UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-04661

Exact name of registrant as specified in charter:	Prudential Global Total Return Fund, Inc.

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	10/31/2018

Date of reporting period:	10/31/2018

Item 1 – Reports to Stockholders

PGIM GLOBAL TOTAL RETURN FUND

(Formerly known as Prudential Global Total Return Fund, Inc.)

ANNUAL REPORT

OCTOBER 31, 2018

COMING SOON: PAPERLESS SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.pgiminvestments.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-225-1852 or by sending an e-mail request to PGIM Investments at shareholderreports@pgim.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary or follow instructions included with this notice to elect to continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-225-1852 or send an email request to shareholderreports@pgim.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

To enroll in e-delivery, go to pgiminvestments.com/edelivery

Objective: Total return, made up of current income and capital appreciation

Highlights (unaudited)

•	Strong sector and issuer selection across sovereign debt in developed markets, high yield corporate bonds, and high-quality structured products contributed to the Fund’s performance.

•

Yield curve and duration positioning also helped performance. In developed market rates, a yield curve flattener positioning in the euro was the largest contributor. In emerging markets, long-duration positioning in Brazilian rates was a strong contributor.

•	Positioning in emerging market sovereign debt hurt performance.

•	In developed market rates, a yield curve flattener in the US dollar and long-duration positioning in Norwegian rates limited results.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2018 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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PGIM FUNDS — UPDATE

The Board of Directors/Trustees for the Fund has approved the implementation of an automatic conversion feature for Class C shares, effective as of April 1, 2019. To reflect these changes, effective April 1, 2019, the section of the Fund’s Prospectus entitled “How to Buy, Sell and Exchange Fund Shares—How to Exchange Your Shares—Frequent Purchases and Redemptions of Fund Shares” is restated to read as follows:

This supplement should be read in conjunction with your Summary Prospectus, Statutory Prospectus and Statement of Additional Information, be retained for future reference and is in addition to any existing Fund supplements.

1.	In each Fund’s Statutory Prospectus, the following is added at the end of the section entitled “Fund Distributions And Tax Issues—If You Sell or Exchange Your Shares”:

Automatic Conversion of Class C Shares

The conversion of Class C shares into Class A shares—which happens automatically approximately 10 years after purchase—is not a taxable event for federal income tax purposes. For more information about the automatic conversion of Class C shares, see Class C Shares Automatically Convert to Class A Shares in How to Buy, Sell and Exchange Fund Shares.

2.

In each Fund’s Statutory Prospectus, the following sentence is added at the end of the section entitled “How to Buy, Sell and Exchange Shares—Closure of Certain Share Classes to New Group Retirement Plans”:

Shareholders owning Class C shares may continue to hold their Class C shares until the shares automatically convert to Class A shares under the conversion schedule, or until the shareholder redeems their Class C shares.

3.

In each Fund’s Statutory Prospectus, the following disclosure is added immediately following the section entitled “How to Buy, Sell and Exchange Shares—How to Buy Shares—Class B Shares Automatically Convert to Class A Shares”:

Class C Shares Automatically Convert to Class A Shares

Starting on or about April 1, 2019 (the “Effective Date”), Class C shares will be eligible for automatic conversion into Class A shares on a monthly basis approximately ten years after the original date of purchase (the “Conversion Date”). Conversion will take place based on the relative NAV of the two classes, without the imposition of any sales load, fee or other charge. All such automatic conversions of Class C shares will constitute tax-free exchanges for federal income tax purposes.

For shareholders investing in Class C shares through retirement plans or omnibus accounts, and in certain other instances, the Fund and its agents may not have

PGIM Global Total Return Fund	3

transparency into how long a shareholder has held Class C shares for purposes of determining whether such Class C shares are eligible for automatic conversion into Class A shares, and the relevant financial intermediary may not have the ability to track purchases in order to credit individual shareholders’ holding periods. In these circumstances, the Fund will not be able to automatically convert Class C shares into Class A shares as described above. In order to determine eligibility for conversion in these circumstances, it is the responsibility of the financial intermediary to notify the Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the financial intermediary may be required to maintain and provide the Fund with records that substantiate the holding period of Class C shares. It is the financial intermediary’s (and not the Fund’s) responsibility to keep records of transactions made in accounts it holds and to ensure that the shareholder is credited with the proper holding period based on such records or those provided to the financial intermediary by the shareholder. Please consult with your financial intermediary for the applicability of this conversion feature to your shares.

A financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or different eligibility requirements for the exchange of Class C shares for Class A shares (see Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries of the Prospectus). Please consult with your financial intermediary if you have any questions regarding your shares’ conversion from Class C shares to Class A shares.

4.

In Part II of each Fund’s Statement of Additional Information, the following disclosure is added immediately following the section entitled “Purchase, Redemption and Pricing of Fund Shares—Share Classes—Automatic Conversion of Class B Shares”:

AUTOMATIC CONVERSION OF CLASS C SHARES. Starting on or about April 1, 2019 (the “Effective Date”), Class C shares will be eligible for automatic conversion into Class A shares on a monthly basis approximately ten years after the original date of purchase (the “Conversion Date”). Conversion will take place based on the relative NAV of the two classes, without the imposition of any sales load, fee or other charge. Class C shares of a Fund acquired through automatic reinvestment of dividends or distributions will convert to Class A shares of the Fund on the Conversion Date pro rata with the converting Class C shares of the Fund that were not acquired through reinvestment of dividends or distributions. All such automatic conversions of Class C shares will constitute tax-free exchanges for federal income tax purposes.

For shareholders investing in Class C shares through retirement plans or omnibus accounts, and in certain other instances, the Fund and its agents may not have transparency into how long a shareholder has held Class C shares for purposes of determining whether such Class C shares are eligible for automatic conversion into Class A shares, and the relevant financial intermediary may not have the ability to track purchases in order to credit individual shareholders’ holding periods. In these circumstances, the

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Fund will not be able to automatically convert Class C shares into Class A shares as described above. In order to determine eligibility for conversion in these circumstances, it is the responsibility of the financial intermediary to notify the Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the financial intermediary may be required to maintain and provide the Fund with records that substantiate the holding period of Class C shares. It is the financial intermediary’s (and not the Fund’s) responsibility to keep records of transactions made in accounts it holds and to ensure that the shareholder is credited with the proper holding period based on such records or those provided to the financial intermediary by the shareholder. Please consult with your financial intermediary for the applicability of this conversion feature to your shares.

Class C shares were generally closed to investments by new group retirement plans effective June 1, 2018. Group retirement plans (and their successor, related and affiliated plans) that have Class C shares of the Fund available to participants on or before the Effective Date may continue to open accounts for new participants in such share class and purchase additional shares in existing participant accounts.

The Fund has no responsibility for monitoring or implementing a financial intermediary’s process for determining whether a shareholder meets the required holding period for conversion. A financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or different eligibility requirements for the exchange of Class C shares for Class A shares, as set forth on Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries of the Prospectus. In these cases, Class C shareholders may have their shares exchanged for Class A shares under the policies of the financial intermediary. Financial intermediaries will be responsible for making such exchanges in those circumstances. Please consult with your financial intermediary if you have any questions regarding your shares’ conversion from Class C shares to Class A shares.

LR1094

- Not part of the Annual Report -

PGIM Global Total Return Fund	5

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Letter from the President

Dear Shareholder:

We hope you find the annual report for PGIM Global Total Return Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2018.

We have important information to share with you. Effective June 11, 2018, Prudential Mutual Funds were renamed PGIM Funds. This renaming is part of our ongoing effort to further build our reputation and establish our global brand, which began when our firm adopted PGIM Investments as its name in April 2017. Please note that only the Fund’s name has changed. Your Fund’s management and operation, along with its symbols, remained the same.*

During the reporting period, the global economy continued to grow, and central banks gradually tightened monetary policy. In the US, the economy expanded and employment increased. In September, the Federal Reserve hiked interest rates for the eighth time since 2015, based on confidence in the economy.

Equity returns on the whole were strong, due to optimistic earnings expectations and investor sentiment. Global equities, including emerging markets, generally posted positive returns. However, they trailed the performance of US equities, which rose on higher corporate profits, new regulatory policies, and tax reform benefits. Volatility spiked briefly early in the period on inflation concerns, rising interest rates, and a potential global trade war, and again late in the period on worries that profit growth might slow in 2019.

The overall bond market declined modestly during the period, as measured by the Bloomberg Barclays US Aggregate Bond Index. The best performance came from higher-yielding, economically sensitive sectors, such as high yield bonds and bank loans, which posted small gains. US investment-grade corporate bonds and US Treasury bonds both finished the period with negative returns. A major trend during the period was the flattening of the US Treasury yield curve, which increased the yield on fixed income investments with shorter maturities and made them more attractive to investors.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This investment expertise allows us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Global Total Return Fund

December 14, 2018

*The Prudential Day One Funds did not change their names.

PGIM Global Total Return Fund	7

Your Fund’s Performance (unaudited)

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/18 (with sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	–7.03	0.96	5.92	—
Class B	–7.95	0.97	5.61	—
Class C	–4.18	1.14	5.71	—
Class Z	–2.25	2.16	6.69	—
Class R2	N/A	N/A	N/A	–4.24* (12/27/17)
Class R4	N/A	N/A	N/A	–3.88* (12/27/17)
Class R6**	–2.19	2.38	N/A	2.83 (2/3/12)
Bloomberg Barclays Global Aggregate Bond Index
	–2.05	0.33	3.16	—
Lipper Global Income Funds Average***
	–1.99	0.98	4.24	—
Lipper Custom Global Income Funds Average***
	–2.72	0.39	3.92	—

	Average Annual Total Returns as of 10/31/18 (without sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	–2.65	1.89	6.41	—
Class B	–3.23	1.14	5.61	—
Class C	–3.24	1.14	5.71	—
Class Z	–2.25	2.16	6.69	—
Class R2	N/A	N/A	N/A	–4.24* (12/27/17)
Class R4	N/A	N/A	N/A	–3.88* (12/27/17)
Class R6**	–2.19	2.38	N/A	2.83 (2/3/12)
Bloomberg Barclays Global Aggregate Bond Index
	–2.05	0.33	3.16	—
Lipper Global Income Funds Average***
	–1.99	0.98	4.24	—
Lipper Custom Global Income Funds Average***
	–2.72	0.39	3.92	—

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in Fund’s Class Z shares with a similar investment in the Bloomberg Barclays Global Aggregate Bond Index by portraying the initial account values at the beginning of the 10-year period for Class Z shares (October 31, 2008) and the account values at the end of the current fiscal year (October 31, 2018) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC and Lipper Inc.

*Not annualized

**Formerly known as Class Q shares.

***The Lipper Custom Global Income Funds Average consists only of unhedged funds within Lipper’s Global Income Funds Universe and not the entire Global Income Funds Universe, although Lipper classifies the Fund in the Global Income Funds Performance Universe. The Lipper Custom Global Income Funds Average is utilized because the Fund’s manager believes that the funds included in this universe provide a more appropriate basis for Fund performance comparisons.

Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Index and the Lipper Average are measured from closest month-end to the class’ inception date.

PGIM Global Total Return Fund	9

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B*	Class C	Class Z	Class R2	Class R4	Class R6**
Maximum initial sales charge	4.50% of the public offering price	None	None	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	5.00% (Yr. 1) 4.00% (Yr. 2) 3.00% (Yr. 3) 2.00% (Yr. 4) 1.00% (Yr. 5/6) 0.00% (Yr. 7)	1.00% on sales made within 12 months of purchase	None	None	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	1.00%	1.00%	None	0.25%	None	None
Shareholder service fees	None	None	None	None	0.10%	0.10%	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

**Formerly known as Class Q shares.

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Benchmark Definitions

Bloomberg Barclays Global Aggregate Bond Index—The Bloomberg Barclays Global Aggregate Bond Index is an unmanaged index of global investment-grade fixed income markets. The three major components of this index are the US Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The Index also includes euro dollar and euro-yen corporate bonds, and Canadian government, agency and corporate securities. The average annual total return for the Index measured from the month-end closest to the inception date of the Fund’s Class R6 shares is 0.44%. The cumulative total return for the Index measured from the month-end closest to the inception date of the Fund’s Class R2 and Class R4 shares is –3.46%.

Lipper Global Income Funds Average—The Lipper Global Income Funds Average (Lipper Average) is based on the average return of all funds in the Lipper Global Income Funds universe for the periods noted. Funds in the Lipper Average invest primarily in US dollar and non-US dollar debt securities of issuers located in at least three countries, one of which may be the United States. The average annual total return for the Lipper Average measured from the month-end closest to the inception date of the Fund’s Class R6 shares is 1.23%. The cumulative total return for the Lipper Average measured from the month-end closest to the inception date of the Fund’s Class R2 and Class R4 shares is –2.81%.

Lipper Custom Global Income Funds Average—The Lipper Custom Global Income Funds Average (Lipper Custom Average) consists only of unhedged funds within Lipper’s Global Income Funds universe and not the entire Global Income Funds universe, although Lipper classifies the Fund in the Global Income Funds Performance universe. The average annual total return for the Lipper Custom Average measured from the month-end closest to the inception date of the Fund’s Class R6 shares is 0.71%. The cumulative total return for the Lipper Custom Average measured from the month-end closest to the inception date of the Fund’s Class R2 and Class R4 shares is 5.18%.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Averages reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes.

Distributions and Yields as of 10/31/18
	Total Distributions Paid for 12 Months ($)	SEC 30-Day Subsidized Yield* (%)	SEC 30-Day Unsubsidized Yield** (%)
Class A	0.22	2.53	2.29
Class B	0.17	1.91	2.39
Class C	0.17	1.91	1.77
Class Z	0.23	2.88	2.56
Class R2***	0.17	2.42	–197.16
Class R4***	0.19	2.66	–42.50
Class R6	0.24	2.85	2.85

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements).

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses. The investor experience is represented by the SEC 30-Day Subsidized Yield.

***Inception: 12/27/17

PGIM Global Total Return Fund	11

Your Fund’s Performance (continued)

Credit Quality expressed as a percentage of total investments as of 10/31/18 (%)
AAA	26.2
AA	9.6
A	18.0
BBB	24.7
BB	10.3
B	4.3
CCC	0.3
Not Rated	6.5
Cash/Cash Equivalents	0.1
Total	100.0

Source: PGIM Fixed Income

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by a NRSRO. Credit ratings are subject to change. Values may not sum to 100.0% due to rounding.

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Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM Global Total Return Fund’s Class Z shares returned –2.25% in the 12-month reporting period that ended October 31, 2018, underperforming the –2.05% return of the Bloomberg Barclays Global Aggregate Bond Index (the Index) and outperforming the –2.72% return of the Lipper Custom Global Income Funds Average.

What were market conditions?

•

At the beginning of the reporting period, the newly passed US tax law package was expected to continue to pressure future budget deficits, which would heighten the need for international deficit financing via increased Treasury issuance. Some thought that this could offset the positive effects of potential regulatory reform and pause the widening in long-dated swap spreads. In Europe, market expectations of diminished asset purchases by the European Central Bank (ECB) improved access to lending channels, and slightly larger bank balance sheets were thought to contribute to higher euro rates, especially in Germany.

•

Long-term interest rates in developed markets continued their ascent in the first quarter of 2018 amid further signs of synchronized global growth and the expected effects of US fiscal stimulus. While the increase in rates was notable for its breadth, the scale of the sell-off created numerous opportunities in developed markets as the second quarter got underway. In the US, yields rose across the curve on hawkish Federal Reserve (Fed) rhetoric, anticipated fiscal stimulus from the recently passed tax law and budget deals, and increased Treasury supply, particularly at the front (short-term) end of the yield curve. In Europe, the ECB’s continued quantitative easing (QE) asset purchases meant there would be zero net issuance. That said, the ECB tapered its monthly QE purchases from $60 billion to $30 billion in the first quarter. Many expected it could have announced a conclusion to the purchases in September 2018, albeit with reinvestments likely to continue. PGIM Fixed Income believes the ECB’s first rate hike could emerge by the second quarter of 2019.

•

In the second quarter of 2018, US rates diverged from other developed market interest rates. With inflation on target, unemployment down, and the Fed continuing its cautious rate-hiking cycle, US long-term yields finished the quarter relatively unchanged. In contrast, the ECB emphasized downside risks in the economy, primarily stemming from trade, indicating the likely need for low rates through the summer of 2019. Similarly, the Bank of Japan (BoJ) signaled easy policy for the long haul as it delayed and lowered its expected path for rising inflation. In line with the central banks’ reading, long-term rates in Japan and Europe ended the second quarter at lows for the year. In China, rates rallied substantially, with yields falling to three-year lows as its central bank eased policy in an effort to support growth.

PGIM Global Total Return Fund	13

Strategy and Performance Overview (continued)

•

In the third quarter and October 2018, while the markets were volatile, the underlying causes were more or less constant with minor variations. After a decade of balance sheet expansion, the G3 (US, Japan, and eurozone) central banks are finally—at least in aggregate—turning off the liquidity spigot. The Fed is in the lead, hiking rates and implementing its roll-off of securities from its balance sheet at an accelerating pace. The ECB is in the final months of its asset-purchase program, which undoubtedly will be followed by rising anxiety surrounding the timing and pace of eventual rate hikes, in PGIM Fixed Income’s view. Meanwhile, the BoJ is sending mixed messages. Realizing it is taking longer than initially expected to hit its 2% inflation target, the BoJ is trying to improve its long-term policy effectiveness. It has taken steps, such as reducing its amounts of bond purchases and widening its target range for the 10-year Japanese government bond (JGB) yield, with the intent of reducing its stranglehold on the market and steepening the yield curve. These policy changes have tipped the scales, switching the G3 central bank balance sheets from aggressive growth to a path of stasis. The switch from “net buy” to “net hold” means the market’s primary source of steady capital injections over the last decade is more or less gone, leaving open markets to adjust to supply and demand on their own.

What worked?

•	During the reporting period, the Fund’s sector allocation emphasized global spread sectors rather than government bond sectors.

•	Strong sector and issuer selection across sovereign debt in developed markets, high yield corporate bonds, and high-quality structured products contributed to performance.

•

Yield curve and duration positioning also helped performance. In developed market rates, a yield curve flattener positioning in the euro was the largest contributor. In emerging markets, long-duration positioning in Brazilian rates was a strong contributor.

•	Although overall currency positioning hurt performance, tactical positioning in the Turkish lira, as well as underweights in the Chilean peso and Swiss franc, helped offset some of the losses.

What didn’t work?

•	Positioning in emerging market sovereign debt hurt performance during the reporting period.

•	In developed market rates, a yield curve flattener in the US dollar and long-duration positioning in Norwegian rates limited results.

•	Currency positioning hurt performance in the period. Overweights in the Indian rupee, Russian ruble, Brazilian real, and Indonesian rupiah were the largest detractors.

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Did the Fund hold derivatives, and how did they affect performance?

•

The Fund used interest rate futures and swaps to implement its investment strategy, as well as to help manage duration and yield curve exposure. The use of interest rate futures and swaps had a positive impact on the Fund’s performance in the reporting period.

•	To implement most currency strategies, the Fund employed foreign exchange derivatives, which negatively impacted performance.

Current outlook

•

As of the end of the period, PGIM Fixed Income maintained its positive view of fundamentals in the credit sectors of the fixed income market. The Fund held positions in spread sectors, including high yield, emerging market (EM), and structured products such as commercial mortgage-backed securities (CMBS), collateralized loan obligations (CLOs), non-agency mortgage-backed securities, and asset-backed securities (ABS). It also ended the period with an underweight in investment-grade corporates.

•

At period-end, the Fund was overweight debt of European peripheral countries as well as a select group of emerging market issuers (mostly sovereign debt). Relative to its benchmark, the Fund held an underweight in the Swiss franc, overweight in the US dollar, and a modest underweight in the euro. The Fund maintained a select set of small underweights and overweights within emerging market and “commodity” currencies. Examples include overweights in the Peruvian nuevo sol, Thai baht, and Indian rupee, and underweights in the Chinese yuan, Hungarian forint, and South Africa rand.

•

In investment-grade corporates, PGIM Fixed Income continues to favor higher-quality financials and electric utilities over industrials subject to event risk. Within industrials, the Fund is focusing on select issuers where an “event” has passed as higher-quality corporates continue to lever up and merger-and-acquisition (M&A) activity remains a concern.

•

A combination of solid fundamentals (strong earnings and low defaults) and favorable technicals (limited net supply and persistent institutional demand from Asia) has left PGIM Fixed Income with a modestly positive view on US high yield in the near term. However, concerns over current valuations, risk appetite on recent lower-quality M&A transactions reminiscent of 2007, as well as broader concerns about trade wars and the timing of the next recession, have prompted PGIM Fixed Income to take a cautious view longer term.

•

Within CMBS, PGIM Fixed Income continues to find value in high-quality securities of new-issue conduit deals. In ABS, the Fund has maintained a fundamentally driven, up-in-quality focus, favoring select securitizations from originators of unsecured consumer, subprime auto, and private refinance student loans that practice strong underwriting and display robust structural features.

PGIM Global Total Return Fund	15

Strategy and Performance Overview (continued)

•

The Fund has a very small allocation to government-related sectors such as Treasuries and agency mortgage-backed securities, as PGIM Fixed Income finds more compelling value in the aforementioned sectors.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2018. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period

PGIM Global Total Return Fund	17

Fees and Expenses (continued)

and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Global Total Return Fund		Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$954.70	0.88%	$4.34
	Hypothetical	$1,000.00	$1,020.77	0.88%	$4.48
Class B	Actual	$1,000.00	$951.10	1.63%	$8.02
	Hypothetical	$1,000.00	$1,016.99	1.63%	$8.29
Class C	Actual	$1,000.00	$951.00	1.63%	$8.02
	Hypothetical	$1,000.00	$1,016.99	1.63%	$8.29
Class Z	Actual	$1,000.00	$956.10	0.63%	$3.11
	Hypothetical	$1,000.00	$1,022.03	0.63%	$3.21
Class R2	Actual	$1,000.00	$954.20	1.08%	$5.32
	Hypothetical	$1,000.00	$1,019.76	1.08%	$5.50
Class R4	Actual	$1,000.00	$956.90	0.83%	$4.09
	Hypothetical	$1,000.00	$1,021.02	0.83%	$4.23
Class R6**	Actual	$1,000.00	$956.60	0.59%	$2.91
	Hypothetical	$1,000.00	$1,022.23	0.59%	$3.01

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2018, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2018 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

**Formerly known as Class Q shares.

18	Visit our website at pgiminvestments.com

Schedule of Investments

as of October 31, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
LONG-TERM INVESTMENTS 97.5%

ASSET-BACKED SECURITIES 19.3%

Cayman Islands 11.7%
ArrowMark Colorado Holdings, Series 2017-06A, Class A1, 144A, 3 Month LIBOR + 1.280%	3.716	%(c)	07/15/29	500	$500,611
Atlas Senior Loan Fund Ltd., Series 2017-08A, Class A, 144A, 3 Month LIBOR + 1.300%	3.736	(c)	01/16/30	500	499,674
Bain Capital Credit CLO, Series 2018-01A, Class A1, 144A, 3 Month LIBOR + 0.960%	3.437	(c)	04/23/31	3,500	3,497,551
Ballyrock CLO Ltd., Series 2016-01A, Class A, 144A, 3 Month LIBOR + 1.590%	4.026	(c)	10/15/28	3,000	3,013,763
Battalion CLO Ltd., Series 2015-08A, Class A1R, 144A, 3 Month LIBOR + 1.340%	3.673	(c)	07/18/30	2,000	2,005,170
Benefit Street Partners CLO Ltd.,
Series 2013-IIA, Class A1R, 144A, 3 Month LIBOR + 1.250%	3.686	(c)	07/15/29	1,250	1,251,673
Series 2017-12A, Class A1, 144A, 3 Month LIBOR + 1.250%	3.686	(c)	10/15/30	750	751,097
Brookside Mill CLO Ltd., Series 2013-01A, Class BR, 144A, 3 Month LIBOR + 1.350%	3.799	(c)	01/17/28	4,000	3,971,276
Canyon Capital CLO Ltd., Series 2015-01A, Class AS, 144A, 3 Month LIBOR + 1.250%	3.686	(c)	04/15/29	3,750	3,758,104
Carlyle Global Market Strategies CLO Ltd., Series 2014-01A, Class A1R2, 144A, 3 Month LIBOR + 0.970%	3.419	(c)	04/17/31	9,000	9,008,679
Carlyle US CLO Ltd., Series 2018-01A, Class A1, 144A, 3 Month LIBOR + 1.020%	3.489	(c)	04/20/31	12,500	12,471,077
Catamaran CLO Ltd., Series 2014-01A, Class A1AR, 144A, 3 Month LIBOR + 1.260%	3.729	(c)	04/22/30	2,500	2,496,448
Cent CLO Ltd., Series C17A, Class A1AR, 144A, 3 Month LIBOR + 1.030%	3.330	(c)	04/30/31	15,000	14,976,607
Greywolf CLO Ltd., Series 2018-01A, Class A1, 144A, 3 Month LIBOR + 1.030%	3.538	(c)	04/26/31	7,000	6,957,979

See Notes to Financial Statements.

PGIM Global Total Return Fund	19

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (Continued)

Cayman Islands (cont’d.)
ICG US CLO Ltd., Series 2017-02A, Class A1, 144A, 3 Month LIBOR + 1.280%	3.757	%(c)	10/23/29	3,500	$3,506,676
KVK CLO Ltd.,
Series 2014-01A, Class A1R, 144A, 3 Month LIBOR + 1.300%	3.614	(c)	05/15/26	2,455	2,455,679
Series 2018-01A, Class B, 144A, 3 Month LIBOR + 1.650%	3.981	(c)	05/20/29	5,000	5,007,854
Mariner CLO Ltd., Series 2018-05A, Class A, 144A, 3 Month LIBOR + 1.110%	3.600	(c)	04/25/31	6,250	6,227,069
MidOcean Credit CLO,
Series 2018-08A, Class B, 144A, 3 Month LIBOR + 1.650%	3.972	(c)	02/20/31	2,000	1,991,540
Series 2018-09A, Class A1, 144A, 3 Month LIBOR + 1.150%	3.397	(c)	07/20/31	2,000	1,996,008
Mountain View CLO Ltd., Series 2015-09A, Class A2R, 144A, 3 Month LIBOR + 1.780%	4.216	(c)	07/15/31	5,750	5,743,787
OCP CLO Ltd., Series 2017-13A, Class A1A, 144A, 3 Month LIBOR + 1.260%	3.696	(c)	07/15/30	750	751,140
OZLM Ltd.,
Series 2014-06A, Class A1S, 144A, 3 Month LIBOR + 1.080%	3.529	(c)	04/17/31	5,500	5,464,156
Series 2014-06A, Class A2AS, 144A, 3 Month LIBOR + 1.750%	4.199	(c)	04/17/31	2,000	1,998,625
Series 2015-11A, Class A1R, 144A, 3 Month LIBOR + 1.250%	3.770	(c)	10/30/30	1,000	1,001,703
Series 2018-20A, Class A1, 144A, 3 Month LIBOR + 1.050%	3.519	(c)	04/20/31	5,000	4,996,101
Series 2018-20A, Class A2, 144A, 3 Month LIBOR + 1.650%	4.119	(c)	04/20/31	3,000	2,997,569
Palmer Square CLO Ltd.,
Series 2015-01A, Class A1R, 144A, 3 Month LIBOR + 1.300%	3.612	(c)	05/21/29	3,750	3,756,306
Series 2015-02A, Class A1AR, 144A, 3 Month LIBOR + 1.270%	3.739	(c)	07/20/30	1,750	1,752,720
Regatta Funding Ltd.,
Series 2016-01A, Class A1, 144A, 3 Month LIBOR + 1.520%	3.858	(c)	12/20/28	2,000	2,002,251

See Notes to Financial Statements.

20

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (Continued)

Cayman Islands (cont’d.)
Regatta Funding Ltd., (cont’d.)
Series 2017-01A, Class A, 144A, 3 Month LIBOR + 1.250%	3.699	%(c)	10/17/30	2,000	$2,003,013
Shackleton CLO Ltd.,
Series 2014-05RA, Class A, 144A, 3 Month LIBOR + 1.100%	3.463	(c)	05/07/31	5,000	4,986,260
Series 2014-05RA, Class B, 144A, 3 Month LIBOR + 1.700%	4.063	(c)	05/07/31	6,500	6,498,273
Silver Creek CLO Ltd., Series 2014-01A, Class AR, 144A, 3 Month LIBOR + 1.240%	3.709	(c)	07/20/30	500	500,694
Sound Point CLO Ltd.,
Series 2016-02A, Class A, 144A, 3 Month LIBOR + 1.660%	4.129	(c)	10/20/28	1,000	1,000,274
Series 2017-03A, Class A1B, 144A, 3 Month LIBOR + 1.220%	3.689	(c)	10/20/30	500	498,951
Structured Asset Investment Loan Trust, Series 2003-BC09, Class 2A, 1 Month LIBOR + 0.950%	3.231	(c)	08/25/33	1,816	1,773,030
TCW CLO Ltd., Series 2018-01A, Class A1A, 144A, 3 Month LIBOR + 1.050%	3.540	(c)	04/25/31	15,000	14,933,722
Telos CLO Ltd., Series 2013-03A, Class AR, 144A, 3 Month LIBOR + 1.300%	3.749	(c)	07/17/26	1,000	1,001,874
TIAA CLO Ltd., Series 2016-01A, Class AR, 144A, 3 Month LIBOR + 1.200%	3.669	(c)	07/20/31	2,000	2,000,536
TICP CLO Ltd., Series 2015-01A, Class BR, 144A, 3 Month LIBOR + 1.300%	3.769	(c)	07/20/27	5,187	5,151,746
Trinitas CLO Ltd.,
Series 2015-03A, Class BR, 144A, 3 Month LIBOR + 1.400%	3.836	(c)	07/15/27	5,000	4,965,239
Series 2016-05A, Class A, 144A, 3 Month LIBOR + 1.700%	4.190	(c)	10/25/28	3,000	3,001,076
Series 2017-06A, Class A, 144A, 3 Month LIBOR + 1.320%	3.810	(c)	07/25/29	2,500	2,505,193
Tryon Park CLO Ltd.,
Series 2013-01A, Class A2R, 144A, 3 Month LIBOR + 1.500%	3.936	(c)	04/15/29	3,700	3,691,878

See Notes to Financial Statements.

PGIM Global Total Return Fund	21

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
ASSET-BACKED SECURITIES (Continued)

Cayman Islands (cont’d.)
Voya CLO Ltd., Series 2013-02A, Class A1R, 144A, 3 Month LIBOR + 0.970%	3.460	%(c)	04/25/31		4,500	$4,474,766
Wellfleet CLO Ltd.,
Series 2017-02A, Class A1, 144A, 3 Month LIBOR + 1.250%	3.719	(c)	10/20/29		1,500	1,502,488
Series 2017-03A, Class A1, 144A, 3 Month LIBOR + 1.150%	3.599	(c)	01/17/31		2,500	2,493,463
York CLO Ltd., Series 2015-01A, Class AR, 144A, 3 Month LIBOR + 1.150%	3.619	(c)	01/22/31		5,000	4,989,914
Zais CLO Ltd.,
Series 2015-03A, Class A2R, 144A, 3 Month LIBOR + 2.190%	4.626	(c)	07/15/31		8,500	8,504,562
Series 2017-01A, Class A1, 144A, 3 Month LIBOR + 1.370%	3.806	(c)	07/15/29		4,250	4,259,903
Series 2017-02A, Class A, 144A, 3 Month LIBOR + 1.290%	3.726	(c)	04/15/30		750	754,054
Series 2018-01A, Class A, 144A, 3 Month LIBOR + 0.950%	3.386	(c)	04/15/29		7,250	7,187,280

						205,487,082

Ireland 0.9%
Arbour CLO Ltd., Series 2018-03A, Class B1R, 144A	1.920	(cc)	03/15/29	EUR	4,000	4,523,311
Armada Euro CLO,
Series 2018-02A, Class A1, 144A, 3 Month EURIBOR + 0.760%	0.760	(c)	11/15/31	EUR	5,500	6,155,865
Series 2018-02A, Class A3, 144A	1.500	(cc)	11/15/31	EUR	1,500	1,697,781
Oak Hill European Credit Partners, Series 2017-6A, Class A2, 144A	1.150		01/20/32	EUR	3,000	3,401,518

						15,778,475

Netherlands 0.1%
St Paul’s CLO DAC, Series 7A, Class B2R, 144A	2.400		04/30/30	EUR	1,000	1,140,022

See Notes to Financial Statements.

22

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
ASSET-BACKED SECURITIES (Continued)

Spain 0.5%
TFS, Series 2018-03, Class A1, 1 Month EURIBOR + 2.900%	2.900	%(c)	03/16/23	EUR	8,314	$9,417,198

United States 6.1%
ABFC Trust, Series 2004-OPT5, Class A1, 1 Month LIBOR + 0.700%	2.981	(c)	06/25/34		848	855,087
ACE Securities Corp. Home Equity Loan Trust, Series 2005-HE2, Class M4, 1 Month LIBOR + 0.960%	3.241	(c)	04/25/35		521	521,290
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass-Through Certificates,
Series 2002-2, Class M3, 1 Month LIBOR + 2.655%	4.936	(c)	08/25/32		580	575,576
Series 2002-3, Class M3, 1 Month LIBOR + 2.850%	5.131	(c)	08/25/32		301	300,965
Series 2004-R08, Class M1, 1 Month LIBOR + 0.960%	3.241	(c)	09/25/34		96	95,963
Argent Securities, Inc., Asset-Backed Pass-Through Certificates,
Series 2004-W06, Class M1, 1 Month LIBOR + 0.825%	3.106	(c)	05/25/34		61	61,164
Series 2005-W02, Class A2C, 1 Month LIBOR + 0.360%	2.641	(c)	10/25/35		536	536,966
Battalion CLO Ltd., Series 2018-12A, Class A1, 144A, 3 Month LIBOR + 1.070%	3.400	(c)	05/17/31		15,000	14,928,884
Bear Stearns Asset-Backed Securities Trust, Series 2004-HE02, Class M1, 1 Month LIBOR + 0.900%	3.181	(c)	03/25/34		169	169,408
Chase Funding Loan Acquisition Trust, Series 2004-AQ1, Class A2, 1 Month LIBOR + 0.800%	3.081	(c)	05/25/34		237	238,520
Chase Funding Trust, Series 2003-4, Class 2A2, 1 Month LIBOR + 0.600%	2.881	(c)	05/25/33		880	856,603
CHEC Loan Trust, Series 2004-1, Class A3, 144A, 1 Month LIBOR + 1.000%	3.281	(c)	07/25/34		812	795,948
CIT Mortgage Loan Trust, Series 2007-01, Class 1A, 144A, 1 Month LIBOR + 1.350%	3.631	(c)	10/25/37		1,350	1,364,502
Countrywide Asset-Backed Certificates, Series 2002-5, Class MV1, 1 Month LIBOR + 1.500%	3.781	(c)	03/25/33		125	125,175

See Notes to Financial Statements.

PGIM Global Total Return Fund	23

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (Continued)

United States (cont’d.)
Credit Suisse Mortgage Trust,
Series 2016-RPL01, Class A1, 144A, 1 Month LIBOR + 3.150%	5.406	%(c)	12/26/46	1,532	$1,557,202
Series 2018-03R, Class 1A1, 144A, 1 Month LIBOR + 1.200%	3.474	(c)	12/25/46	3,697	3,708,319
Series 2018-RPL08, Class A1, 144A	4.125		07/25/58	3,490	3,465,339
EquiFirst Mortgage Loan Trust, Series 2004-1, Class 1A1, 1 Month LIBOR + 0.480%	2.761	(c)	01/25/34	818	794,492
Finance America Mortgage Loan Trust, Series 2004-02, Class M1, 1 Month LIBOR + 0.825%	3.106	(c)	08/25/34	601	599,205
Fremont Home Loan Trust,
Series 2004-01, Class M1, 1 Month LIBOR + 0.675%	2.956	(c)	02/25/34	349	350,470
Series 2004-B, Class M1, 1 Month LIBOR + 0.870%	3.151	(c)	05/25/34	695	685,977
Home Equity Asset Trust, Series 2005-9, Class 2A4, 1 Month LIBOR + 0.340%	2.621	(c)	04/25/36	163	162,966
Laurel Road Prime Student Loan Trust,
Series 2018-A, Class A, 144A	3.723	(cc)	02/25/43	3,430	4,726,623
Series 2018-C, Class A, 144A	4.491	(cc)	08/25/43	6,015	6,091,439
Lendmark Funding Trust,
Series 2017-01A, Class B, 144A	3.770		12/22/25	700	695,045
Series 2017-02A, Class B, 144A	3.380		05/20/26	2,000	1,955,427
Series 2017-02A, Class C, 144A	4.330		05/20/26	700	691,995
Long Beach Mortgage Loan Trust,
Series 2003-04, Class AV1, 1 Month LIBOR + 0.620%	2.901	(c)	08/25/33	853	853,274
Series 2004-03, Class M1, 1 Month LIBOR + 0.855%	3.136	(c)	07/25/34	156	155,987
LSFVT, Series 2018-01, 1 Month LIBOR + 2.000%^	3.982	(c)	04/01/21	12,734	12,695,642
MASTR Asset-Backed Securities Trust,
Series 2004-OPT02, Class A1, 1 Month LIBOR + 0.700%	2.981	(c)	09/25/34	2,250	2,226,501
Series 2004-WMC2, Class M1, 1 Month LIBOR + 0.900%	3.181	(c)	04/25/34	2,009	1,985,310
Merrill Lynch Mortgage Investors Trust, Series 2004-HE02, Class M1, 1 Month LIBOR + 1.200%	3.481	(c)	08/25/35	77	77,595
Morgan Stanley ABS Capital I, Inc. Trust,
Series 2003-NC08, Class M1, 1 Month LIBOR + 1.050%	3.331	(c)	09/25/33	161	159,445

See Notes to Financial Statements.

24

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
ASSET-BACKED SECURITIES (Continued)

United States (cont’d.)
Morgan Stanley ABS Capital I, Inc. Trust, (cont’d.)
Series 2004-OP01, Class M1, 1 Month LIBOR + 0.870%	3.151	%(c)	11/25/34		2,378	$2,369,134
Morgan Stanley Dean Witter Capital I, Inc. Trust, Series 2002-AM3, Class A3, 1 Month LIBOR + 0.980%	3.261	(c)	02/25/33		230	225,289
New Century Home Equity Loan Trust,
Series 2003-04, Class M1, 1 Month LIBOR + 1.125%	3.406	(c)	10/25/33		201	200,885
Series 2005-C, Class A2C, 1 Month LIBOR + 0.250%	2.531	(c)	12/25/35		68	67,729
OneMain Direct Auto Receivables Trust,
Series 2017-01A, Class C, 144A	3.910		08/16/21		1,900	1,906,085
Series 2017-02A, Class D, 144A	3.420		10/15/24		700	688,846
Series 2017-02A, Class E, 144A	4.740		11/14/25		1,000	989,296
OneMain Financial Issuance Trust,
Series 2015-02A, Class C, 144A	4.320		07/18/25		2,100	2,105,961
Series 2016-01A, Class A, 144A	3.660		02/20/29		1,000	1,002,291
Series 2016-02A, Class A, 144A	4.100		03/20/28		388	389,901
Series 2017-01A, Class C, 144A	3.350		09/14/32		400	390,228
Oportun Funding LLC,
Series 2016-C, Class A, 144A	3.280		11/08/21		1,350	1,349,924
Series 2017-A, Class A, 144A	3.230		06/08/23		1,000	985,407
Series 2017-B, Class A, 144A	3.220		10/10/23		2,600	2,559,137
Series 2018-A, Class A, 144A	3.610		03/08/24		1,330	1,312,434
Series 2018-C, Class A, 144A	4.100		10/08/24		2,100	2,099,070
Option One Mortgage Acceptance Corp., Asset-Backed Certificates, Series 2003-06, Class A2, 1 Month LIBOR + 0.660%	2.941	(c)	11/25/33		825	808,768
PNMAC FMSR Issuer Trust, Series 2018-FT01, Class A, 144A, 1 Month LIBOR + 2.350%	4.631	(c)	04/25/23		4,290	4,320,895
PNMAC GMSR Issuer Trust,
Series 2018-GT01, Class A, 144A, 1 Month LIBOR + 2.850%	5.131	(c)	02/25/23		1,020	1,030,892
Series 2018-GT02, Class A, 144A, 1 Month LIBOR + 2.650%	4.931	(c)	08/25/25		2,300	2,316,073
Popular ABS Mortgage Pass-Through Trust, Series 2004-04, Class M1	4.358	(cc)	09/25/34		110	110,970
Santander Drive Auto Receivables Trust, Series 2017-03, Class C	2.760		12/15/22		400	394,887
SLM Student Loan Trust, Series 2004-02X, Class A6, 3 Month EURIBOR + 0.550%	0.233	(c)	07/25/39	EUR	3,520	3,839,953

See Notes to Financial Statements.

PGIM Global Total Return Fund	25

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
ASSET-BACKED SECURITIES (Continued)

United States (cont’d.)
SLM Student Loan Trust, (cont’d.)
Series 2007-02, Class B, 3 Month LIBOR + 0.170%	2.660	%(c)	07/25/25		6,600	$6,038,931
SpringCastle America Funding LLC, Series 2016-AA, Class A, 144A	3.050		04/25/29		1,107	1,097,808
Springleaf Funding Trust,
Series 2015-AA, Class A, 144A	3.160		11/15/24		370	369,868
Series 2017-AA, Class C, 144A	3.860		07/15/30		800	789,494
Structured Asset Investment Loan Trust,
Series 2003-BC03, Class M1, 1 Month LIBOR + 1.425%	3.706	(c)	04/25/33		300	299,454
Series 2004-08, Class A8, 1 Month LIBOR + 1.000%	3.281	(c)	09/25/34		376	376,092
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2005-NC2, Class M3, 1 Month LIBOR + 0.430%	2.711	(c)	05/25/35		133	133,084
VOLT LLC, Series 2017-NPL07, Class A1, 144A	3.250		06/25/47		206	204,715

						105,837,805

TOTAL ASSET-BACKED SECURITIES (cost $338,208,007)						337,660,582

BANK LOANS 0.0%

France 0.0%
OBOL France 3 SAS, Facility B, 1 - 3 Month EURIBOR + 3.583%^	3.583	(c)	04/11/23	EUR	232	262,834

United Kingdom 0.0%
Richmond UK Bidco Ltd., Facility B, 1 Month GBP LIBOR + 4.250%	4.980	(c)	03/03/24	GBP	388	481,691

TOTAL BANK LOANS (cost $788,291)						744,525

COMMERCIAL MORTGAGE-BACKED SECURITIES 7.5%

United States
20 Times Square Trust,
Series 2018-20TS, Class G, 144A	3.100	(cc)	05/15/35		1,000	901,571
Series 2018-20TS, Class H, 144A	3.100	(cc)	05/15/35		1,000	879,664
BANK,
Series 2017-BNK05, Class A3	3.020		06/15/60		3,600	3,432,292

See Notes to Financial Statements.

26

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)

United States (cont’d.)
BANK, (cont’d.)
Series 2017-BNK06, Class A3	3.125%		07/15/60	4,400	$4,221,413
Series 2017-BNK07, Class A4	3.175		09/15/60	5,000	4,694,325
Series 2017-BNK09, Class A3	3.279		11/15/54	3,000	2,829,655
Benchmark Mortgage Trust,
Series 2018-B02, Class A3	3.544		02/15/51	5,000	4,911,898
Series 2018-B03, Class A3	3.746		04/10/51	7,200	7,136,315
Citigroup Commercial Mortgage Trust,
Series 2014-GC21, Class XB, IO	0.421	(cc)	05/10/47	27,500	645,937
Series 2016-GC37, Class XB, IO	0.689	(cc)	04/10/49	33,868	1,557,782
Series 2016-P4, Class XB, IO	1.348	(cc)	07/10/49	9,100	801,322
Series 2017-P8, Class A2	3.109		09/15/50	2,000	1,930,118
Series 2018-B02, Class A3	3.744		03/10/51	7,500	7,354,676
COMM Mortgage Trust,
Series 2012-CR01, Class XA, IO	1.869	(cc)	05/15/45	3,543	192,240
Series 2014-CR19, Class A3	3.530		08/10/47	1,000	995,015
Series 2014-UBS4, Class XB, IO, 144A	0.204	(cc)	08/10/47	50,000	595,970
Series 2015-CR24, Class A4	3.432		08/10/48	4,100	4,001,701
CSAIL Commercial Mortgage Trust, Series 2018-CX11, Class A3	4.095		04/15/51	2,250	2,272,849
DBJPM Mortgage Trust,
Series 2016-C3, Class A3	2.362		08/10/49	1,500	1,410,535
Series 2017-C6, Class A3	3.269		06/10/50	4,400	4,265,686
DBWF Mortgage Trust, Series 2016-85T, Class E, 144A	3.808	(cc)	12/10/36	3,000	2,668,382
Eleven Madison Trust Mortgage Trust, Series 2015-11MD, Class C, 144A	3.555	(cc)	09/10/35	500	478,824
FHLMC Multifamily Structured Pass-Through Certificates,
Series K006, Class AX1, IO	0.944	(cc)	01/25/20	18,586	158,710
Series K007, Class X1, IO	1.035	(cc)	04/25/20	24,942	285,936
Series K008, Class X1, IO	1.518	(cc)	06/25/20	11,385	214,314
Series K019, Class X1, IO	1.631	(cc)	03/25/22	9,394	430,401
Series K020, Class X1, IO	1.412	(cc)	05/25/22	10,832	444,288
Series K025, Class X1, IO	0.856	(cc)	10/25/22	19,215	544,707
Series K037, Class X1, IO	0.996	(cc)	01/25/24	10,771	449,487
Series K043, Class X1, IO	0.543	(cc)	12/25/24	12,322	348,495
Series K049, Class X1, IO	0.607	(cc)	07/25/25	41,434	1,400,251
Series K052, Class X1, IO	0.669	(cc)	11/25/25	12,460	470,291
Series K053, Class X1, IO	0.890	(cc)	12/25/25	45,940	2,424,107
Series K054, Class X1, IO	1.177	(cc)	01/25/26	31,200	2,165,824
Series K058, Class X1, IO	0.929	(cc)	08/25/26	41,714	2,501,741

See Notes to Financial Statements.

PGIM Global Total Return Fund	27

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)

United States (cont’d.)
FHLMC Multifamily Structured Pass-Through Certificates, (cont’d.)
Series K717, Class X1, IO	0.480	%(cc)	09/25/21		11,103	$128,225
Series Q001, Class XA, IO	2.273	(cc)	02/25/32		6,633	950,611
GS Mortgage Securities Trust,
Series 2014-GC20, Class XB, IO	0.431	(cc)	04/10/47		30,000	688,083
Series 2014-GC22, Class XB, IO	0.298	(cc)	06/10/47		35,000	648,403
Series 2014-GC24, Class XB, IO	0.021	(cc)	09/10/47		83,262	84,170
Series 2014-GC26, Class XB, IO	0.294	(cc)	11/10/47		56,483	1,073,369
Series 2018-GS09, Class A3	3.727		03/10/51		7,000	6,831,431
JPMBB Commercial Mortgage Securities Trust, Series 2016-C01, Class A3	3.515		03/15/49		1,500	1,468,664
JPMCC Commercial Mortgage Securities Trust,
Series 2017-JP05, Class A3	3.342		03/15/50		1,600	1,557,427
Series 2017-JP06, Class A3	3.109		07/15/50		4,600	4,453,604
Series 2017-JP07, Class A3	3.379		09/15/50		5,100	4,958,535
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C24, Class XA, IO	0.792	(cc)	05/15/48		26,500	1,069,217
Series 2016-C31, Class A3	2.731		11/15/49		2,211	2,102,083
Morgan Stanley Capital I Trust,
Series 2016-UBS09, Class A2	2.982		03/15/49		1,200	1,171,204
Series 2017-H01, Class A3	3.153		06/15/50		4,500	4,350,413
UBS Commercial Mortgage Trust,
Series 2017-C04, Class A3	3.301		10/15/50		6,500	6,156,234
Series 2017-C06, Class A3	3.581		12/15/50		5,000	4,916,399
Series 2017-C07, Class A3	3.418		12/15/50		4,400	4,193,830
UBS-Barclays Commercial Mortgage Trust, Series 2012-C02, Class XA, IO, 144A	1.329	(cc)	05/10/63		4,508	176,434
Wells Fargo Commercial Mortgage Trust,
Series 2016-C35, Class XB, IO	0.938	(cc)	07/15/48		24,000	1,520,340
Series 2016-LC24, Class XB, IO	1.012	(cc)	10/15/49		20,910	1,422,208
Series 2017-C40, Class A3	3.317		10/15/50		2,600	2,462,158
Series 2018-C43, Class A3	3.746		03/15/51		8,350	8,153,853

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $135,489,908)						130,553,617

CONVERTIBLE BOND 0.3%

United Arab Emirates
Aabar Investments PJSC, Sr. Unsec’d. Notes, EMTN (cost $6,482,320)	0.500		03/27/20	EUR	5,900	6,154,146

See Notes to Financial Statements.

28

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS 22.1%

Canada 0.9%
Barrick Gold Corp., Sr. Unsec’d. Notes	5.250%	04/01/42		35	$35,274
Barrick North America Finance LLC, Gtd. Notes	5.700	05/30/41		45	47,894
Barrick PD Australia Finance Pty Ltd., Gtd. Notes	5.950	10/15/39		50	53,933
Bombardier, Inc., Sr. Unsec’d. Notes, 144A	7.500	12/01/24		3,000	3,048,750
Canadian Natural Resources Ltd., Sr. Unsec’d. Notes	3.850	06/01/27		3,000	2,842,644
Cenovus Energy, Inc., Sr. Unsec’d. Notes(a)	4.250	04/15/27		3,500	3,299,499
Hydro-Quebec,
Local Gov’t. Gtd. Notes	8.400	01/15/22		72	82,052
Local Gov’t. Gtd. Notes	8.625	06/15/29		600	847,019
Local Gov’t. Gtd. Notes	9.400	02/01/21		730	824,601
Kinross Gold Corp., Gtd. Notes	5.950	03/15/24		1,000	1,022,500
Methanex Corp., Sr. Unsec’d. Notes	4.250	12/01/24		1,500	1,464,128
Nutrien Ltd.,
Sr. Unsec’d. Notes	3.375	03/15/25		1,450	1,359,537
Sr. Unsec’d. Notes	6.125	01/15/41		25	26,754
Ontario Teachers’ Finance Trust,
Local Gov’t. Gtd. Notes, 144A	2.125	09/19/22		1,250	1,193,350
Local Gov’t. Gtd. Notes, 144A	2.750	04/16/21		250	247,019

					16,394,954

China 0.5%
Aircraft Finance Co. Ltd., Sr. Sec’d. Notes, Ser. C	3.955	03/29/23		1,798	1,731,474
China Development Bank, Sr. Unsec’d. Notes, EMTN	0.500	06/01/21	EUR	1,000	1,135,397
CNAC HK Finbridge Co. Ltd., Gtd. Notes	1.750	06/14/22	EUR	4,500	5,068,839
Sinopec Group Overseas Development 2015 Ltd., Gtd. Notes, 144A	2.500	04/28/20		500	492,100

					8,427,810

See Notes to Financial Statements.

PGIM Global Total Return Fund	29

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

Dominican Republic 0.1%
Mestenio Ltd. for Dominican Republic, Pass-Through Certificates	8.500%		01/02/20		938	$963,291

France 1.0%
Agence Francaise de Developpement, Sr. Unsec’d. Notes	1.625		01/21/20		2,000	1,965,352
BNP Paribas SA,
Sr. Unsec’d. Notes, 144A	3.375		01/09/25		4,800	4,486,811
Sr. Unsec’d. Notes, EMTN	6.420		09/11/23	MXN	250	10,483
Credit Agricole Assurances SA, Sub. Notes	4.250		01/29/49	EUR	2,000	2,342,466
Dexia Credit Local SA,
Gov’t. Liquid Gtd. Notes	2.250		02/18/20		250	247,206
Gov’t. Liquid Gtd. Notes, 144A	1.875		09/15/21		1,500	1,442,859
Gov’t. Liquid Gtd. Notes, EMTN	0.875		09/07/21	GBP	200	252,161
Gov’t. Liquid Gtd. Notes, EMTN	2.000		01/22/21	EUR	1,000	1,187,244
Horizon Parent Holdings Sarl, Sr. Sec’d. Notes, 144A, Cash coupon 8.250% or PIK 9.00%	8.250		02/15/22	EUR	300	351,516
SNCF Mobilites, Sr. Unsec’d. Notes, EMTN	5.375		03/18/27	GBP	1,000	1,610,098
SNCF Reseau EPIC,
Sr. Unsec’d. Notes	4.700		06/01/35	CAD	1,500	1,296,703
Sr. Unsec’d. Notes, EMTN	5.250		12/07/28	GBP	1,000	1,652,826

						16,845,725

Germany 0.7%
Deutsche Bahn Finance GmbH, Gtd. Notes, MTN	3.800		09/27/27	AUD	900	654,052
Deutsche Bank AG,
Sr. Unsec’d. Notes	3.150		01/22/21		2,760	2,691,238
Sr. Unsec’d. Notes	3.950		02/27/23		3,040	2,924,426
Unsec’d. Notes	4.629	(s)	11/07/22		1,814	1,492,106
IHO Verwaltungs GmbH,
Sr. Sec’d. Notes, 144A, Cash coupon 3.250% or PIK 4.000%	3.250		09/15/23	EUR	480	544,349
Sr. Sec’d. Notes, 144A	3.750		09/15/26	EUR	465	522,097
Kreditanstalt fuer Wiederaufbau, Gov’t. Gtd. Notes	4.700		06/02/37	CAD	179	160,628
Nidda Healthcare Holding GmbH, Sr. Sec’d. Notes, 144A	3.500		09/30/24	EUR	1,000	1,115,654

See Notes to Financial Statements.

30

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

Germany (cont’d.)
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, Sr. Sec’d. Notes	4.000%	01/15/25	EUR	350	$415,648
Volkswagen International Finance NV, Gtd. Notes	3.750	12/31/49	EUR	1,000	1,171,059

					11,691,257

Hungary 0.0%
MFB Magyar Fejlesztesi Bank Zrt, Gov’t. Gtd. Notes	6.250	10/21/20		400	417,302

Indonesia 0.1%
Pertamina Persero PT, Sr. Unsec’d. Notes, 144A, MTN	4.300	05/20/23		500	488,170
Perusahaan Listrik Negara PT, Sr. Unsec’d. Notes, 144A	2.875	10/25/25	EUR	900	1,009,733

					1,497,903

Israel 0.3%
Israel Electric Corp. Ltd.,
Sr. Sec’d. Notes, 144A, GMTN	4.250	08/14/28		3,100	2,937,374
Sr. Sec’d. Notes, EMTN	3.700	05/23/30	JPY	100,000	1,024,407
Sr. Sec’d. Notes, MTN	7.750	12/15/27		1,000	1,186,850

					5,148,631

Italy 0.7%
Assicurazioni Generali SpA, Sub. Notes, EMTN	5.500	10/27/47	EUR	2,075	2,439,122
Intesa Sanpaolo SpA,
Sr. Unsec’d. Notes, 144A	3.125	07/14/22		2,500	2,271,747
Sr. Unsec’d. Notes, 144A	3.375	01/12/23		310	280,719
Moby SpA, Sr. Sec’d. Notes, 144A	7.750	02/15/23	EUR	450	251,047
Nexi Capital SpA, Sec’d. Notes, 144A	4.125	11/01/23	EUR	2,255	2,556,906
Rossini Sarl, First Lien, 144A	6.750	10/30/25	EUR	1,980	2,281,881
Telecom Italia SpA, Sr. Unsec’d. Notes, EMTN	5.875	05/19/23	GBP	500	687,901

See Notes to Financial Statements.

PGIM Global Total Return Fund	31

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

Italy (cont’d.)
Wind Tre SpA,
Sr. Sec’d. Notes, 144A	2.625%	01/20/23	EUR	640	$673,803
Sr. Sec’d. Notes, 144A	3.125	01/20/25	EUR	1,320	1,360,532

					12,803,658

Japan 0.3%
Development Bank of Japan, Inc., Sr. Unsec’d. Notes, GMTN	0.375	10/21/19	EUR	700	796,224
East Japan Railway Co., Sr. Unsec’d. Notes, EMTN	5.250	04/22/33	GBP	1,500	2,557,391
Mitsubishi UFJ Financial Group, Inc., Sr. Unsec’d. Notes	3.761	07/26/23		2,100	2,089,086

					5,442,701

Kazakhstan 0.1%
Kazakhstan Temir Zholy National Co. JSC, Gtd. Notes	3.638	06/20/22	CHF	1,500	1,549,104

Mexico 1.3%
Petroleos Mexicanos,
Gtd. Notes	3.625	11/24/25	EUR	8,820	9,640,272
Gtd. Notes, EMTN	1.875	04/21/22	EUR	1,000	1,107,726
Gtd. Notes, EMTN	2.500	08/21/21	EUR	600	684,298
Gtd. Notes, EMTN	3.750	02/21/24	EUR	3,300	3,784,447
Gtd. Notes, EMTN	3.750	11/16/25	GBP	1,900	2,265,535
Gtd. Notes, EMTN	3.750	04/16/26	EUR	700	765,119
Gtd. Notes, EMTN	4.875	02/21/28	EUR	1,500	1,715,956
Gtd. Notes, EMTN	5.125	03/15/23	EUR	1,600	1,975,512
Gtd. Notes, EMTN	8.250	06/02/22	GBP	928	1,393,173

					23,332,038

Netherlands 0.6%
ABN AMRO Bank NV, Sub. Notes, 144A	4.750	07/28/25		500	496,450
BNG Bank NV,
Sr. Unsec’d. Notes	5.150	03/07/25	CAD	1,000	841,863
Sr. Unsec’d. Notes, EMTN	0.500	03/03/21	NZD	3,000	1,860,656
Sr. Unsec’d. Notes, EMTN	0.500	03/29/21	NZD	2,200	1,361,990
Sr. Unsec’d. Notes, EMTN	0.500	05/12/21	ZAR	10,000	546,623
Sr. Unsec’d. Notes, EMTN	0.500	06/22/21	ZAR	6,000	335,935

See Notes to Financial Statements.

32

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

Netherlands (cont’d.)
BNG Bank NV, (cont’d.)
Sr. Unsec’d. Notes, EMTN	0.500%		06/07/22	ZAR	10,000	$496,729
Sr. Unsec’d. Notes, EMTN	0.500		08/15/22	ZAR	30,000	1,462,060
Sr. Unsec’d. Notes, EMTN	7.000		12/09/21	AUD	2,000	1,589,584
Sr. Unsec’d. Notes, MTN	3.184	(s)	04/05/28	CAD	700	377,839
Sr. Unsec’d. Notes, MTN	5.500		05/23/22	AUD	338	263,330
ING Bank NV, Sub. Notes, 144A	5.800		09/25/23		500	523,538
Ziggo Bond Finance BV, Sr. Unsec’d. Notes	4.625		01/15/25	EUR	750	832,493

						10,989,090

Peru 0.1%
Peru Enhanced Pass-Through Finance Ltd., Pass-Through Certificates	2.933	(s)	06/02/25		1,000	863,750

Portugal 0.1%
Infraestruturas de Portugal SA, Sr. Unsec’d. Notes	4.250		12/13/21	EUR	1,000	1,248,570

Romania 0.1%
Globalworth Real Estate Investments Ltd., Sr. Unsec’d. Notes, EMTN	3.000		03/29/25	EUR	2,100	2,372,753

Russia 0.5%
Gazprom OAO Via Gaz Capital SA,
Sr. Unsec’d. Notes	2.250		07/19/22	CHF	1,000	998,362
Sr. Unsec’d. Notes	4.250		04/06/24	GBP	3,800	4,858,395
Sr. Unsec’d. Notes, EMTN	2.850		10/25/19	CHF	2,000	2,028,893
Sr. Unsec’d. Notes, EMTN	5.338		09/25/20	GBP	1,200	1,597,495

						9,483,145

Singapore 0.0%
Temasek Financial I Ltd., Gtd. Notes, GMTN	3.265		02/19/20	SGD	500	365,375

See Notes to Financial Statements.

PGIM Global Total Return Fund	33

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

South Africa 0.1%
Eskom Holdings SOC Ltd., Gov’t. Gtd. Notes, 144A, MTN	6.350%	08/10/28		1,350	$1,300,793
Sappi Papier Holding GmbH, Gtd. Notes	3.375	04/01/22	EUR	600	689,685

					1,990,478

South Korea 0.2%
Korea Development Bank (The), Sr. Unsec’d. Notes, EMTN	4.500	11/10/20	CNH	16,000	2,284,516
Korea Hydro & Nuclear Power Co. Ltd., Sr. Unsec’d. Notes, EMTN	3.350	03/13/28	HKD	2,000	243,246

					2,527,762

Spain 0.3%
Adif-Alta Velocidad,
Sr. Unsec’d. Notes, EMTN	1.875	01/28/25	EUR	2,000	2,358,316
Sr. Unsec’d. Notes, EMTN	3.500	05/27/24	EUR	400	512,993
Banco Santander SA, Sr. Unsec’d. Notes	4.250	04/11/27		2,200	2,044,333

					4,915,642

Supranational Bank 2.0%
African Development Bank,
Sr. Unsec’d. Notes, EMTN	0.500	09/29/20	AUD	445	301,195
Sr. Unsec’d. Notes, EMTN	0.500	09/21/21	NZD	3,100	1,893,742
Sr. Unsec’d. Notes, EMTN	0.500	03/13/23	MXN	20,000	686,332
Corp. Andina de Fomento,
Sr. Unsec’d. Notes	2.750	01/06/23		1,350	1,300,374
Sr. Unsec’d. Notes	4.375	06/15/22		3,300	3,378,441
Sr. Unsec’d. Notes, MTN	4.000	03/31/21	AUD	1,636	1,184,769
EUROFIMA, Sr. Unsec’d. Notes, EMTN	5.150	12/13/19	CAD	540	421,794
European Bank for Reconstruction & Development,
Sr. Unsec’d. Notes, GMTN	0.500	09/01/23	AUD	400	252,184
Sr. Unsec’d. Notes, GMTN	0.500	11/21/23	AUD	1,200	752,038
Sr. Unsec’d. Notes, GMTN	6.450	12/13/22	IDR	60,560,000	3,675,626
European Investment Bank,
Sr. Unsec’d. Notes, 144A, MTN	4.600	01/30/37	CAD	1,500	1,328,334
Sr. Unsec’d. Notes, EMTN	0.500	06/21/23	AUD	2,500	1,589,620
Sr. Unsec’d. Notes, EMTN	0.500	07/21/23	AUD	800	506,798

See Notes to Financial Statements.

34

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

Supranational Bank (cont’d.)
European Investment Bank, (cont’d.)
Sr. Unsec’d. Notes, EMTN	0.500%		08/10/23	AUD	1,210	$763,635
Sr. Unsec’d. Notes, EMTN	0.500		10/26/23	AUD	6,930	4,358,333
Sr. Unsec’d. Notes, EMTN	1.250		05/12/25	SEK	16,500	1,846,589
Sr. Unsec’d. Notes, EMTN	3.250		05/24/23	NOK	10,000	1,261,337
Sr. Unsec’d. Notes, EMTN	4.600		01/30/37	CAD	550	486,724
Sr. Unsec’d. Notes, EMTN	4.750		01/19/21	MXN	10,000	448,884
Inter-American Development Bank,
Sr. Unsec’d. Notes, EMTN	0.500		05/23/23	CAD	744	509,531
Unsec’d. Notes, EMTN	0.500		10/30/20	ZAR	2,250	129,776
Unsec’d. Notes, EMTN	0.500		11/30/20	ZAR	1,840	104,871
International Bank for Reconstruction & Development,
Sr. Unsec’d. Notes, MTN	0.500		03/07/22	AUD	1,145	751,811
Sr. Unsec’d. Notes, MTN	0.500		03/28/22	AUD	200	131,113
Sr. Unsec’d. Notes, MTN	0.500		07/29/22	AUD	350	226,910
Sr. Unsec’d. Notes, MTN	7.775	(s)	09/19/22	MXN	12,500	435,405
International Finance Corp.,
Notes, EMTN	0.500		09/13/19	AUD	2,000	1,387,309
Sr. Unsec’d. Notes	4.250		07/13/20	PEN	6,000	1,832,499
Sr. Unsec’d. Notes, GMTN	6.000		07/25/22	MXN	20,000	892,413
Nordic Investment Bank, Sr. Unsec’d. Notes, MTN	3.875		09/02/25	NZD	2,000	1,370,099
North American Development Bank, Sr. Unsec’d. Notes	2.400		10/26/22		750	722,488

						34,930,974

Switzerland 0.6%
Credit Suisse Group AG,
Sr. Unsec’d. Notes, 144A	4.207		06/12/24		2,850	2,830,984
Sr. Unsec’d. Notes, 144A	4.282		01/09/28		2,975	2,850,832
Credit Suisse Group Funding Guernsey Ltd., Gtd. Notes, EMTN	1.000		04/14/23	CHF	1,000	1,013,553
UBS Group Funding Switzerland AG,
Gtd. Notes, 144A	2.859		08/15/23		990	948,446
Gtd. Notes, 144A	3.491		05/23/23		1,100	1,075,279
Gtd. Notes, 144A	4.125		09/24/25		2,500	2,459,503

						11,178,597

Tunisia 0.0%
Banque Centrale de Tunisie International Bond, Sr. Unsec’d. Notes	4.200		03/17/31	JPY	100,000	700,614

See Notes to Financial Statements.

PGIM Global Total Return Fund	35

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

United Arab Emirates 0.2%
Abu Dhabi National Energy Co. PJSC, Sr. Unsec’d. Notes, 144A	4.375%	04/23/25		1,070	$1,055,523
DP World Ltd., Sr. Unsec’d. Notes, 144A	4.250	09/25/30	GBP	1,840	2,332,177

					3,387,700

United Kingdom 1.6%
B&M European Value Retail SA, Sr. Sec’d. Notes, 144A, MTN	4.125	02/01/22	GBP	400	511,613
Bank of England Euro Note, Sr. Unsec’d. Notes, 144A, MTN	2.500	03/05/21		4,000	3,950,076
Barclays PLC,
Sr. Unsec’d. Notes	3.650	03/16/25		800	744,092
Sr. Unsec’d. Notes	4.337	01/10/28		2,660	2,473,111
Sr. Unsec’d. Notes, MTN	4.972	05/16/29		2,860	2,775,526
Sub. Notes	5.200	05/12/26		3,780	3,668,955
CPUK Finance Ltd.,
Sec’d. Notes, 144A	4.250	02/28/47	GBP	185	237,346
Sec’d. Notes, 144A	4.875	02/28/47	GBP	110	140,174
HSBC Holdings PLC,
Sr. Unsec’d. Notes	5.100	04/05/21		85	87,913
Sub. Notes	4.250	08/18/25		1,255	1,220,668
Lloyds Banking Group PLC,
Sr. Unsec’d. Notes	2.907	11/07/23		1,850	1,758,388
Sub. Notes	4.582	12/10/25		2,250	2,169,980
Reynolds American, Inc., Gtd. Notes	8.125	06/23/19		30	30,927
Royal Bank of Scotland Group PLC,
Sr. Unsec’d. Notes	3.875	09/12/23		1,000	962,013
Sr. Unsec’d. Notes, EMTN	2.000	03/08/23	EUR	700	809,458
Sr. Unsec’d. Notes, EMTN	2.500	03/22/23	EUR	1,500	1,769,558
Santander UK Group Holdings PLC, Sr. Unsec’d. Notes	3.571	01/10/23		3,065	2,960,954
Tesco Corporate Treasury Services PLC, Gtd. Notes, EMTN	2.500	07/01/24	EUR	750	888,890
Virgin Media Secured Finance PLC, Sr. Sec’d. Notes	5.500	01/15/25	GBP	495	644,889

					27,804,531

See Notes to Financial Statements.

36

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

United States 9.7%
21st Century Fox America, Inc.,
Gtd. Notes	6.150%	03/01/37		415	$497,418
Gtd. Notes	6.900	08/15/39		60	76,794
Actuant Corp., Gtd. Notes	5.625	06/15/22		400	401,000
Adient Global Holdings Ltd., Gtd. Notes, 144A	3.500	08/15/24	EUR	1,234	1,223,881
American International Group, Inc., Sr. Unsec’d. Notes	1.875	06/21/27	EUR	2,100	2,356,163
Amgen, Inc., Sr. Unsec’d. Notes	2.600	08/19/26		600	536,893
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	6.450	09/15/36		35	37,905
Anthem, Inc., Sr. Unsec’d. Notes(a)	4.101	03/01/28		1,005	971,584
AT&T, Inc., Sr. Unsec’d. Notes	5.250	03/01/37		70	66,838
Ball Corp., Gtd. Notes	4.375	12/15/23	EUR	200	252,525
Bank of America Corp.,
Sr. Unsec’d. Notes	3.419	12/20/28		2,789	2,570,072
Sr. Unsec’d. Notes, GMTN	3.593	07/21/28		1,780	1,673,004
Beazer Homes USA, Inc., Gtd. Notes	8.750	03/15/22		3,500	3,526,250
Brixmor Operating Partnership LP, Sr. Unsec’d. Notes	3.650	06/15/24		2,000	1,921,532
Caledonia Generating LLC, Sr. Sec’d. Notes, 144A	1.950	02/28/22		128	125,272
Calpine Corp., Sr. Unsec’d. Notes(a)	5.750	01/15/25		4,750	4,244,362
Catalent Pharma Solutions, Inc.,
Gtd. Notes	4.750	12/15/24	EUR	400	473,432
Gtd. Notes, 144A	4.750	12/15/24	EUR	350	414,253
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes, 144A	5.500	05/01/26		1,000	975,000
Sr. Unsec’d. Notes, 144A	5.875	04/01/24		380	383,325
Sr. Unsec’d. Notes, 144A	5.875	05/01/27		675	663,188
Celgene Corp., Sr. Unsec’d. Notes	3.450	11/15/27		3,345	3,048,098
Cequel Communications Holdings I LLC/Cequel Capital Corp., Sr. Unsec’d. Notes, 144A	5.125	12/15/21		800	797,824

See Notes to Financial Statements.

PGIM Global Total Return Fund	37

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

United States (cont’d.)
Cequel Communications Holdings I LLC/Cequel Capital Corp., (cont’d.)
Sr. Unsec’d. Notes, 144A	5.125%	12/15/21		700	$698,096
Sr. Unsec’d. Notes, 144A	7.500	04/01/28		2,150	2,228,410
CF Industries, Inc.,
Gtd. Notes	3.450	06/01/23		600	568,680
Sr. Sec’d. Notes, 144A	4.500	12/01/26		6,451	6,332,390
CHS/Community Health Systems, Inc.,
Gtd. Notes	6.875	02/01/22		871	440,291
Sec’d. Notes, 144A(a)	8.125	06/30/24		696	549,840
Sr. Sec’d. Notes	5.125	08/01/21		75	71,063
Cinemark USA, Inc., Gtd. Notes	4.875	06/01/23		625	610,156
Citigroup, Inc.,
Jr. Sub. Notes, Ser. P	5.950	12/29/49		700	689,937
Sr. Unsec’d. Notes	2.750	04/25/22		600	580,004
Sub. Notes	4.400	06/10/25		3,000	2,971,171
Comcast Corp., Gtd. Notes	3.150	02/15/28		2,000	1,837,437
Continental Airlines 2010-1 Class A Pass-Through Trust, Pass-Through Certificates	4.750	07/12/22		54	54,921
CVS Health Corp., Sr. Unsec’d. Notes(a)	4.300	03/25/28		1,630	1,589,618
Delta Air Lines 2007-1 Class A Pass-Through Trust, Pass-Through Certificates^	6.821	02/10/24		133	144,688
Delta Air Lines 2010-2 Class A Pass-Through Trust, Pass-Through Certificates	4.950	11/23/20		8	7,866
Delta Air Lines 2011-1 Class A Pass-Through Trust, Pass-Through Certificates	5.300	10/15/20		98	98,769
Discovery Communications LLC,
Gtd. Notes	2.500	09/20/24	GBP	1,200	1,504,007
Gtd. Notes(a)	3.450	03/15/25		2,500	2,347,860
Gtd. Notes(a)	3.950	03/20/28		1,415	1,317,331
DISH DBS Corp., Gtd. Notes(a)	7.750	07/01/26		3,000	2,685,000
Dow Chemical Co. (The), Sr. Unsec’d. Notes	9.400	05/15/39		152	220,703
DXC Technology Co., Sr. Unsec’d. Notes	2.875	03/27/20		1,000	990,214
Enterprise Products Operating LLC, Gtd. Notes	4.150	10/16/28		1,665	1,634,626

See Notes to Financial Statements.

38

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

United States (cont’d.)
ERAC USA Finance LLC, Gtd. Notes, 144A	7.000%	10/15/37		190	$232,106
Express Scripts Holding Co., Gtd. Notes	3.050	11/30/22		3,000	2,902,815
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp., Sr. Unsec’d. Notes(a)	8.625	06/15/20		750	678,750
Fidelity National Information Services, Inc., Sr. Unsec’d. Notes	1.100	07/15/24	EUR	2,300	2,587,856
First Data Corp., Gtd. Notes, 144A	7.000	12/01/23		1,130	1,171,810
Ford Motor Co., Sr. Unsec’d. Notes	7.450	07/16/31		1,255	1,320,805
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes(a)	3.815	11/02/27		2,300	1,977,560
Sr. Unsec’d. Notes	4.134	08/04/25		250	228,724
Sr. Unsec’d. Notes	4.687	06/09/25		2,015	1,914,083
General Electric Co., Sr. Unsec’d. Notes	2.125	05/17/37	EUR	1,600	1,541,519
General Motors Financial Co., Inc.,
Gtd. Notes	3.200	07/06/21		370	362,225
Gtd. Notes	3.850	01/05/28		3,100	2,742,329
Gtd. Notes	3.950	04/13/24		250	240,194
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes, Ser. L	5.700	12/29/49		2,120	2,125,300
Jr. Sub. Notes, Ser. M	5.375	12/29/49		700	705,250
Sr. Unsec’d. Notes	3.500	01/23/25		1,500	1,435,817
Griffon Corp., Gtd. Notes	5.250	03/01/22		2,700	2,531,250
HCA, Inc., Sr. Sec’d. Notes	6.500	02/15/20		750	774,375
International Lease Finance Corp., Sr. Unsec’d. Notes	6.250	05/15/19		125	126,994
International Paper Co., Sr. Unsec’d. Notes	7.300	11/15/39		75	90,160
IQVIA, Inc., Gtd. Notes, 144A	3.500	10/15/24	EUR	920	1,069,703
Jabil, Inc., Sr. Unsec’d. Notes(a)	4.700	09/15/22		655	656,245
JBS USA LUX SA/JBS USA Finance, Inc., Gtd. Notes, 144A	5.750	06/15/25		545	523,200

See Notes to Financial Statements.

PGIM Global Total Return Fund	39

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

United States (cont’d.)
John Sevier Combined Cycle Generation LLC, Sec’d. Notes	4.626%		01/15/42		2,383	$2,468,899
JPMorgan Chase & Co.,
Jr. Sub. Notes, Ser. I, 3 Month LIBOR + 3.470%	5.990	(c)	12/31/49		322	323,726
Jr. Sub. Notes, Ser. V	5.000		12/31/49		1,000	1,000,000
Jr. Sub. Notes, Ser. X	6.100		12/29/49		1,980	2,012,769
Jr. Sub. Notes, Ser. Z	5.300		12/29/49		1,410	1,431,150
Sr. Unsec’d. Notes	3.509		01/23/29		3,200	2,991,127
KB Home, Gtd. Notes(a)	7.500		09/15/22		1,000	1,055,000
Kinder Morgan Energy Partners LP, Gtd. Notes	4.150		02/01/24		2,000	1,985,861
Kraft Heinz Foods Co., Gtd. Notes(a)	3.000		06/01/26		2,000	1,784,890
L Brands, Inc., Gtd. Notes(a)	5.250		02/01/28		3,130	2,669,264
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes(d)	6.875		05/02/18		100	2,000
Liberty Interactive LLC, Sr. Unsec’d. Notes	8.250		02/01/30		150	156,750
Liberty Mutual Group, Inc., Gtd. Notes, 144A	6.500		03/15/35		90	103,894
Sr. Unsec’d. Notes	2.750		05/04/26	EUR	1,000	1,200,400
LKQ Italia Bondco SpA, Gtd. Notes, 144A	3.875		04/01/24	EUR	450	529,267
LYB International Finance II BV, Gtd. Notes(a)	3.500		03/02/27		5,900	5,385,988
MGM Resorts International, Gtd. Notes	6.625		12/15/21		500	523,595
Micron Technology, Inc., Sr. Unsec’d. Notes	5.500		02/01/25		315	320,160
Morgan Stanley,
Jr. Sub. Notes, Ser. H	5.450		12/31/49		1,415	1,427,565
Sr. Unsec’d. Notes, EMTN	1.342		10/23/26	EUR	600	663,546
Sr. Unsec’d. Notes, GMTN	1.375		10/27/26	EUR	1,600	1,762,791
MPLX LP,
Sr. Unsec’d. Notes	4.000		03/15/28		515	483,658
Sr. Unsec’d. Notes	4.125		03/01/27		2,000	1,908,100
MPT Operating Partnership LP/MPT Finance Corp., Gtd. Notes	3.325		03/24/25	EUR	1,700	1,963,608
Nationstar Mortgage Holdings, Inc., Gtd. Notes, 144A	8.125		07/15/23		1,540	1,566,950

See Notes to Financial Statements.

40

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

United States (cont’d.)
Netflix, Inc., Sr. Unsec’d. Notes	3.625%	05/15/27	EUR	700	$785,913
Newell Brands, Inc., Sr. Unsec’d. Notes(a)	4.200	04/01/26		1,300	1,194,312
Norfolk Southern Corp.,
Sr. Unsec’d. Notes	3.942	11/01/47		232	204,912
Sr. Unsec’d. Notes	4.050	08/15/52		165	146,284
NRG Energy, Inc., Gtd. Notes	6.625	01/15/27		1,850	1,914,750
ONEOK Partners LP, Gtd. Notes	4.900	03/15/25		2,000	2,048,035
Owens Corning, Sr. Unsec’d. Notes	4.200	12/15/22		270	269,201
Pacific Gas & Electric Co., Sr. Unsec’d. Notes	3.500	06/15/25		2,788	2,596,362
PetSmart, Inc., Sr. Sec’d. Notes, 144A	5.875	06/01/25		675	526,500
Phillips 66 Partners LP, Sr. Unsec’d. Notes(a)	3.605	02/15/25		2,000	1,907,310
PVH Corp.,
Sr. Unsec’d. Notes, 144A	3.125	12/15/27	EUR	575	635,732
Sr. Unsec’d. Notes, 144A	3.625	07/15/24	EUR	840	1,030,817
Sally Holdings LLC/Sally Capital, Inc., Gtd. Notes(a)	5.625	12/01/25		2,000	1,857,400
Schlumberger Holdings Corp., Sr. Unsec’d. Notes, 144A(a)	4.000	12/21/25		2,000	1,978,130
Scientific Games International, Inc.,
Gtd. Notes	6.625	05/15/21		1,537	1,487,047
Gtd. Notes	10.000	12/01/22		2,750	2,873,750
Sherwin-Williams Co. (The), Sr. Unsec’d. Notes	3.450	08/01/25		600	570,734
Shire Acquisitions Investments Ireland DAC, Gtd. Notes	3.200	09/23/26		2,470	2,238,380
Spectrum Brands, Inc., Gtd. Notes, 144A	4.000	10/01/26	EUR	675	768,296
Sprint Capital Corp., Gtd. Notes	8.750	03/15/32		4,500	4,916,250
Sprint Corp., Gtd. Notes(a)	7.625	02/15/25		300	311,625
Tempur Sealy International, Inc., Gtd. Notes	5.500	06/15/26		1,837	1,680,855

See Notes to Financial Statements.

PGIM Global Total Return Fund	41

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

United States (cont’d.)
Tenet Healthcare Corp., Sr. Unsec’d. Notes	8.125%	04/01/22		2,250	$2,342,812
Textron, Inc., Sr. Unsec’d. Notes	7.250	10/01/19		200	206,781
Thermo Fisher Scientific, Inc., Sr. Unsec’d. Notes	2.875	07/24/37	EUR	950	1,067,971
Time Warner Cable LLC, Sr. Sec’d. Notes	8.750	02/14/19		300	304,630
Tote Shipholdings, Inc., U.S. Gov’t. Gtd. Notes	3.400	10/16/40		113	105,832
U.S. Concrete, Inc., Gtd. Notes	6.375	06/01/24		1,675	1,559,844
United Airlines 2007-1 Class A Pass-Through Trust, Pass-Through Certificates	6.636	07/02/22		71	74,033
United Rentals North America, Inc.,
Gtd. Notes	4.875	01/15/28		1,715	1,545,129
Gtd. Notes	5.500	05/15/27		500	474,375
Vistra Operations Co. LLC, Gtd. Notes, 144A	5.500	09/01/26		2,100	2,068,500
Warner Media LLC, Gtd. Notes	3.800	02/15/27		85	79,644
WestRock MWV LLC, Sr. Unsec’d. Notes	7.375	09/01/19		450	464,587
WestRock RKT Co., Gtd. Notes	4.450	03/01/19		175	175,823
William Lyon Homes, Inc., Gtd. Notes	7.000	08/15/22		800	799,000
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes	3.750	06/15/27		2,000	1,862,277
Sr. Unsec’d. Notes	4.000	09/15/25		1,500	1,449,746
WMG Acquisition Corp., Sr. Sec’d. Notes, 144A	4.125	11/01/24	EUR	180	211,949
Xerox Corp., Sr. Unsec’d. Notes	3.625	03/15/23		460	421,261
XPO Logistics, Inc., Gtd. Notes, 144A	6.500	06/15/22		530	543,250

					168,769,758

TOTAL CORPORATE BONDS (cost $404,783,483)					386,043,113

See Notes to Financial Statements.

42

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
MUNICIPAL BONDS 0.0%

Puerto Rico
Commonwealth of Puerto Rico, GO	3.483	%(cc)	07/01/20	300	$300,507
Puerto Rico Sales Tax Financing Corp. Sales Tax Rev., Series A, CABs	4.850	(t)	08/01/41	1,265	425,280

TOTAL MUNICIPAL BONDS (cost $650,457)					725,787

RESIDENTIAL MORTGAGE-BACKED SECURITIES 3.0%

Bermuda 0.5%
Bellemeade Re Ltd.,
Series 2017-01, Class M1, 144A, 1 Month LIBOR + 1.700%	3.981	(c)	10/25/27	525	528,233
Series 2018-01A, Class M1B, 144A, 1 Month LIBOR + 1.600%	3.881	(c)	04/25/28	1,459	1,466,612
Series 2018-02A, Class M1A, 144A, 1 Month LIBOR + 0.950%	3.231	(c)	08/25/28	1,950	1,952,392
Series 2018-02A, Class M1B, 144A, 1 Month LIBOR + 1.350%	3.631	(c)	08/25/28	750	752,348
Series 2018-02A, Class M1C, 144A, 1 Month LIBOR + 1.600%	3.881	(c)	08/25/28	750	755,130
Oaktown Re Ltd., Series 2018-01A, Class M1, 144A, 1 Month LIBOR + 1.550%	3.831	(c)	07/25/28	900	901,086
Radnor RE Ltd., Series 2018-01, Class M1, 144A, 1 Month LIBOR + 1.400%	3.681	(c)	03/25/28	1,500	1,502,377

					7,858,178

Cayman Islands 0.1%
LSTAR Securities Investment Ltd.,
Series 2017-05, Class A, 144A, 1 Month LIBOR + 2.000%	4.256	(c)	05/01/22	912	910,847
Series 2017-08, Class A, 144A, 1 Month LIBOR + 1.650%	3.906	(c)	11/01/22	776	781,058
Series 2017-09, Class A, 144A, 1 Month LIBOR + 1.550%	3.806	(c)	12/01/22	290	289,082

					1,980,987

See Notes to Financial Statements.

PGIM Global Total Return Fund	43

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)

United Kingdom 1.1%
Alba PLC, Series 2007-01, Class B, 3 Month GBP LIBOR + 0.240%	1.037	%(c)	03/17/39	GBP	1,599	$1,897,947
Newgate Funding PLC,
Series 2006-02, Class M, 3 Month GBP LIBOR + 0.220%	1.019	(c)	12/01/50	GBP	1,689	2,034,391
Series 2007-02X, Class A3, 3 Month GBP LIBOR + 0.160%	0.957	(c)	12/15/50	GBP	2,700	3,164,513
Paragon Mortgages PLC,
Series 11X, Class BB, 3 Month EURIBOR + 0.480%	0.162	(c)	10/15/41	EUR	3,503	3,801,507
Series 12X, Class B1B, 3 Month EURIBOR + 0.480%	0.161	(c)	11/15/38	EUR	1,320	1,435,171
Ripon Mortgages PLC, Series 01A, Class B1, 144A, 3 Month GBP LIBOR + 1.200%	2.005	(c)	08/20/56	GBP	3,500	4,463,389
Towd Point Mortgage Funding PLC,
Series 2016-V1A, Class A1, 144A, 3 Month GBP LIBOR + 1.200%	2.005	(c)	02/20/54	GBP	889	1,139,420
Series 2017-A11A, Class A2, 144A, 3 Month GBP LIBOR + 0.950%	1.755	(c)	05/20/45	GBP	1,600	2,040,617

						19,976,955

United States 1.3%
APS Resecuritization Trust, Series 2016-01, Class 1A, 144A, 1 Month LIBOR + 0.150%	2.406	(c)	07/27/57		2,087	2,020,151
Banc of America Funding Trust, Series 2014-R05, Class 1A1, 144A, 6 Month LIBOR + 1.500%	4.092	(c)	09/26/45		364	372,704
Bellemeade Re Ltd.,
Series 2018-03A, Class M1A, 144A, 1 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)	3.480	(c)	10/25/27		630	629,606
Series 2018-03A, Class M1B, 144A, 1 Month LIBOR + 1.850% (Cap N/A, Floor 1.850%)	4.130	(c)	10/25/27		950	949,997
CIM Trust,
Series 2017-02, Class A1, 144A, 1 Month LIBOR + 2.000%	4.256	(c)	12/25/57		2,283	2,285,385
Series 2017-03, Class A1, 144A, 1 Month LIBOR + 2.000%	4.256	(c)	01/25/57		2,127	2,167,345
Series 2017-08, Class A1, 144A	3.000	(cc)	12/25/65		2,646	2,581,979
Fannie Mae Connecticut Avenue Securities, Series 2016-C04, Class 1M1, 1 Month LIBOR + 1.450%	3.731	(c)	01/25/29		224	225,270

See Notes to Financial Statements.

44

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)

United States (cont’d.)
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2015-DNA01, Class M3, 1 Month LIBOR + 3.300%	5.581	%(c)	10/25/27		1,000	$1,118,521
Series 2016-HQA02, Class M2, 1 Month LIBOR + 2.250%	4.531	(c)	11/25/28		501	511,106
IndyMac INDX Mortgage Loan Trust, Series 2004-AR15, Class 3A1	3.905	(cc)	02/25/35		1,353	1,326,675
LSTAR Securities Investment Trust,
Series 2017-06, Class A, 144A, 1 Month LIBOR + 1.750%	4.006	(c)	09/01/22		664	667,388
Series 2018-02, Class A1, 144A, 1 Month LIBOR + 1.500%	3.756	(c)	04/01/23		4,996	4,998,850
New Residential Mortgage Loan Trust, Series 2018-04A, Class A1S, 144A, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.750%)	3.031	(c)	01/25/48		2,534	2,533,569

						22,388,546

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $51,291,995)						52,204,666

SOVEREIGN BONDS 44.7%

Albania 0.1%
Albania Government International Bond, Sr. Unsec’d. Notes	5.750		11/12/20	EUR	352	431,184
Republic of Albania, Sr. Unsec’d. Notes, 144A	3.500		10/09/25	EUR	1,000	1,127,547

						1,558,731

Argentina 1.7%
Argentine Republic Government International Bond,
Bonds	2.260	(cc)	12/31/38	EUR	1,000	620,236
Bonds	4.330		12/31/33	JPY	519,215	2,891,725
Sr. Unsec’d. Notes	3.375		10/12/20	CHF	3,860	3,602,948
Sr. Unsec’d. Notes	5.250		01/15/28	EUR	2,540	2,208,033
Sr. Unsec’d. Notes	7.820		12/31/33	EUR	3,771	3,856,578
Sr. Unsec’d. Notes	7.820		12/31/33	EUR	13,431	13,691,054

See Notes to Financial Statements.

PGIM Global Total Return Fund	45

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
SOVEREIGN BONDS (Continued)

Argentina (cont’d.)
Argentine Republic Government International Bond, (cont’d.)
Unsec’d. Notes	5.000%	01/15/27	EUR	3,000	$2,616,679
Provincia de Buenos Aires, Sr. Unsec’d. Notes	5.375	01/20/23	EUR	1,100	1,021,041

					30,508,294

Australia 0.1%
Australia Government Bond,
Sr. Unsec’d. Notes	3.000	03/21/47	AUD	2,400	1,659,580
Sr. Unsec’d. Notes	4.250	04/21/26	AUD	600	475,386

					2,134,966

Austria 0.2%
Republic of Austria Government International Bond,
Sr. Unsec’d. Notes, 144A, EMTN	5.000	12/20/24	CAD	3,500	2,920,305
Sr. Unsec’d. Notes, 144A, MTN	5.375	12/01/34	CAD	1,440	1,332,789

					4,253,094

Belgium 0.4%
Kingdom of Belgium Government Bond,
Sr. Unsec’d. Notes, 144A	0.800	06/22/27	EUR	680	779,825
Sr. Unsec’d. Notes, 144A	0.800	06/22/28	EUR	1,340	1,520,695
Unsec’d. Notes	1.250	04/22/33	EUR	500	571,025
Kingdom of Belgium Government International Bond,
Notes, 144A	8.875	12/01/24		750	952,910
Sr. Unsec’d. Notes	9.375	02/21/20	GBP	2,402	3,392,483
Unsec’d. Notes, MTN	5.700	05/28/32	GBP	150	267,648

					7,484,586

Brazil 1.9%
Brazil Loan Trust 1, Gov’t. Gtd. Notes	5.477	07/24/23		8,036	8,103,745
Brazil Minas SPE via State of Minas Gerais, Gov’t. Gtd. Notes	5.333	02/15/28		16,950	16,420,312
Brazilian Government International Bond, Sr. Unsec’d. Notes	2.875	04/01/21	EUR	7,128	8,349,777

					32,873,834

See Notes to Financial Statements.

46

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
SOVEREIGN BONDS (Continued)

Bulgaria 0.4%
Bulgaria Government International Bond, Unsec’d. Notes, GMTN	3.125%	03/26/35	EUR	6,352	$7,626,228

Canada 0.6%
Canada Housing Trust No. 1, Gov’t. Gtd. Notes, 144A	2.350	06/15/23	CAD	1,500	1,121,414
Canadian Government Bond, Bonds	4.000	06/01/41	CAD	650	616,558
City of Toronto,
Sr. Unsec’d. Notes	3.500	06/02/36	CAD	2,000	1,502,875
Unsec’d. Notes	2.400	06/07/27	CAD	1,000	708,671
City of Vancouver, Unsec’d. Notes	4.500	06/01/20	CAD	200	156,560
Province of British Columbia,
Unsec’d. Notes	3.200	06/18/44	CAD	200	150,294
Unsec’d. Notes	7.875	11/30/23	CAD	2,122	1,959,703
Province of Manitoba,
Unsec’d. Notes	2.550	06/02/26	CAD	250	182,994
Unsec’d. Notes	8.800	01/15/20		360	383,137
Province of Nova Scotia, Sr. Unsec’d. Notes	8.250	11/15/19		20	20,985
Province of Quebec,
Debentures	7.125	02/09/24		1,139	1,332,108
Unsec’d. Notes, MTN	6.350	01/30/26		500	577,286
Unsec’d. Notes, MTN	7.140	02/27/26		430	513,986
Province of Saskatchewan, Unsec’d. Notes	2.750	12/02/46	CAD	800	539,627

					9,766,198

Cayman Islands 0.1%
Cayman Islands Government Bond, Sr. Unsec’d. Notes	5.950	11/24/19		2,150	2,214,500

Chile 0.0%
Chile Government International Bond,
Sr. Unsec’d. Notes	1.440	02/01/29	EUR	450	501,484
Sr. Unsec’d. Notes	1.750	01/20/26	EUR	240	281,702

					783,186

See Notes to Financial Statements.

PGIM Global Total Return Fund	47

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
SOVEREIGN BONDS (Continued)

China 0.0%
China Government Bond, Sr. Unsec’d. Notes	3.600%	06/27/28	CNH	1,000	$139,310

Colombia 1.1%
Colombia Government International Bond,
Sr. Unsec’d. Notes	4.000	02/26/24		1,000	987,500
Sr. Unsec’d. Notes	8.375	02/15/27		2,645	2,967,690
Sr. Unsec’d. Notes	10.375	01/28/33		1,300	1,950,000
Sr. Unsec’d. Notes	11.750	02/25/20		1,715	1,895,932
Sr. Unsec’d. Notes, EMTN	3.875	03/22/26	EUR	8,398	10,700,937

					18,502,059

Costa Rica 0.1%
Costa Rica Government International Bond, Bonds	4.370	05/22/19		1,200	1,192,518

Croatia 0.7%
Croatia Government International Bond,
Sr. Unsec’d. Notes	3.000	03/20/27	EUR	4,500	5,325,453
Sr. Unsec’d. Notes	3.875	05/30/22	EUR	3,000	3,751,316
Sr. Unsec’d. Notes	5.500	04/04/23		1,000	1,048,936
Sr. Unsec’d. Notes	6.375	03/24/21		500	524,762
Sr. Unsec’d. Notes	6.625	07/14/20		1,000	1,043,686

					11,694,153

Cyprus 1.7%
Cyprus Government International Bond,
Sr. Unsec’d. Notes, EMTN	3.750	07/26/23	EUR	12,755	16,015,399
Sr. Unsec’d. Notes, EMTN	4.250	11/04/25	EUR	10,514	13,716,537
Sr. Unsec’d. Notes, EMTN	4.750	06/25/19	EUR	500	583,261

					30,315,197

Czech Republic 0.1%
Czech Republic Government Bond, Bonds, Ser. 089	2.400	09/17/25	CZK	30,000	1,338,247

Denmark 0.2%
Denmark Government Bond,
Bonds	0.500	11/15/27	DKK	12,110	1,865,156

See Notes to Financial Statements.

48

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
SOVEREIGN BONDS (Continued)

Denmark (cont’d.)
Denmark Government Bond, (cont’d.)
Bonds	1.750%		11/15/25	DKK	3,520	$596,437
Bonds	3.000		11/15/21	DKK	3,000	503,567
Bonds	4.500		11/15/39	DKK	1,800	468,882

						3,434,042

Dominican Republic 0.2%
Dominican Republic International Bond, Sr. Unsec’d. Notes	7.500		05/06/21		4,000	4,140,000

Egypt 0.1%
Egypt Government International Bond,
Sr. Unsec’d. Notes, 144A	5.577		02/21/23		1,835	1,751,287
Sr. Unsec’d. Notes, 144A, MTN	4.750		04/16/26	EUR	700	742,094

						2,493,381

Finland 0.0%
Finland Government International Bond, Sr. Unsec’d. Notes	6.950		02/15/26		600	719,300

France 1.6%
French Republic Government Bond OAT,
Bonds	0.750		05/25/28	EUR	3,900	4,442,764
Bonds	2.750		10/25/27	EUR	18,000	24,269,388

						28,712,152

Germany 0.1%
Free & Hanseatic City of Hamburg, Sr. Unsec’d. Notes, EMTN	0.500		04/27/26	EUR	1,000	1,130,439

Greece 2.7%
Hellenic Republic Government Bond,
Bonds	0.000	(cc)	10/15/42	EUR	500,000	1,698,966
Bonds	3.000	(cc)	02/24/23	EUR	1,165	1,307,806
Bonds	3.000	(cc)	02/24/24	EUR	3,854	4,295,611
Bonds	3.000	(cc)	02/24/25	EUR	2,115	2,316,611
Bonds	3.000	(cc)	02/24/26	EUR	1,445	1,579,314
Bonds	3.000	(cc)	02/24/27	EUR	4,924	5,314,467
Bonds	3.000	(cc)	02/24/28	EUR	1,490	1,588,516

See Notes to Financial Statements.

PGIM Global Total Return Fund	49

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
SOVEREIGN BONDS (Continued)

Greece (cont’d.)
Hellenic Republic Government Bond, (cont’d.)
Bonds	3.000	%(cc)	02/24/29	EUR	1,420	$1,496,173
Bonds	3.000	(cc)	02/24/30	EUR	150	155,577
Bonds	3.000	(cc)	02/24/31	EUR	3,465	3,550,321
Bonds	3.000	(cc)	02/24/32	EUR	1,055	1,065,293
Bonds	3.000	(cc)	02/24/33	EUR	50	49,662
Bonds	3.000	(cc)	02/24/34	EUR	475	463,776
Bonds	3.000	(cc)	02/24/35	EUR	2,020	1,940,110
Bonds	3.000	(cc)	02/24/36	EUR	480	454,631
Bonds	3.000	(cc)	02/24/37	EUR	200	187,086
Bonds	3.000	(cc)	02/24/38	EUR	270	251,917
Bonds	3.000	(cc)	02/24/39	EUR	774	720,361
Bonds	3.000	(cc)	02/24/40	EUR	460	427,626
Bonds	3.000	(cc)	02/24/41	EUR	465	431,891
Bonds	3.000	(cc)	02/24/42	EUR	160	148,949
Bonds	3.900		01/30/33	EUR	2,080	2,138,744
Sr. Unsec’d. Notes, 144A	3.375		02/15/25	EUR	5,345	5,867,640
Hellenic Republic Government International Bond,
Sr. Unsec’d. Notes	5.000		03/11/19	EUR	258	295,180
Sr. Unsec’d. Notes	5.200		07/17/34	EUR	6,000	6,776,835
Sr. Unsec’d. Notes	6.140		04/14/28	EUR	1,700	2,116,696

						46,639,759

Guernsey 0.1%
States of Guernsey Bond, Sr. Unsec’d. Notes	3.375		12/12/46	GBP	1,280	1,830,258

Hong Kong 0.1%
Hong Kong SAR Government Bond, Unsec’d. Notes	5.125		07/23/19	HKD	5,000	651,481
Hong Kong Sukuk 2017 Ltd., Sr. Unsec’d. Notes	3.132		02/28/27		1,500	1,419,612

						2,071,093

Hungary 1.2%
Hungary Government Bond, Bonds, Ser. 27/A	3.000		10/27/27	HUF	300,000	1,001,306
Hungary Government International Bond,
Sr. Unsec’d. Notes	5.375		02/21/23		4,850	5,095,303
Sr. Unsec’d. Notes	5.750		11/22/23		3,050	3,267,319

See Notes to Financial Statements.

50

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
SOVEREIGN BONDS (Continued)

Hungary (cont’d.)
Hungary Government International Bond, (cont’d.)
Sr. Unsec’d. Notes	6.250%	01/29/20		6,200	$6,401,500
Sr. Unsec’d. Notes	6.375	03/29/21		4,530	4,795,005

					20,560,433

Iceland 0.4%
Iceland Government International Bond,
Sr. Unsec’d. Notes	5.875	05/11/22		1,000	1,083,461
Sr. Unsec’d. Notes, EMTN	0.500	12/20/22	EUR	500	571,655
Sr. Unsec’d. Notes, EMTN	2.500	07/15/20	EUR	5,006	5,916,967

					7,572,083

Indonesia 1.5%
Indonesia Government International Bond,
Sr. Unsec’d. Notes	1.750	04/24/25	EUR	1,600	1,749,451
Sr. Unsec’d. Notes	3.375	07/30/25	EUR	5,005	6,002,213
Sr. Unsec’d. Notes, 144A, MTN	2.150	07/18/24	EUR	1,395	1,581,966
Sr. Unsec’d. Notes, EMTN	2.150	07/18/24	EUR	2,000	2,268,052
Sr. Unsec’d. Notes, EMTN	2.625	06/14/23	EUR	1,000	1,173,702
Sr. Unsec’d. Notes, EMTN	2.875	07/08/21	EUR	4,546	5,412,628
Sr. Unsec’d. Notes, EMTN	3.750	06/14/28	EUR	7,080	8,642,910

					26,830,922

Iraq 0.1%
Iraq International Bond, Sr. Unsec’d. Notes	6.752	03/09/23		1,700	1,654,882

Ireland 0.2%
Ireland Government Bond,
Bonds	2.400	05/15/30	EUR	1,200	1,539,081
Bonds	5.400	03/13/25	EUR	900	1,334,684

					2,873,765

Isle of Man 0.5%
Isle of Man Government International Bond,
Unsec’d. Notes	5.375	08/14/34	GBP	1,000	1,747,465
Unsec’d. Notes	5.625	03/29/30	GBP	4,000	6,681,173

					8,428,638

See Notes to Financial Statements.

PGIM Global Total Return Fund	51

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
SOVEREIGN BONDS (Continued)

Israel 0.2%
Israel Government Bond-Fixed, Bonds	2.000%		03/31/27	ILS	1,000	$269,554
Israel Government International Bond,
Sr. Unsec’d. Notes, EMTN	1.500		01/18/27	EUR	1,600	1,835,862
Sr. Unsec’d. Notes, EMTN	2.875		01/29/24	EUR	1,000	1,249,351
Sr. Unsec’d. Notes, EMTN	4.625		03/18/20	EUR	330	396,797

						3,751,564

Italy 4.3%
Cassa Del Trentino SpA, Local Gov’t. Gtd. Notes, EMTN	1.160		06/17/26	EUR	809	853,322
Italy Buoni Poliennali del Tesoro,
Bonds	0.650		10/15/23	EUR	2,000	2,068,480
Bonds	0.950		03/15/23	EUR	3,000	3,190,019
Bonds	1.350		04/15/22	EUR	535	589,009
Bonds	2.000		12/01/25	EUR	2,200	2,329,599
Bonds	2.050		08/01/27	EUR	5,000	5,157,064
Bonds	3.750		09/01/24	EUR	7,855	9,295,215
Bonds	6.500		11/01/27	EUR	2,695	3,792,151
Sr. Unsec’d. Notes, 144A	4.750		09/01/28	EUR	5,590	7,072,896
Unsec’d. Notes	4.500		03/01/26	EUR	8,545	10,572,498
Italy Certificati di Credito del Tesoro/CCTS-eu, Bonds, 6 Month EURIBOR + 0.550%	0.281	(c)	09/15/25	EUR	1,800	1,763,886
Region of Lazio, Sr. Unsec’d. Notes	3.088		03/31/43	EUR	978	941,727
Republic of Italy Government International Bond,
Sr. Unsec’d. Notes, EMTN, EURIBOR ICE SWAP 11:00 Fft 10Y Index + 0.000% (Cap 7.000%, Floor 2.000%)	2.000	(c)	06/15/20	EUR	1,550	1,773,224
Sr. Unsec’d. Notes, EMTN	3.444		12/31/24	EUR	4,169	4,882,600
Sr. Unsec’d. Notes, EMTN, EURIBOR ICE SWAP 11:00 Fft 30Y Index + 0.000% (Cap N/A, Floor 4.250%)	4.250	(c)	06/28/29	EUR	5,818	6,973,969
Sr. Unsec’d. Notes, EMTN	5.200		07/31/34	EUR	250	320,317
Sr. Unsec’d. Notes, EMTN	5.250		12/07/34	GBP	1,090	1,512,756
Sr. Unsec’d. Notes, EMTN	6.000		08/04/28	GBP	7,189	10,459,616
Sr. Unsec’d. Notes, MTN	5.375		06/15/33		590	591,212
Republic of Italy Government International Bond Strips Coupon, Sr. Unsec’d. Notes	3.518	(s)	03/27/23		775	629,388

						74,768,948

See Notes to Financial Statements.

52

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
SOVEREIGN BONDS (Continued)

Japan 2.3%
Japan Bank for International Cooperation,
Gov’t. Gtd. Notes	2.250%	02/24/20		600	$593,728
Gov’t. Gtd. Notes	3.375	10/31/23		1,600	1,596,468
Japan Finance Organization for Municipalities,
Gov’t. Gtd. Notes, EMTN	5.750	08/09/19	GBP	400	528,724
Sr. Unsec’d. Notes, 144A, MTN	2.000	09/08/20		2,200	2,147,708
Sr. Unsec’d. Notes, 144A, MTN	2.125	04/13/21		1,000	969,255
Sr. Unsec’d. Notes, EMTN	2.125	02/12/21		600	583,202
Sr. Unsec’d. Notes, EMTN	2.125	04/13/21		1,200	1,163,106
Sr. Unsec’d. Notes, EMTN	2.625	04/20/22		1,000	971,556
Sr. Unsec’d. Notes, EMTN	3.060	12/21/20	AUD	2,000	1,427,078
Sr. Unsec’d. Notes, GMTN	0.875	09/22/21	EUR	2,535	2,936,659
Japan Government Twenty Year Bond,
Sr. Unsec’d. Notes	0.200	06/20/36	JPY	450,000	3,759,206
Sr. Unsec’d. Notes	0.400	03/20/36	JPY	100,000	867,417
Sr. Unsec’d. Notes	0.500	06/20/38	JPY	514,000	4,438,207
Sr. Unsec’d. Notes	0.600	12/20/36	JPY	665,000	5,922,027
Sr. Unsec’d. Notes	0.700	03/20/37	JPY	150,000	1,356,853
Sr. Unsec’d. Notes(k)	1.400	09/20/34	JPY	145,000	1,472,656
Sr. Unsec’d. Notes	1.500	06/20/34	JPY	50,000	514,406
Sr. Unsec’d. Notes	1.800	12/20/31	JPY	148,000	1,564,641
Japan International Cooperation Agency, Gov’t. Gtd. Notes	1.875	11/13/19		2,000	1,973,402
Japanese Government CPI Linked Bond, Sr. Unsec’d. Notes	0.100	03/10/27	JPY	219,530	2,021,463
Tokyo Metropolitan Government,
Sr. Unsec’d. Notes	2.000	05/17/21		2,500	2,415,453
Sr. Unsec’d. Notes	2.125	05/20/19		400	398,396
Sr. Unsec’d. Notes	2.125	05/19/20		1,000	982,116

					40,603,727

Jersey 0.0%
Jersey International Bond, Sr. Unsec’d. Notes	3.750	06/09/54	GBP	100	159,133

Kuwait 0.1%
Kuwait International Government Bond, Sr. Unsec’d. Notes, 144A	2.750	03/20/22		2,050	1,992,518

See Notes to Financial Statements.

PGIM Global Total Return Fund	53

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
SOVEREIGN BONDS (Continued)

Latvia 0.1%
Latvia Government International Bond,
Sr. Unsec’d. Notes	2.750%	01/12/20		1,000	$991,500
Sr. Unsec’d. Notes, EMTN	2.625	01/21/21	EUR	200	239,554

					1,231,054

Lithuania 0.6%
Lithuania Government International Bond,
Sr. Unsec’d. Notes	6.125	03/09/21		4,500	4,763,358
Sr. Unsec’d. Notes	6.625	02/01/22		4,220	4,605,286
Sr. Unsec’d. Notes	7.375	02/11/20		1,090	1,145,590

					10,514,234

Macedonia 0.2%
Macedonia Government International Bond,
Sr. Unsec’d. Notes	3.975	07/24/21	EUR	2,000	2,384,143
Sr. Unsec’d. Notes	5.625	07/26/23	EUR	1,000	1,264,837
Sr. Unsec’d. Notes, 144A	3.975	07/24/21	EUR	500	596,036

					4,245,016

Malaysia 0.5%
Malaysia Government Bond,
Sr. Unsec’d. Notes, Ser. 0111	4.160	07/15/21	MYR	6,500	1,573,084
Sr. Unsec’d. Notes, Ser. 0217	4.059	09/30/24	MYR	10,000	2,393,976
Sr. Unsec’d. Notes, Ser. 0314	4.048	09/30/21	MYR	20,916	5,051,030
Sr. Unsec’d. Notes, Ser. 0416	3.620	11/30/21	MYR	15	3,578

					9,021,668

Mexico 1.6%
Mexico Government International Bond,
Sr. Unsec’d. Notes(a)	2.750	04/22/23	EUR	4,375	5,305,163
Sr. Unsec’d. Notes	4.000	03/15/2115	EUR	950	938,820
Sr. Unsec’d. Notes, EMTN	1.750	04/17/28	EUR	800	857,837
Sr. Unsec’d. Notes, EMTN	2.375	04/09/21	EUR	4,500	5,349,209
Sr. Unsec’d. Notes, EMTN	5.625	03/19/2114	GBP	200	254,681
Sr. Unsec’d. Notes, GMTN	1.625	03/06/24	EUR	9,670	10,992,097
Sr. Unsec’d. Notes, GMTN	5.500	02/17/20	EUR	1,400	1,693,244

See Notes to Financial Statements.

54

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
SOVEREIGN BONDS (Continued)

Mexico (cont’d.)
Mexico Government International Bond, (cont’d.)
Sr. Unsec’d. Notes, GMTN	6.750%	02/06/24	GBP	1,044	$1,586,317
Sr. Unsec’d. Notes, MTN	7.500	04/08/33		875	1,071,490

					28,048,858

Montenegro 0.1%
Montenegro Government International Bond,
Sr. Unsec’d. Notes	3.875	03/18/20	EUR	500	581,648
Sr. Unsec’d. Notes, 144A	3.375	04/21/25	EUR	750	837,760

					1,419,408

New Zealand 0.4%
Auckland Council,
Sr. Sec’d. Notes	2.900	09/16/27	AUD	1,000	678,634
Sr. Sec’d. Notes	3.500	03/09/26	AUD	2,000	1,436,001
New Zealand Government Bond, Sr. Unsec’d. Notes	4.500	04/15/27	NZD	1,500	1,136,409
New Zealand Local Government Funding Agency Bond,
Local Gov’t. Gtd. Notes	2.750	04/15/25	NZD	1,800	1,158,763
Local Gov’t. Gtd. Notes	3.500	04/14/33	NZD	500	311,680
Sr. Unsec’d. Notes	4.500	04/15/27	NZD	1,800	1,278,864
Sr. Unsec’d. Notes	6.000	05/15/21	NZD	500	356,268

					6,356,619

Norway 0.2%
City of Oslo,
Sr. Unsec’d. Notes	3.600	12/06/22	NOK	1,000	125,474
Sr. Unsec’d. Notes	3.650	11/08/23	NOK	9,000	1,135,617
Sr. Unsec’d. Notes	4.900	11/04/19	NOK	5,000	613,793
Kommunalbanken A/S, Sr. Unsec’d. Notes, MTN	5.125	05/14/21	NZD	2,850	1,983,793

					3,858,677

Panama 0.4%
Panama Government International Bond,
Sr. Unsec’d. Notes	4.000	09/22/24		400	398,000
Sr. Unsec’d. Notes	8.125	04/28/34		2,338	3,109,540
Sr. Unsec’d. Notes	9.375	01/16/23		1,553	1,914,073

See Notes to Financial Statements.

PGIM Global Total Return Fund	55

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
SOVEREIGN BONDS (Continued)

Panama (cont’d.)
Panama Government International Bond, (cont’d.)
Sr. Unsec’d. Notes	9.375%	04/01/29		800	$1,108,000
Sr. Unsec’d. Notes	10.750	05/15/20		275	308,000

					6,837,613

Peru 1.0%
Peruvian Government International Bond,
Sr. Unsec’d. Notes	2.750	01/30/26	EUR	6,551	8,043,226
Sr. Unsec’d. Notes	3.750	03/01/30	EUR	6,800	9,113,213

					17,156,439

Poland 0.8%
Republic of Poland Government Bond,
Bonds, Ser. 0721	1.750	07/25/21	PLN	2,000	520,803
Bonds, Ser. 0725	3.250	07/25/25	PLN	13,550	3,607,895
Bonds, Ser. 0727	2.500	07/25/27	PLN	8,000	1,984,806
Republic of Poland Government International Bond, Sr. Unsec’d. Notes	5.000	03/23/22		7,355	7,693,257

					13,806,761

Portugal 2.9%
Metropolitano de Lisboa EPE, Gov’t. Gtd. Notes	4.799	12/07/27	EUR	2,150	2,976,623
Parpublica-Participacoes Publicas SGPS SA, Sr. Unsec’d. Notes, EMTN	3.750	07/05/21	EUR	1,500	1,831,146
Portugal Government International Bond, Sr. Unsec’d. Notes, EMTN	5.125	10/15/24		4,971	5,163,775
Portugal Obrigacoes do Tesouro OT,
Sr. Unsec’d. Notes, 144A	3.875	02/15/30	EUR	23,255	30,906,927
Sr. Unsec’d. Notes, 144A	4.100	04/15/37	EUR	6,500	8,893,697

					49,772,168

Qatar 0.2%
Qatar Government International Bond,
Sr. Unsec’d. Notes, 144A	3.875	04/23/23		1,040	1,042,288
Sr. Unsec’d. Notes, 144A	4.500	04/23/28		2,000	2,040,000

					3,082,288

See Notes to Financial Statements.

56

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
SOVEREIGN BONDS (Continued)

Romania 0.5%
Romanian Government International Bond,
Sr. Unsec’d. Notes, 144A, MTN	2.500%	02/08/30	EUR	4,150	$4,404,343
Sr. Unsec’d. Notes, EMTN	2.375	04/19/27	EUR	1,000	1,129,903
Sr. Unsec’d. Notes, EMTN	3.875	10/29/35	EUR	1,000	1,123,016
Sr. Unsec’d. Notes, EMTN	6.750	02/07/22		300	323,273
Unsec’d. Notes, 144A, MTN	2.875	05/26/28	EUR	1,100	1,252,138
Unsec’d. Notes, MTN	2.875	05/26/28	EUR	700	796,815

					9,029,488

Russia 0.1%
Russian Federal Bond-OFZ, Bonds	7.050	01/19/28	RUB	60,000	831,928
Russian Foreign Bond-Eurobond, Sr. Unsec’d. Notes	4.500	04/04/22		400	403,524

					1,235,452

Saudi Arabia 0.4%
KSA Sukuk Ltd., Sr. Unsec’d. Notes, MTN	2.894	04/20/22		1,000	965,000
Saudi Government International Bond,
Sr. Unsec’d. Notes, 144A, MTN	2.375	10/26/21		1,200	1,146,216
Sr. Unsec’d. Notes, 144A, MTN	2.875	03/04/23		3,335	3,168,917
Sr. Unsec’d. Notes, 144A, MTN	4.000	04/17/25		1,135	1,114,488
Sr. Unsec’d. Notes, EMTN	2.875	03/04/23		1,300	1,235,260

					7,629,881

Senegal 0.1%
Senegal Government International Bond, Sr. Unsec’d. Notes, 144A	4.750	03/13/28	EUR	1,395	1,472,754

Serbia 0.4%
Serbia International Bond,
Sr. Unsec’d. Notes	7.250	09/28/21		3,800	4,099,098
Sr. Unsec’d. Notes, 144A	7.250	09/28/21		200	215,742
Unsec’d. Notes	5.875	12/03/18		2,500	2,504,275

					6,819,115

See Notes to Financial Statements.

PGIM Global Total Return Fund	57

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
SOVEREIGN BONDS (Continued)

Singapore 0.1%
Singapore Government Bond,
Sr. Unsec’d. Notes	2.375%	06/01/25	SGD	1,000	$719,778
Sr. Unsec’d. Notes	3.000	09/01/24	SGD	500	373,064

					1,092,842

Slovakia 0.1%
Slovakia Government International Bond, Sr. Unsec’d. Notes	2.125	10/16/23	CHF	2,000	2,187,559

Slovenia 0.5%
Slovenia Government International Bond,
Sr. Unsec’d. Notes	5.250	02/18/24		213	228,482
Sr. Unsec’d. Notes, 144A	5.250	02/18/24		7,709	8,269,352

					8,497,834

South Africa 0.5%
Republic of South Africa Government Bond,
Bonds, Ser. R186	10.500	12/21/26	ZAR	5,000	359,397
Bonds, Ser. R213	7.000	02/28/31	ZAR	1,800	96,922
Sr. Unsec’d. Notes, Ser. R208	6.750	03/31/21	ZAR	10,000	661,515
Republic of South Africa Government International Bond,
Notes, EMTN	3.800	09/07/21	JPY	100,000	939,757
Sr. Unsec’d. Notes	3.750	07/24/26	EUR	5,415	6,278,748
ZAR Sovereign Capital Fund Pty Ltd., Sr. Unsec’d. Notes, 144A	3.903	06/24/20		1,000	990,118

					9,326,457

South Korea 0.3%
Export-Import Bank of Korea,
Sr. Unsec’d. Notes	5.125	10/15/19	NZD	200	133,091
Sr. Unsec’d. Notes, EMTN	3.500	09/26/19	AUD	100	70,888
Sr. Unsec’d. Notes, EMTN	5.375	09/12/19	AUD	1,000	722,647
Sr. Unsec’d. Notes, MTN	2.711	12/05/19	CAD	200	151,386
Sr. Unsec’d. Notes, MTN	3.500	07/28/21	NZD	2,000	1,316,702
Korea International Bond,
Sr. Unsec’d. Notes	2.125	06/10/24	EUR	1,100	1,348,267
Sr. Unsec’d. Notes	4.250	12/07/21	EUR	1,700	2,176,306

					5,919,287

See Notes to Financial Statements.

58

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
SOVEREIGN BONDS (Continued)

Spain 4.6%
Autonomous Community of Catalonia,
Sr. Unsec’d. Notes	4.950%	02/11/20	EUR	2,000	$2,368,064
Sr. Unsec’d. Notes	6.250	12/15/18		1,000	1,001,599
Sr. Unsec’d. Notes, EMTN	4.900	09/15/21	EUR	600	730,081
Sr. Unsec’d. Notes, EMTN	5.900	05/28/30	EUR	3,000	3,985,971
Instituto de Credito Oficial,
Gov’t. Gtd. Notes, EMTN	3.250	06/28/24	CHF	1,300	1,470,834
Gov’t. Gtd. Notes, EMTN	5.000	03/31/20	CAD	1,800	1,404,395
Gov’t. Gtd. Notes, GMTN	0.963	09/22/22	SEK	20,000	2,190,953
Spain Government Bond,
Bonds, 144A(k)	3.800	04/30/24	EUR	1,880	2,478,025
Bonds, 144A	5.150	10/31/28	EUR	8,120	12,244,426
Sr. Unsec’d. Notes, 144A	1.400	04/30/28	EUR	6,410	7,203,981
Sr. Unsec’d. Notes, 144A	1.450	10/31/27	EUR	4,225	4,794,135
Sr. Unsec’d. Notes, 144A(k)	1.600	04/30/25	EUR	300	354,207
Sr. Unsec’d. Notes, 144A	1.950	07/30/30	EUR	1,300	1,500,231
Sr. Unsec’d. Notes, 144A	2.900	10/31/46	EUR	300	360,065
Sr. Unsec’d. Notes, 144A(k)	4.650	07/30/25	EUR	15,050	21,109,377
Sr. Unsec’d. Notes, 144A(k)	5.850	01/31/22	EUR	3,705	4,973,837
Sr. Unsec’d. Notes, 144A	5.900	07/30/26	EUR	500	761,961
Spain Government International Bond, Sr. Unsec’d. Notes, EMTN	5.250	04/06/29	GBP	7,582	11,340,776

					80,272,918

Sweden 0.7%
Kommuninvest I Sverige AB,
Local Gov’t. Gtd. Notes, EMTN	0.625	11/13/23	SEK	15,000	1,623,870
Local Gov’t. Gtd. Notes, EMTN	1.500	05/12/25	SEK	7,000	781,207
Local Gov’t. Gtd. Notes, EMTN	1.625	01/22/20	CAD	4,000	3,004,523
Local Gov’t. Gtd. Notes, MTN	4.750	08/17/22	AUD	200	151,369
Sr. Unsec’d. Notes, EMTN	4.280	05/28/19	MXN	13,200	629,463
Svensk Exportkredit AB,
Sr. Unsec’d. Notes, EMTN	3.760	05/28/19	AUD	787	561,709
Sr. Unsec’d. Notes, EMTN	4.200	12/16/20	AUD	700	506,749
Sr. Unsec’d. Notes, EMTN	4.910	04/23/19	NZD	985	649,441
Sweden Government International Bond,
Sr. Unsec’d. Notes, 144A, MTN	0.125	04/24/23	EUR	720	819,498
Sr. Unsec’d. Notes, 144A, MTN	2.375	02/15/21		3,000	2,956,842

					11,684,671

See Notes to Financial Statements.

PGIM Global Total Return Fund	59

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
SOVEREIGN BONDS (Continued)

Thailand 0.1%
Thailand Government Bond, Sr. Unsec’d. Notes	3.650%	06/20/31	THB	45,000	$1,428,519

Turkey 0.4%
Turkey Government Bond, Bonds	8.000	03/12/25	TRY	3,450	388,847
Turkey Government International Bond,
Sr. Unsec’d. Notes	4.125	04/11/23	EUR	2,965	3,323,256
Sr. Unsec’d. Notes	5.750	03/22/24		1,000	931,492
Sr. Unsec’d. Notes	5.875	04/02/19	EUR	247	283,540
Sr. Unsec’d. Notes	7.000	06/05/20		1,800	1,811,635
Sr. Unsec’d. Notes, EMTN	3.250	06/14/25	EUR	750	765,571

					7,504,341

Ukraine 0.1%
Ukraine Government International Bond, Sr. Unsec’d. Notes	7.750	09/01/24		1,875	1,757,813

United Arab Emirates 0.2%
Abu Dhabi Government International Bond,
Sr. Unsec’d. Notes	2.500	10/11/22		498	477,243
Sr. Unsec’d. Notes, 144A	2.500	10/11/22		2,365	2,266,427

					2,743,670

United Kingdom 1.4%
United Kingdom Gilt,
Bonds	2.000	09/07/25	GBP	100	134,959
Bonds(k)	3.250	01/22/44	GBP	320	520,731
Bonds(k)	3.500	01/22/45	GBP	3,080	5,245,716
Bonds(k)	4.250	03/07/36	GBP	7,190	12,622,363
Bonds	4.250	09/07/39	GBP	2,830	5,136,575

					23,660,344

See Notes to Financial Statements.

60

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
SOVEREIGN BONDS (Continued)

Uruguay 0.1%
Uruguay Government International Bond,
Sr. Unsec’d. Notes	4.375%		10/27/27		1,000	$987,500
Sr. Unsec’d. Notes	7.000		06/28/19	EUR	119	138,176

						1,125,676

TOTAL SOVEREIGN BONDS (cost $819,378,982)						781,491,562

U.S. GOVERNMENT AGENCY OBLIGATIONS 0.3%
Federal National Mortgage Assoc.	5.375		12/07/28	GBP	507	842,358
Tennessee Valley Authority
Sr. Unsec’d. Notes	5.350		06/07/21	GBP	815	1,143,274
Sr. Unsec’d. Notes	5.625		06/07/32	GBP	1,391	2,440,732

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $4,877,346)						4,426,364

U.S. TREASURY OBLIGATIONS 0.3%
U.S. Treasury Bonds(h)(k)	2.500		05/15/46		2,580	2,161,959
U.S. Treasury Bonds(h)	2.875		08/15/45		170	154,175
U.S. Treasury Notes(h)	1.500		02/28/23		315	296,137
U.S. Treasury Notes	2.500		05/31/20		420	417,769
U.S. Treasury Notes(h)	2.625		08/31/20		1,020	1,015,617
U.S. Treasury Notes(h)	2.625		06/15/21		310	307,711
U.S. Treasury Strips Coupon	1.881	(s)	05/15/31		400	264,552
U.S. Treasury Strips Coupon	1.898	(s)	08/15/29		400	281,281
U.S. Treasury Strips Coupon	2.100	(s)	11/15/35		800	450,800
U.S. Treasury Strips Coupon	2.264	(s)	08/15/40		800	378,868

TOTAL U.S. TREASURY OBLIGATIONS (cost $6,489,912)						5,728,869

				Shares
COMMON STOCK 0.0%

Colombia
Frontera Energy Corp.* (cost $44,527)					2,232	29,083

See Notes to Financial Statements.

PGIM Global Total Return Fund	61

Schedule of Investments (continued)

as of October 31, 2018

Description	Shares	Value
PREFERRED STOCK 0.0%

United States
Citigroup Capital XIII, 8.890% (Capital Security, fixed to floating preferred) (cost $100,000)	4,000	$105,880

TOTAL LONG-TERM INVESTMENTS (cost $1,768,585,228)		1,705,868,194

SHORT-TERM INVESTMENTS 5.8%

AFFILIATED MUTUAL FUNDS 1.9%
PGIM Core Ultra Short Bond Fund(w)	4,343,643	4,343,643
PGIM Institutional Money Market Fund (cost $28,959,910; includes $28,890,077 of cash collateral for securities on loan)(b)(w)	28,961,591	28,961,591

TOTAL AFFILIATED MUTUAL FUNDS (cost $33,303,553)		33,305,234

OPTIONS PURCHASED*~ 3.9% (cost $80,244,835)		67,369,003

TOTAL SHORT-TERM INVESTMENTS (cost $113,548,388)		100,674,237

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN 103.3% (cost $1,882,133,616)		1,806,542,431

OPTIONS WRITTEN*~ (3.9)% (premiums received $66,877,549)		(68,202,257)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN 99.4% (cost $1,815,256,067)		1,738,340,174
Other assets in excess of liabilities(z) 0.6%		10,553,186

NET ASSETS 100.0%		$1,748,893,360

The following abbreviations are used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

A—Annual payment frequency for swaps

ABS—Asset-Backed Security

BBR—New Zealand Bank Bill Rate

BBSW—Australian Bank Bill Swap Reference Rate

BIBOR—Bangkok Interbank Offered Rate

BROIS—Brazil Overnight Index Swap

BUBOR—Budapest Interbank Offered Rate

See Notes to Financial Statements.

62

CABS—Capital Appreciation Bonds

CIBOR—Copenhagen Interbank Offered Rate

CLO—Collateralized Loan Obligation

CLOIS—Sinacofi Chile Interbank Rate Average

CMS—Constant Maturity Swap

COOIS—Colombia Overnight Interbank Reference Rate

CPI—Consumer Price Index

EIBOR—Emirates Interbank Offered Rate

EMTN—Euro Medium Term Note

EONIA—Euro Overnight Index Average

EURIBOR—Euro Interbank Offered Rate

FHLMC—Federal Home Loan Mortgage Corporation

GMAC—General Motors Acceptance Corporation

GMTN—Global Medium Term Note

GO—General Obligation

HICP—Harmonised Index of Consumer Prices

ICE—Intercontinental Exchange

IO—Interest Only (Principal amount represents notional)

JIBAR—Johannesburg Interbank Agreed Rate

KLIBOR—Kuala Lumpur Interbank Offered Rate

KWCDC—Korean Won Certificate of Deposit

LIBOR—London Interbank Offered Rate

M—Monthly payment frequency for swaps

MIBOR—Mumbai Interbank Offered Rate

MTN—Medium Term Note

NIBOR—Norwegian Interbank Offered Rate

NSA—Non-Seasonally Adjusted

OAT—Obligations Assimilables du Tresor

OFZ—Obligatsyi Federal’novo Zaima (Federal Loan Obligations)

OTC—Over-the-counter

PIK—Payment-in-Kind

PJSC—Public Joint-Stock Company

PRIBOR—Prague Interbank Offered Rate

Q—Quarterly payment frequency for swaps

S—Semiannual payment frequency for swaps

SAIBOR—Saudi Arabian Interbank Offered Rate

SIBOR—Singapore Interbank Offered Rate

SONIA—Sterling Overnight Index Average

STIBOR—Stockholm Interbank Offered Rate

Strips—Separate Trading of Registered Interest and Principal of Securities

T—Swap payment upon termination

TAIBOR—Taiwan Interbank Offered Rate

TELBOR—Tel Aviv Interbank Offered Rate

USOIS—United States Overnight Index Swap

WIBOR—Warsaw Interbank Offered Rate

AED—United Arab Emirates Dirham

ARS—Argentine Peso

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CLP—Chilean Peso

See Notes to Financial Statements.

PGIM Global Total Return Fund	63

Schedule of Investments (continued)

as of October 31, 2018

CNH—Chinese Renminbi

COP—Colombian Peso

CZK—Czech Koruna

DKK—Danish Krone

EUR—Euro

GBP—British Pound

HKD—Hong Kong Dollar

HUF—Hungarian Forint

IDR—Indonesian Rupiah

ILS—Israeli Shekel

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

MYR—Malaysian Ringgit

NOK—Norwegian Krone

NZD—New Zealand Dollar

PEN—Peruvian Nuevo Sol

PHP—Philippine Peso

PLN—Polish Zloty

RUB—Russian Ruble

SAR—Saudi Arabian Riyal

SEK—Swedish Krona

SGD—Singapore Dollar

THB—Thai Baht

TRY—Turkish Lira

TWD—New Taiwanese Dollar

USD—US Dollar

ZAR—South African Rand

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
~	See tables subsequent to the Schedule of Investments for options detail.
^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $12,834,510 and 0.7% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $28,246,455; cash collateral of $28,890,077 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at October 31, 2018.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of October 31, 2018. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(t)	Represents zero coupon. Rate quoted represents effective yield at October 31, 2018.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

See Notes to Financial Statements.

64

Options Purchased:

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
2- Year 10 CMS Curve CAP	Call	Barclays Bank PLC	07/12/21	0.11%	—		22,475	$21,111
2- Year 10 CMS Curve CAP	Call	Barclays Bank PLC	07/13/21	0.11%	—		21,850	20,527
2- Year 10 CMS Curve CAP	Call	Bank of America	08/16/21	0.15%	—		54,630	50,366
2- Year 10 CMS Curve CAP	Call	Bank of America	08/20/21	0.15%	—		108,445	311,313
2- Year 10 CMS Curve CAP	Call	Bank of America	09/13/21	0.14%	—		110,000	118,383
Currency Option AUD vs JPY	Call	Deutsche Bank AG	11/25/20	92.00	—	AUD	30,400	174,434
Currency Option AUD vs USD	Call	Morgan Stanley	08/27/19	0.78	—	AUD	83,000	329,790
Currency Option EUR vs TRY	Call	Goldman Sachs International	11/28/18	10.00	—	EUR	35,500	758
Currency Option EUR vs TRY	Call	Citibank NA	04/26/19	6.00	—	EUR	12,000	2,277,898
Currency Option EUR vs TRY	Call	BNP Paribas	04/28/20	10.00	—	EUR	35,500	3,485,784
Currency Option EUR vs TRY	Call	Morgan Stanley	07/28/20	12.00	—	EUR	35,500	2,846,506
Currency Option EUR vs ZAR	Call	Morgan Stanley	01/31/19	28.00	—	EUR	34,500	4,462
Currency Option EUR vs ZAR	Call	Deutsche Bank AG	11/25/19	27.00	—	EUR	14,000	162,590
Currency Option EUR vs ZAR	Call	Morgan Stanley	12/24/19	24.00	—	EUR	14,750	344,044
Currency Option USD vs BRL	Call	Deutsche Bank AG	12/10/18	6.50	—		80,000	45
Currency Option USD vs BRL	Call	Deutsche Bank AG	03/14/19	8.50	—		40,000	777
Currency Option USD vs BRL	Call	JPMorgan Chase	04/26/19	5.00	—		12,500	27,680
Currency Option USD vs BRL	Call	Deutsche Bank AG	12/20/19	5.00	—		32,500	413,762
Currency Option USD vs BRL	Call	Deutsche Bank AG	03/27/20	4.65	—		33,000	845,620
Currency Option USD vs CAD	Call	Citibank NA	01/30/19	1.50	—		20,000	1,343
Currency Option USD vs CAD	Call	Hong Kong & Shanghai Bank	07/30/19	1.30	—		20,000	581,753
Currency Option USD vs CNH	Call	Morgan Stanley	11/28/18	7.75	—		12,500	710

See Notes to Financial Statements.

PGIM Global Total Return Fund	65

Schedule of Investments (continued)

as of October 31, 2018

Options Purchased (continued):

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
Currency Option USD vs CNH	Call	JPMorgan Chase	11/28/18	8.75	—	25,000	$104
Currency Option USD vs CNH	Call	Morgan Stanley	03/27/19	8.25	—	39,000	34,361
Currency Option USD vs CNH	Call	Morgan Stanley	06/26/20	7.25	—	39,000	1,065,095
Currency Option USD vs INR	Call	BNP Paribas	11/30/18	82.50	—	40,000	987
Currency Option USD vs JPY	Call	Citibank NA	01/27/21	110.00	—	18,000	477,417
Currency Option USD vs JPY	Call	Morgan Stanley	01/27/21	110.00	—	22,000	583,510
Currency Option USD vs KRW	Call	JPMorgan Chase	04/26/19	1,250.00	—	11,000	56,530
Currency Option USD vs KRW	Call	Goldman Sachs International	04/26/19	1,400.00	—	22,000	25,540
Currency Option USD vs KRW	Call	Goldman Sachs International	05/29/19	1,500.00	—	12,000	11,135
Currency Option USD vs KRW	Call	Morgan Stanley	07/29/19	1,150.00	—	15,000	367,659
Currency Option USD vs KRW	Call	Goldman Sachs International	07/29/19	1,450.00	—	30,000	60,438
Currency Option USD vs KRW	Call	Goldman Sachs International	12/20/19	1,200.00	—	18,000	370,944
Currency Option USD vs KRW	Call	BNP Paribas	12/20/19	1,350.00	—	36,000	278,141
Currency Option USD vs MXN	Call	Citibank NA	11/26/18	26.00	—	55,500	1,389
Currency Option USD vs MXN	Call	BNP Paribas	11/26/18	25.00	—	24,500	1,493
Currency Option USD vs MXN	Call	Deutsche Bank AG	01/29/19	30.00	—	10,000	1,958
Currency Option USD vs MXN	Call	Morgan Stanley	03/27/19	24.00	—	24,000	173,933
Currency Option USD vs MXN	Call	Morgan Stanley	12/26/19	22.00	—	16,000	898,828
Currency Option USD vs MXN	Call	Citibank NA	12/26/19	26.00	—	32,000	647,838
Currency Option USD vs RUB	Call	Goldman Sachs International	01/11/19	95.00	—	33,000	8,902
Currency Option USD vs RUB	Call	Citibank NA	12/23/19	85.00	—	18,000	356,101

See Notes to Financial Statements.

66

Options Purchased (continued):

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
Currency Option USD vs TRY	Call	Credit Suisse International	11/29/18	5.00	—		8,000	$983,442
Currency Option USD vs TRY	Call	BNP Paribas	11/29/18	6.00	—		8,000	71,928
Currency Option USD vs TRY	Call	Morgan Stanley	12/14/18	9.00	—		40,000	8,293
Currency Option USD vs TRY	Call	Citibank NA	08/28/19	5.40	—		15,000	2,908,136
Currency Option USD vs TRY	Call	Goldman Sachs International	12/23/19	6.00	—		18,000	3,133,249
Currency Option USD vs TRY	Call	Morgan Stanley	04/29/20	7.00	—		41,000	5,969,752
Currency Option USD vs TRY	Call	Deutsche Bank AG	06/29/20	9.00	—		40,000	3,326,471
Currency Option USD vs ZAR	Call	Hong Kong & Shanghai Bank	11/28/18	24.00	—		9,000	12
Currency Option USD vs ZAR	Call	BNP Paribas	12/14/18	25.00	—		40,000	482
Currency Option USD vs ZAR	Call	Goldman Sachs International	04/26/19	25.00	—		40,000	47,732
Currency Option USD vs ZAR	Call	Morgan Stanley	06/26/19	20.00	—		15,000	143,202
Currency Option USD vs ZAR	Call	Morgan Stanley	12/24/19	14.00	—		18,000	2,278,571
Currency Option USD vs ZAR	Call	BNP Paribas	12/24/19	17.00	—		36,000	1,866,733
Currency Option USD vs ZAR	Call	Goldman Sachs International	09/28/20	17.00	—		40,000	3,426,090
Currency Option AUD vs JPY	Put	Deutsche Bank AG	11/27/18	60.00	—	AUD	110,000	43
Currency Option AUD vs JPY	Put	BNP Paribas	06/26/19	80.00	—	AUD	77,000	2,396,381
Currency Option AUD vs JPY	Put	Morgan Stanley	06/26/19	70.00	—	AUD	154,000	997,116
Currency Option AUD vs JPY	Put	Morgan Stanley	01/29/20	82.00	—	AUD	110,000	6,375,153
Currency Option AUD vs JPY	Put	Deutsche Bank AG	01/29/20	73.00	—	AUD	220,000	4,764,549
Currency Option AUD vs JPY	Put	Deutsche Bank AG	02/26/20	76.00	—	AUD	110,000	3,506,563
Currency Option AUD vs USD	Put	Citibank NA	01/29/20	0.69	—	AUD	23,000	484,437

See Notes to Financial Statements.

PGIM Global Total Return Fund	67

Schedule of Investments (continued)

as of October 31, 2018

Options Purchased (continued):

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
Currency Option EUR vs TRY	Put	JPMorgan Chase	02/26/19	4.60	—	EUR	15,000	$746
Currency Option EUR vs TRY	Put	Goldman Sachs International	04/28/20	6.00	—	EUR	35,500	224,488
Currency Option EUR vs TRY	Put	BNP Paribas	07/28/20	7.00	—	EUR	35,500	659,982
Currency Option GBP vs USD	Put	Hong Kong & Shanghai Bank	04/25/19	1.00	—	GBP	32,000	35,351
Currency Option GBP vs USD	Put	Citibank NA	11/25/19	1.30	—	GBP	12,500	643,629
Currency Option GBP vs USD	Put	Hong Kong & Shanghai Bank	11/25/19	1.15	—	GBP	12,500	183,302
Currency Option GBP vs USD	Put	Hong Kong & Shanghai Bank	09/28/20	1.28	—	GBP	32,000	1,715,494
Currency Option USD vs BRL	Put	JPMorgan Chase	03/27/20	3.10	—		33,000	164,298
Currency Option USD vs BRL	Put	Deutsche Bank AG	06/26/20	3.50	—		40,000	979,261
Currency Option USD vs BRL	Put	Deutsche Bank AG	08/27/20	3.50	—		40,000	1,011,210
Currency Option USD vs BRL	Put	Morgan Stanley	08/27/20	3.25	—		40,000	456,399
Currency Option USD vs CNH	Put	Morgan Stanley	06/26/19	6.00	—		39,000	6,926
Currency Option USD vs INR	Put	BNP Paribas	08/27/19	69.50	—		40,000	76,731
Currency Option USD vs JPY	Put	Morgan Stanley	01/07/19	91.00	—		40,000	1,035
Currency Option USD vs KRW	Put	Deutsche Bank AG	07/29/19	1,050.00	—		15,000	85,790
Currency Option USD vs MXN	Put	BNP Paribas	08/27/19	17.00	—		24,500	37,508
Currency Option USD vs MXN	Put	Citibank NA	04/28/20	17.00	—		55,500	195,984
Currency Option USD vs TRY	Put	Goldman Sachs International	04/29/20	4.00	—		41,000	36,388
Currency Option USD vs TRY	Put	Morgan Stanley	06/29/20	5.00	—		40,000	173,621
Currency Option USD vs ZAR	Put	BNP Paribas	07/27/20	12.00	—		40,000	317,068

Total OTC Traded (cost $80,117,449)								$67,135,505

See Notes to Financial Statements.

68

Options Purchased (continued):

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#		Value
CDX.NA.HY.31.V1, 12/20/23	Call	Bank of America	03/20/19	$107.50	5.00%(Q)	CDX.NA.HY. 31.V1(Q)		12,250	$11,469
CDX.NA.HY.31.V1, 12/20/23	Call	Deutsche Bank AG	03/20/19	$107.50	5.00%(Q)	CDX.NA.HY. 31.V1(Q)		14,250	13,342
CDX.NA.HY.31.V1, 12/20/23	Call	Bank of America	03/20/19	$106.50	5.00%(Q)	CDX.NA.HY. 31.V1(Q)		12,170	27,523
iTraxx.XO.29.V1, 06/20/23	Call	BNP Paribas	12/19/18	275.00	5.00%(Q)	iTraxx.XO. 29.V1(Q)	EUR	22,400	40,214
10- Year Interest Rate Swap, 11/19/37	Put	Morgan Stanley	11/17/27	1.25%	6 Month JPY LIBOR(S)	1.25%(S)	JPY	545,000	140,950

Total OTC Swaptions (cost $127,386)									$233,498

Total Options Purchased (cost $80,244,835)									$67,369,003

Options Written:

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
Currency Option EUR vs TRY	Call	Morgan Stanley	11/28/18	10.00	—	EUR	35,500	$(758)
Currency Option EUR vs TRY	Call	BNP Paribas	04/26/19	6.00	—	EUR	12,000	(2,277,898)
Currency Option EUR vs TRY	Call	Goldman Sachs International	04/28/20	10.00	—	EUR	35,500	(3,485,784)
Currency Option EUR vs TRY	Call	BNP Paribas	07/28/20	12.00	—	EUR	35,500	(2,846,506)
Currency Option EUR vs ZAR	Call	Citibank NA	11/25/19	27.00	—	EUR	14,000	(162,590)
Currency Option EUR vs ZAR	Call	Deutsche Bank AG	12/24/19	24.00	—	EUR	14,750	(344,044)
Currency Option EUR vs ZAR	Call	Morgan Stanley	08/27/20	28.00	—	EUR	34,500	(977,335)
Currency Option USD vs BRL	Call	Hong Kong & Shanghai Bank	04/26/19	5.00	—		12,500	(27,680)
Currency Option USD vs BRL	Call	JPMorgan Chase	12/20/19	5.00	—		18,000	(229,161)
Currency Option USD vs BRL	Call	JPMorgan Chase	12/20/19	5.00	—		14,500	(184,602)
Currency Option USD vs BRL	Call	JPMorgan Chase	03/27/20	4.65	—		33,000	(845,619)

See Notes to Financial Statements.

PGIM Global Total Return Fund	69

Schedule of Investments (continued)

as of October 31, 2018

Options Written (continued):

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
Currency Option USD vs BRL	Call	Deutsche Bank AG	07/27/20	6.50	—	80,000	$(662,043)
Currency Option USD vs BRL	Call	Deutsche Bank AG	08/27/20	8.50	—	40,000	(141,231)
Currency Option USD vs CAD	Call	Hong Kong & Shanghai Bank	07/30/19	1.40	—	40,000	(274,050)
Currency Option USD vs CNH	Call	Morgan Stanley	11/28/18	8.75	—	25,000	(104)
Currency Option USD vs CNH	Call	Hong Kong & Shanghai Bank	11/28/18	7.75	—	12,500	(710)
Currency Option USD vs CNH	Call	Morgan Stanley	06/26/20	7.75	—	78,000	(1,104,625)
Currency Option USD vs INR	Call	BNP Paribas	08/27/19	82.50	—	40,000	(419,852)
Currency Option USD vs KRW	Call	JPMorgan Chase	04/26/19	1,400.00	—	22,000	(25,540)
Currency Option USD vs KRW	Call	Goldman Sachs International	04/26/19	1,250.00	—	11,000	(56,530)
Currency Option USD vs KRW	Call	Morgan Stanley	05/29/19	1,500.00	—	12,000	(11,135)
Currency Option USD vs KRW	Call	Morgan Stanley	07/29/19	1,450.00	—	30,000	(60,438)
Currency Option USD vs KRW	Call	Goldman Sachs International	07/29/19	1,150.00	—	15,000	(367,659)
Currency Option USD vs KRW	Call	Goldman Sachs International	12/20/19	1,350.00	—	36,000	(278,141)
Currency Option USD vs KRW	Call	BNP Paribas	12/20/19	1,200.00	—	18,000	(370,944)
Currency Option USD vs MXN	Call	Morgan Stanley	01/29/19	30.00	—	10,000	(1,958)
Currency Option USD vs MXN	Call	JPMorgan Chase	03/27/19	24.00	—	24,000	(173,933)
Currency Option USD vs MXN	Call	BNP Paribas	08/27/19	25.00	—	24,500	(376,997)
Currency Option USD vs MXN	Call	Morgan Stanley	12/26/19	26.00	—	32,000	(647,838)
Currency Option USD vs MXN	Call	Citibank NA	12/26/19	22.00	—	16,000	(898,828)
Currency Option USD vs MXN	Call	Citibank NA	04/28/20	26.00	—	55,500	(1,611,225)
Currency Option USD vs RUB	Call	Goldman Sachs International	12/23/19	85.00	—	18,000	(356,101)

See Notes to Financial Statements.

70

Options Written (continued):

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
Currency Option USD vs RUB	Call	Citibank NA	03/30/20	95.00	—		33,000	$(525,835)
Currency Option USD vs TRY	Call	BNP Paribas	11/29/18	5.00	—		8,000	(983,442)
Currency Option USD vs TRY	Call	Credit Suisse International	11/29/18	6.00	—		8,000	(71,928)
Currency Option USD vs TRY	Call	Deutsche Bank AG	12/14/18	9.00	—		40,000	(8,293)
Currency Option USD vs TRY	Call	BNP Paribas	08/28/19	5.40	—		15,000	(2,908,136)
Currency Option USD vs TRY	Call	BNP Paribas	12/23/19	6.00	—		18,000	(3,133,249)
Currency Option USD vs TRY	Call	Goldman Sachs International	04/29/20	7.00	—		41,000	(5,969,752)
Currency Option USD vs TRY	Call	Morgan Stanley	06/29/20	9.00	—		40,000	(3,326,471)
Currency Option USD vs ZAR	Call	Credit Suisse International	11/28/18	24.00	—		9,000	(12)
Currency Option USD vs ZAR	Call	Hong Kong & Shanghai Bank	06/26/19	20.00	—		13,000	(124,108)
Currency Option USD vs ZAR	Call	BNP Paribas	06/26/19	20.00	—		2,000	(19,094)
Currency Option USD vs ZAR	Call	Morgan Stanley	12/24/19	17.00	—		36,000	(1,866,733)
Currency Option USD vs ZAR	Call	BNP Paribas	12/24/19	14.00	—		18,000	(2,278,571)
Currency Option USD vs ZAR	Call	BNP Paribas	07/27/20	25.00	—		40,000	(833,970)
Currency Option USD vs ZAR	Call	Goldman Sachs International	09/28/20	21.00	—		80,000	(3,371,914)
Currency Option AUD vs JPY	Put	BNP Paribas	06/26/19	70.00	—	AUD	154,000	(997,116)
Currency Option AUD vs JPY	Put	Morgan Stanley	06/26/19	80.00	—	AUD	77,000	(2,396,381)
Currency Option AUD vs JPY	Put	Morgan Stanley	01/29/20	73.00	—	AUD	220,000	(4,764,549)
Currency Option AUD vs JPY	Put	Deutsche Bank AG	01/29/20	82.00	—	AUD	110,000	(6,375,153)
Currency Option AUD vs JPY	Put	Deutsche Bank AG	02/26/20	67.00	—	AUD	220,000	(2,670,544)
Currency Option AUD vs USD	Put	Morgan Stanley	01/29/20	0.69	—	AUD	23,000	(484,437)

See Notes to Financial Statements.

PGIM Global Total Return Fund	71

Schedule of Investments (continued)

as of October 31, 2018

Options Written (continued):

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
Currency Option EUR vs TRY	Put	Morgan Stanley	04/28/20	6.00	—	EUR	35,500	$(224,488)
Currency Option EUR vs TRY	Put	Morgan Stanley	07/28/20	7.00	—	EUR	35,500	(659,982)
Currency Option GBP vs USD	Put	Citibank NA	11/25/19	1.15	—	GBP	12,500	(183,302)
Currency Option GBP vs USD	Put	Hong Kong & Shanghai Bank	11/25/19	1.30	—	GBP	12,500	(643,629)
Currency Option GBP vs USD	Put	Hong Kong & Shanghai Bank	09/28/20	1.16	—	GBP	64,000	(1,559,366)
Currency Option USD vs BRL	Put	Deutsche Bank AG	03/27/20	3.10	—		33,000	(164,298)
Currency Option USD vs BRL	Put	Morgan Stanley	08/27/20	3.50	—		40,000	(1,011,210)
Currency Option USD vs JPY	Put	Morgan Stanley	01/27/21	91.00	—		40,000	(621,404)
Currency Option USD vs KRW	Put	Morgan Stanley	07/29/19	1,050.00	—		15,000	(85,790)
Currency Option USD vs TRY	Put	Deutsche Bank AG	04/29/20	4.00	—		41,000	(36,388)
Currency Option USD vs TRY	Put	Deutsche Bank AG	06/29/20	5.00	—		40,000	(173,621)
Lebanese Republic, 8.25%, 04/12/21^	Put	Deutsche Bank AG	04/08/19	$66.00	—		4,080	(4,755)

Total OTC Traded (premiums received $66,311,749)								$(67,699,780)

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#		Value
10- Year Interest Rate Swap, 08/07/29	Call	Morgan Stanley	08/05/19	0.41%	6 Month JPY LIBOR(S)	0.41%(S)	JPY	1,000,000	$(72,120)
10- Year Interest Rate Swap, 11/19/37	Put	Morgan Stanley	11/17/27	1.25%	1.25%(S)	6 Month JPY LIBOR(S)	JPY	545,000	(140,950)
15- Year Interest Rate Swap, 08/27/34	Put	Morgan Stanley	08/22/19	0.60%	0.60%(S)	6 Month JPY LIBOR(S)	JPY	1,000,000	(107,796)

See Notes to Financial Statements.

72

Options Written (continued):

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#		Value
CDX.NA.HY.31.V1, 12/20/23	Put	Deutsche Bank AG	03/20/19	$98.00	5.00%(Q)	CDX.NA.HY. 31.V1(Q)		14,250	$(85,770)
CDX.NA.HY.31.V1, 12/20/23	Put	Bank of America	03/20/19	$98.00	5.00%(Q)	CDX.NA.HY. 31.V1(Q)		12,250	(73,732)
iTraxx.XO.29.V1, 06/20/23	Put	BNP Paribas	12/19/18	400.00	5.00%(Q)	iTraxx.XO. 29.V1(Q)	EUR	22,400	(22,109)

Total OTC Swaptions (premiums received $565,800)									$(502,477)

Total Options Written (premiums received $66,877,549)									$(68,202,257)

Futures contracts outstanding at October 31, 2018:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
323	90 Day Euro Dollar	Dec. 2020	$78,161,963	$(202,742)
6,261	5 Year U.S. Treasury Notes	Dec. 2018	703,628,789	(5,401,368)
4,033	10 Year U.S. Treasury Notes	Dec. 2018	477,658,437	(3,210,102)
877	10 Year U.S. Ultra Treasury Notes	Dec. 2018	130,864,844	(8,457,957)
143	20 Year U.S. Treasury Bonds	Dec. 2018	19,751,875	(249,305)
				(17,521,474)
Short Positions:
323	90 Day Euro Dollar	Dec. 2021	78,190,225	154,708
2,448	2 Year U.S. Treasury Notes	Dec. 2018	515,686,500	1,060,651
1,632	5 Year Euro-Bobl	Dec. 2018	242,963,540	(77,756)
372	10 Year Euro-Bund	Dec. 2018	67,524,516	76,197
16	10 Year U.K. Gilt	Dec. 2018	2,503,432	7,358
1,114	Euro Schatz. DUA Index	Dec. 2018	141,286,174	(43,872)

				1,177,286

				$(16,344,188)

See Notes to Financial Statements.

PGIM Global Total Return Fund	73

Schedule of Investments (continued)

as of October 31, 2018

Forward foreign currency exchange contracts outstanding at October 31, 2018:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Argentine Peso,
Expiring 11/30/18	BNP Paribas	ARS	30,607	$800,187	$820,567	$20,380	$—
Expiring 11/30/18	BNP Paribas	ARS	30,424	797,479	815,652	18,173	—
Australian Dollar,
Expiring 01/18/19	Citibank NA	AUD	1,366	967,921	968,370	449	—
Expiring 01/18/19	Morgan Stanley	AUD	5,227	3,719,000	3,704,950	—	(14,050)
Expiring 01/18/19	Toronto Dominion	AUD	6,386	4,560,000	4,526,744	—	(33,256)
Expiring 01/18/19	Toronto Dominion	AUD	5,288	3,777,000	3,748,494	—	(28,506)
Expiring 01/18/19	Toronto Dominion	AUD	3,350	2,388,000	2,374,615	—	(13,385)
Expiring 01/18/19	Toronto Dominion	AUD	1,710	1,213,000	1,211,872	—	(1,128)
Expiring 01/31/19	Deutsche Bank AG	AUD	1,091	774,000	773,390	—	(610)
Expiring 01/31/19	JPMorgan Chase	AUD	2,613	1,854,000	1,852,333	—	(1,667)
Expiring 01/31/19	UBS AG	AUD	1,769	1,253,000	1,254,422	1,422	—
Expiring 01/31/19	UBS AG	AUD	887	627,000	629,056	2,056	—
Expiring 06/28/19	Goldman Sachs International	AUD	3,228	2,466,159	2,294,992	—	(171,167)
Expiring 06/28/19	Morgan Stanley	AUD	1,390	1,075,980	988,273	—	(87,707)
Expiring 08/29/19	Morgan Stanley	AUD	6,367	4,520,845	4,533,806	12,961	—
Expiring 01/31/20	Citibank NA	AUD	3,238	2,594,998	2,314,677	—	(280,321)
Expiring 01/31/20	Citibank NA	AUD	2,637	1,966,670	1,885,302	—	(81,368)
Expiring 11/30/20	Morgan Stanley	AUD	2,729	1,959,198	1,964,869	5,671	—
Brazilian Real,
Expiring 12/04/18	Barclays Bank PLC	BRL	5,315	1,440,000	1,423,503	—	(16,497)
Expiring 12/04/18	Hong Kong & Shanghai Bank	BRL	3,841	981,781	1,028,645	46,864	—
Expiring 12/04/18	JPMorgan Chase	BRL	8,327	2,236,000	2,230,147	—	(5,853)
Expiring 12/14/18	Citibank NA	BRL	9,207	2,197,000	2,463,886	266,886	—

See Notes to Financial Statements.

74

Forward foreign currency exchange contracts outstanding at October 31, 2018 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Brazilian Real (cont’d.),
Expiring 01/31/19	UBS AG	BRL	6,582	$1,760,000	$1,754,611	$—	$(5,389)
Expiring 02/25/19	Citibank NA	BRL	19,713	5,835,702	5,244,597	—	(591,105)
Expiring 04/30/19	JPMorgan Chase	BRL	2,358	693,000	624,257	—	(68,743)
Expiring 04/30/19	JPMorgan Chase	BRL	1,888	543,150	499,767	—	(43,383)
Expiring 04/30/19	JPMorgan Chase	BRL	1,050	262,532	277,922	15,390	—
Expiring 09/30/19	Barclays Bank PLC	BRL	3,000	877,706	781,593	—	(96,113)
Expiring 09/30/19	Barclays Bank PLC	BRL	682	198,290	177,723	—	(20,567)
Expiring 09/30/19	JPMorgan Chase	BRL	5,925	1,689,000	1,543,650	—	(145,350)
Expiring 12/24/19	Barclays Bank PLC	BRL	2,271	656,862	585,901	—	(70,961)
Expiring 12/24/19	Barclays Bank PLC	BRL	455	130,617	117,305	—	(13,312)
Expiring 12/24/19	Citibank NA	BRL	3,650	933,553	941,545	7,992	—
Expiring 12/24/19	Deutsche Bank AG	BRL	24,458	6,069,000	6,308,813	239,813	—
Expiring 03/31/20	Deutsche Bank AG	BRL	47,153	11,550,000	12,015,774	465,774	—
Expiring 06/30/20	Deutsche Bank AG	BRL	53,533	12,146,000	13,486,722	1,340,722	—
Expiring 06/30/20	Morgan Stanley	BRL	3,592	881,000	904,893	23,893	—
Expiring 08/31/20	Morgan Stanley	BRL	16,155	3,967,000	4,038,122	71,122	—
British Pound,
Expiring 01/25/19	Citibank NA	GBP	702	900,999	901,848	849	—
Expiring 01/25/19	Toronto Dominion	GBP	2,529	3,254,000	3,247,970	—	(6,030)
Expiring 01/25/19	Toronto Dominion	GBP	2,149	2,759,000	2,760,502	1,502	—
Expiring 01/25/19	Toronto Dominion	GBP	1,025	1,330,000	1,316,555	—	(13,445)
Expiring 11/27/19	Citibank NA	GBP	2,666	3,624,960	3,479,053	—	(145,907)
Canadian Dollar,
Expiring 01/18/19	Citibank NA	CAD	10,290	7,900,700	7,829,683	—	(71,017)

See Notes to Financial Statements.

PGIM Global Total Return Fund	75

Schedule of Investments (continued)

as of October 31, 2018

Forward foreign currency exchange contracts outstanding at October 31, 2018 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Canadian Dollar (cont’d.),
Expiring 01/18/19	Goldman Sachs International	CAD	11,241	$8,593,900	$8,553,369	$—	$(40,531)
Expiring 01/18/19	JPMorgan Chase	CAD	716	544,566	544,479	—	(87)
Expiring 01/18/19	Morgan Stanley	CAD	45,709	35,116,565	34,779,538	—	(337,027)
Expiring 01/18/19	Toronto Dominion	CAD	4,597	3,514,000	3,497,688	—	(16,312)
Expiring 01/18/19	Toronto Dominion	CAD	4,456	3,404,000	3,390,901	—	(13,099)
Expiring 01/18/19	Toronto Dominion	CAD	3,979	3,045,000	3,027,523	—	(17,477)
Expiring 01/18/19	Toronto Dominion	CAD	3,263	2,496,000	2,482,456	—	(13,544)
Expiring 01/18/19	Toronto Dominion	CAD	2,779	2,120,000	2,114,844	—	(5,156)
Expiring 01/31/19	Citibank NA	CAD	4,291	3,334,000	3,265,837	—	(68,163)
Expiring 01/31/19	Toronto Dominion	CAD	878	671,381	668,468	—	(2,913)
Expiring 01/31/19	UBS AG	CAD	425	324,000	323,154	—	(846)
Expiring 07/31/19	JPMorgan Chase	CAD	2,119	1,624,885	1,616,495	—	(8,390)
Chilean Peso,
Expiring 12/19/18	JPMorgan Chase	CLP	3,252,226	4,869,900	4,676,302	—	(193,598)
Expiring 12/19/18	Morgan Stanley	CLP	1,850,035	2,652,000	2,660,123	8,123	—
Expiring 12/19/18	Morgan Stanley	CLP	897,782	1,334,000	1,290,900	—	(43,100)
Expiring 12/19/18	Morgan Stanley	CLP	865,981	1,311,000	1,245,174	—	(65,826)
Expiring 12/19/18	Morgan Stanley	CLP	606,721	910,857	872,391	—	(38,466)
Expiring 12/19/18	UBS AG	CLP	2,464,687	3,585,000	3,543,917	—	(41,083)
Expiring 12/19/18	UBS AG	CLP	1,960,974	2,933,000	2,819,640	—	(113,360)
Chinese Renminbi,
Expiring 11/30/18	BNP Paribas	CNH	662	97,296	94,813	—	(2,483)
Expiring 11/30/18	Citibank NA	CNH	11,274	1,630,057	1,613,655	—	(16,402)
Expiring 11/30/18	JPMorgan Chase	CNH	2,601	375,000	372,225	—	(2,775)

See Notes to Financial Statements.

76

Forward foreign currency exchange contracts outstanding at October 31, 2018 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Chinese Renminbi (cont’d.),
Expiring 11/30/18	Morgan Stanley	CNH	702	$94,000	$100,549	$6,549	$—
Expiring 06/28/19	Citibank NA	CNH	7,979	1,139,014	1,133,625	—	(5,389)
Expiring 02/28/20	Citibank NA	CNH	9,688	1,375,694	1,378,152	2,458	—
Expiring 02/28/20	Morgan Stanley	CNH	52,452	8,077,000	7,461,341	—	(615,659)
Colombian Peso,
Expiring 12/14/18	Citibank NA	COP	13,017,923	4,120,900	4,035,647	—	(85,253)
Expiring 12/14/18	JPMorgan Chase	COP	12,816,894	4,006,068	3,973,327	—	(32,741)
Czech Koruna,
Expiring 01/25/19	JPMorgan Chase	CZK	32,388	1,451,000	1,425,842	—	(25,158)
Expiring 01/25/19	UBS AG	CZK	76,593	3,430,000	3,371,876	—	(58,124)
Danish Krone,
Expiring 01/25/19	Toronto Dominion	DKK	4,224	656,535	646,897	—	(9,638)
Euro,
Expiring 01/31/19	Deutsche Bank AG	EUR	528	603,000	603,084	84	—
Expiring 02/25/19	Citibank NA	EUR	1,150	1,362,290	1,316,933	—	(45,357)
Expiring 04/30/19	Morgan Stanley	EUR	573	678,930	659,808	—	(19,122)
Expiring 01/31/20	Morgan Stanley	EUR	2,685	3,258,785	3,176,270	—	(82,515)
Expiring 02/28/20	Bank of America	EUR	3,265	4,271,599	3,872,907	—	(398,692)
Expiring 02/28/20	BNP Paribas	EUR	5,554	6,285,740	6,588,094	302,354	—
Expiring 02/28/20	Morgan Stanley	EUR	4,574	5,300,808	5,425,628	124,820	—
Expiring 02/28/20	Morgan Stanley	EUR	3,595	4,373,117	4,264,154	—	(108,963)
Indian Rupee,
Expiring 01/11/19	Citibank NA	INR	1,427,337	18,993,175	19,135,572	142,397	—
Expiring 01/11/19	Citibank NA	INR	211,702	2,831,000	2,838,182	7,182	—
Expiring 01/11/19	Goldman Sachs International	INR	475,779	6,351,342	6,378,524	27,182	—
Expiring 01/11/19	Goldman Sachs International	INR	454,843	6,105,686	6,097,846	—	(7,840)

See Notes to Financial Statements.

PGIM Global Total Return Fund	77

Schedule of Investments (continued)

as of October 31, 2018

Forward foreign currency exchange contracts outstanding at October 31, 2018 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Indian Rupee (cont’d.),
Expiring 01/11/19	JPMorgan Chase	INR	1,770,843	$23,772,901	$23,740,784	$—	$(32,117)
Expiring 01/31/19	Hong Kong & Shanghai Bank	INR	49,872	672,000	667,037	—	(4,963)
Expiring 01/31/19	JPMorgan Chase	INR	43,476	582,665	581,487	—	(1,178)
Indonesian Rupiah,
Expiring 12/14/18	Citibank NA	IDR	50,498,210	3,290,000	3,302,078	12,078	—
Expiring 12/19/18	Barclays Bank PLC	IDR	315,950,604	20,724,459	20,644,528	—	(79,931)
Expiring 12/19/18	Barclays Bank PLC	IDR	223,142,527	14,742,503	14,580,356	—	(162,147)
Expiring 12/19/18	Barclays Bank PLC	IDR	61,349,288	4,004,000	4,008,624	4,624	—
Expiring 12/19/18	Barclays Bank PLC	IDR	43,685,421	2,853,000	2,854,449	1,449	—
Expiring 12/19/18	Citibank NA	IDR	32,453,421	2,121,000	2,120,539	—	(461)
Expiring 12/19/18	JPMorgan Chase	IDR	183,840,396	12,107,428	12,012,315	—	(95,113)
Expiring 12/19/18	JPMorgan Chase	IDR	41,987,248	2,752,360	2,743,489	—	(8,871)
Expiring 12/19/18	Morgan Stanley	IDR	56,104,780	3,622,000	3,665,942	43,942	—
Expiring 12/19/18	Morgan Stanley	IDR	23,163,840	1,512,000	1,513,548	1,548	—
Expiring 12/19/18	UBS AG	IDR	30,935,716	2,023,000	2,021,371	—	(1,629)
Israeli Shekel,
Expiring 01/28/19	Barclays Bank PLC	ILS	11,634	3,151,200	3,150,781	—	(419)
Japanese Yen,
Expiring 01/25/19	Toronto Dominion	JPY	665,679	5,962,000	5,946,127	—	(15,873)
Expiring 01/25/19	Toronto Dominion	JPY	232,121	2,074,000	2,073,400	—	(600)
Expiring 01/25/19	UBS AG	JPY	29,370,666	263,045,784	262,351,333	—	(694,451)
Expiring 01/25/19	UBS AG	JPY	200,322	1,788,318	1,789,362	1,044	—
Expiring 01/31/19	Morgan Stanley	JPY	72,668	651,000	649,425	—	(1,575)
Expiring 01/29/21	Citibank NA	JPY	449,088	4,477,000	4,305,538	—	(171,462)
Expiring 01/29/21	Morgan Stanley	JPY	1,488,986	14,485,000	14,275,344	—	(209,656)

See Notes to Financial Statements.

78

Forward foreign currency exchange contracts outstanding at October 31, 2018 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Malaysian Ringgit,
Expiring 12/05/18	Barclays Bank PLC	MYR	14,891	$3,599,031	$3,555,987	$—	$(43,044)
Mexican Peso,
Expiring 12/19/18	Deutsche Bank AG	MXN	27,995	1,458,000	1,366,721	—	(91,279)
Expiring 12/19/18	JPMorgan Chase	MXN	27,515	1,441,000	1,343,310	—	(97,690)
Expiring 12/19/18	UBS AG	MXN	27,466	1,428,000	1,340,886	—	(87,114)
Expiring 01/29/19	UBS AG	MXN	70,345	3,559,000	3,410,976	—	(148,024)
Expiring 01/29/19	UBS AG	MXN	64,104	3,241,000	3,108,324	—	(132,676)
Expiring 01/31/19	Deutsche Bank AG	MXN	5,731	300,000	277,779	—	(22,221)
Expiring 01/31/19	Morgan Stanley	MXN	36,772	1,871,538	1,782,467	—	(89,071)
Expiring 03/29/19	Morgan Stanley	MXN	133,265	6,292,000	6,399,128	107,128	—
Expiring 08/29/19	Morgan Stanley	MXN	28,511	1,405,225	1,335,436	—	(69,789)
Expiring 12/30/19	Goldman Sachs International	MXN	13,330	651,932	612,778	—	(39,154)
Expiring 04/30/20	Citibank NA	MXN	32,853	1,591,718	1,483,911	—	(107,807)
Expiring 04/30/20	JPMorgan Chase	MXN	14,775	725,000	667,382	—	(57,618)
New Taiwanese Dollar,
Expiring 01/11/19	Citibank NA	TWD	156,314	5,090,000	5,082,450	—	(7,550)
Expiring 01/11/19	JPMorgan Chase	TWD	161,069	5,244,000	5,237,074	—	(6,926)
Expiring 01/11/19	JPMorgan Chase	TWD	157,187	5,083,000	5,110,828	27,828	—
Expiring 01/11/19	Morgan Stanley	TWD	194,529	6,294,000	6,324,979	30,979	—
New Zealand Dollar,
Expiring 01/18/19	Toronto Dominion	NZD	5,185	3,407,000	3,386,403	—	(20,597)
Expiring 01/18/19	Toronto Dominion	NZD	3,747	2,473,000	2,447,435	—	(25,565)
Expiring 01/18/19	Toronto Dominion	NZD	3,207	2,117,000	2,094,550	—	(22,450)
Expiring 01/18/19	Toronto Dominion	NZD	2,621	1,724,000	1,711,843	—	(12,157)

See Notes to Financial Statements.

PGIM Global Total Return Fund	79

Schedule of Investments (continued)

as of October 31, 2018

Forward foreign currency exchange contracts outstanding at October 31, 2018 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
New Zealand Dollar (cont’d.),
Expiring 01/18/19	Toronto Dominion	NZD	2,545	$1,658,000	$1,662,335	$4,335	$—
Norwegian Krone,
Expiring 01/25/19	Bank of America	NOK	85,879	10,450,841	10,230,593	—	(220,248)
Peruvian Nuevo Sol,
Expiring 12/19/18	Barclays Bank PLC	PEN	6,182	1,852,000	1,830,052	—	(21,948)
Expiring 12/19/18	BNP Paribas	PEN	68,191	20,617,232	20,186,751	—	(430,481)
Expiring 12/19/18	BNP Paribas	PEN	10,086	3,019,700	2,985,792	—	(33,908)
Expiring 12/19/18	BNP Paribas	PEN	7,514	2,244,000	2,224,382	—	(19,618)
Expiring 12/19/18	Citibank NA	PEN	39,110	11,746,637	11,577,873	—	(168,764)
Expiring 12/19/18	JPMorgan Chase	PEN	20,017	6,030,916	5,925,702	—	(105,214)
Expiring 12/19/18	JPMorgan Chase	PEN	19,943	6,017,379	5,903,673	—	(113,706)
Expiring 12/19/18	JPMorgan Chase	PEN	7,477	2,230,000	2,213,541	—	(16,459)
Philippine Peso,
Expiring 12/14/18	Barclays Bank PLC	PHP	348,910	6,390,000	6,501,559	111,559	—
Expiring 12/14/18	Barclays Bank PLC	PHP	270,737	4,964,000	5,044,882	80,882	—
Expiring 12/14/18	Barclays Bank PLC	PHP	249,241	4,577,000	4,644,327	67,327	—
Expiring 12/14/18	Barclays Bank PLC	PHP	248,166	4,546,000	4,624,307	78,307	—
Expiring 12/14/18	Barclays Bank PLC	PHP	237,888	4,348,000	4,432,781	84,781	—
Expiring 12/14/18	Citibank NA	PHP	201,516	3,718,000	3,755,024	37,024	—
Expiring 12/14/18	Citibank NA	PHP	188,758	3,459,000	3,517,294	58,294	—
Expiring 12/14/18	JPMorgan Chase	PHP	320,106	5,894,000	5,964,830	70,830	—
Expiring 12/14/18	JPMorgan Chase	PHP	260,820	4,830,000	4,860,098	30,098	—
Expiring 12/14/18	JPMorgan Chase	PHP	196,973	3,594,000	3,670,374	76,374	—
Expiring 12/14/18	JPMorgan Chase	PHP	121,585	2,275,900	2,265,612	—	(10,288)

See Notes to Financial Statements.

80

Forward foreign currency exchange contracts outstanding at October 31, 2018 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Philippine Peso (cont’d.),
Expiring 12/14/18	Morgan Stanley	PHP	324,096	$5,912,000	$6,039,174	$127,174	$—
Expiring 12/14/18	Morgan Stanley	PHP	267,921	4,933,000	4,992,419	59,419	—
Expiring 12/14/18	Morgan Stanley	PHP	258,188	4,740,000	4,811,049	71,049	—
Polish Zloty,
Expiring 01/25/19	JPMorgan Chase	PLN	6,059	1,607,000	1,583,195	—	(23,805)
Expiring 01/25/19	Toronto Dominion	PLN	5,060	1,357,000	1,322,015	—	(34,985)
Russian Ruble,
Expiring 12/19/18	Barclays Bank PLC	RUB	223,647	3,331,000	3,374,010	43,010	—
Expiring 12/19/18	Barclays Bank PLC	RUB	140,059	2,137,000	2,112,978	—	(24,022)
Expiring 12/19/18	Barclays Bank PLC	RUB	139,311	2,112,000	2,101,689	—	(10,311)
Expiring 12/19/18	Barclays Bank PLC	RUB	101,864	1,545,000	1,536,762	—	(8,238)
Expiring 12/19/18	Barclays Bank PLC	RUB	97,226	1,469,000	1,466,783	—	(2,217)
Expiring 06/28/19	Bank of America	RUB	28,497	480,188	420,366	—	(59,822)
Expiring 06/28/19	Barclays Bank PLC	RUB	56,095	947,662	827,484	—	(120,178)
Expiring 06/28/19	Barclays Bank PLC	RUB	27,407	437,176	404,294	—	(32,882)
Expiring 06/28/19	Goldman Sachs International	RUB	36,993	614,000	545,704	—	(68,296)
Expiring 12/24/19	Citibank NA	RUB	229,300	3,345,000	3,310,814	—	(34,186)
Expiring 03/31/20	Barclays Bank PLC	RUB	303,830	4,367,879	4,339,167	—	(28,712)
Saudi Arabian Riyal,
Expiring 11/12/19	Goldman Sachs International	SAR	57,150	15,198,256	15,218,171	19,915	—
Singapore Dollar,
Expiring 11/09/18	Bank of America	SGD	3,666	2,694,000	2,647,405	—	(46,595)

See Notes to Financial Statements.

PGIM Global Total Return Fund	81

Schedule of Investments (continued)

as of October 31, 2018

Forward foreign currency exchange contracts outstanding at October 31, 2018 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Singapore Dollar (cont’d.),
Expiring 11/09/18	Bank of America	SGD	2,109	$1,534,000	$1,522,642	$—	$(11,358)
Expiring 11/09/18	Citibank NA	SGD	3,771	2,756,000	2,723,198	—	(32,802)
Expiring 11/09/18	Citibank NA	SGD	2,922	2,134,000	2,109,826	—	(24,174)
Expiring 11/09/18	Citibank NA	SGD	2,425	1,759,000	1,750,912	—	(8,088)
Expiring 11/09/18	Citibank NA	SGD	2,376	1,740,000	1,715,588	—	(24,412)
Expiring 11/09/18	Deutsche Bank AG	SGD	8,673	6,331,000	6,262,533	—	(68,467)
Expiring 11/09/18	Deutsche Bank AG	SGD	4,922	3,606,000	3,554,226	—	(51,774)
Expiring 11/09/18	Deutsche Bank AG	SGD	2,178	1,580,000	1,572,613	—	(7,387)
Expiring 11/09/18	Goldman Sachs International	SGD	2,116	1,539,000	1,527,881	—	(11,119)
Expiring 11/09/18	JPMorgan Chase	SGD	3,612	2,654,000	2,607,817	—	(46,183)
Expiring 11/09/18	JPMorgan Chase	SGD	3,588	2,637,000	2,591,143	—	(45,857)
Expiring 11/09/18	JPMorgan Chase	SGD	2,236	1,634,000	1,614,468	—	(19,532)
Expiring 11/09/18	Morgan Stanley	SGD	2,948	2,154,000	2,129,024	—	(24,976)
Expiring 11/09/18	Morgan Stanley	SGD	2,234	1,639,000	1,613,310	—	(25,690)
Expiring 11/09/18	UBS AG	SGD	3,821	2,801,000	2,758,731	—	(42,269)
Expiring 11/09/18	UBS AG	SGD	3,272	2,397,000	2,362,905	—	(34,095)
Expiring 11/09/18	UBS AG	SGD	2,299	1,687,000	1,660,145	—	(26,855)
South African Rand,
Expiring 11/30/18	Hong Kong & Shanghai Bank	ZAR	4,425	316,000	298,792	—	(17,208)
Expiring 11/30/18	JPMorgan Chase	ZAR	7,806	630,127	527,122	—	(103,005)
Expiring 12/07/18	Deutsche Bank AG	ZAR	20,347	1,385,000	1,372,801	—	(12,199)
Expiring 12/07/18	JPMorgan Chase	ZAR	26,601	1,826,000	1,794,774	—	(31,226)
Expiring 12/07/18	JPMorgan Chase	ZAR	21,693	1,490,000	1,463,626	—	(26,374)
Expiring 12/07/18	Morgan Stanley	ZAR	24,500	1,635,000	1,652,993	17,993	—

See Notes to Financial Statements.

82

Forward foreign currency exchange contracts outstanding at October 31, 2018 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
South African Rand (cont’d.),
Expiring 12/07/18	Toronto Dominion	ZAR	23,805	$1,583,000	$1,606,118	$23,118	$—
Expiring 12/07/18	UBS AG	ZAR	51,070	3,577,000	3,445,630	—	(131,370)
Expiring 12/07/18	UBS AG	ZAR	37,579	2,617,000	2,535,434	—	(81,566)
Expiring 12/07/18	UBS AG	ZAR	27,982	1,947,000	1,887,941	—	(59,059)
Expiring 12/07/18	UBS AG	ZAR	22,007	1,527,000	1,484,802	—	(42,198)
Expiring 01/31/19	Morgan Stanley	ZAR	24,107	1,658,372	1,614,442	—	(43,930)
Expiring 06/28/19	JPMorgan Chase	ZAR	21,053	1,655,217	1,384,085	—	(271,132)
Expiring 06/28/19	Morgan Stanley	ZAR	13,104	974,000	861,520	—	(112,480)
Expiring 11/27/19	JPMorgan Chase	ZAR	24,229	1,867,700	1,561,207	—	(306,493)
Expiring 12/30/19	Barclays Bank PLC	ZAR	19,528	1,517,561	1,252,593	—	(264,968)
Expiring 12/30/19	BNP Paribas	ZAR	41,262	2,607,000	2,646,658	39,658	—
Expiring 03/31/20	UBS AG	ZAR	28,239	1,831,000	1,788,340	—	(42,660)
Expiring 03/31/20	UBS AG	ZAR	21,550	1,510,704	1,364,725	—	(145,979)
South Korean Won,
Expiring 01/16/19	Barclays Bank PLC	KRW	14,859,556	13,080,480	13,076,157	—	(4,323)
Expiring 01/16/19	JPMorgan Chase	KRW	7,167,511	6,352,487	6,307,288	—	(45,199)
Expiring 04/30/19	BNP Paribas	KRW	650,928	611,792	575,587	—	(36,205)
Expiring 04/30/19	Deutsche Bank AG	KRW	362,239	333,630	320,312	—	(13,318)
Expiring 05/31/19	Goldman Sachs International	KRW	330,408	312,000	292,619	—	(19,381)
Expiring 05/31/19	Morgan Stanley	KRW	642,595	609,234	569,101	—	(40,133)
Expiring 07/31/19	BNP Paribas	KRW	771,696	689,199	685,520	—	(3,679)
Expiring 07/31/19	Morgan Stanley	KRW	7,414,697	6,612,000	6,586,690	—	(25,310)
Swiss Franc,
Expiring 01/25/19	Goldman Sachs International	CHF	2,777	2,812,000	2,782,991	—	(29,009)

See Notes to Financial Statements.

PGIM Global Total Return Fund	83

Schedule of Investments (continued)

as of October 31, 2018

Forward foreign currency exchange contracts outstanding at October 31, 2018 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Swiss Franc (cont’d.),
Expiring 01/25/19	Toronto Dominion	CHF	1,955	$1,983,000	$1,959,236	$—	$(23,764)
Thai Baht,
Expiring 11/09/18	Citibank NA	THB	260,807	8,078,912	7,869,170	—	(209,742)
Expiring 11/09/18	Citibank NA	THB	142,093	4,358,000	4,287,265	—	(70,735)
Expiring 11/09/18	Citibank NA	THB	135,663	4,199,000	4,093,281	—	(105,719)
Expiring 11/09/18	Citibank NA	THB	123,993	3,789,000	3,741,162	—	(47,838)
Expiring 11/09/18	Citibank NA	THB	114,601	3,461,000	3,457,789	—	(3,211)
Expiring 11/09/18	Citibank NA	THB	110,640	3,411,000	3,338,253	—	(72,747)
Expiring 11/09/18	Citibank NA	THB	109,506	3,348,000	3,304,063	—	(43,937)
Expiring 11/09/18	Citibank NA	THB	96,147	2,973,000	2,900,974	—	(72,026)
Expiring 11/09/18	Citibank NA	THB	89,032	2,736,000	2,686,308	—	(49,692)
Expiring 11/09/18	Citibank NA	THB	87,399	2,673,000	2,637,034	—	(35,966)
Expiring 11/09/18	Citibank NA	THB	79,076	2,416,000	2,385,898	—	(30,102)
Expiring 11/09/18	Citibank NA	THB	71,762	2,170,000	2,165,224	—	(4,776)
Expiring 11/09/18	Citibank NA	THB	69,494	2,155,000	2,096,809	—	(58,191)
Expiring 11/09/18	Citibank NA	THB	66,785	2,074,000	2,015,055	—	(58,945)
Expiring 11/09/18	Citibank NA	THB	66,734	2,027,000	2,013,518	—	(13,482)
Expiring 11/09/18	Citibank NA	THB	62,349	1,907,000	1,881,226	—	(25,774)
Expiring 11/09/18	Citibank NA	THB	60,781	1,841,000	1,833,893	—	(7,107)
Expiring 11/09/18	Deutsche Bank AG	THB	135,551	4,174,000	4,089,879	—	(84,121)
Turkish Lira,
Expiring 11/30/18	BNP Paribas	TRY	982	254,000	172,320	—	(81,680)
Expiring 11/30/18	Citibank NA	TRY	3,526	878,161	618,777	—	(259,384)
Expiring 11/30/18	Credit Suisse International	TRY	4,298	1,000,000	754,333	—	(245,667)
Expiring 11/30/18	Morgan Stanley	TRY	3,969	885,316	696,587	—	(188,729)
Expiring 12/07/18	Barclays Bank PLC	TRY	14,412	2,204,000	2,518,932	314,932	—
Expiring 12/07/18	Barclays Bank PLC	TRY	11,806	2,045,000	2,063,424	18,424	—
Expiring 12/07/18	Barclays Bank PLC	TRY	9,801	1,534,999	1,713,021	178,022	—
Expiring 12/07/18	BNP Paribas	TRY	7,704	1,326,000	1,346,548	20,548	—
Expiring 12/07/18	Deutsche Bank AG	TRY	9,570	1,544,000	1,672,590	128,590	—

See Notes to Financial Statements.

84

Forward foreign currency exchange contracts outstanding at October 31, 2018 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Turkish Lira (cont’d.),
Expiring 12/07/18	JPMorgan Chase	TRY	25,052	$4,007,194	$4,378,672	$371,478	$—
Expiring 12/07/18	JPMorgan Chase	TRY	9,748	1,644,000	1,703,754	59,754	—
Expiring 12/07/18	Morgan Stanley	TRY	15,658	2,426,000	2,736,673	310,673	—
Expiring 12/07/18	Morgan Stanley	TRY	10,883	1,777,000	1,902,166	125,166	—
Expiring 12/07/18	Toronto Dominion	TRY	11,692	1,837,000	2,043,589	206,589	—
Expiring 12/07/18	UBS AG	TRY	12,714	2,183,000	2,222,126	39,126	—
Expiring 02/28/19	Barclays Bank PLC	TRY	2,565	569,627	427,024	—	(142,603)
Expiring 02/28/19	JPMorgan Chase	TRY	5,650	1,115,457	940,509	—	(174,948)
Expiring 04/30/19	Morgan Stanley	TRY	123	26,146	19,726	—	(6,420)
Expiring 08/29/19	Citibank NA	TRY	19,588	4,030,447	2,951,127	—	(1,079,320)
Expiring 12/24/19	Goldman Sachs International	TRY	33,041	5,976,000	4,696,253	—	(1,279,747)
Expiring 04/30/20	Citibank NA	TRY	5,178	881,000	693,822	—	(187,178)
Expiring 04/30/20	Deutsche Bank AG	TRY	3,736	373,000	500,522	127,522	—
Expiring 04/30/20	Morgan Stanley	TRY	90,834	14,164,000	12,170,552	—	(1,993,448)
Expiring 06/30/20	Bank of America	TRY	7,742	1,162,000	1,007,238	—	(154,762)
Expiring 06/30/20	Deutsche Bank AG	TRY	175,018	16,910,000	22,770,822	5,860,822	—

				$1,137,159,969	$1,131,433,260	12,256,481	(17,983,190)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/18/19	Bank of America	AUD	5,634	$3,990,255	$3,993,869	$—	$(3,614)

See Notes to Financial Statements.

PGIM Global Total Return Fund	85

Schedule of Investments (continued)

as of October 31, 2018

Forward foreign currency exchange contracts outstanding at October 31, 2018 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Australian Dollar (cont’d.),
Expiring 01/18/19	Morgan Stanley	AUD	3,515	$2,490,000	$2,491,452	$—	$(1,452)
Expiring 01/18/19	Toronto Dominion	AUD	13,168	9,371,795	9,334,389	37,406	—
Expiring 01/18/19	Toronto Dominion	AUD	4,092	2,891,000	2,900,946	—	(9,946)
Expiring 01/18/19	Toronto Dominion	AUD	2,308	1,634,000	1,636,027	—	(2,027)
Expiring 01/31/19	Morgan Stanley	AUD	1,355	960,000	960,502	—	(502)
Expiring 01/31/19	UBS AG	AUD	1,573	1,114,000	1,115,427	—	(1,427)
Expiring 01/31/19	UBS AG	AUD	1,395	993,000	988,964	4,036	—
Expiring 08/29/19	Morgan Stanley	AUD	16,238	11,701,915	11,563,010	138,905	—
Expiring 01/31/20	Morgan Stanley	AUD	7,980	5,765,949	5,704,485	61,464	—
Brazilian Real,
Expiring 12/04/18	Barclays Bank PLC	BRL	6,984	1,878,000	1,870,418	7,582	—
Expiring 12/04/18	Citibank NA	BRL	7,838	2,079,000	2,099,137	—	(20,137)
Expiring 12/04/18	Goldman Sachs International	BRL	10,230	2,749,931	2,739,786	10,145	—
Expiring 12/04/18	Goldman Sachs International	BRL	7,031	1,731,103	1,883,140	—	(152,037)
Expiring 12/04/18	JPMorgan Chase	BRL	17,278	4,625,952	4,627,470	—	(1,518)
Expiring 12/04/18	JPMorgan Chase	BRL	9,153	2,445,700	2,451,448	—	(5,748)
Expiring 12/04/18	UBS AG	BRL	5,621	1,495,000	1,505,421	—	(10,421)
Expiring 01/31/19	Bank of America	BRL	5,540	1,495,000	1,476,913	18,087	—
Expiring 01/31/19	Barclays Bank PLC	BRL	2,961	795,246	789,292	5,954	—
Expiring 02/25/19	Citibank NA	BRL	5,353	1,362,226	1,424,153	—	(61,927)
Expiring 04/30/19	Hong Kong & Shanghai Bank	BRL	5,296	1,458,000	1,401,945	56,055	—
Expiring 09/30/19	JPMorgan Chase	BRL	8,232	2,357,000	2,144,646	212,354	—

See Notes to Financial Statements.

86

Forward foreign currency exchange contracts outstanding at October 31, 2018 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Brazilian Real (cont’d.),
Expiring 09/30/19	JPMorgan Chase	BRL	1,375	$338,130	$358,320	$—	$(20,190)
Expiring 12/24/19	BNP Paribas	BRL	3,945	975,000	1,017,475	—	(42,475)
Expiring 12/24/19	Citibank NA	BRL	7,535	1,817,000	1,943,634	—	(126,634)
Expiring 12/24/19	JPMorgan Chase	BRL	7,093	1,998,000	1,829,571	168,429	—
Expiring 12/24/19	JPMorgan Chase	BRL	5,126	1,450,000	1,322,157	127,843	—
Expiring 12/24/19	UBS AG	BRL	3,166	790,000	816,733	—	(26,733)
Expiring 03/31/20	JPMorgan Chase	BRL	42,174	11,787,000	10,746,999	1,040,001	—
Expiring 03/31/20	JPMorgan Chase	BRL	9,484	2,282,267	2,416,759	—	(134,492)
Expiring 06/30/20	Deutsche Bank AG	BRL	88,992	21,600,000	22,419,802	—	(819,802)
Expiring 07/29/20	Deutsche Bank AG	BRL	29,229	6,610,000	7,336,813	—	(726,813)
Expiring 08/31/20	Deutsche Bank AG	BRL	28,784	6,280,000	7,194,882	—	(914,882)
British Pound,
Expiring 12/19/18	Bank of America	GBP	38,871	50,390,492	49,814,918	575,574	—
Expiring 11/27/19	Hong Kong & Shanghai Bank	GBP	1,436	2,110,202	1,873,939	236,263	—
Expiring 11/27/19	JPMorgan Chase	GBP	911	1,333,917	1,189,392	144,525	—
Expiring 11/27/19	UBS AG	GBP	292	419,347	381,322	38,025	—
Canadian Dollar,
Expiring 01/18/19	Goldman Sachs International	CAD	10,353	7,975,728	7,877,425	98,303	—
Expiring 01/18/19	Hong Kong & Shanghai Bank	CAD	2,876	2,222,992	2,188,229	34,763	—
Expiring 01/18/19	Toronto Dominion	CAD	3,310	2,555,000	2,518,629	36,371	—
Expiring 01/18/19	Toronto Dominion	CAD	1,644	1,267,000	1,251,116	15,884	—
Expiring 01/31/19	Morgan Stanley	CAD	2,621	2,106,173	1,994,485	111,688	—

See Notes to Financial Statements.

PGIM Global Total Return Fund	87

Schedule of Investments (continued)

as of October 31, 2018

Forward foreign currency exchange contracts outstanding at October 31, 2018 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Canadian Dollar (cont’d.),
Expiring 07/31/19	Hong Kong & Shanghai Bank	CAD	541	$434,000	$412,657	$21,343	$—
Chilean Peso,
Expiring 12/19/18	Barclays Bank PLC	CLP	1,270,072	1,877,000	1,826,207	50,793	—
Expiring 12/19/18	Barclays Bank PLC	CLP	1,265,914	1,853,000	1,820,229	32,771	—
Expiring 12/19/18	Barclays Bank PLC	CLP	1,065,700	1,563,000	1,532,346	30,654	—
Expiring 12/19/18	BNP Paribas	CLP	21,990,252	32,683,708	31,619,278	1,064,430	—
Chinese Renminbi,
Expiring 11/30/18	Hong Kong & Shanghai Bank	CNH	15,240	2,156,000	2,181,242	—	(25,242)
Expiring 01/28/19	Deutsche Bank AG	CNH	55,789	7,995,000	7,961,107	33,893	—
Expiring 01/28/19	Deutsche Bank AG	CNH	24,748	3,549,000	3,531,483	17,517	—
Expiring 01/28/19	Morgan Stanley	CNH	365,540	52,408,723	52,162,293	246,430	—
Expiring 06/28/19	Morgan Stanley	CNH	7,979	1,192,000	1,133,625	58,375	—
Expiring 02/28/20	Morgan Stanley	CNH	71,818	10,657,000	10,216,095	440,905	—
Colombian Peso,
Expiring 12/14/18	Barclays Bank PLC	COP	4,656,254	1,542,000	1,443,471	98,529	—
Expiring 12/14/18	Barclays Bank PLC	COP	4,211,578	1,400,000	1,305,619	94,381	—
Expiring 12/14/18	Citibank NA	COP	41,501,226	13,296,348	12,865,671	430,677	—
Expiring 12/14/18	Citibank NA	COP	3,706,671	1,220,000	1,149,094	70,906	—
Expiring 12/14/18	Morgan Stanley	COP	8,035,959	2,614,000	2,491,203	122,797	—
Expiring 12/14/18	Morgan Stanley	COP	6,508,572	2,172,000	2,017,703	154,297	—
Expiring 12/14/18	Morgan Stanley	COP	4,252,160	1,408,000	1,318,199	89,801	—
Czech Koruna,
Expiring 01/25/19	Citibank NA	CZK	382,715	17,010,295	16,848,412	161,883	—

See Notes to Financial Statements.

88

Forward foreign currency exchange contracts outstanding at October 31, 2018 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Czech Koruna (cont’d.),
Expiring 01/25/19	Deutsche Bank AG	CZK	382,715	$17,112,213	$16,848,412	$263,801	$—
Expiring 01/25/19	Goldman Sachs International	CZK	31,246	1,375,000	1,375,564	—	(564)
Euro,
Expiring 12/19/18	UBS AG	EUR	126,835	145,058,925	144,316,310	742,615	—
Expiring 01/25/19	Toronto Dominion	EUR	2,335	2,674,000	2,666,327	7,673	—
Expiring 01/25/19	Toronto Dominion	EUR	1,635	1,867,000	1,867,465	—	(465)
Expiring 01/25/19	Toronto Dominion	EUR	1,530	1,768,000	1,747,805	20,195	—
Expiring 01/25/19	Toronto Dominion	EUR	1,527	1,753,000	1,743,868	9,132	—
Expiring 01/25/19	Toronto Dominion	EUR	1,455	1,668,000	1,662,109	5,891	—
Expiring 01/25/19	UBS AG	EUR	3,561	4,065,777	4,066,427	—	(650)
Expiring 01/25/19	UBS AG	EUR	1,916	2,193,050	2,188,433	4,617	—
Expiring 01/31/19	JPMorgan Chase	EUR	575	665,000	656,691	8,309	—
Expiring 02/25/19	Citibank NA	EUR	4,600	5,835,781	5,267,733	568,048	—
Expiring 02/28/19	Deutsche Bank AG	EUR	1,536	1,927,419	1,759,420	167,999	—
Expiring 11/27/19	Citibank NA	EUR	494	646,795	581,226	65,569	—
Expiring 11/27/19	Morgan Stanley	EUR	654	788,438	768,238	20,200	—
Expiring 12/30/19	Deutsche Bank AG	EUR	727	937,525	857,342	80,183	—
Expiring 02/28/20	Bank of America	EUR	6,895	8,400,868	8,178,773	222,095	—
Expiring 02/28/20	BNP Paribas	EUR	9,958	12,566,000	11,812,070	753,930	—
Expiring 07/29/20	UBS AG	EUR	3,951	4,814,659	4,756,072	58,587	—
Hong Kong Dollar,
Expiring 01/22/19	Bank of America	HKD	6,565	838,890	838,937	—	(47)
Hungarian Forint,
Expiring 01/25/19	JPMorgan Chase	HUF	3,938,241	14,199,534	13,843,802	355,732	—
Expiring 01/25/19	Toronto Dominion	HUF	5,357,201	19,209,078	18,831,765	377,313	—

See Notes to Financial Statements.

PGIM Global Total Return Fund	89

Schedule of Investments (continued)

as of October 31, 2018

Forward foreign currency exchange contracts outstanding at October 31, 2018 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Hungarian Forint (cont’d.),
Expiring 01/25/19	Toronto Dominion	HUF	2,638,621	$9,477,139	$9,275,347	$201,792	$—
Expiring 01/25/19	UBS AG	HUF	505,744	1,787,000	1,777,802	9,198	—
Indian Rupee,
Expiring 01/11/19	Barclays Bank PLC	INR	160,834	2,160,000	2,156,213	3,787	—
Expiring 01/11/19	JPMorgan Chase	INR	362,670	4,888,000	4,862,130	25,870	—
Expiring 01/11/19	JPMorgan Chase	INR	285,053	3,815,000	3,821,558	—	(6,558)
Expiring 01/11/19	JPMorgan Chase	INR	193,671	2,614,000	2,596,451	17,549	—
Expiring 01/11/19	JPMorgan Chase	INR	170,053	2,275,900	2,279,812	—	(3,912)
Expiring 01/11/19	JPMorgan Chase	INR	97,614	1,319,000	1,308,656	10,344	—
Expiring 01/11/19	Morgan Stanley	INR	188,128	2,541,000	2,522,135	18,865	—
Expiring 08/29/19	BNP Paribas	INR	931,874	12,562,000	12,170,312	391,688	—
Indonesian Rupiah,
Expiring 12/19/18	Barclays Bank PLC	IDR	100,166,605	6,527,000	6,544,986	—	(17,986)
Expiring 12/19/18	Barclays Bank PLC	IDR	98,088,623	6,494,000	6,409,209	84,791	—
Expiring 12/19/18	Barclays Bank PLC	IDR	93,779,337	6,180,000	6,127,636	52,364	—
Expiring 12/19/18	Barclays Bank PLC	IDR	61,929,232	4,012,000	4,046,518	—	(34,518)
Expiring 12/19/18	Barclays Bank PLC	IDR	52,393,987	3,413,000	3,423,475	—	(10,475)
Expiring 12/19/18	Barclays Bank PLC	IDR	28,313,948	1,846,000	1,850,062	—	(4,062)
Expiring 12/19/18	Citibank NA	IDR	25,456,100	1,660,000	1,663,327	—	(3,327)
Expiring 12/19/18	JPMorgan Chase	IDR	118,764,588	7,843,000	7,760,197	82,803	—
Expiring 12/19/18	JPMorgan Chase	IDR	112,710,195	7,482,000	7,364,597	117,403	—
Expiring 12/19/18	JPMorgan Chase	IDR	107,234,340	7,060,000	7,006,799	53,201	—
Expiring 12/19/18	JPMorgan Chase	IDR	105,832,327	7,007,000	6,915,190	91,810	—

See Notes to Financial Statements.

90

Forward foreign currency exchange contracts outstanding at October 31, 2018 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Indonesian Rupiah (cont’d.),
Expiring 12/19/18	JPMorgan Chase	IDR	74,608,320	$4,960,000	$4,874,982	$85,018	$—
Expiring 12/19/18	JPMorgan Chase	IDR	55,719,333	3,679,058	3,640,757	38,301	—
Expiring 12/19/18	JPMorgan Chase	IDR	45,541,860	2,964,000	2,975,751	—	(11,751)
Expiring 12/19/18	JPMorgan Chase	IDR	43,436,256	2,827,942	2,838,168	—	(10,226)
Expiring 12/19/18	JPMorgan Chase	IDR	38,528,083	2,499,000	2,517,463	—	(18,463)
Expiring 12/19/18	JPMorgan Chase	IDR	27,620,318	1,828,555	1,804,740	23,815	—
Expiring 12/19/18	Morgan Stanley	IDR	61,345,428	4,045,198	4,008,372	36,826	—
Israeli Shekel,
Expiring 01/28/19	Citibank NA	ILS	52,700	14,389,125	14,272,255	116,870	—
Japanese Yen,
Expiring 01/31/19	JPMorgan Chase	JPY	66,133	591,000	591,024	—	(24)
Expiring 06/28/19	Bank of America	JPY	117,369	1,070,710	1,062,598	8,112	—
Expiring 06/28/19	JPMorgan Chase	JPY	56,489	514,123	511,419	2,704	—
Expiring 06/28/19	Morgan Stanley	JPY	224,761	2,132,745	2,034,864	97,881	—
Expiring 11/30/20	JPMorgan Chase	JPY	358,416	3,431,792	3,415,414	16,378	—
Mexican Peso,
Expiring 12/19/18	Citibank NA	MXN	28,252	1,437,000	1,379,258	57,742	—
Expiring 12/19/18	JPMorgan Chase	MXN	35,703	1,859,458	1,743,063	116,395	—
Expiring 12/19/18	JPMorgan Chase	MXN	31,899	1,668,000	1,557,330	110,670	—
Expiring 12/19/18	UBS AG	MXN	274,752	14,504,525	13,413,545	1,090,980	—
Expiring 01/29/19	UBS AG	MXN	63,242	3,232,000	3,066,547	165,453	—
Expiring 01/31/19	Deutsche Bank AG	MXN	27,037	1,316,000	1,310,584	5,416	—
Expiring 01/31/19	Morgan Stanley	MXN	42,503	1,834,000	2,060,246	—	(226,246)
Expiring 01/31/19	UBS AG	MXN	35,909	1,771,000	1,740,620	30,380	—
Expiring 01/31/19	UBS AG	MXN	16,939	856,000	821,075	34,925	—

See Notes to Financial Statements.

PGIM Global Total Return Fund	91

Schedule of Investments (continued)

as of October 31, 2018

Forward foreign currency exchange contracts outstanding at October 31, 2018 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Mexican Peso (cont’d.),
Expiring 03/29/19	Barclays Bank PLC	MXN	4,369	$210,240	$209,794	$446	$—
Expiring 03/29/19	JPMorgan Chase	MXN	40,651	1,959,387	1,951,971	7,416	—
Expiring 03/29/19	JPMorgan Chase	MXN	26,510	1,262,000	1,272,961	—	(10,961)
Expiring 03/29/19	JPMorgan Chase	MXN	4,765	239,779	228,811	10,968	—
Expiring 08/29/19	BNP Paribas	MXN	106,687	5,377,000	4,997,176	379,824	—
Expiring 12/30/19	Citibank NA	MXN	11,746	572,000	539,942	32,058	—
Expiring 12/30/19	Morgan Stanley	MXN	23,784	1,074,000	1,093,330	—	(19,330)
Expiring 04/30/20	Citibank NA	MXN	325,325	15,608,000	14,694,338	913,662	—
Expiring 04/30/20	UBS AG	MXN	30,055	1,325,000	1,357,536	—	(32,536)
New Taiwanese Dollar,
Expiring 01/11/19	JPMorgan Chase	TWD	104,867	3,405,000	3,409,692	—	(4,692)
Expiring 01/11/19	JPMorgan Chase	TWD	50,479	1,640,000	1,641,300	—	(1,300)
Expiring 01/11/19	Morgan Stanley	TWD	88,860	2,886,000	2,889,226	—	(3,226)
Expiring 01/11/19	UBS AG	TWD	300,208	9,865,520	9,761,070	104,450	—
New Zealand Dollar,
Expiring 01/18/19	Toronto Dominion	NZD	17,742	11,552,488	11,588,635	—	(36,147)
Expiring 01/18/19	Toronto Dominion	NZD	4,777	3,126,000	3,120,484	5,516	—
Expiring 01/18/19	Toronto Dominion	NZD	3,601	2,348,000	2,351,980	—	(3,980)
Expiring 01/18/19	Toronto Dominion	NZD	2,248	1,469,000	1,468,356	644	—
Norwegian Krone,
Expiring 01/25/19	Toronto Dominion	NOK	14,320	1,733,000	1,705,873	27,127	—
Peruvian Nuevo Sol,
Expiring 12/19/18	Barclays Bank PLC	PEN	5,403	1,601,000	1,599,515	1,485	—
Expiring 12/19/18	JPMorgan Chase	PEN	11,697	3,515,000	3,462,679	52,321	—
Expiring 12/19/18	JPMorgan Chase	PEN	8,669	2,600,000	2,566,417	33,583	—

See Notes to Financial Statements.

92

Forward foreign currency exchange contracts outstanding at October 31, 2018 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Peruvian Nuevo Sol (cont’d.),
Expiring 12/19/18	JPMorgan Chase	PEN	6,157	$1,853,000	$1,822,758	$30,242	$—
Expiring 12/19/18	JPMorgan Chase	PEN	5,545	1,670,000	1,641,409	28,591	—
Expiring 12/19/18	Morgan Stanley	PEN	7,836	2,362,000	2,319,674	42,326	—
Philippine Peso,
Expiring 12/14/18	Barclays Bank PLC	PHP	138,443	2,554,300	2,579,736	—	(25,436)
Expiring 12/14/18	Barclays Bank PLC	PHP	70,119	1,302,000	1,306,595	—	(4,595)
Expiring 12/14/18	Citibank NA	PHP	242,453	4,445,000	4,517,840	—	(72,840)
Expiring 12/14/18	Citibank NA	PHP	132,156	2,441,000	2,462,579	—	(21,579)
Expiring 12/14/18	JPMorgan Chase	PHP	250,999	4,643,000	4,677,089	—	(34,089)
Expiring 12/14/18	JPMorgan Chase	PHP	240,987	4,459,000	4,490,525	—	(31,525)
Expiring 12/14/18	JPMorgan Chase	PHP	236,372	4,321,000	4,404,530	—	(83,530)
Expiring 12/14/18	JPMorgan Chase	PHP	93,441	1,732,000	1,741,179	—	(9,179)
Expiring 12/14/18	JPMorgan Chase	PHP	81,030	1,507,950	1,509,900	—	(1,950)
Expiring 12/14/18	Morgan Stanley	PHP	556,562	10,196,237	10,370,922	—	(174,685)
Polish Zloty,
Expiring 01/25/19	Goldman Sachs International	PLN	128,115	34,324,301	33,475,300	849,001	—
Russian Ruble,
Expiring 12/19/18	JPMorgan Chase	RUB	452,836	6,741,132	6,831,631	—	(90,499)
Expiring 12/19/18	JPMorgan Chase	RUB	147,718	2,188,623	2,228,521	—	(39,898)
Expiring 06/28/19	Morgan Stanley	RUB	145,904	2,166,000	2,152,281	13,719	—
Expiring 12/24/19	Barclays Bank PLC	RUB	48,233	739,309	696,420	42,889	—
Expiring 12/24/19	Goldman Sachs International	RUB	124,622	2,031,000	1,799,395	231,605	—

See Notes to Financial Statements.

PGIM Global Total Return Fund	93

Schedule of Investments (continued)

as of October 31, 2018

Forward foreign currency exchange contracts outstanding at October 31, 2018 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Russian Ruble (cont’d.),
Expiring 12/24/19	JPMorgan Chase	RUB	56,445	$757,906	$814,999	$—	$(57,093)
Expiring 03/31/20	Citibank NA	RUB	305,303	4,444,000	4,360,205	83,795	—
Expiring 03/31/20	JPMorgan Chase	RUB	315,168	4,163,386	4,501,101	—	(337,715)
Saudi Arabian Riyal,
Expiring 11/12/19	Goldman Sachs International	SAR	57,150	15,000,000	15,218,171	—	(218,171)
Singapore Dollar,
Expiring 11/09/18	Citibank NA	SGD	10,348	7,571,877	7,472,019	99,858	—
Expiring 11/09/18	Citibank NA	SGD	6,619	4,849,650	4,779,215	70,435	—
Expiring 11/09/18	Deutsche Bank AG	SGD	5,791	4,204,000	4,181,822	22,178	—
Expiring 11/09/18	Deutsche Bank AG	SGD	4,213	3,041,000	3,042,338	—	(1,338)
Expiring 11/09/18	Deutsche Bank AG	SGD	3,985	2,883,000	2,877,146	5,854	—
Expiring 11/09/18	Deutsche Bank AG	SGD	2,240	1,618,000	1,617,762	238	—
Expiring 11/09/18	Deutsche Bank AG	SGD	1,876	1,355,000	1,354,291	709	—
Expiring 11/09/18	Goldman Sachs International	SGD	2,875	2,092,000	2,075,902	16,098	—
Expiring 11/09/18	Goldman Sachs International	SGD	1,979	1,436,000	1,428,720	7,280	—
Expiring 11/09/18	JPMorgan Chase	SGD	4,574	3,338,000	3,302,752	35,248	—
Expiring 11/09/18	JPMorgan Chase	SGD	4,214	3,062,000	3,042,731	19,269	—
Expiring 11/09/18	JPMorgan Chase	SGD	2,836	2,053,000	2,047,960	5,040	—
Expiring 11/09/18	Morgan Stanley	SGD	1,703	1,250,200	1,230,016	20,184	—
Expiring 11/09/18	Toronto Dominion	SGD	2,072	1,505,000	1,495,829	9,171	—
Expiring 11/09/18	UBS AG	SGD	7,859	5,686,000	5,675,075	10,925	—
South African Rand,
Expiring 11/09/18	Citibank NA	ZAR	71,847	4,994,940	4,864,625	130,315	—

See Notes to Financial Statements.

94

Forward foreign currency exchange contracts outstanding at October 31, 2018 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
South African Rand (cont’d.),
Expiring 11/30/18	Credit Suisse International	ZAR	12,230	$781,000	$825,915	$—	$(44,915)
Expiring 12/07/18	Barclays Bank PLC	ZAR	187,481	12,259,927	12,649,232	—	(389,305)
Expiring 12/07/18	Barclays Bank PLC	ZAR	187,481	12,259,927	12,649,232	—	(389,305)
Expiring 12/07/18	Citibank NA	ZAR	57,595	4,034,814	3,885,892	148,922	—
Expiring 12/07/18	Citibank NA	ZAR	44,404	3,085,110	2,995,886	89,224	—
Expiring 12/07/18	Citibank NA	ZAR	27,894	1,921,757	1,882,009	39,748	—
Expiring 12/07/18	Citibank NA	ZAR	19,011	1,307,244	1,282,676	24,568	—
Expiring 12/07/18	Goldman Sachs International	ZAR	49,975	3,230,241	3,371,783	—	(141,542)
Expiring 12/07/18	JPMorgan Chase	ZAR	53,983	3,467,000	3,642,203	—	(175,203)
Expiring 12/07/18	JPMorgan Chase	ZAR	48,804	3,247,564	3,292,799	—	(45,235)
Expiring 12/07/18	Toronto Dominion	ZAR	22,701	1,480,000	1,531,651	—	(51,651)
Expiring 06/28/19	BNP Paribas	ZAR	5,451	350,000	358,386	—	(8,386)
Expiring 06/28/19	Hong Kong & Shanghai Bank	ZAR	28,706	1,986,000	1,887,219	98,781	—
Expiring 12/30/19	Goldman Sachs International	ZAR	27,540	1,738,000	1,766,506	—	(28,506)
Expiring 12/30/19	JPMorgan Chase	ZAR	5,953	394,516	381,862	12,654	—
Expiring 03/31/20	Barclays Bank PLC	ZAR	18,478	1,229,000	1,170,171	58,829	—
Expiring 03/31/20	Goldman Sachs International	ZAR	18,263	1,154,000	1,156,532	—	(2,532)
Expiring 03/31/20	JPMorgan Chase	ZAR	47,759	3,124,596	3,024,497	100,099	—
Expiring 07/29/20	BNP Paribas	ZAR	145,671	8,926,000	9,070,035	—	(144,035)
Expiring 09/30/20	Goldman Sachs International	ZAR	27,092	1,693,000	1,671,727	21,273	—

See Notes to Financial Statements.

PGIM Global Total Return Fund	95

Schedule of Investments (continued)

as of October 31, 2018

Forward foreign currency exchange contracts outstanding at October 31, 2018 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
South Korean Won,
Expiring 01/16/19	Barclays Bank PLC	KRW	4,497,675	$4,007,194	$3,957,877	$49,317	$—
Expiring 01/16/19	Barclays Bank PLC	KRW	1,748,458	1,539,000	1,538,613	387	—
Expiring 01/16/19	Goldman Sachs International	KRW	4,583,017	4,059,000	4,032,977	26,023	—
Expiring 01/16/19	JPMorgan Chase	KRW	2,474,874	2,176,000	2,177,847	—	(1,847)
Expiring 01/16/19	JPMorgan Chase	KRW	2,362,287	2,072,000	2,078,773	—	(6,773)
Expiring 01/16/19	JPMorgan Chase	KRW	2,034,582	1,814,000	1,790,398	23,602	—
Expiring 01/16/19	JPMorgan Chase	KRW	1,755,985	1,557,000	1,545,237	11,763	—
Expiring 01/16/19	JPMorgan Chase	KRW	1,553,612	1,372,000	1,367,152	4,848	—
Expiring 01/16/19	JPMorgan Chase	KRW	137,335	121,061	120,853	208	—
Expiring 01/16/19	Morgan Stanley	KRW	5,365,239	4,730,000	4,721,319	8,681	—
Expiring 01/16/19	Morgan Stanley	KRW	2,279,545	2,005,000	2,005,961	—	(961)
Expiring 04/30/19	Goldman Sachs International	KRW	375,417	354,000	331,965	22,035	—
Expiring 04/30/19	JPMorgan Chase	KRW	637,750	568,000	563,935	4,065	—
Expiring 05/31/19	Morgan Stanley	KRW	1,326,000	1,200,000	1,174,344	25,656	—
Expiring 07/31/19	Deutsche Bank AG	KRW	5,155,997	4,618,000	4,580,222	37,778	—
Expiring 07/31/19	Goldman Sachs International	KRW	2,606,370	2,460,000	2,315,314	144,686	—
Expiring 12/24/19	Goldman Sachs International	KRW	79,350	75,000	71,016	3,984	—
Swedish Krona,
Expiring 01/25/19	Goldman Sachs International	SEK	109,859	12,321,548	12,109,698	211,850	—

See Notes to Financial Statements.

96

Forward foreign currency exchange contracts outstanding at October 31, 2018 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Swedish Krona (cont’d.),
Expiring 01/25/19	Toronto Dominion	SEK	17,659	$1,948,000	$1,946,530	$1,470	$—
Swiss Franc,
Expiring 01/25/19	BNP Paribas	CHF	30,508	30,867,643	30,574,848	292,795	—
Expiring 01/25/19	Toronto Dominion	CHF	30,508	30,897,342	30,574,849	322,493	—
Expiring 01/25/19	Toronto Dominion	CHF	3,510	3,539,000	3,517,780	21,220	—
Expiring 01/25/19	Toronto Dominion	CHF	2,083	2,089,000	2,087,811	1,189	—
Thai Baht,
Expiring 11/09/18	Citibank NA	THB	110,548	3,400,000	3,335,479	64,521	—
Expiring 11/09/18	Citibank NA	THB	93,796	2,828,000	2,830,052	—	(2,052)
Expiring 11/09/18	Citibank NA	THB	72,897	2,200,000	2,199,473	527	—
Expiring 11/09/18	Citibank NA	THB	56,012	1,684,000	1,689,998	—	(5,998)
Expiring 11/09/18	Citibank NA	THB	49,432	1,523,000	1,491,479	31,521	—
Expiring 11/09/18	Citibank NA	THB	47,805	1,436,000	1,442,393	—	(6,393)
Expiring 11/09/18	Citibank NA	THB	43,297	1,314,000	1,306,386	7,614	—
Turkish Lira,
Expiring 11/30/18	BNP Paribas	TRY	10,110	2,247,366	1,774,385	472,981	—
Expiring 11/30/18	BNP Paribas	TRY	2,664	727,000	467,633	259,367	—
Expiring 12/07/18	JPMorgan Chase	TRY	22,475	3,862,600	3,928,116	—	(65,516)
Expiring 12/07/18	JPMorgan Chase	TRY	5,516	947,520	964,088	—	(16,568)
Expiring 04/30/19	BNP Paribas	TRY	4,751	1,093,706	763,101	330,605	—
Expiring 04/30/19	BNP Paribas	TRY	914	210,240	146,736	63,504	—
Expiring 08/29/19	BNP Paribas	TRY	9,857	2,392,000	1,485,122	906,878	—
Expiring 08/29/19	Morgan Stanley	TRY	9,781	2,006,725	1,473,619	533,106	—
Expiring 12/24/19	BNP Paribas	TRY	13,966	3,000,000	1,985,012	1,014,988	—
Expiring 12/24/19	JPMorgan Chase	TRY	19,075	3,367,238	2,711,240	655,998	—
Expiring 01/31/20	JPMorgan Chase	TRY	28,531	4,984,414	3,986,166	998,248	—

See Notes to Financial Statements.

PGIM Global Total Return Fund	97

Schedule of Investments (continued)

as of October 31, 2018

Forward foreign currency exchange contracts outstanding at October 31, 2018 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Turkish Lira (cont’d.),
Expiring 04/30/20	Citibank NA	TRY	42,024	$5,553,900	$5,630,620	$—	$(76,720)
Expiring 04/30/20	Citibank NA	TRY	17,501	2,708,903	2,344,891	364,012	—
Expiring 04/30/20	Citibank NA	TRY	6,043	841,000	809,629	31,371	—
Expiring 04/30/20	Goldman Sachs International	TRY	62,763	10,884,000	8,409,380	2,474,620	—
Expiring 04/30/20	JPMorgan Chase	TRY	11,919	1,844,000	1,597,006	246,994	—
Expiring 06/30/20	Citibank NA	TRY	19,012	1,978,358	2,473,563	—	(495,205)
Expiring 06/30/20	Citibank NA	TRY	9,131	948,000	1,188,009	—	(240,009)
Expiring 06/30/20	JPMorgan Chase	TRY	17,985	2,452,000	2,340,007	111,993	—
Expiring 06/30/20	Morgan Stanley	TRY	80,729	12,254,000	10,503,311	1,750,689	—

				$1,278,560,295	$1,256,869,125	28,803,414	(7,112,244)

						$41,059,895	$(25,095,434)

Cross currency exchange contracts outstanding at October 31, 2018:

Settlement	Type	Notional Amount (000)		In Exchange For (000)		Unrealized Appreciation	Unrealized Depreciation	Counterparty
OTC Cross Currency Exchange Contracts:
01/25/19	Buy	CHF	5,312	EUR	4,663	$—	$(2,245)	Toronto Dominion
02/28/19	Buy	EUR	1,536	TRY	8,215	391,887	—	JPMorgan Chase
04/30/19	Buy	EUR	2,559	TRY	12,437	949,129	—	BNP Paribas
04/30/19	Buy	TRY	17,481	EUR	3,132	—	(798,701)	Citibank NA
06/28/19	Buy	AUD	1,120	JPY	94,696	—	(60,933)	BNP Paribas
06/28/19	Buy	JPY	493,315	AUD	5,950	235,363	—	Morgan Stanley
11/27/19	Buy	EUR	2,122	ZAR	41,069	—	(151,947)	Citibank NA
11/27/19	Buy	ZAR	16,841	EUR	974	—	(59,795)	Deutsche Bank AG
12/30/19	Buy	EUR	1,930	ZAR	33,514	126,290	—	Deutsche Bank AG
12/30/19	Buy	ZAR	19,940	EUR	1,203	—	(139,679)	Morgan Stanley
01/31/20	Buy	AUD	4,212	JPY	327,609	—	(18,382)	Deutsche Bank AG
01/31/20	Buy	TRY	37,121	EUR	5,105	—	(852,708)	Goldman Sachs International
01/31/20	Buy	EUR	2,420	TRY	14,760	800,655	—	Goldman Sachs International
03/31/20	Buy	ZAR	142,211	EUR	7,654	—	(101,343)	Morgan Stanley
03/31/20	Buy	EUR	7,374	ZAR	124,584	884,495	—	Morgan Stanley
04/30/20	Buy	TRY	121,707	EUR	13,219	532,715	—	BNP Paribas
04/30/20	Buy	EUR	12,312	TRY	92,869	2,248,854	—	Goldman Sachs International

See Notes to Financial Statements.

98

Cross currency exchange contracts outstanding at October 31, 2018 (continued):

Settlement	Type	Notional Amount (000)		In Exchange For (000)		Unrealized Appreciation	Unrealized Depreciation	Counterparty
OTC Cross Currency Exchange Contracts (cont’d.):
07/29/20	Buy	EUR	14,276	TRY	138,149	$—	$(535,303)	BNP Paribas
07/29/20	Buy	TRY	101,116	EUR	8,310	2,966,601	—	Morgan Stanley
08/31/20	Buy	EUR	4,792	ZAR	92,438	57,731	—	Morgan Stanley
11/30/20	Buy	JPY	382,815	AUD	4,906	115,161	—	Deutsche Bank AG

						$9,308,881	$(2,721,036)

Credit default swap agreements outstanding at October 31, 2018:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2018(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on asset-backed securities—Sell Protection(2)^:
Banc of America Commercial Mortgage Trust	11/29/18	1.250%(M)	19	6.794%	$21	$—	$21	Goldman Sachs International
Banc of America Commercial Mortgage Trust	11/29/18	1.250%(M)	11	6.780%	12	—	12	Goldman Sachs International
Bear Stearns Asset-Backed Securities Trust	11/30/18	1.250%(M)	535	*	575	—	575	Goldman Sachs International
Bear Stearns Asset-Backed Securities Trust	11/30/18	1.250%(M)	310	*	333	—	333	Goldman Sachs International
Bear Stearns Asset-Backed Securities Trust	11/30/18	1.250%(M)	168	*	180	—	180	Goldman Sachs International
Chase Mortgage	11/30/18	1.250%(M)	648	*	697	—	697	Goldman Sachs International
Citigroup Commercial Mortgage Trust	11/29/18	1.250%(M)	153	*	170	—	170	Goldman Sachs International
Citigroup Commercial Mortgage Trust	11/29/18	1.250%(M)	58	*	64	—	64	Goldman Sachs International
Citigroup Commercial Mortgage Trust	11/29/18	1.250%(M)	53	*	59	—	59	Goldman Sachs International

See Notes to Financial Statements.

PGIM Global Total Return Fund	99

Schedule of Investments (continued)

as of October 31, 2018

Credit default swap agreements outstanding at October 31, 2018 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2018(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on asset-backed securities—Sell Protection(2)^ (cont’d.):
Citigroup Commercial Mortgage Trust	11/29/18	1.250%(M)	12	*	$13	$—	$13	Goldman Sachs International
Citigroup Mortgage Loan Trust	11/30/18	1.250%(M)	164	*	176	—	176	Goldman Sachs International
COMM Mortgage Trust	11/29/18	1.250%(M)	82	4.550%	91	—	91	Goldman Sachs International
COMM Mortgage Trust	11/29/18	1.250%(M)	77	19.740%	85	—	85	Goldman Sachs International
COMM Mortgage Trust	11/29/18	1.250%(M)	74	*	82	—	82	Goldman Sachs International
COMM Mortgage Trust	11/29/18	1.250%(M)	67	*	74	—	74	Goldman Sachs International
COMM Mortgage Trust	11/29/18	1.250%(M)	61	*	68	—	68	Goldman Sachs International
COMM Mortgage Trust	11/29/18	1.250%(M)	40	*	44	—	44	Goldman Sachs International
COMM Mortgage Trust	11/29/18	1.250%(M)	28	7.460%	31	—	31	Goldman Sachs International
COMM Mortgage Trust	11/29/18	1.250%(M)	28	*	31	—	31	Goldman Sachs International
COMM Mortgage Trust	11/29/18	1.250%(M)	21	*	23	—	23	Goldman Sachs International
Countrywide Alternative Loan Trust	11/30/18	1.250%(M)	372	*	400	—	400	Goldman Sachs International
Countrywide Prime Mortgage	11/30/18	1.250%(M)	135	*	145	—	145	Goldman Sachs International

See Notes to Financial Statements.

100

Credit default swap agreements outstanding at October 31, 2018 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2018(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on asset-backed securities—Sell Protection(2)^ (cont’d.):
Deutsche Bank Alta Mortgages	11/30/18	1.250%(M)	527	*	$566	$—	$566	Goldman Sachs International
Deutsche Bank Alta Mortgages	11/30/18	1.250%(M)	278	*	299	—	299	Goldman Sachs International
Equity One Home Equity	11/30/18	1.250%(M)	443	*	476	—	476	Goldman Sachs International
First Franklin Home Equity	11/30/18	1.250%(M)	181	*	194	—	194	Goldman Sachs International
First Franklin Home Equity	11/30/18	1.250%(M)	65	*	70	—	70	Goldman Sachs International
GMAC Home Equity	11/30/18	1.250%(M)	68	*	73	—	73	Goldman Sachs International
GS Mortgage Securities Trust	11/29/18	1.250%(M)	91	0.620%	101	—	101	Goldman Sachs International
GS Mortgage Securities Trust	11/29/18	1.250%(M)	46	*	51	—	51	Goldman Sachs International
GS Mortgage Securities Trust	11/29/18	1.250%(M)	44	*	49	—	49	Goldman Sachs International
GS Mortgage Securities Trust	11/29/18	1.250%(M)	37	*	41	—	41	Goldman Sachs International
JPMBB Commercial Mortgage Securities Trust	11/29/18	1.250%(M)	109	*	121	—	121	Goldman Sachs International
JPMBB Commercial Mortgage Securities Trust	11/29/18	1.250%(M)	86	*	95	—	95	Goldman Sachs International
JPMBB Commercial Mortgage Securities Trust	11/29/18	1.250%(M)	12	*	13	—	13	Goldman Sachs International

See Notes to Financial Statements.

PGIM Global Total Return Fund	101

Schedule of Investments (continued)

as of October 31, 2018

Credit default swap agreements outstanding at October 31, 2018 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2018(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on asset-backed securities—Sell Protection(2)^ (cont’d.):
Lehman Home Equity	11/30/18	1.250%(M)	484	*	$520	$—	$520	Goldman Sachs International
Lehman Home Equity	11/30/18	1.250%(M)	75	*	81	—	81	Goldman Sachs International
Morgan Stanley BAML Trust	11/29/18	1.250%(M)	72	7.460%	80	—	80	Goldman Sachs International
Morgan Stanley BAML Trust	11/29/18	1.250%(M)	50	10.400%	55	—	55	Goldman Sachs International
Morgan Stanley BAML Trust	11/29/18	1.250%(M)	47	*	52	—	52	Goldman Sachs International
Morgan Stanley BAML Trust	11/29/18	1.250%(M)	37	*	41	—	41	Goldman Sachs International
Morgan Stanley BAML Trust	11/29/18	1.250%(M)	15	2.593%	17	—	17	Goldman Sachs International
Morgan Stanley Home Equity	11/30/18	1.250%(M)	199	*	214	—	214	Goldman Sachs International
New Century Home Equity	11/30/18	1.250%(M)	478	*	513	—	513	Goldman Sachs International
New Century Home Equity	11/30/18	1.250%(M)	218	*	234	—	234	Goldman Sachs International
New Century Home Equity	11/30/18	1.250%(M)	89	*	95	—	95	Goldman Sachs International
RAAC Series	11/30/18	1.250%(M)	51	*	55	—	55	Goldman Sachs International
Residential Asset Securities Corp.	11/30/18	1.250%(M)	62	*	66	—	66	Goldman Sachs International

See Notes to Financial Statements.

102

Credit default swap agreements outstanding at October 31, 2018 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2018(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on asset-backed securities—Sell Protection(2)^ (cont’d.):
Structured Agency Credit Risk	11/30/18	1.250%(M)	204	*	$219	$—	$219	Goldman Sachs International
Wells Fargo Commercial Mortgage Trust	11/29/18	1.250%(M)	169	*	187	—	187	Goldman Sachs International
Wells Fargo Commercial Mortgage Trust	11/29/18	1.250%(M)	22	*	24	—	24	Goldman Sachs International
Wells Fargo Commercial Mortgage Trust	11/29/18	1.250%(M)	21	6.780%	23	—	23	Goldman Sachs International
Wells Fargo Commercial Mortgage Trust	11/29/18	1.250%(M)	18	8.493%	20	—	20	Goldman Sachs International
Wells Fargo Commercial Mortgage Trust	11/29/18	1.250%(M)	12	4.670%	13	—	13	Goldman Sachs International
Wells Fargo Commercial Mortgage Trust	11/29/18	1.250%(M)	10	6.780%	11	—	11	Goldman Sachs International

					$8,043	$—	$8,043

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues—Buy Protection(1):
Assicurazioni Generali SpA	06/20/23	1.000%(Q)	EUR	2,000	$141,401	$132,016	$9,385	Barclays Bank PLC
Assured Guaranty Corp.	09/20/20	5.000%(Q)		300	(27,867)	(16,607)	(11,260)	Credit Suisse International
Bank of China Ltd.	06/20/21	1.000%(Q)		1,900	(30,891)	42,739	(73,630)	Deutsche Bank AG
Central Bank of Tunisia	12/20/22	1.000%(Q)		700	51,193	70,893	(19,700)	Barclays Bank PLC
China Development Bank Corp.	06/20/21	1.000%(Q)		1,900	(28,251)	26,990	(55,241)	Deutsche Bank AG
Hellenic Republic	06/20/23	1.000%(Q)		1,400	130,527	132,290	(1,763)	Bank of America
Kingdom of Spain	06/20/19	1.000%(Q)		700	(4,559)	(2,987)	(1,572)	Deutsche Bank AG

See Notes to Financial Statements.

PGIM Global Total Return Fund	103

Schedule of Investments (continued)

as of October 31, 2018

Credit default swap agreements outstanding at October 31, 2018 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues—Buy Protection(1) (cont’d.):
Kingdom of Spain	06/20/23	1.000%(Q)		3,200	$(68,668)	$(79,184)	$10,516	Bank of America
Republic of Argentina	03/20/19	5.000%(Q)		9,100	(129,771)	(55,976)	(73,795)	Hong Kong & Shanghai Bank
Republic of Ireland	06/20/19	1.000%(Q)		700	(4,765)	(10,231)	5,466	Deutsche Bank AG
Republic of Italy	06/20/19	1.000%(Q)	EUR	8,900	(16,845)	(20,017)	3,172	Barclays Bank PLC
Republic of Italy	06/20/19	1.000%(Q)		900	(3,015)	5,740	(8,755)	Deutsche Bank AG
Republic of Italy	06/20/23	1.000%(Q)		14,270	316,159	203,722	112,437	Citibank NA
Republic of Italy	06/20/23	1.000%(Q)	EUR	12,700	727,613	130,775	596,838	Barclays Bank PLC
Republic of Italy	06/20/23	1.000%(Q)	EUR	10,455	598,991	148,823	450,168	Barclays Bank PLC
Republic of Italy	06/20/23	1.000%(Q)		3,700	81,975	59,329	22,646	Citibank NA
Republic of Italy	06/20/28	1.000%(Q)	EUR	5,145	666,197	318,815	347,382	Barclays Bank PLC
Republic of Portugal	06/20/19	1.000%(Q)		400	(2,481)	12,675	(15,156)	Deutsche Bank AG
Republic of Turkey	06/20/19	1.000%(Q)		5,510	63,822	158,864	(95,042)	BNP Paribas
Republic of Turkey	06/20/19	1.000%(Q)		2,760	31,969	71,206	(39,237)	BNP Paribas
United Mexican States	06/20/23	1.000%(Q)		4,000	50,418	27,838	22,580	Citibank NA

					$2,543,152	$1,357,713	$1,185,439

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2018(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues—Sell Protection(2):
Arab Republic of Egypt	06/20/19	1.000%(Q)	1,300	1.882%	$(5,720)	$(3,738)	$(1,982)	Citibank NA
Arab Republic of Egypt	06/20/20	1.000%(Q)	1,000	2.483%	(22,199)	(24,941)	2,742	Deutsche Bank AG
Federation of Malaysia	12/20/19	1.000%(Q)	2,000	0.241%	19,440	16,516	2,924	Barclays Bank PLC
Federation of Malaysia	12/20/19	1.000%(Q)	2,000	0.241%	19,440	16,034	3,406	Hong Kong & Shanghai Bank
Federation of Russia	12/20/21	1.000%(Q)	3,000	1.114%	(6,640)	(178,672)	172,032	Barclays Bank PLC
Generalitat de Cataluna	12/20/22	1.000%(Q)	2,960	2.520%	(159,737)	(441,383)	281,646	Citibank NA
Hellenic Republic	06/20/22	1.000%(Q)	410	3.398%	(31,391)	(70,771)	39,380	Citibank NA
Hellenic Republic	06/20/22	1.000%(Q)	200	3.398%	(15,313)	(35,500)	20,187	Goldman Sachs International

See Notes to Financial Statements.

104

Credit default swap agreements outstanding at October 31, 2018 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2018(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues—Sell Protection(2) (cont’d.):
Hellenic Republic	12/20/22	1.000%(Q)	500	3.541%	$(45,299)	$(49,577)	$4,278	Citibank NA
Hellenic Republic	06/20/23	1.000%(Q)	1,400	3.710%	(148,712)	(149,624)	912	Bank of America
Hellenic Republic	06/20/23	1.000%(Q)	300	3.710%	(31,867)	(29,345)	(2,522)	Citibank NA
Hellenic Republic	06/20/24	1.000%(Q)	1,000	3.942%	(134,555)	(216,250)	81,695	Barclays Bank PLC
Kingdom of Belgium	03/20/20	1.000%(Q)	3,000	0.075%	41,520	(14,500)	56,020	JPMorgan Chase
Kingdom of Belgium	12/20/24	1.000%(Q)	3,500	0.289%	143,254	20,902	122,352	Hong Kong & Shanghai Bank
Kingdom of Belgium	06/20/26	1.000%(Q)	4,000	0.344%	182,274	102,239	80,035	Barclays Bank PLC
Kingdom of Denmark	06/20/26	0.250%(Q)	1,000	0.195%	4,041	(16,628)	20,669	Goldman Sachs International
Kingdom of Saudi Arabia	12/20/21	1.000%(Q)	1,900	0.608%	24,509	(38,725)	63,234	Barclays Bank PLC
Kingdom of Spain	09/20/20	1.000%(Q)	2,500	0.453%	28,125	916	27,209	Barclays Bank PLC
Kingdom of Spain	06/20/21	1.000%(Q)	700	0.368%	12,075	(7,646)	19,721	Deutsche Bank AG
Kingdom of Spain	09/20/21	1.000%(Q)	1,500	0.387%	27,250	18,280	8,970	Hong Kong & Shanghai Bank
Kingdom of Spain	06/20/23	1.000%(Q)	42,665	0.773%	462,704	453,981	8,723	Bank of America
Kingdom of Spain	06/20/23	1.000%(Q)	3,200	0.773%	34,704	48,475	(13,771)	Bank of America
Kingdom of Spain	06/20/24	1.000%(Q)	700	0.609%	14,820	(25,398)	40,218	Deutsche Bank AG
Kingdom of Sweden	06/20/26	0.250%(Q)	1,000	0.183%	4,866	(15,719)	20,585	Goldman Sachs International
Kingdom of Thailand	12/20/21	1.000%(Q)	2,100	0.244%	50,249	3,012	47,237	Barclays Bank PLC
Oriental Republic of Uruguay	06/20/20	1.000%(Q)	4,250	1.489%	(28,130)	(27,517)	(613)	Citibank NA
People’s Republic of China	06/20/19	1.000%(Q)	650	0.141%	4,306	603	3,703	Hong Kong & Shanghai Bank

See Notes to Financial Statements.

PGIM Global Total Return Fund	105

Schedule of Investments (continued)

as of October 31, 2018

Credit default swap agreements outstanding at October 31, 2018 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2018(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues—Sell Protection(2) (cont’d.):
People’s Republic of China	12/20/19	1.000%(Q)	2,000	0.158%	$21,324	$20,407	$917	Citibank NA
People’s Republic of China	12/20/19	1.000%(Q)	1,000	0.158%	10,662	10,204	458	Hong Kong & Shanghai Bank
People’s Republic of China	06/20/21	1.000%(Q)	4,000	0.360%	69,873	(45,657)	115,530	Deutsche Bank AG
People’s Republic of China	12/20/21	1.000%(Q)	1,500	0.414%	28,123	(4,230)	32,353	Barclays Bank PLC
People’s Republic of China	12/20/21	1.000%(Q)	1,600	0.414%	29,998	(5,233)	35,231	Citibank NA
People’s Republic of China	03/20/22	1.000%(Q)	1,000	0.461%	18,531	(17,211)	35,742	Deutsche Bank AG
People’s Republic of China	03/20/22	1.000%(Q)	2,000	0.461%	37,063	(21,992)	59,055	Goldman Sachs International
Petroleos Mexicanos	09/20/21	1.000%(Q)	2,500	1.771%	(49,483)	(70,059)	20,576	Goldman Sachs International
Republic of Chile	12/20/21	1.000%(Q)	2,500	0.300%	55,567	2,887	52,680	Deutsche Bank AG
Republic of Colombia	12/20/21	1.000%(Q)	2,000	0.809%	13,700	(41,036)	54,736	Hong Kong & Shanghai Bank
Republic of Colombia	06/20/23	1.000%(Q)	5,000	1.174%	(31,178)	3,547	(34,725)	Deutsche Bank AG
Republic of Colombia	12/20/26	1.000%(Q)	1,000	1.802%	(53,172)	(91,189)	38,017	Citibank NA
Republic of France	03/20/19	0.250%(Q)	1,200	0.051%	1,271	(14,962)	16,233	Deutsche Bank AG
Republic of France	12/20/19	0.250%(Q)	2,500	0.096%	5,086	(15,171)	20,257	Goldman Sachs International
Republic of France	12/20/19	0.250%(Q)	7,000	0.096%	14,241	(107,630)	121,871	Hong Kong & Shanghai Bank
Republic of France	03/20/20	0.250%(Q)	3,000	0.079%	7,906	(188,678)	196,584	JPMorgan Chase
Republic of Hungary	06/20/22	1.000%(Q)	3,550	0.580%	55,527	(22,288)	77,815	Citibank NA

See Notes to Financial Statements.

106

Credit default swap agreements outstanding at October 31, 2018 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2018(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues—Sell Protection(2)(cont’d.):
Republic of Indonesia	12/20/18	1.000%(Q)	1,200	0.370%	$2,442	$(70,888)	$73,330	Goldman Sachs International
Republic of Indonesia	06/20/23	1.000%(Q)	13,885	1.440%	(240,146)	(86,238)	(153,908)	Citibank NA
Republic of Ireland	06/20/21	1.000%(Q)	700	0.193%	15,235	3,081	12,154	Deutsche Bank AG
Republic of Ireland	06/20/23	1.000%(Q)	4,080	0.359%	117,831	48,193	69,638	Goldman Sachs International
Republic of Ireland	06/20/24	1.000%(Q)	700	0.323%	25,323	(8,907)	34,230	Deutsche Bank AG
Republic of Ireland	06/20/24	1.000%(Q)	4,000	0.421%	124,042	86,119	37,923	JPMorgan Chase
Republic of Ireland	12/20/26	1.000%(Q)	2,000	0.539%	67,565	5,096	62,469	Goldman Sachs International
Republic of Ireland	12/20/26	1.000%(Q)	3,100	0.539%	104,725	(2,638)	107,363	JPMorgan Chase
Republic of Ireland	06/20/27	1.000%(Q)	2,800	0.559%	94,957	70,830	24,127	Morgan Stanley
Republic of Italy	06/20/20	1.000%(Q)	6,000	1.937%	(81,817)	(14,463)	(67,354)	Hong Kong & Shanghai Bank
Republic of Italy	09/20/20	1.000%(Q)	1,500	2.043%	(26,535)	(13,249)	(13,286)	Barclays Bank PLC
Republic of Italy	03/20/22	1.000%(Q)	3,000	2.399%	(125,236)	(108,518)	(16,718)	Goldman Sachs International
Republic of Italy	03/20/22	1.000%(Q)	3,000	2.399%	(125,236)	(108,435)	(16,801)	JPMorgan Chase
Republic of Italy	06/20/23	1.000%(Q)	18,300	2.605%	(1,155,454)	(1,034,270)	(121,184)	Bank of America
Republic of Italy	06/20/23	1.000%(Q)	15,000	2.605%	(947,094)	(336,767)	(610,327)	Barclays Bank PLC
Republic of Italy	06/20/23	1.000%(Q)	14,270	2.605%	(901,002)	(743,395)	(157,607)	Citibank NA
Republic of Italy	06/20/23	1.000%(Q)	3,700	2.605%	(233,616)	(198,807)	(34,809)	Citibank NA
Republic of Italy	06/20/23	1.000%(Q)	13,405	2.605%	(846,386)	(544,049)	(302,337)	Morgan Stanley
Republic of Italy	06/20/23	1.000%(Q)	4,000	2.605%	(252,558)	—	(252,558)	Morgan Stanley
Republic of Italy	06/20/24	1.000%(Q)	900	1.666%	(28,258)	(50,860)	22,602	Deutsche Bank AG

See Notes to Financial Statements.

PGIM Global Total Return Fund	107

Schedule of Investments (continued)

as of October 31, 2018

Credit default swap agreements outstanding at October 31, 2018 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2018(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues—Sell Protection(2)(cont’d.):
Republic of Italy	06/20/26	1.000%(Q)	5,000	2.834%	$(533,368)	$(371,094)	$(162,274)	BNP Paribas
Republic of Italy	12/20/26	1.000%(Q)	400	2.854%	(45,128)	(36,893)	(8,235)	Hong Kong & Shanghai Bank
Republic of Kazakhstan	06/20/23	1.000%(Q)	7,695	0.688%	112,524	—	112,524	Citibank NA
Republic of Panama	12/20/20	1.000%(Q)	5,500	0.254%	92,037	(206,535)	298,572	JPMorgan Chase
Republic of Panama	06/20/22	1.000%(Q)	5,000	0.443%	101,915	43,319	58,596	Citibank NA
Republic of Peru	03/20/22	1.000%(Q)	3,000	0.513%	50,549	(105,928)	156,477	Barclays Bank PLC
Republic of Philippines	09/20/20	1.000%(Q)	1,700	0.386%	21,263	(8,268)	29,531	JPMorgan Chase
Republic of Philippines	12/20/20	1.000%(Q)	750	0.411%	10,065	(42)	10,107	Deutsche Bank AG
Republic of Philippines	09/20/21	1.000%(Q)	1,000	0.559%	13,379	(15,838)	29,217	Hong Kong & Shanghai Bank
Republic of Philippines	03/20/22	1.000%(Q)	1,000	0.649%	12,427	(17,211)	29,638	Deutsche Bank AG
Republic of Portugal	09/20/20	1.000%(Q)	1,500	0.514%	15,201	(53,625)	68,826	Goldman Sachs International
Republic of Portugal	06/20/21	1.000%(Q)	700	0.456%	10,486	(44,566)	55,052	Deutsche Bank AG
Republic of Portugal	06/20/23	1.000%(Q)	29,930	0.927%	127,327	(109,380)	236,707	Goldman Sachs International
Republic of Portugal	12/20/23	1.000%(Q)	1,000	0.993%	1,483	—	1,483	BNP Paribas
Republic of Portugal	12/20/23	1.000%(Q)	4,130	0.993%	6,123	(1,911)	8,034	Morgan Stanley
Republic of Portugal	06/20/24	1.000%(Q)	400	0.787%	4,792	(39,790)	44,582	Deutsche Bank AG
Republic of Serbia	06/20/21	1.000%(Q)	2,000	0.608%	22,269	29,723	(7,454)	BNP Paribas
Republic of Slovenia	06/20/24	1.000%(Q)	900	0.846%	8,147	(69,737)	77,884	Hong Kong & Shanghai Bank
Republic of South Africa	12/20/18	1.000%(Q)	1,200	1.072%	1,280	(64,857)	66,137	Goldman Sachs International
Republic of South Africa	06/20/23	1.000%(Q)	5,000	2.236%	(249,149)	(123,048)	(126,101)	Deutsche Bank AG

See Notes to Financial Statements.

108

Credit default swap agreements outstanding at October 31, 2018 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2018(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues—Sell Protection(2)(cont’d.):
Republic of Turkey	03/20/20	1.000%(Q)	2,000	3.309%	$(59,181)	$(76,304)	$17,123	JPMorgan Chase
Republic of Turkey	06/20/23	1.000%(Q)	5,510	3.775%	(593,884)	(755,848)	161,964	BNP Paribas
Republic of Turkey	06/20/23	1.000%(Q)	2,760	3.775%	(297,481)	(367,820)	70,339	BNP Paribas
Republic of Uruguay	06/20/21	1.000%(Q)	400	1.717%	(6,683)	(5,623)	(1,060)	Citibank NA
Russian Federation	12/20/21	1.000%(Q)	8,525	1.114%	(18,869)	(491,510)	472,641	Barclays Bank PLC
Russian Federation	12/20/22	1.000%(Q)	7,350	1.272%	(67,636)	(17,625)	(50,011)	Citibank NA
Russian Federation	06/20/23	1.000%(Q)	1,640	1.380%	(24,369)	(32,043)	7,674	BNP Paribas
Russian Federation	06/20/23	1.000%(Q)	7,000	1.380%	(104,013)	(115,750)	11,737	Morgan Stanley
Russian Federation	06/20/23	1.000%(Q)	4,000	1.380%	(59,436)	(79,215)	19,779	Morgan Stanley
Russian Federation	12/20/26	1.000%(Q)	1,200	1.857%	(67,644)	(131,616)	63,972	Barclays Bank PLC
State of Illinois	12/20/22	1.000%(Q)	2,725	1.562%	(53,725)	(110,628)	56,903	Citibank NA
State of Illinois	12/20/24	1.000%(Q)	2,800	2.095%	(151,589)	(195,658)	44,069	Goldman Sachs International
State of Illinois	06/20/28	1.000%(Q)	1,000	2.623%	(107,203)	(115,737)	8,534	Citibank NA
United Mexican States	06/20/23	1.000%(Q)	5,000	1.325%	(63,023)	(7,083)	(55,940)	Deutsche Bank AG

					$(5,623,279)	$(8,079,573)	$2,456,294

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Value at Trade Date	Value at October 31, 2018	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreements on credit indices—Buy Protection(1):
CDX.NA.IG.30.V1	06/20/28	1.000%(Q)		15,768	$46,553	$119,400	$72,847
CDX.NA.IG.31.V1	12/20/23	1.000%(Q)		106,700	(1,961,261)	(1,711,577)	249,684
iTraxx.EUR.28.V1	12/20/27	1.000%(Q)	EUR	13,378	(19,724)	37,917	57,641

					$(1,934,432)	$(1,554,260)	$380,172

See Notes to Financial Statements.

PGIM Global Total Return Fund	109

Schedule of Investments (continued)

as of October 31, 2018

Credit default swap agreements outstanding at October 31, 2018 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2018(4)	Value at Trade Date	Value at October 31, 2018	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreement on credit indices—Sell Protection(2):
CDX.NA.HY.30.V1	06/20/23	5.000%(Q)	4,769	3.457%	$351,521	$314,007	$(37,514)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2018(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on credit indices—Sell Protection(2):
CDX.EM.27.V2	06/20/22	1.000%(Q)	10,670	1.611%	$(205,587)	$(459,877)	$254,290	Citibank NA
CMBX.NA.6.AA	05/11/63	1.500%(M)	5,000	*	42,172	(28,411)	70,583	JPMorgan Securities

					$(163,415)	$(488,288)	$324,873

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Fund is the seller of protection as of the reporting date serve as an indicator of the current status

See Notes to Financial Statements.

110

of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

*

When an implied credit spread is not available, reference the fair value of credit default swap agreements on credit indices and asset-backed securities. Where the Fund is the seller of protection, it serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Forward rate agreements outstanding at October 31, 2018:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Forward Rate Agreements^:
130,100	11/13/18	—(3)	—(3)	$(191,606)	$—	$(191,606)	Citigroup Global Markets
98,900	11/26/18	—(4)	—(4)	5,042	—	5,042	Citigroup Global Markets
17,675	07/16/19	2.180%(T)	CM MUNI 5 Year(1)(T)	248,174	—	248,174	Citibank NA
17,675	07/16/19	3.145%(T)	CM MUNI 30 Year(2)(T)	(333,552)	—	(333,552)	Citibank NA

				$(271,942)	$—	$(271,942)

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.
(3)	The Fund pays or receives payments based on CMM102 minus 7 Year CMT minus 1.193% upon termination.
(4)	The Fund pays or receives payments based on CMM102 minus 7 Year CMT minus 1.360% upon termination.

Inflation swap agreements outstanding at October 31, 2018:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2018	Unrealized Appreciation (Depreciation)
Centrally Cleared Inflation Swap Agreements:
EUR	3,590	08/15/22	1.240%(T)	Eurostat Eurozone HICP ex Tobacco(2)(T)	$—	$(59,432)	$(59,432)
EUR	5,210	09/15/22	1.260%(T)	Eurostat Eurozone HICP ex Tobacco(2)(T)	—	(82,299)	(82,299)
EUR	17,225	03/15/23	1.345%(T)	Eurostat Eurozone HICP ex Tobacco(2)(T)	—	(157,085)	(157,085)

See Notes to Financial Statements.

PGIM Global Total Return Fund	111

Schedule of Investments (continued)

as of October 31, 2018

Inflation swap agreements outstanding at October 31, 2018 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2018	Unrealized Appreciation (Depreciation)
Centrally Cleared Inflation Swap Agreements (cont’d):
EUR	14,000	05/15/23	1.485%(T)	France CPI ex Tobacco Household(1)(T)	$—	$(41,646)	$(41,646)
EUR	14,000	05/15/23	1.510%(T)	Eurostat Eurozone HICP ex Tobacco(2)(T)	—	(11,789)	(11,789)
EUR	1,800	08/15/27	1.415%(T)	Eurostat Eurozone HICP ex Tobacco(1)(T)	—	31,407	31,407
EUR	2,535	09/15/27	1.438%(T)	Eurostat Eurozone HICP ex Tobacco(1)(T)	—	39,149	39,149
EUR	8,525	03/15/28	1.512%(T)	Eurostat Eurozone HICP ex Tobacco(1)(T)	—	55,494	55,494
GBP	2,290	07/15/28	3.360%(T)	U.K. Retail Price Index(2)(T)	—	(75,648)	(75,648)
GBP	1,460	08/15/42	3.520%(T)	U.K. Retail Price Index(2)(T)	(4,364)	(77,388)	(73,024)
GBP	615	08/15/47	3.469%(T)	U.K. Retail Price Index(1)(T)	—	50,319	50,319
GBP	210	10/15/47	3.535%(T)	U.K. Retail Price Index(2)(T)	—	(5,119)	(5,119)
GBP	300	08/15/57	3.363%(T)	U.K. Retail Price Index(1)(T)	—	42,709	42,709
GBP	130	10/15/57	3.418%(T)	U.K. Retail Price Index(1)(T)	—	8,626	8,626
GBP	200	07/15/68	3.243%(T)	U.K. Retail Price Index(1)(T)	—	76,591	76,591
	6,000	10/25/27	2.160%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	(36,000)	(80,468)	(44,468)

					$(40,364)	$(286,579)	$(246,215)

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.

Interest rate swap agreements outstanding at October 31, 2018:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2018	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements:
AUD	2,240	10/27/21	2.173%(S)	6 Month BBSW(2)(S)	$(230)	$(2,978)	$(2,748)
AUD	4,000	09/21/22	3.830%(S)	6 Month BBSW(2)(S)	(72,198)	164,118	236,316
AUD	7,580	09/25/22	2.958%(S)	6 Month BBSW(2)(S)	—	45,473	45,473

See Notes to Financial Statements.

112

Interest rate swap agreements outstanding at October 31, 2018 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2018	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
AUD	66,380	06/21/23	2.532%(S)	6 Month BBSW(1)(S)	$(91,106)	$(301,879)	$(210,773)
AUD	1,000	05/02/26	2.650%(S)	6 Month BBSW(2)(S)	120	1,414	1,294
AUD	2,700	06/06/27	2.661%(S)	6 Month BBSW(2)(S)	—	(7,305)	(7,305)
AUD	5,835	07/19/32	3.130%(S)	6 Month BBSW(2)(S)	—	88,106	88,106
AUD	1,600	07/28/32	3.137%(S)	6 Month BBSW(2)(S)	—	25,000	25,000
AUD	2,000	12/19/32	4.423%(S)	6 Month BBSW(2)(S)	(5,183)	257,742	262,925
AUD	4,780	07/10/33	2.987%(S)	6 Month BBSW(2)(S)	—	3,517	3,517
BRL	26,379	01/02/25	9.475%(T)	1 Day BROIS(2)(T)	—	36,437	36,437
BRL	25,280	01/02/25	9.560%(T)	1 Day BROIS(2)(T)	—	82,556	82,556
BRL	31,910	01/02/25	9.943%(T)	1 Day BROIS(2)(T)	—	411,965	411,965
BRL	7,002	01/02/25	9.985%(T)	1 Day BROIS(2)(T)	—	127,266	127,266
BRL	18,750	01/02/25	10.040%(T)	1 Day BROIS(2)(T)	—	365,345	365,345
BRL	30,470	01/02/25	11.080%(T)	1 Day BROIS(2)(T)	—	857,077	857,077
BRL	6,701	01/02/25	12.050%(T)	1 Day BROIS(2)(T)	—	289,600	289,600
BRL	6,247	01/02/25	12.090%(T)	1 Day BROIS(2)(T)	—	274,604	274,604
BRL	13,688	01/04/27	12.040%(T)	1 Day BROIS(2)(T)	—	690,363	690,363
BRL	5,804	01/04/27	12.095%(T)	1 Day BROIS(2)(T)	—	300,840	300,840
CAD	31,070	12/22/18	1.180%(S)	3 Month Canadian Banker’s Acceptance(2)(S)	33,376	(78,387)	(111,763)
CAD	15,000	02/08/19	1.070%(S)	3 Month Canadian Banker’s Acceptance(2)(S)	140	(55,139)	(55,279)

See Notes to Financial Statements.

PGIM Global Total Return Fund	113

Schedule of Investments (continued)

as of October 31, 2018

Interest rate swap agreements outstanding at October 31, 2018 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2018	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
CAD	134,535	07/26/19	1.605%(S)	3 Month Canadian Banker’s Acceptance(2)(S)	$(214,184)	$(685,065)	$(470,881)
CAD	28,155	01/09/20	1.716%(S)	3 Month Canadian Banker’s Acceptance(2)(S)	(66,077)	(216,553)	(150,476)
CAD	3,550	03/07/21	0.983%(S)	3 Month Canadian Banker’s Acceptance(2)(S)	124	(109,284)	(109,408)
CAD	20,550	12/22/21	1.560%(S)	3 Month Canadian Banker’s Acceptance(1)(S)	(63,051)	569,931	632,982
CAD	7,930	04/05/22	1.445%(S)	3 Month Canadian Banker’s Acceptance(1)(S)	—	261,703	261,703
CAD	4,200	08/17/22	2.370%(S)	3 Month Canadian Banker’s Acceptance(2)(S)	(22,600)	(43,004)	(20,404)
CAD	1,500	04/22/26	1.670%(S)	3 Month Canadian Banker’s Acceptance(2)(S)	127	(91,964)	(92,091)
CAD	3,070	06/25/30	2.651%(S)	3 Month Canadian Banker’s Acceptance(2)(S)	83,226	(62,252)	(145,478)
CAD	4,325	03/26/33	2.718%(S)	3 Month Canadian Banker’s Acceptance(2)(S)	(92)	(106,614)	(106,522)
CAD	1,500	05/30/37	2.240%(S)	3 Month Canadian Banker’s Acceptance(2)(S)	(41)	(132,882)	(132,841)

See Notes to Financial Statements.

114

Interest rate swap agreements outstanding at October 31, 2018 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2018	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
CAD	4,345	01/09/38	2.720%(S)	3 Month Canadian Banker’s Acceptance(2)(S)	$(37,095)	$(148,315)	$(111,220)
CAD	1,495	05/30/47	2.240%(S)	3 Month Canadian Banker’s Acceptance(2)(S)	(118,690)	(171,520)	(52,830)
CAD	1,732	01/09/48	2.640%(S)	3 Month Canadian Banker’s Acceptance(1)(S)	—	92,025	92,025
CHF	2,400	10/21/21	(0.522)%(A)	6 Month CHF LIBOR(2)(S)	162	(10,739)	(10,901)
CHF	800	10/17/31	0.033%(A)	6 Month CHF LIBOR(2)(S)	163	(67,714)	(67,877)
CHF	700	04/03/33	0.687%(A)	6 Month CHF LIBOR(2)(S)	—	(5,870)	(5,870)
CHF	6,230	10/05/37	—(3)	—(3)	—	11,779	11,779
COP	25,830,000	07/19/28	6.150%(Q)	1 Day COOIS(2)(Q)	—	(205,564)	(205,564)
COP	6,310,000	07/27/28	6.200%(Q)	1 Day COOIS(2)(Q)	3,948	(44,495)	(48,443)
CZK	213,000	04/27/22	0.925%(A)	6 Month PRIBOR(2)(S)	—	(453,060)	(453,060)
CZK	193,410	06/29/22	0.895%(A)	6 Month PRIBOR(2)(S)	—	(476,726)	(476,726)
CZK	250,000	11/17/22	1.505%(A)	6 Month PRIBOR(2)(S)	—	(329,062)	(329,062)
CZK	108,675	04/27/27	1.300%(A)	6 Month PRIBOR(1)(S)	—	429,471	429,471
CZK	98,760	06/29/27	1.175%(A)	6 Month PRIBOR(1)(S)	—	460,180	460,180
DKK	15,000	01/27/20	0.385%(A)	6 Month CIBOR(2)(S)	30	21,379	21,349
DKK	20,900	10/17/21	0.185%(A)	6 Month CIBOR(2)(S)	(59,047)	2,883	61,930
DKK	13,600	05/04/25	0.825%(A)	6 Month CIBOR(2)(S)	38	26,778	26,740
DKK	5,000	08/29/26	0.580%(A)	6 Month CIBOR(2)(S)	28	(15,373)	(15,401)
DKK	1,300	10/21/26	0.673%(A)	6 Month CIBOR(2)(S)	23	(3,099)	(3,122)

See Notes to Financial Statements.

PGIM Global Total Return Fund	115

Schedule of Investments (continued)

as of October 31, 2018

Interest rate swap agreements outstanding at October 31, 2018 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2018	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
DKK	13,000	03/15/27	1.123%(A)	6 Month CIBOR(2)(S)	$—	$46,933	$46,933
DKK	1,865	06/22/27	0.987%(A)	6 Month CIBOR(2)(S)	—	1,983	1,983
EUR	830	07/02/19	0.656%(A)	6 Month EURIBOR(2)(S)	171	8,664	8,493
EUR	26,226	09/08/19	(0.195)%(A)	6 Month EURIBOR(2)(S)	—	17,678	17,678
EUR	1,000	05/29/20	0.373%(A)	6 Month EURIBOR(2)(S)	171	13,060	12,889
EUR	610	07/02/21	0.994%(A)	6 Month EURIBOR(2)(S)	170	21,673	21,503
EUR	700	08/14/21	0.841%(A)	3 Month EURIBOR(2)(Q)	172	21,938	21,766
EUR	650	03/02/22	0.072%(A)	6 Month EURIBOR(2)(S)	(63,289)	216	63,505
EUR	8,200	06/29/22	0.219%(A)	6 Month EURIBOR(1)(S)	—	(41,282)	(41,282)
EUR	21,000	09/08/22	0.140%(A)	6 Month EURIBOR(1)(S)	—	17,777	17,777
EUR	62,955	05/11/23	0.390%(A)	6 Month EURIBOR(1)(S)	(317,331)	(582,355)	(265,024)
EUR	26,390	05/15/23	0.221%(A)	6 Month EURIBOR(2)(S)	—	(60,670)	(60,670)
EUR	24,776	05/15/23	0.224%(A)	1 Day EONIA(2)(A)	—	138,118	138,118
EUR	35,000	05/15/23	0.266%(A)	6 Month EURIBOR(2)(S)	—	3,180	3,180
EUR	29,530	08/15/23	0.390%(A)	6 Month EURIBOR(2)(S)	(35,112)	89,138	124,250
EUR	1,410	05/12/25	0.895%(A)	6 Month EURIBOR(2)(S)	184	43,302	43,118
EUR	17,940	08/15/25	0.395%(A)	6 Month EURIBOR(1)(S)	308	247,164	246,856
EUR	5,339	09/08/27	0.770%(A)	6 Month EURIBOR(2)(S)	—	(26,980)	(26,980)
EUR	2,000	03/04/29	2.302%(A)	6 Month EURIBOR(2)(S)	245,068	335,887	90,819
EUR	1,000	06/04/29	2.002%(A)	6 Month EURIBOR(2)(S)	177	126,472	126,295
EUR	1,360	11/11/29	1.453%(A)	6 Month EURIBOR(2)(S)	174	90,743	90,569

See Notes to Financial Statements.

116

Interest rate swap agreements outstanding at October 31, 2018 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2018	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
EUR	1,800	01/14/30	1.022%(A)	6 Month EURIBOR(2)(S)	$180	$9,681	$9,501
EUR	2,000	03/02/31	0.825%(A)	6 Month EURIBOR(2)(S)	(76,215)	(72,570)	3,645
EUR	700	04/07/31	0.819%(A)	6 Month EURIBOR(2)(S)	178	(27,683)	(27,861)
EUR	450	05/03/31	1.048%(A)	6 Month EURIBOR(2)(S)	179	(3,356)	(3,535)
EUR	1,500	07/04/31	0.672%(A)	6 Month EURIBOR(2)(S)	182	(97,083)	(97,265)
EUR	570	08/02/31	0.584%(A)	6 Month EURIBOR(2)(S)	174	(45,135)	(45,309)
EUR	1,500	08/26/31	0.562%(A)	6 Month EURIBOR(2)(S)	184	(125,852)	(126,036)
EUR	700	09/09/31	0.558%(A)	6 Month EURIBOR(2)(S)	176	(59,729)	(59,905)
EUR	600	10/04/31	0.593%(A)	6 Month EURIBOR(2)(S)	175	(49,329)	(49,504)
EUR	1,700	12/14/31	1.217%(A)	6 Month EURIBOR(2)(S)	176	27,399	27,223
EUR	1,850	12/19/31	1.160%(A)	6 Month EURIBOR(2)(S)	565	13,084	12,519
EUR	2,300	12/19/31	1.161%(A)	6 Month EURIBOR(2)(S)	(14,197)	16,314	30,511
EUR	2,600	12/27/31	1.082%(A)	6 Month EURIBOR(2)(S)	13,245	(13,957)	(27,202)
EUR	6,400	02/23/32	1.180%(A)	6 Month EURIBOR(2)(S)	220	35,560	35,340
EUR	4,680	03/29/32	1.170%(A)	6 Month EURIBOR(2)(S)	1,893	7,722	5,829
EUR	1,400	04/04/32	1.145%(A)	6 Month EURIBOR(2)(S)	—	(3,679)	(3,679)
EUR	2,000	04/10/32	1.105%(A)	6 Month EURIBOR(2)(S)	—	(18,107)	(18,107)
EUR	4,150	05/11/32	1.100%(A)	6 Month EURIBOR(2)(S)	(105,096)	(43,065)	62,031
EUR	7,000	06/28/32	0.785%(A)	6 Month EURIBOR(2)(S)	(68,585)	(428,761)	(360,176)
EUR	6,200	10/04/32	2.000%(A)	1 Day EONIA(2)(A)	—	36,181	36,181
EUR	6,200	10/04/32	2.080%(A)	3 Month EURIBOR(1)(Q)	—	(39,652)	(39,652)

See Notes to Financial Statements.

PGIM Global Total Return Fund	117

Schedule of Investments (continued)

as of October 31, 2018

Interest rate swap agreements outstanding at October 31, 2018 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2018	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
EUR	3,050	10/30/32	1.302%(A)	6 Month EURIBOR(2)(S)	$—	$24,829	$24,829
EUR	3,500	05/11/33	1.000%(A)	6 Month EURIBOR(2)(S)	(155,995)	(126,360)	29,635
EUR	410	05/11/35	1.050%(A)	6 Month EURIBOR(1)(S)	26,513	19,349	(7,164)
EUR	3,135	12/28/35	1.559%(A)	6 Month EURIBOR(2)(S)	48,090	148,634	100,544
EUR	700	06/02/36	1.072%(A)	6 Month EURIBOR(2)(S)	180	(37,424)	(37,604)
EUR	600	09/26/36	0.749%(A)	6 Month EURIBOR(2)(S)	177	(72,859)	(73,036)
EUR	600	09/28/36	0.729%(A)	6 Month EURIBOR(2)(S)	178	(75,199)	(75,377)
EUR	1,000	11/02/36	0.958%(A)	6 Month EURIBOR(2)(S)	180	(72,175)	(72,355)
EUR	1,500	02/02/37	1.355%(A)	6 Month EURIBOR(2)(S)	188	915	727
EUR	23,700	08/24/37	1.960%(A)	1 Day EONIA(2)(A)	—	116,029	116,029
EUR	23,700	08/24/37	2.033%(A)	3 Month EURIBOR(1)(Q)	(6,141)	(145,498)	(139,357)
EUR	6,720	10/25/37	2.085%(A)	3 Month EURIBOR(2)(Q)	—	53,893	53,893
EUR	6,720	10/25/37	2.114%(A)	6 Month EURIBOR(1)(S)	—	(48,453)	(48,453)
EUR	3,190	05/11/42	1.350%(A)	6 Month EURIBOR(2)(S)	(188,099)	(77,895)	110,204
EUR	1,235	07/04/42	1.001%(A)	6 Month EURIBOR(2)(S)	(143,527)	(136,732)	6,795
EUR	1,530	12/05/47	1.442%(A)	6 Month EURIBOR(1)(S)	—	2,543	2,543
EUR	7,380	01/26/48	1.853%(A)	3 Month EURIBOR(2)(Q)	—	62,485	62,485
EUR	7,380	01/26/48	1.863%(A)	6 Month EURIBOR(1)(S)	—	(54,416)	(54,416)
EUR	5,000	03/19/48	1.650%(A)	3 Month EURIBOR(2)(Q)	—	(1,299)	(1,299)
EUR	5,000	03/19/48	1.658%(A)	6 Month EURIBOR(1)(S)	—	3,901	3,901
GBP	690	06/30/19	2.166%(S)	6 Month GBP LIBOR(2)(S)	203	11,233	11,030

See Notes to Financial Statements.

118

Interest rate swap agreements outstanding at October 31, 2018 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2018	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
GBP	850	08/04/19	0.109%(A)	1 Day SONIA(1)(A)	$199	$6,950	$6,751
GBP	1,500	03/02/20	0.338%(A)	1 Day SONIA(1)(A)	—	15,480	15,480
GBP	510	06/30/21	2.469%(S)	6 Month GBP LIBOR(2)(S)	203	25,473	25,270
GBP	18,380	10/24/23	1.365%(S)	6 Month GBP LIBOR(1)(S)	7,293	13,419	6,126
GBP	2,260	05/15/24	0.963%(S)	6 Month GBP LIBOR(1)(S)	(13,128)	66,478	79,606
GBP	4,100	09/07/25	1.075%(S)	6 Month GBP LIBOR(1)(S)	198	135,086	134,888
GBP	2,580	12/13/26	1.383%(S)	6 Month GBP LIBOR(1)(S)	214	27,441	27,227
GBP	9,080	12/07/27	1.636%(S)	6 Month GBP LIBOR(2)(S)	106,404	62,368	(44,036)
GBP	10,740	06/23/31	1.618%(S)	6 Month GBP LIBOR(2)(S)	369	(17,232)	(17,601)
GBP	4,430	12/21/31	1.534%(S)	6 Month GBP LIBOR(2)(S)	235	(72,384)	(72,619)
GBP	2,100	12/22/31	1.533%(S)	6 Month GBP LIBOR(2)(S)	3,696	(34,779)	(38,475)
GBP	2,780	02/27/32	1.374%(S)	6 Month GBP LIBOR(2)(S)	16,473	(124,827)	(141,300)
GBP	7,960	05/08/32	1.323%(S)	6 Month GBP LIBOR(2)(S)	(298,360)	(412,564)	(114,204)
GBP	3,500	05/15/32	1.398%(S)	6 Month GBP LIBOR(2)(S)	20,278	(138,683)	(158,961)
GBP	8,500	10/30/32	1.633%(S)	6 Month GBP LIBOR(2)(S)	(19,196)	(62,162)	(42,966)
GBP	2,200	05/08/33	1.300%(S)	6 Month GBP LIBOR(2)(S)	(128,524)	(135,993)	(7,469)
GBP	1,000	04/21/36	1.787%(S)	6 Month GBP LIBOR(2)(S)	87,073	15,512	(71,561)
GBP	3,620	12/13/36	1.644%(S)	6 Month GBP LIBOR(2)(S)	43,693	(35,972)	(79,665)
GBP	1,500	05/08/37	1.450%(S)	6 Month GBP LIBOR(2)(S)	(79)	(77,251)	(77,172)
GBP	3,810	06/23/46	1.626%(S)	6 Month GBP LIBOR(1)(S)	244	77,786	77,542
GBP	1,010	12/13/46	1.615%(S)	6 Month GBP LIBOR(1)(S)	213	23,670	23,457

See Notes to Financial Statements.

PGIM Global Total Return Fund	119

Schedule of Investments (continued)

as of October 31, 2018

Interest rate swap agreements outstanding at October 31, 2018 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2018	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
GBP	9,670	12/21/46	1.551%(S)	6 Month GBP LIBOR(1)(S)	$(33,189)	$413,459	$446,648
GBP	2,320	05/08/47	1.400%(S)	6 Month GBP LIBOR(1)(S)	177,430	205,059	27,629
GBP	2,000	10/30/47	1.680%(S)	6 Month GBP LIBOR(1)(S)	(73,491)	15,500	88,991
HUF	11,800,000	06/21/20	1.400%(A)	3 Month BUBOR(2)(Q)	—	18,585	18,585
HUF	2,698,000	07/02/20	1.065%(A)	6 Month BUBOR(2)(S)	(4,845)	32,700	37,545
HUF	3,017,210	05/04/22	1.360%(A)	6 Month BUBOR(2)(S)	—	(128,570)	(128,570)
HUF	375,000	09/09/23	1.365%(A)	6 Month BUBOR(2)(S)	(32,218)	(56,197)	(23,979)
HUF	370,000	03/18/26	2.140%(A)	6 Month BUBOR(2)(S)	16,300	(45,090)	(61,390)
HUF	1,667,000	12/23/26	3.755%(A)	6 Month BUBOR(2)(S)	41	(18,442)	(18,483)
HUF	900,000	04/18/28	2.035%(A)	6 Month BUBOR(2)(S)	—	(257,883)	(257,883)
HUF	6,237,270	06/12/28	3.750%(A)	6 Month BUBOR(2)(S)	—	(372,470)	(372,470)
INR	301,000	12/05/22	6.550%(S)	1 Day MIBOR(2)(S)	—	(95,775)	(95,775)
INR	608,000	05/09/23	6.820%(S)	1 Day MIBOR(2)(S)	—	(120,661)	(120,661)
INR	424,000	05/16/23	7.020%(S)	1 Day MIBOR(2)(S)	—	(33,736)	(33,736)
JPY	32,800	07/04/21	(0.156)%(S)	6 Month JPY LIBOR(2)(S)	(15,013)	(1,866)	13,147
JPY	500,000	10/25/21	(0.047)%(S)	6 Month JPY LIBOR(2)(S)	21	(15,695)	(15,716)
JPY	320,000	01/29/22	0.316%(S)	6 Month JPY LIBOR(2)(S)	16	24,180	24,164
JPY	5,312,000	05/11/23	0.130%(S)	6 Month JPY LIBOR(1)(S)	(10,034)	(55,384)	(45,350)
JPY	102,400	10/25/23	(0.015)%(S)	6 Month JPY LIBOR(2)(S)	(87,717)	(6,555)	81,162
JPY	3,276,010	12/20/24	0.126%(S)	6 Month JPY LIBOR(2)(S)	(53,956)	(67,649)	(13,693)
JPY	1,400,000	08/28/25	0.215%(S)	6 Month JPY LIBOR(2)(S)	—	17,962	17,962

See Notes to Financial Statements.

120

Interest rate swap agreements outstanding at October 31, 2018 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2018	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
JPY	140,000	09/21/26	0.098%(S)	6 Month JPY LIBOR(2)(S)	$(169,999)	$(14,274)	$155,725
JPY	135,000	04/25/27	0.221%(S)	6 Month JPY LIBOR(2)(S)	—	(4,937)	(4,937)
JPY	716,800	04/16/28	1.235%(S)	6 Month JPY LIBOR(2)(S)	(61,410)	554,344	615,754
JPY	135,000	02/20/29	1.260%(S)	6 Month JPY LIBOR(2)(S)	49,802	113,861	64,059
JPY	50,000	04/02/29	1.288%(S)	6 Month JPY LIBOR(2)(S)	5	43,014	43,009
JPY	100,000	08/18/29	1.070%(S)	6 Month JPY LIBOR(2)(S)	10	67,593	67,583
JPY	100,000	08/28/29	1.043%(S)	6 Month JPY LIBOR(2)(S)	10	64,712	64,702
JPY	200,000	09/09/29	1.061%(S)	6 Month JPY LIBOR(2)(S)	(1,275)	132,553	133,828
JPY	655,000	09/29/29	1.064%(S)	6 Month JPY LIBOR(2)(S)	411,209	433,050	21,841
JPY	200,000	04/01/31	0.319%(S)	6 Month JPY LIBOR(2)(S)	26	(29,429)	(29,455)
JPY	215,000	05/06/31	0.354%(S)	6 Month JPY LIBOR(2)(S)	28	(22,162)	(22,190)
JPY	150,000	07/07/31	0.071%(S)	6 Month JPY LIBOR(2)(S)	15	(65,938)	(65,953)
JPY	256,500	08/15/31	0.223%(S)	6 Month JPY LIBOR(2)(S)	25	(71,024)	(71,049)
JPY	130,000	08/30/31	0.217%(S)	6 Month JPY LIBOR(2)(S)	13	(37,295)	(37,308)
JPY	120,000	09/08/31	0.316%(S)	6 Month JPY LIBOR(2)(S)	12	(21,212)	(21,224)
JPY	190,000	09/21/31	0.328%(S)	6 Month JPY LIBOR(2)(S)	27	(31,803)	(31,830)
JPY	350,000	10/14/31	0.270%(S)	6 Month JPY LIBOR(2)(S)	47	(83,222)	(83,269)
JPY	200,000	04/06/32	0.484%(S)	6 Month JPY LIBOR(2)(S)	—	(3,828)	(3,828)
JPY	159,520	04/07/32	0.491%(S)	6 Month JPY LIBOR(2)(S)	—	(1,734)	(1,734)
JPY	140,000	06/07/32	0.451%(S)	6 Month JPY LIBOR(2)(S)	—	(7,761)	(7,761)
JPY	71,000	09/21/32	0.463%(S)	6 Month JPY LIBOR(2)(S)	—	(5,004)	(5,004)

See Notes to Financial Statements.

PGIM Global Total Return Fund	121

Schedule of Investments (continued)

as of October 31, 2018

Interest rate swap agreements outstanding at October 31, 2018 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2018	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
JPY	160,000	11/14/32	2.390%(S)	6 Month JPY LIBOR(2)(S)	$(26,599)	$233,691	$260,290
JPY	180,000	11/05/34	1.293%(S)	6 Month JPY LIBOR(2)(S)	85,259	178,911	93,652
JPY	70,000	12/03/34	1.265%(S)	6 Month JPY LIBOR(2)(S)	9	66,194	66,185
JPY	260,000	01/07/35	1.108%(S)	6 Month JPY LIBOR(2)(S)	31	184,494	184,463
JPY	50,000	01/22/35	0.950%(S)	6 Month JPY LIBOR(2)(S)	7	23,959	23,952
JPY	120,000	02/12/35	1.161%(S)	6 Month JPY LIBOR(2)(S)	15	92,969	92,954
JPY	320,000	02/24/35	1.200%(S)	6 Month JPY LIBOR(2)(S)	40	264,276	264,236
JPY	160,000	03/03/35	1.153%(S)	6 Month JPY LIBOR(2)(S)	20	120,776	120,756
JPY	90,000	02/04/36	0.816%(S)	6 Month JPY LIBOR(2)(S)	11	21,429	21,418
JPY	65,000	05/16/36	0.446%(S)	6 Month JPY LIBOR(2)(S)	9	(21,770)	(21,779)
JPY	110,000	05/27/36	0.460%(S)	6 Month JPY LIBOR(2)(S)	18	(34,892)	(34,910)
JPY	60,000	07/22/36	0.240%(S)	6 Month JPY LIBOR(2)(S)	11	(40,574)	(40,585)
JPY	300,000	10/04/36	0.363%(S)	6 Month JPY LIBOR(2)(S)	42	(152,996)	(153,038)
JPY	150,000	11/02/36	0.423%(S)	6 Month JPY LIBOR(2)(S)	21	(61,135)	(61,156)
JPY	400,000	12/14/36	0.723%(S)	6 Month JPY LIBOR(2)(S)	49	22,784	22,735
JPY	150,000	12/22/36	0.641%(S)	6 Month JPY LIBOR(2)(S)	19	(11,282)	(11,301)
JPY	250,000	01/06/37	0.675%(S)	6 Month JPY LIBOR(2)(S)	30	(6,368)	(6,398)
JPY	275,500	02/15/37	0.729%(S)	6 Month JPY LIBOR(2)(S)	34	12,734	12,700
JPY	130,000	02/23/37	0.748%(S)	6 Month JPY LIBOR(2)(S)	17	9,604	9,587
JPY	100,000	03/02/37	0.686%(S)	6 Month JPY LIBOR(2)(S)	—	(2,683)	(2,683)
JPY	273,000	03/09/37	0.701%(S)	6 Month JPY LIBOR(2)(S)	15,040	(1,421)	(16,461)

See Notes to Financial Statements.

122

Interest rate swap agreements outstanding at October 31, 2018 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2018	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
JPY	200,000	03/29/37	0.684%(S)	6 Month JPY LIBOR(2)(S)	$—	$(7,772)	$(7,772)
JPY	94,310	05/08/37	0.623%(S)	6 Month JPY LIBOR(2)(S)	—	(11,590)	(11,590)
JPY	200,000	05/15/37	0.688%(S)	6 Month JPY LIBOR(2)(S)	—	(3,590)	(3,590)
JPY	150,000	06/02/37	0.640%(S)	6 Month JPY LIBOR(2)(S)	—	(15,330)	(15,330)
JPY	80,000	06/19/37	0.625%(S)	6 Month JPY LIBOR(2)(S)	—	(10,553)	(10,553)
JPY	82,000	06/21/37	0.628%(S)	6 Month JPY LIBOR(2)(S)	—	(10,549)	(10,549)
JPY	125,000	06/30/37	0.629%(S)	6 Month JPY LIBOR(2)(S)	—	(16,194)	(16,194)
JPY	105,000	07/04/37	0.659%(S)	6 Month JPY LIBOR(2)(S)	—	(8,516)	(8,516)
JPY	285,000	07/26/37	0.676%(S)	6 Month JPY LIBOR(2)(S)	—	(17,393)	(17,393)
JPY	117,300	08/02/37	0.683%(S)	6 Month JPY LIBOR(2)(S)	—	(6,064)	(6,064)
JPY	160,000	08/09/37	0.679%(S)	6 Month JPY LIBOR(2)(S)	—	(9,724)	(9,724)
JPY	500,000	09/04/37	0.663%(S)	6 Month JPY LIBOR(2)(S)	—	(48,108)	(48,108)
JPY	175,000	09/27/37	0.670%(S)	6 Month JPY LIBOR(2)(S)	—	(15,993)	(15,993)
JPY	300,000	11/02/37	0.734%(S)	6 Month JPY LIBOR(2)(S)	—	9,787	9,787
JPY	350,000	12/04/37	0.730%(S)	6 Month JPY LIBOR(2)(S)	—	5,570	5,570
JPY	570,000	01/04/38	0.757%(S)	6 Month JPY LIBOR(2)(S)	—	29,112	29,112
JPY	224,000	01/11/38	0.831%(S)	6 Month JPY LIBOR(2)(S)	—	38,776	38,776
JPY	800,000	03/28/38	0.656%(S)	6 Month JPY LIBOR(2)(S)	—	(115,865)	(115,865)
JPY	1,000,000	04/04/38	0.681%(S)	6 Month JPY LIBOR(2)(S)	—	(106,307)	(106,307)
JPY	675,000	04/06/38	0.655%(S)	6 Month JPY LIBOR(2)(S)	—	(100,870)	(100,870)
JPY	1,815,000	04/18/38	0.675%(S)	6 Month JPY LIBOR(2)(S)	(49,290)	(217,943)	(168,653)

See Notes to Financial Statements.

PGIM Global Total Return Fund	123

Schedule of Investments (continued)

as of October 31, 2018

Interest rate swap agreements outstanding at October 31, 2018 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2018	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
JPY	600,000	08/10/38	0.822%(S)	6 Month JPY LIBOR(2)(S)	$—	$74,184	$74,184
JPY	60,000	06/17/41	0.318%(S)	6 Month JPY LIBOR(2)(S)	11	(58,781)	(58,792)
JPY	100,000	07/07/41	0.187%(S)	6 Month JPY LIBOR(2)(S)	18	(123,904)	(123,922)
JPY	61,000	10/04/42	0.853%(S)	6 Month JPY LIBOR(2)(S)	—	(1,081)	(1,081)
JPY	166,000	05/09/43	0.820%(S)	6 Month JPY LIBOR(2)(S)	—	(13,617)	(13,617)
JPY	610,000	07/04/43	0.763%(S)	6 Month JPY LIBOR(2)(S)	—	(133,529)	(133,529)
JPY	110,291	04/15/46	0.560%(S)	6 Month JPY LIBOR(2)(S)	—	(91,359)	(91,359)
JPY	26,000	10/04/47	0.942%(S)	6 Month JPY LIBOR(2)(S)	—	(227)	(227)
JPY	560,000	11/24/47	0.888%(S)	6 Month JPY LIBOR(2)(S)	—	(64,486)	(64,486)
KRW	20,090,000	08/16/20	1.915%(Q)	3 Month KWCDC(2)(Q)	—	27,709	27,709
KRW	8,170,000	08/16/23	2.060%(Q)	3 Month KWCDC(1)(Q)	—	(37,747)	(37,747)
KRW	4,942,900	09/10/28	2.043%(Q)	3 Month KWCDC(2)(Q)	—	(7,927)	(7,927)
MXN	33,500	10/12/27	7.350%(M)	28 Day Mexican Interbank Rate(2)(M)	—	(177,981)	(177,981)
MXN	259,220	06/30/28	8.065%(M)	28 Day Mexican Interbank Rate(2)(M)	—	(867,096)	(867,096)
NOK	29,500	02/23/23	1.350%(A)	6 Month NIBOR(2)(S)	(3,643)	(53,208)	(49,565)
NOK	840,400	05/23/23	1.895%(A)	6 Month NIBOR(2)(S)	31,660	204,945	173,285
NOK	26,300	03/15/27	2.103%(A)	6 Month NIBOR(2)(S)	18,690	11,170	(7,520)
NOK	6,725	06/23/27	1.825%(A)	6 Month NIBOR(2)(S)	—	(23,438)	(23,438)
NOK	20,000	04/18/28	2.215%(A)	6 Month NIBOR(2)(S)	—	16,528	16,528
NZD	2,600	03/13/19	4.550%(S)	3 Month BBR(2)(Q)	—	21,889	21,889

See Notes to Financial Statements.

124

Interest rate swap agreements outstanding at October 31, 2018 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2018	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
NZD	8,700	05/01/20	3.628%(S)	3 Month BBR(2)(Q)	$214,368	$214,448	$80
NZD	1,235	10/03/22	2.740%(S)	3 Month BBR(2)(Q)	—	16,688	16,688
NZD	2,830	04/26/23	2.733%(S)	3 Month BBR(2)(Q)	(67,254)	36,630	103,884
NZD	72,560	07/18/23	2.513%(S)	3 Month BBR(1)(Q)	(394,760)	(762,995)	(368,235)
NZD	1,750	03/13/24	5.080%(S)	3 Month BBR(2)(Q)	28,107	160,259	132,152
NZD	2,500	03/15/24	3.355%(S)	3 Month BBR(2)(Q)	2,492	83,536	81,044
NZD	1,550	07/04/24	3.100%(S)	3 Month BBR(2)(Q)	—	45,557	45,557
NZD	3,500	01/10/27	3.420%(S)	3 Month BBR(2)(Q)	73,670	146,035	72,365
NZD	5,000	04/18/28	3.193%(S)	3 Month BBR(2)(Q)	—	111,217	111,217
PLN	15,000	10/17/21	2.070%(A)	6 Month WIBOR(2)(S)	59	(14,799)	(14,858)
PLN	9,000	02/13/22	1.990%(A)	6 Month WIBOR(2)(S)	51	3,714	3,663
PLN	6,000	03/15/22	2.530%(A)	6 Month WIBOR(2)(S)	—	33,998	33,998
PLN	5,450	06/13/22	2.220%(A)	6 Month WIBOR(2)(S)	403	(2,657)	(3,060)
PLN	4,000	03/14/23	3.810%(A)	6 Month WIBOR(2)(S)	65,345	81,686	16,341
PLN	17,000	05/24/23	2.520%(A)	6 Month WIBOR(2)(S)	—	25,463	25,463
PLN	73,670	08/24/23	2.390%(A)	6 Month WIBOR(2)(S)	—	(64,091)	(64,091)
PLN	11,000	09/09/23	1.900%(A)	6 Month WIBOR(2)(S)	(435,493)	(77,556)	357,937
PLN	30,000	03/28/28	2.895%(A)	6 Month WIBOR(2)(S)	—	128,518	128,518
PLN	38,980	06/12/28	3.070%(A)	6 Month WIBOR(1)(S)	—	(200,503)	(200,503)
PLN	3,540	07/11/28	2.935%(A)	6 Month WIBOR(2)(S)	—	5,670	5,670
SEK	20,000	01/20/20	0.485%(A)	3 Month STIBOR(2)(Q)	28	26,135	26,107

See Notes to Financial Statements.

PGIM Global Total Return Fund	125

Schedule of Investments (continued)

as of October 31, 2018

Interest rate swap agreements outstanding at October 31, 2018 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2018	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
SEK	13,000	09/15/21	(0.003)%(A)	3 Month STIBOR(2)(Q)	$26	$(7,279)	$(7,305)
SEK	27,200	12/15/21	0.203%(A)	3 Month STIBOR(2)(Q)	(607)	3,097	3,704
SEK	12,700	04/25/23	0.750%(A)	3 Month STIBOR(2)(Q)	30	21,395	21,365
SEK	38,380	07/11/23	0.458%(A)	3 Month STIBOR(2)(Q)	—	(7,416)	(7,416)
SEK	835,900	09/12/23	0.497%(A)	3 Month STIBOR(2)(Q)	(335,277)	(198,795)	136,482
SEK	15,550	03/15/24	0.840%(A)	3 Month STIBOR(2)(Q)	—	26,783	26,783
SEK	12,700	08/29/24	1.657%(A)	3 Month STIBOR(2)(Q)	22,804	79,027	56,223
SEK	3,000	11/16/25	1.485%(A)	3 Month STIBOR(2)(Q)	20	17,861	17,841
SEK	6,000	12/09/25	1.505%(A)	3 Month STIBOR(2)(Q)	23	35,815	35,792
SEK	15,000	06/27/26	1.001%(A)	3 Month STIBOR(2)(Q)	33	7,172	7,139
SEK	15,390	06/22/27	1.031%(A)	3 Month STIBOR(2)(Q)	—	(4,176)	(4,176)
SEK	58,000	03/27/28	1.267%(A)	3 Month STIBOR(2)(Q)	—	91,675	91,675
SEK	8,535	07/11/28	1.141%(A)	3 Month STIBOR(2)(Q)	—	(3,613)	(3,613)
SGD	15,540	05/21/23	2.030%(S)	6 Month SIBOR(1)(S)	—	124,429	124,429
SGD	8,330	05/21/28	2.436%(S)	6 Month SIBOR(2)(S)	—	(80,483)	(80,483)
	29,280	11/17/18	1.080%(T)	1 Day USOIS(1)(T)	216	193,260	193,044
	44,020	11/18/18	0.911%(A)	1 Day USOIS(1)(A)	(2,127)	364,982	367,109
	104,710	02/15/19	1.820%(T)	1 Day USOIS(1)(T)	—	162,423	162,423
	12,038	03/31/19	1.431%(A)	1 Day USOIS(1)(A)	—	79,134	79,134
	12,032	03/31/19	1.431%(A)	1 Day USOIS(1)(A)	—	79,185	79,185
	33,710	06/30/19	1.479%(A)	1 Day USOIS(1)(A)	—	277,560	277,560

See Notes to Financial Statements.

126

Interest rate swap agreements outstanding at October 31, 2018 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2018	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
7,950	06/30/19	1.486%(A)	1 Day USOIS(1)(A)	$—	$64,849	$64,849
31,615	06/30/19	1.502%(A)	1 Day USOIS(1)(A)	(16,170)	252,892	269,062
19,860	09/08/19	1.290%(A)	1 Day USOIS(1)(A)	—	232,130	232,130
69,545	09/30/19	1.707%(A)	1 Day USOIS(1)(A)	19,344	563,073	543,729
163,980	12/31/19	1.840%(A)	1 Day USOIS(1)(A)	284,662	1,500,063	1,215,401
82,895	12/31/19	1.950%(A)	1 Day USOIS(1)(A)	26,216	600,524	574,308
65,165	12/31/19	2.040%(A)	1 Day USOIS(1)(A)	733	368,456	367,723
75,290	12/31/19	2.107%(A)	1 Day USOIS(1)(A)	(129)	341,649	341,778
48,465	03/08/20	2.157%(A)	1 Day USOIS(1)(A)	—	225,565	225,565
7,375	03/28/20	2.190%(A)	1 Day USOIS(1)(A)	(379)	35,350	35,729
125,670	03/31/20	2.295%(A)	1 Day USOIS(1)(A)	34,188	519,613	485,425
146,390	03/31/20	2.369%(A)	1 Day USOIS(1)(A)	(38,353)	421,554	459,907
41,940	04/24/20	2.311%(A)	1 Day USOIS(1)(A)	—	136,917	136,917
20,575	05/31/22	2.353%(A)	1 Day USOIS(1)(A)	—	263,584	263,584
36,820	06/16/22	—(4)	—(4)	—	(135,968)	(135,968)
137,145	08/31/22	2.550%(A)	1 Day USOIS(1)(A)	4,472	1,032,972	1,028,500
31,820	11/30/22	2.614%(A)	1 Day USOIS(1)(A)	—	192,972	192,972
25,540	06/22/23	2.911%(S)	3 Month LIBOR(2)(Q)	(255,388)	58,537	313,925
39,730	02/15/24	2.167%(S)	3 Month LIBOR(1)(Q)	—	1,906,982	1,906,982
41,965	02/15/24	2.183%(S)	3 Month LIBOR(1)(Q)	(61,081)	1,978,377	2,039,458
19,410	07/17/24	2.926%(S)	3 Month LIBOR(2)(Q)	—	(237,107)	(237,107)
9,950	08/15/24	2.168%(S)	3 Month LIBOR(1)(Q)	—	520,364	520,364

See Notes to Financial Statements.

PGIM Global Total Return Fund	127

Schedule of Investments (continued)

as of October 31, 2018

Interest rate swap agreements outstanding at October 31, 2018 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2018	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
79,885	08/15/24	2.170%(S)	3 Month LIBOR(1)(Q)	$239,360	$4,170,444	$3,931,084
30,545	08/15/24	2.176%(S)	3 Month LIBOR(1)(Q)	100,339	1,585,206	1,484,867
62,410	11/15/24	2.334%(S)	3 Month LIBOR(1)(Q)	203,394	2,450,062	2,246,668
27,885	02/28/25	2.454%(A)	1 Day USOIS(1)(A)	31,281	516,556	485,275
22,935	02/28/25	3.019%(S)	3 Month LIBOR(1)(Q)	—	147,439	147,439
95,077	05/31/25	2.998%(S)	3 Month LIBOR(1)(Q)	(64,153)	824,635	888,788
11,910	07/31/25	2.802%(A)	1 Day USOIS(1)(A)	—	13,389	13,389
35,410	07/31/25	3.105%(S)	3 Month LIBOR(1)(Q)	27,937	146,131	118,194
69,779	07/31/25	3.109%(S)	3 Month LIBOR(1)(Q)	47,715	269,614	221,899
1,170	01/08/26	2.210%(S)	3 Month LIBOR(1)(Q)	46,093	66,008	19,915
13,586	02/15/27	1.824%(A)	1 Day USOIS(1)(A)	138,472	1,014,936	876,464
4,710	02/15/27	1.899%(A)	1 Day USOIS(1)(A)	22,823	323,355	300,532
3,045	02/15/27	1.965%(A)	1 Day USOIS(1)(A)	—	192,759	192,759
11,425	02/15/27	2.068%(A)	1 Day USOIS(1)(A)	(6,540)	627,741	634,281
3,560	05/15/27	1.823%(A)	1 Day USOIS(1)(A)	—	276,239	276,239
6,645	05/15/27	2.295%(S)	3 Month LIBOR(1)(Q)	(19,143)	413,222	432,365
6,140	05/21/28	2.421%(S)	3 Month LIBOR(1)(Q)	—	367,428	367,428
7,225	05/03/32	2.434%(S)	3 Month LIBOR(2)(Q)	—	(632,368)	(632,368)
5,715	05/03/37	2.508%(S)	3 Month LIBOR(1)(Q)	—	611,416	611,416
825	03/16/38	2.987%(S)	3 Month LIBOR(2)(Q)	—	(37,902)	(37,902)
1,680	02/15/42	1.369%(A)	1 Day USOIS(1)(A)	180	447,048	446,868

See Notes to Financial Statements.

128

Interest rate swap agreements outstanding at October 31, 2018 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2018	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
	2,820	10/04/42	2.527%(S)	3 Month LIBOR(2)(Q)	$—	$(374,844)	$(374,844)
	1,160	11/15/43	2.659%(S)	3 Month LIBOR(1)(Q)	—	123,549	123,549
	845	09/27/46	1.380%(A)	1 Day USOIS(1)(A)	165	247,482	247,317
	2,490	10/04/47	2.536%(S)	3 Month LIBOR(1)(Q)	—	367,277	367,277
	620	03/16/48	2.970%(S)	3 Month LIBOR(1)(Q)	—	38,931	38,931
	790	04/09/48	2.545%(S)	3 Month LIBOR(1)(Q)	—	116,171	116,171
	735	05/08/48	2.627%(S)	3 Month LIBOR(1)(Q)	—	91,386	91,386
	4,325	07/17/49	2.914%(S)	3 Month LIBOR(1)(Q)	—	332,604	332,604
ZAR	3,320	08/26/20	7.855%(Q)	3 Month JIBAR(2)(Q)	3	1,427	1,424
ZAR	228,000	06/21/21	7.465%(Q)	3 Month JIBAR(2)(Q)	(979)	(100,887)	(99,908)
ZAR	148,100	09/23/22	7.430%(Q)	3 Month JIBAR(2)(Q)	—	(187,591)	(187,591)
ZAR	17,000	11/15/23	8.085%(Q)	3 Month JIBAR(2)(Q)	(311)	(164)	147
ZAR	16,800	05/12/26	8.680%(Q)	3 Month JIBAR(2)(Q)	18	18,419	18,401
ZAR	27,500	06/30/27	8.015%(Q)	3 Month JIBAR(2)(Q)	(155)	(61,969)	(61,814)
ZAR	68,200	11/07/27	8.360%(Q)	3 Month JIBAR(2)(Q)	53	(55,841)	(55,894)
ZAR	43,090	01/17/28	7.833%(Q)	3 Month JIBAR(2)(Q)	—	(145,675)	(145,675)
ZAR	35,000	04/16/28	7.655%(Q)	3 Month JIBAR(2)(Q)	(1,219)	(150,772)	(149,553)
ZAR	176,800	07/16/28	8.170%(Q)	3 Month JIBAR(2)(Q)	695	(376,827)	(377,522)
ZAR	70,000	08/14/28	8.350%(Q)	3 Month JIBAR(2)(Q)	—	(83,863)	(83,863)

					$(1,514,628)	$25,773,760	$27,288,388

See Notes to Financial Statements.

PGIM Global Total Return Fund	129

Schedule of Investments (continued)

as of October 31, 2018

Interest rate swap agreements outstanding at October 31, 2018 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Interest Rate Swap Agreements:
AED	90,500	04/05/21	3.005%(A)	3 Month EIBOR(1)(Q)	$(140,317)	$—	$(140,317)	BNP Paribas
CLP	2,890,000	02/09/27	4.120%(S)	1 Day CLOIS(2)(S)	(34,501)	—	(34,501)	Morgan Stanley
CLP	94,000	12/19/27	4.370%(S)	1 Day CLOIS(2)(S)	1,389	—	1,389	Morgan Stanley
CLP	2,420,000	12/20/27	4.260%(S)	1 Day CLOIS(2)(S)	(16,967)	—	(16,967)	Morgan Stanley
CLP	842,800	01/23/28	4.245%(S)	1 Day CLOIS(2)(S)	(3,774)	—	(3,774)	Morgan Stanley
CLP	2,168,000	01/26/28	4.210%(S)	1 Day CLOIS(2)(S)	(19,253)	—	(19,253)	Morgan Stanley
CLP	1,080,000	02/01/28	4.200%(S)	1 Day CLOIS(2)(S)	(11,410)	—	(11,410)	Morgan Stanley
CLP	1,750,000	03/27/28	4.220%(S)	1 Day CLOIS(2)(S)	(23,148)	—	(23,148)	Citibank NA
CLP	2,092,000	05/17/28	4.270%(S)	1 Day CLOIS(2)(S)	1,804	—	1,804	Citibank NA
CNH	52,500	08/15/23	3.115%(Q)	7 Day China Fixing Repo Rates(2)(Q)	10,713	(110)	10,823	UBS AG
COP	33,000,000	12/06/18	6.100%(Q)	1 Day COOIS(1)(Q)	(50,554)	—	(50,554)	Morgan Stanley
COP	4,351,000	11/01/26	6.590%(Q)	1 Day COOIS(2)(Q)	32,897	—	32,897	Morgan Stanley
COP	10,220,000	11/04/26	6.770%(Q)	1 Day COOIS(2)(Q)	114,186	—	114,186	Morgan Stanley
COP	13,700,000	06/02/27	5.910%(Q)	1 Day COOIS(2)(Q)	(121,850)	—	(121,850)	Morgan Stanley
COP	484,000	12/19/27	6.085%(Q)	1 Day COOIS(2)(Q)	(3,418)	—	(3,418)	Morgan Stanley
COP	5,437,000	01/23/28	6.035%(Q)	1 Day COOIS(2)(Q)	(49,204)	—	(49,204)	Morgan Stanley
COP	6,670,000	01/26/28	6.000%(Q)	1 Day COOIS(2)(Q)	(64,940)	—	(64,940)	Morgan Stanley
COP	5,607,000	02/01/28	6.020%(Q)	1 Day COOIS(2)(Q)	(45,420)	—	(45,420)	Morgan Stanley
COP	13,000,000	03/27/28	6.150%(Q)	1 Day COOIS(2)(Q)	(85,593)	—	(85,593)	Citibank NA
COP	7,890,000	05/17/28	5.990%(Q)	1 Day COOIS(2)(Q)	(79,198)	—	(79,198)	Citibank NA
COP	9,400,000	07/18/28	6.150%(Q)	1 Day COOIS(2)(Q)	(74,564)	—	(74,564)	Morgan Stanley
ILS	6,500	11/20/18	2.200%(A)	3 Month TELBOR(2)(Q)	38,091	—	38,091	Hong Kong & Shanghai Bank
ILS	7,500	12/09/22	1.530%(A)	3 Month TELBOR(2)(Q)	51,281	—	51,281	Citibank NA
ILS	3,200	03/06/23	3.525%(A)	3 Month TELBOR(2)(Q)	101,154	—	101,154	Deutsche Bank AG
ILS	4,200	06/27/23	3.730%(A)	3 Month TELBOR(2)(Q)	135,430	—	135,430	Credit Suisse International
ILS	3,000	04/26/26	1.685%(A)	3 Month TELBOR(2)(Q)	(6,719)	—	(6,719)	JPMorgan Chase
ILS	5,000	06/24/26	1.660%(A)	3 Month TELBOR(2)(Q)	(20,321)	—	(20,321)	Citibank NA
ILS	4,000	09/19/26	1.600%(A)	3 Month TELBOR(2)(Q)	(28,962)	—	(28,962)	Barclays Bank PLC
ILS	7,000	01/12/27	1.975%(A)	3 Month TELBOR(2)(Q)	21,169	—	21,169	Citibank NA
ILS	3,000	03/15/27	2.130%(A)	3 Month TELBOR(2)(Q)	15,220	—	15,220	Citibank NA
ILS	2,745	06/22/27	1.845%(A)	3 Month TELBOR(2)(Q)	(10,034)	—	(10,034)	Citibank NA

See Notes to Financial Statements.

130

Interest rate swap agreements outstanding at October 31, 2018 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Interest Rate Swap Agreements (cont’d.):
ILS	5,600	04/26/28	1.915%(A)	3 Month TELBOR(2)(Q)	$(23,769)	$—	$(23,769)	BNP Paribas
ILS	38,930	07/16/28	2.045%(A)	3 Month TELBOR(2)(Q)	(118,296)	—	(118,296)	JPMorgan Chase
JPY	35,000	12/14/32	1.575%(S)	6 Month JPY LIBOR(2)(S)	47,102	—	47,102	Hong Kong & Shanghai Bank
KRW	1,500,000	08/14/21	2.773%(Q)	3 Month KRW LIBOR(2)(Q)	34,405	—	34,405	Hong Kong & Shanghai Bank
KRW	655,000	10/07/22	1.765%(Q)	3 Month KRW LIBOR(2)(Q)	(3,646)	—	(3,646)	JPMorgan Chase
KRW	3,300,000	04/17/23	2.170%(Q)	3 Month KWCDC(2)(Q)	27,249	(183)	27,432	Morgan Stanley
KRW	900,000	11/05/24	2.425%(Q)	3 Month KRW LIBOR(2)(Q)	20,924	—	20,924	Citibank NA
KRW	1,485,000	10/28/26	1.520%(Q)	3 Month KRW LIBOR(2)(Q)	(49,139)	(14)	(49,125)	JPMorgan Chase
KRW	2,040,000	04/26/27	1.880%(Q)	3 Month KRW LIBOR(2)(Q)	(22,738)	—	(22,738)	Morgan Stanley
KRW	1,280,000	10/17/28	1.450%(Q)	3 Month KRW LIBOR(2)(Q)	(63,000)	—	(63,000)	Citibank NA
KRW	520,000	01/27/31	1.870%(Q)	3 Month KRW LIBOR(2)(Q)	(11,309)	—	(11,309)	JPMorgan Chase
MYR	16,000	08/19/23	3.445%(Q)	3 Month KLIBOR(2)(Q)	(85,929)	—	(85,929)	Morgan Stanley
MYR	1,700	04/28/25	4.040%(Q)	3 Month KLIBOR(2)(Q)	(385)	—	(385)	Citibank NA
RUB	3,300,000	07/31/19	7.820%(A)	3 Month MosPRIME(2)(Q)	552,298	—	552,298	JPMorgan Chase
SAR	90,500	04/05/21	3.020%(A)	3 Month SAIBOR(2)(Q)	132,622	—	132,622	BNP Paribas
SAR	37,850	11/08/22	3.090%(A)	3 Month SAIBOR(1)(Q)	(40,050)	—	(40,050)	BNP Paribas
SAR	38,780	04/05/25	3.480%(A)	3 Month SAIBOR(1)(Q)	17,332	—	17,332	BNP Paribas
THB	550,000	08/08/20	1.840%(S)	6 Month BIBOR(2)(S)	39,460	—	39,460	Citibank NA
THB	120,000	08/23/23	1.920%(S)	6 Month BIBOR(2)(S)	(51,403)	—	(51,403)	Morgan Stanley
THB	28,900	04/30/25	2.560%(S)	6 Month BIBOR(2)(S)	8,487	—	8,487	Citibank NA
TWD	115,500	03/17/21	0.780%(Q)	3 Month TAIBOR(2)(Q)	278	—	278	Barclays Bank PLC

See Notes to Financial Statements.

PGIM Global Total Return Fund	131

Schedule of Investments (continued)

as of October 31, 2018

Interest rate swap agreements outstanding at October 31, 2018 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Interest Rate Swap Agreements (cont’d.):
ZAR	40,930	03/22/42	7.800%(Q)	3 Month JIBAR(2)(Q)	$(302,256)	$—	$(302,256)	Deutsche Bank AG
ZAR	89,400	09/22/42	8.020%(Q)	3 Month JIBAR(2)(Q)	(524,825)	—	(524,825)	Deutsche Bank AG
ZAR	38,700	03/22/47	7.650%(Q)	3 Month JIBAR(1)(Q)	308,964	—	308,964	Deutsche Bank AG
ZAR	83,965	09/22/47	7.890%(Q)	3 Month JIBAR(1)(Q)	520,681	—	520,681	Deutsche Bank AG

					$46,244	$(307)	$46,551

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.
(3)	The Fund pays the floating rate of 3 Month CHF LIBOR plus 1.75 bps quarterly and receives the floating rate of 6 Month CHF LIBOR semiannually.
(4)	The Fund pays the floating rate of 3 Month LIBOR quarterly and receives the floating rate of 1 Day USOIS plus 22.38 bps quarterly.

Balances Reported in the Statement of Assets and Liabilities for OTC Forward Rate and Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Rate Agreements	$—	$—	$253,216	$(525,158)
OTC Swap Agreements	$2,547,079	$(9,757,534)	$8,814,806	$(4,793,606)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral to cover requirements for open centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets	$—	$24,741,110
JPMorgan Securities	—	15,566,124

Total	$—	$40,307,234

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

See Notes to Financial Statements.

132

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Cayman Islands	$—	$205,487,082	$—
Ireland	—	15,778,475	—
Netherlands	—	1,140,022	—
Spain	—	9,417,198	—
United States	—	93,142,163	12,695,642
Bank Loans
France	—	—	262,834
United Kingdom	—	481,691	—
Commercial Mortgage-Backed Securities
United States	—	130,553,617	—
Convertible Bond
United Arab Emirates	—	6,154,146	—
Corporate Bonds
Canada	—	16,394,954	—
China	—	8,427,810	—
Dominican Republic	—	963,291	—
France	—	16,845,725	—
Germany	—	11,691,257	—
Hungary	—	417,302	—
Indonesia	—	1,497,903	—
Israel	—	5,148,631	—
Italy	—	12,803,658	—
Japan	—	5,442,701	—
Kazakhstan	—	1,549,104	—
Mexico	—	23,332,038	—
Netherlands	—	10,989,090	—
Peru	—	863,750	—
Portugal	—	1,248,570	—
Romania	—	2,372,753	—
Russia	—	9,483,145	—
Singapore	—	365,375	—
South Africa	—	1,990,478	—
South Korea	—	2,527,762	—
Spain	—	4,915,642	—
Supranational Bank	—	34,930,974	—
Switzerland	—	11,178,597	—
Tunisia	—	700,614	—
United Arab Emirates	—	3,387,700	—
United Kingdom	—	27,804,531	—
United States	—	168,625,070	144,688
Municipal Bonds
Puerto Rico	—	725,787	—
Residential Mortgage-Backed Securities
Bermuda	—	7,858,178	—

See Notes to Financial Statements.

PGIM Global Total Return Fund	133

Schedule of Investments (continued)

as of October 31, 2018

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Residential Mortgage-Backed Securities (continued)
Cayman Islands	$—	$1,980,987	$—
United Kingdom	—	19,976,955	—
United States	—	22,388,546	—
Sovereign Bonds
Albania	—	1,558,731	—
Argentina	—	30,508,294	—
Australia	—	2,134,966	—
Austria	—	4,253,094	—
Belgium	—	7,484,586	—
Brazil	—	32,873,834	—
Bulgaria	—	7,626,228	—
Canada	—	9,766,198	—
Cayman Islands	—	2,214,500	—
Chile	—	783,186	—
China	—	139,310	—
Colombia	—	18,502,059	—
Costa Rica	—	1,192,518	—
Croatia	—	11,694,153	—
Cyprus	—	30,315,197	—
Czech Republic	—	1,338,247	—
Denmark	—	3,434,042	—
Dominican Republic	—	4,140,000	—
Egypt	—	2,493,381	—
Finland	—	719,300	—
France	—	28,712,152	—
Germany	—	1,130,439	—
Greece	—	46,639,759	—
Guernsey	—	1,830,258	—
Hong Kong	—	2,071,093	—
Hungary	—	20,560,433	—
Iceland	—	7,572,083	—
Indonesia	—	26,830,922	—
Iraq	—	1,654,882	—
Ireland	—	2,873,765	—
Isle of Man	—	8,428,638	—
Israel	—	3,751,564	—
Italy	—	74,768,948	—
Japan	—	40,603,727	—
Jersey	—	159,133	—
Kuwait	—	1,992,518	—
Latvia	—	1,231,054	—
Lithuania	—	10,514,234	—
Macedonia	—	4,245,016	—
Malaysia	—	9,021,668	—
Mexico	—	28,048,858	—
Montenegro	—	1,419,408	—
New Zealand	—	6,356,619	—

See Notes to Financial Statements.

134

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Sovereign Bonds (continued)
Norway	$—	$3,858,677	$—
Panama	—	6,837,613	—
Peru	—	17,156,439	—
Poland	—	13,806,761	—
Portugal	—	49,772,168	—
Qatar	—	3,082,288	—
Romania	—	9,029,488	—
Russia	—	1,235,452	—
Saudi Arabia	—	7,629,881	—
Senegal	—	1,472,754	—
Serbia	—	6,819,115	—
Singapore	—	1,092,842	—
Slovakia	—	2,187,559	—
Slovenia	—	8,497,834	—
South Africa	—	9,326,457	—
South Korea	—	5,919,287	—
Spain	—	80,272,918	—
Sweden	—	11,684,671	—
Thailand	—	1,428,519	—
Turkey	—	7,504,341	—
Ukraine	—	1,757,813	—
United Arab Emirates	—	2,743,670	—
United Kingdom	—	23,660,344	—
Uruguay	—	1,125,676	—
U.S. Government Agency Obligations	—	4,426,364	—
U.S. Treasury Obligations	—	5,728,869	—
Common Stock	29,083	—	—
Preferred Stock	105,880	—	—
Affiliated Mutual Funds	33,305,234	—	—
Options Purchased	—	67,369,003	—
Options Written	—	(68,197,502)	(4,755)
Other Financial Instruments*
Futures Contracts	(16,344,188)	—	—
OTC Forward Foreign Currency Exchange Contracts	—	15,964,461	—
OTC Cross Currency Exchange Contracts	—	6,587,845	—
Centrally Cleared Credit Default Swap Agreements	—	342,658	—
OTC Credit Default Swap Agreements	—	(3,243,542)	8,043
OTC Forward Rate Agreements	—	—	(271,942)
Centrally Cleared Inflation Swap Agreements	—	(246,215)	—
Centrally Cleared Interest Rate Swap Agreements	—	27,288,388	—
OTC Interest Rate Swap Agreements	—	46,244	—

Total	$17,096,009	$1,738,541,407	$12,834,510

See Notes to Financial Statements.

PGIM Global Total Return Fund	135

Schedule of Investments (continued)

as of October 31, 2018

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of October 31, 2018 were as follows (unaudited):

Sovereign Bonds	44.7%
Collateralized Loan Obligations	13.5
Commercial Mortgage-Backed Securities	7.5
Banks	5.7
Residential Mortgage-Backed Securities	5.1
Options Purchased	3.9
Oil & Gas	2.2
Multi-National	2.0
Affiliated Mutual Funds (1.7% represents investments purchased with collateral from securities on loan)	1.9
Consumer Loans	1.5
Electric	1.5
Student Loans	1.3
Chemicals	1.2
Media	1.0
Commercial Services	0.8
Pipelines	0.7
Home Equity Loans	0.7
Pharmaceuticals	0.6
Auto Manufacturers	0.6
Transportation	0.5
Insurance	0.5
Diversified Financial Services	0.5
Telecommunications	0.4
Home Builders	0.4
Software	0.4
Investment Companies	0.3
Real Estate Investment Trusts (REITs)	0.3
Retail	0.3
Healthcare-Services	0.3
U.S. Treasury Obligations	0.3
Entertainment	0.3
U.S. Government Agency Obligations	0.3
Building Materials	0.3
Automobiles	0.2%
Biotechnology	0.2
Foods	0.2
Aerospace & Defense	0.2
Auto Parts & Equipment	0.1
Miscellaneous Manufacturing	0.1
Oil & Gas Services	0.1
Home Furnishings	0.1
Apparel	0.1
Housewares	0.1
Healthcare-Products	0.1
Computers	0.1
Internet	0.1
Household Products/Wares	0.1
Packaging & Containers	0.0	*
Mining	0.0	*
Forest Products & Paper	0.0	*
Consumer Services	0.0	*
Municipal Bonds	0.0	*
Electronics	0.0	*
Lodging	0.0	*
Office/Business Equipment	0.0	*
Airlines	0.0	*
Semiconductors	0.0	*
Agriculture	0.0	*
Oil, Gas & Consumable Fuels	0.0	*

	103.3
Options Written	(3.9)
Other assets in excess of liabilities	0.6

	100.0%

*	Less than +/- 0.05%

See Notes to Financial Statements.

136

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, foreign exchange contracts risk and interest rate contracts risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of October 31, 2018 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Due from/to broker-variation margin swaps	$380,172	*	Due from/to broker-variation margin swaps	$37,514	*
Credit contracts	Premiums paid for OTC swap agreements	2,547,079		Premiums received for OTC swap agreements	9,757,227
Credit contracts	Unaffiliated investments	92,548		Options written outstanding, at value	181,611
Credit contracts	Unrealized appreciation on OTC swap agreements	6,581,377		Unrealized depreciation on OTC swap agreements	2,606,728
Foreign exchange contracts	Unaffiliated investments	66,613,805		Options written outstanding, at value	67,695,025
Foreign exchange contracts	Unrealized appreciation on OTC cross currency exchange contracts	9,308,881		Unrealized depreciation on OTC cross currency exchange contracts	2,721,036
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	41,059,895		Unrealized depreciation on OTC forward foreign currency exchange contracts	25,095,434
Interest rate contracts	Due from/to broker-variation margin futures	1,298,914	*	Due from/to broker-variation margin futures	17,643,102	*
Interest rate contracts	Due from/to broker-variation margin swaps	41,202,671	*	Due from/to broker-variation margin swaps	14,160,498	*
Interest rate contracts	—	—		Premiums received for OTC swap agreements	307
Interest rate contracts	Unaffiliated investments	662,650		Options written outstanding, at value	325,621
Interest rate contracts	Unrealized appreciation on OTC forward rate agreements	253,216		Unrealized depreciation on OTC forward rate agreements	525,158

See Notes to Financial Statements.

PGIM Global Total Return Fund	137

Schedule of Investments (continued)

as of October 31, 2018

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on OTC swap agreements	$2,233,429	Unrealized depreciation on OTC swap agreements	$2,186,878

		$172,234,637		$142,936,139

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2018 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Forward Rate Agreements	Swaps
Credit contracts	$(975,681)	$1,187,377	$—	$—	$—	$3,593,122
Foreign exchange contracts	(4,401,448)	7,440,467	—	13,033,528	—	—
Interest rate contracts	(797,831)	678,486	(17,475,434)	—	(162,720)	7,625,490

Total	$(6,174,960)	$9,306,330	$(17,475,434)	$13,033,528	$(162,720)	$11,218,612

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Forward Rate Agreements	Swaps
Credit contracts	$277,256	$187,177	$—	$—	$—	$(1,535,874)
Foreign exchange contracts	(8,929,026)	(7,120,295)	—	22,868,108	—	—
Interest rate contracts	708,212	(395,641)	(14,126,096)	—	(271,942)	18,929,359

Total	$(7,943,558)	$(7,328,759)	$(14,126,096)	$22,868,108	$(271,942)	$17,393,485

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

See Notes to Financial Statements.

138

For the year ended October 31, 2018, the Fund’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)	Forward Foreign Currency Exchange Contracts— Purchased(3)
$39,394,030	$1,711,595,128	$1,021,289,917	$647,794,673	$828,908,439

Forward Foreign Currency Exchange Contracts— Sold(3)	Cross Currency Exchange Contracts(4)	Forward Rate Agreements(2)	Inflation Swap Agreements(2)	Interest Rate Swap Agreements(2)
$731,470,722	$75,097,241	$79,720,000	$87,558,801	$4,324,998,555

Credit Default Swap Agreements— Buy Protection(2)	Credit Default Swap Agreements— Sell Protection(2)	Currency Swap Agreements(2)	Total Return Swap Agreements(2)
$104,603,744	$340,883,088	$14,137,800	$5,000,000

(1)	Cost.
(2)	Notional Amount in USD.
(3)	Value at Settlement Date.
(4)	Value at Trade Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$28,246,455	$(28,246,455)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Bank of America	$1,997,819	$(2,368,666)	$(370,847)	$370,847	$—
Barclays Bank PLC	5,170,951	(4,248,314)	922,637	(311,233)	611,404
BNP Paribas	17,698,586	(20,902,018)	(3,203,432)	3,203,432	—
Citibank NA	14,020,555	(13,367,823)	652,732	—	652,732

See Notes to Financial Statements.

PGIM Global Total Return Fund	139

Schedule of Investments (continued)

as of October 31, 2018

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Citigroup Global Markets	$5,042	$(191,606)	$(186,564)	$186,564	$—
Credit Suisse International	1,118,872	(390,389)	728,483	(728,483)	—
Deutsche Bank AG	25,851,914	(15,197,269)	10,654,645	(10,654,645)	—
Goldman Sachs International	15,403,010	(17,742,898)	(2,339,888)	1,956,583	(383,305)
Hong Kong & Shanghai Bank	3,618,199	(3,167,913)	450,286	(28,294)	421,992
JPMorgan Chase	7,917,134	(5,663,257)	2,253,877	(1,631,497)	622,380
JPMorgan Securities	70,583	(28,411)	42,172	—	42,172
Morgan Stanley	32,795,522	(25,429,496)	7,366,026	(7,730,000)	(363,974)
Toronto Dominion	1,336,031	(436,341)	899,690	(852,830)	46,860
UBS AG	2,348,662	(1,960,624)	388,038	—	388,038

	$129,352,880	$(111,095,025)	$18,257,855	$(16,219,556)	$2,038,299

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

140

Statement of Assets & Liabilities

as of October 31, 2018

Assets
Investments at value, including securities on loan of $28,246,455:
Unaffiliated investments (cost $1,848,830,063)	$1,773,237,197
Affiliated investments (cost $33,303,553)	33,305,234
Cash	281,513
Foreign currency, at value (cost $2,826,184)	2,823,256
Cash segregated for counterparty—OTC	4,996,583
Unrealized appreciation on OTC forward foreign currency exchange contracts	41,059,895
Dividends and interest receivable	16,925,607
Unrealized appreciation on OTC cross currency exchange contracts	9,308,881
Unrealized appreciation on OTC swap agreements	8,814,806
Receivable for Fund shares sold	5,045,216
Receivable for investments sold	3,328,674
Premiums paid for OTC swap agreements	2,547,079
Due from broker—variation margin swaps	877,552
Unrealized appreciation on OTC forward rate agreements	253,216
Prepaid expenses	13,934

Total Assets	1,902,818,643

Liabilities
Options written outstanding, at value (proceeds received $66,877,549)	68,202,257
Payable to broker for collateral for securities on loan	28,890,077
Unrealized depreciation on OTC forward foreign currency exchange contracts	25,095,434
Premiums received for OTC swap agreements	9,757,534
Payable for Fund shares reacquired	6,828,328
Unrealized depreciation on OTC swap agreements	4,793,606
Due to broker—variation margin futures	3,350,974
Unrealized depreciation on OTC cross currency exchange contracts	2,721,036
Payable for investments purchased	2,301,936
Accrued expenses and other liabilities	532,843
Unrealized depreciation on OTC forward rate agreements	525,158
Management fee payable	480,607
Dividends payable	346,919
Distribution fee payable	71,211
Affiliated transfer agent fee payable	27,325
Affiliated shareholder servicing fee payable	38

Total Liabilities	153,925,283

Net Assets	$1,748,893,360

Net assets were comprised of:
Common stock, at par	$2,727,235
Paid-in capital in excess of par	1,825,398,937
Total distributable earnings (loss)	(79,232,812)

Net assets, October 31, 2018	$1,748,893,360

See Notes to Financial Statements.

PGIM Global Total Return Fund	141

Statement of Assets & Liabilities

as of October 31, 2018

Class A
Net asset value and redemption price per share,
($184,063,521 ÷ 28,922,541 shares of common stock issued and outstanding)	$6.36
Maximum sales charge (4.50% of offering price)	0.30

Maximum offering price to public	$6.66

Class B
Net asset value, offering price and redemption price per share,
($2,168,435 ÷ 340,959 shares of common stock issued and outstanding)	$6.36

Class C
Net asset value, offering price and redemption price per share,
($34,888,745 ÷ 5,492,932 shares of common stock issued and outstanding)	$6.35

Class Z
Net asset value, offering price and redemption price per share,
($765,708,361 ÷ 119,646,676 shares of common stock issued and outstanding)	$6.40

Class R2
Net asset value, offering price and redemption price per share,
($10,366 ÷ 1,609 shares of common stock issued and outstanding)	$6.44

Class R4
Net asset value, offering price and redemption price per share,
($127,041 ÷ 19,705 shares of common stock issued and outstanding)	$6.45

Class R6
Net asset value, offering price and redemption price per share,
($761,926,891 ÷ 118,299,061 shares of common stock issued and outstanding)	$6.44

See Notes to Financial Statements.

142

Statement of Operations

Year Ended October 31, 2018

Net Investment Income (Loss)
Income
Interest income	$44,174,561
Affiliated dividend income	824,949
Income from securities lending, net (including affiliated income of $75,828)	203,910
Unaffiliated dividend income	8,446

Total income	45,211,866

Expenses
Management fee	7,560,300
Distribution fee(a)	862,153
Shareholder servicing fees(a)	38
Transfer agent’s fees and expenses (including affiliated expense of $153,990)(a)	1,209,582
Custodian and accounting fees	428,882
Registration fees(a)	292,681
Shareholders’ reports	227,905
SEC registration fees	171,181
Audit fee	67,318
Directors’ fees	37,520
Legal fees and expenses	35,888
Miscellaneous	29,895

Total expenses	10,923,343
Less: Fee waiver and/or expense reimbursement(a)	(882,036)

Net expenses	10,041,307

Net investment income (loss)	35,170,559

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $(362))	(4,476,822)
Futures transactions	(17,475,434)
Forward rate agreement transactions	(162,720)
Forward and cross currency contract transactions	(13,033,528)
Options written transactions	9,306,330
Swap agreement transactions	11,218,612
Foreign currency transactions	253,038

(14,370,524)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $1,483)	(96,244,538)
Futures	(14,126,096)
Forward rate agreements	(271,942)
Forward and cross currency contracts	22,868,108
Options written	(7,328,759)
Swap agreements	17,393,485
Foreign currencies	(908,697)

(78,618,439)

Net gain (loss) on investment and foreign currency transactions	(92,988,963)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(57,818,404)

See Notes to Financial Statements.

PGIM Global Total Return Fund	143

Statement of Operations

Year Ended October 31, 2018

(a)	Class specific expenses and waivers were as follows:

	Class A	Class B	Class C	Class Z	Class R2	Class R4	Class R6
Distribution fee	469,936	28,846	363,349	—	22	—	—
Shareholder servicing fees	—	—	—	—	9	29	—
Transfer agent’s fees and expenses	351,697	6,200	40,744	803,073	50	78	7,740
Registration fees	26,764	17,043	17,677	121,106	19,707	19,707	70,677
Fee waiver and/or expense reimbursement	(262,076)	(21,418)	(36,231)	(522,814)	(19,744)	(19,753)	—

See Notes to Financial Statements.

144

Statements of Changes in Net Assets

	Year Ended October 31,
	2018	2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$35,170,559	$18,524,017
Net realized gain (loss) on investment and foreign currency transactions	(14,370,524)	(2,589,415)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(78,618,439)	36,819,868

Net increase (decrease) in net assets resulting from operations	(57,818,404)	52,754,470

Dividends and Distributions
Distributions from distributable earnings*
Class A	(6,137,953)	—
Class B	(71,940)	—
Class C	(917,726)	—
Class Z	(22,966,009)	—
Class R2	(255)	—
Class R4	(1,015)	—
Class R6	(22,571,586)	—

	(52,666,484)	—

Tax return of capital distributions
Class A	—	(1,212,278)
Class B	—	(19,335)
Class C	—	(168,785)
Class Z	—	(2,517,498)
Class R6	—	(2,000,759)

	—	(5,918,655)

Dividends from net investment income
Class A		(3,622,440)
Class B		(57,774)
Class C		(504,353)
Class Z		(7,522,604)
Class R6		(5,978,521)

	*	(17,685,692)

Distributions from net realized gains
Class A		(1,042,947)
Class B		(16,634)
Class C		(145,210)
Class Z		(2,165,855)
Class R6		(1,721,293)

	*	(5,091,939)

See Notes to Financial Statements.

PGIM Global Total Return Fund	145

Statements of Changes in Net Assets (continued)

	Year Ended October 31,
	2018		2017
Fund share transactions (Net of share conversions)
Net proceeds from shares sold		$1,290,833,238	$692,691,589
Net asset value of shares issued in reinvestment of dividends and distributions		48,731,606	24,476,768
Cost of shares reacquired		(540,533,576)	(289,373,478)

Net increase (decrease) in net assets from Fund share transactions		799,031,268	427,794,879

Total increase (decrease)		688,546,380	451,853,063

Net Assets:
Beginning of year		1,060,346,980	608,493,917

End of year(a)		$1,748,893,360	$1,060,346,980

(a) Includes undistributed/(distributions in excess of) net investment income of:	$	*	$(2,289,345)

*	For the year ended October 31, 2018, the Fund has adopted amendments to Regulation S-X (refer to Note 9).

See Notes to Financial Statements.

146

Notes to Financial Statements

Prudential Global Total Return Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company and currently consists of two funds: PGIM Global Total Return (USD Hedged) Fund and PGIM Global Total Return Fund, each of which are non-diversified funds for purposes of the 1940 Act. These financial statements relate only to the PGIM Global Total Return Fund (the “Fund”). Effective June 11, 2018, the names of the Fund and the other funds which comprise the Company were changed by replacing “Prudential” with “PGIM” and each fund’s Class Q shares were renamed Class R6 shares.

The investment objective of the Fund is to seek total return, made up of current income and capital appreciation.

1. Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Company’s Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, a Valuation Committee has been established as two persons, being one or more officers of the Company, including: the Company’s Treasurer (or the Treasurer’s direct reports); and the Company’s Chief or Deputy Chief Compliance Officer (or Vice-President-level direct reports of the Chief or Deputy Chief Compliance Officer). Under the current valuation procedures, the Valuation Committee of the Board is responsible for supervising the valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting period-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur

PGIM Global Total Return Fund	147

Notes to Financial Statements (continued)

when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820—Fair Value Measurements and Disclosures.

Derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Bank loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Bank loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy. Bank loans valued based on a single broker

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quote or at the original transaction price in excess of five business days are classified as Level 3 in the fair value hierarchy.

OTC derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach when quoted prices in broker-dealer markets are available but also includes consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing OTC derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated OTC derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain OTC derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are generally valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Fund may invest up to 15% of its net assets in illiquid securities, including those which are restricted

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as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its subadviser and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s subadviser under the guidelines adopted by the Board of the Company. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Connecticut Avenue Securities (CAS) and Structured Agency Credit Risk (STACR): The Fund purchased government controlled Fannie Mae and Freddie Mac securities that transfer most of the cost of defaults to private investors including the Fund. These are insurance-like products that are called CAS by Fannie Mae and STACR securities by Freddie Mac. Payments on the securities are based primarily on the performance of a reference pool of underlying mortgages. With such securities, the Fund could lose some or all of its principal if the underlying mortgages experience credit defaults.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on

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investment transactions. Notwithstanding the above, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation (depreciation) on investments and foreign currencies. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Options: The Fund purchased or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Fund currently owns or intends to purchase. The Fund may also use options to gain additional market exposure. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to

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the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Fund, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Fund, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When the Fund writes an option on a swap, an amount equal to any premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Fund becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Fund becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Fund will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates. Should interest

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rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Bank Loans: The Fund invests in bank loans. Bank loans include fixed and floating rate loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the bank loan market. The Fund may acquire interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution). Under a bank loan assignment, the Fund generally will succeed to all the rights and obligations of an assigning lending institution and becomes a lender under the loan agreement with the relevant borrower in connection with that loan. Under a bank loan participation, the Fund generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Fund generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.

Forward Rate Agreements: Forward rate agreements represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount on a fixed future date. The Fund entered into forward rate agreements to gain yield exposure based on anticipated market conditions at the specified termination date of the agreement.

Swap Agreements: The Fund may enter into credit default, interest rate and other types of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation (depreciation) on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. Any upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

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Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objective. The Fund used interest rate swaps to maintain its ability to generate steady cash flow by receiving a stream of fixed-rate payments and to increase exposure to prevailing market rates by receiving floating rate payments. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

Inflation Swaps: The Fund entered into inflation swap agreements to protect against fluctuations in inflation rates. Inflation swaps are characterized by one party paying a fixed rate in exchange for a floating rate that is derived from an inflation index, such as the Consumer Price Index or UK Retail Price Index. Inflation swaps subject the Fund to interest rate risk.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives, and as such, has entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Fund’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

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The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Fund is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Currency Swaps: The Fund entered into currency swap agreements primarily to gain yield exposure on foreign bonds. Currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates.

Total Return Swaps: In a total return swap, one party receives payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pays a fixed amount. The Fund is subject to risk exposures associated with the referenced asset in the normal course of pursuing its investment objectives. The Fund entered into total return swaps to manage its exposure to a security or an index. The Fund’s maximum risk of loss from counterparty credit risk is the change in the value of the security, in the Fund’s favor, from the point of entering into the contract.

Master Netting Arrangements: The Fund is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the

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other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

The Company, on behalf of the Fund, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of October 31, 2018, the Fund has not met conditions under such agreements which give the counterparty the right to call for an early termination.

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Forward currency contracts, forward rate agreements, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Payment-In-Kind: The Fund invests in the open market or receive pursuant to debt restructuring, securities that pay-in-kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis.Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where

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applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to declare dividends of its net investment income daily and pay such dividends monthly. Distributions of net realized capital and currency gains, if any, are declared and paid at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Agreements

The Company, on behalf of the Fund, has a management agreement with PGIM Investments. Pursuant to this agreement, PGIM Investments has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. In addition, under the management agreement, PGIM Investments provides all of the administrative functions necessary for the organization, operation and management of the Fund. PGIM Investments administers the corporate affairs of the Fund and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund’s custodian and the Fund’s transfer agent. PGIM Investments is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Fund. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Fund, including, but not limited to, the custodian, transfer agent, and accounting agent.

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PGIM Investments has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its PGIM Fixed Income unit. The subadvisory agreement provides that PGIM, Inc. will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PGIM, Inc. is obligated to keep certain books and records of the Fund. PGIM Investments pays for the services of PGIM, Inc., the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PGIM Investments is accrued daily and payable monthly at an annual rate of 0.500% of the Fund’s average daily net assets up to $2 billion and 0.485% of such assets in excess of $2 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.500% for the year ended October 31, 2018.

PGIM Investments has contractually agreed, through February 28, 2019, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 0.88% of average daily net assets for Class A shares, 1.63% of average daily net assets for Class B shares, 1.63% of average daily net assets for Class C shares, 0.63% of average daily net assets for Class Z shares, 1.08% of average daily net assets for Class R2 shares, 0.83% of average daily net assets for Class R4 shares, and 0.58% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Expenses waived/reimbursed by the Manager in accordance with this agreement may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. Effective November 1, 2018 this waiver agreement was extended through February 29, 2020.

Where applicable, PGIM Investments voluntarily agreed through October 31, 2018, to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class and, in addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Effective November 1, 2018 this voluntary agreement became part of the Fund’s contractual waiver agreement through February 29, 2020 and is subject to recoupment by the Manager within the same fiscal year during which such wavier/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Company, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class Z, Class R2, Class R4 and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C and Class R2 shares, pursuant to the plans of distribution (the “Distribution Plans”),

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regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z, Class R4 or Class R6 shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.25%, 1%, 1% and 0.25% of the average daily net assets of the Class A, Class B, Class C and Class R2 shares, respectively.

The Fund has adopted a Shareholder Services Plan with respect to Class R2 and Class R4 shares. Under the terms of the Shareholder Services Plan, Class R2 and Class R4 shares are authorized to pay to Prudential Mutual Fund Services LLC (“PMFS”), its affiliates or third-party service providers, as compensation for services rendered to the shareholders of such Class R2 or Class R4 shares, a shareholder service fee at an annual rate of 0.10% of the average daily net assets attributable to Class R2 and Class R4 shares. The shareholder service fee is accrued daily and paid monthly.

PIMS has advised the Fund that it received $517,266 in front-end sales charges resulting from sales of Class A shares during the year ended October 31, 2018. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended October 31, 2018, it received $7,144, $1,100 and $7,501 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and Class C shareholders, respectively.

PGIM Investments, PGIM, Inc. and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

3. Other Transactions with Affiliates

PMFS, an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors,

160

and/or common officers. Such transactions are subject to ratification by the Board. For the reporting period ended October 31, 2018, no such transactions were entered into by the Fund.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. For the reporting period ended October 31, 2018, PGIM, Inc. was compensated $28,397 by PGIM Investments for managing the Fund’s securities lending cash collateral as subadviser to the Money Market Fund. Earnings from the Core Fund and Money Market Fund are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended October 31, 2018, were $1,151,585,598 and $338,970,223, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended October 31, 2018, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$29,860,170	$558,461,934	$583,978,461	$—	$—	$4,343,643	4,343,643	$824,949
PGIM Institutional Money Market Fund*
23,169,196	181,994,516	176,203,242	1,483	(362)	28,961,591	28,961,591	75,828	**

$53,029,366	$740,456,450	$760,181,703	$1,483	$(362)	$33,305,234		$900,777

*	The Funds did not have any capital gain distributions during the reporting period.
**	This amount is included in “Income from securities lending, net” on the Statement of Operations.

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date.

For the year ended October 31, 2018, the tax character of dividends paid by the Fund was $52,666,484 of ordinary income. For the year ended October 31, 2017, the tax character of dividends paid by the Fund were $21,066,132 of ordinary income, $5,918,655 tax return of capital and $1,711,499 of long-term capital gains.

PGIM Global Total Return Fund	161

Notes to Financial Statements (continued)

As of October 31, 2018, the accumulated undistributed earnings on a tax basis was $15,255,174 of ordinary income.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of October 31, 2018 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$1,834,105,921	$23,757,500	$(89,391,494)	$(65,633,994)

The differences between book basis and tax basis is primarily attributable to deferred losses on wash sales, amortization of premiums, straddle loss deferrals, futures contracts, and other cost basis differences between financial and tax accounting.

For federal income tax purposes, the Fund had a capital loss carryforward as of October 31, 2018 of approximately $28,507,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

6. Capital and Ownership

The Fund offers Class A, Class B, Class C, Class Z, Class R2, Class R4 and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 4.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class B shares are closed to new purchases. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class Z and Class R6 shares are not subject to any sales or redemption charge and are available exclusively for sale to a limited group of investors.

162

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock.

There are 2 billion shares of common stock, at $0.01 par value per share, authorized and divided into eight classes, designated Class A, Class B, Class C, Class Z, Class R2, Class R4, Class R6 and Class T, each of which consists of 200 million, 50 million, 320 million, 650 million, 90 million, 90 million, 475 million and 125 million authorized shares, respectively. The Fund currently does not have any Class T shares outstanding.

As of October 31, 2018, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned 1,487 Class R2 shares and 1,490 Class R4 shares of the Fund. At reporting period end, five shareholders of record held 68% of the Fund’s outstanding shares.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended October 31, 2018:
Shares sold	10,889,230	$73,367,027
Shares issued in reinvestment of dividends and distributions	834,881	5,561,624
Shares reacquired	(6,967,781)	(46,330,288)

Net increase (decrease) in shares outstanding before conversion	4,756,330	32,598,363
Shares issued upon conversion from other share class(es)	556,745	3,674,264
Shares reacquired upon conversion into other share class(es)	(2,290,951)	(15,493,924)

Net increase (decrease) in shares outstanding	3,022,124	$20,778,703

Year ended October 31, 2017:
Shares sold	11,155,719	$72,006,965
Shares issued in reinvestment of dividends and distributions	789,634	5,161,349
Shares reacquired	(7,620,733)	(49,337,578)

Net increase (decrease) in shares outstanding before conversion	4,324,620	27,830,736
Shares issued upon conversion from other share class(es)	165,758	1,072,429
Shares reacquired upon conversion into other share class(es)	(9,124,231)	(57,980,151)

Net increase (decrease) in shares outstanding	(4,633,853)	$(29,076,986)

Class B
Year ended October 31, 2018:
Shares sold	37,578	$257,275
Shares issued in reinvestment of dividends and distributions	8,772	58,565
Shares reacquired	(85,878)	(571,206)

Net increase (decrease) in shares outstanding before conversion	(39,528)	(255,366)
Shares reacquired upon conversion into other share class(es)	(95,908)	(633,247)

Net increase (decrease) in shares outstanding	(135,436)	$(888,613)

Year ended October 31, 2017:
Shares sold	23,153	$152,865
Shares issued in reinvestment of dividends and distributions	11,231	73,317
Shares reacquired	(130,970)	(852,802)

Net increase (decrease) in shares outstanding before conversion	(96,586)	(626,620)
Shares reacquired upon conversion into other share class(es)	(60,036)	(386,018)

Net increase (decrease) in shares outstanding	(156,622)	$(1,012,638)

PGIM Global Total Return Fund	163

Notes to Financial Statements (continued)

Class C	Shares	Amount
Year ended October 31, 2018:
Shares sold	2,294,887	$15,542,300
Shares issued in reinvestment of dividends and distributions	121,101	804,239
Shares reacquired	(1,378,941)	(9,141,921)

Net increase (decrease) in shares outstanding before conversion	1,037,047	7,204,618
Shares reacquired upon conversion into other share class(es)	(224,152)	(1,509,290)

Net increase (decrease) in shares outstanding	812,895	$5,695,328

Year ended October 31, 2017:
Shares sold	1,120,199	$7,342,949
Shares issued in reinvestment of dividends and distributions	101,400	661,926
Shares reacquired	(1,543,694)	(9,912,641)

Net increase (decrease) in shares outstanding before conversion	(322,095)	(1,907,766)
Shares reacquired upon conversion into other share class(es)	(406,239)	(2,637,763)

Net increase (decrease) in shares outstanding	(728,334)	$(4,545,529)

Class Z
Year ended October 31, 2018:
Shares sold	103,397,910	$701,748,505
Shares issued in reinvestment of dividends and distributions	2,967,604	19,758,448
Shares reacquired	(45,990,012)	(305,303,771)

Net increase (decrease) in shares outstanding before conversion	60,375,502	416,203,182
Shares issued upon conversion from other share class(es)	2,449,265	16,637,716
Shares reacquired upon conversion into other share class(es)	(736,644)	(4,882,979)

Net increase (decrease) in shares outstanding	62,088,123	$427,957,919

Year ended October 31, 2017:
Shares sold	45,817,966	$299,229,830
Shares issued in reinvestment of dividends and distributions	1,346,439	8,880,761
Shares reacquired	(27,444,584)	(180,541,029)

Net increase (decrease) in shares outstanding before conversion	19,719,821	127,569,562
Shares issued upon conversion from other share class(es)	9,536,135	60,893,400
Shares reacquired upon conversion into other share class(es)	(17,252,364)	(110,426,883)

Net increase (decrease) in shares outstanding	12,003,592	$78,036,079

Class R2
Period ended October 31, 2018*:
Shares sold	1,571	$10,785
Shares issued in reinvestment of dividends and distributions	38	255

Net increase (decrease) in shares outstanding	1,609	$11,040

Class R4
Period ended October 31, 2018*:
Shares sold	19,550	$129,371
Shares issued in reinvestment of dividends and distributions	155	1,015

Net increase (decrease) in shares outstanding	19,705	$130,386

164

Class R6	Shares	Amount
Year ended October 31, 2018:
Shares sold	73,698,438	$499,777,975
Shares issued in reinvestment of dividends and distributions	3,356,092	22,547,460
Shares reacquired	(26,619,916)	(179,186,390)

Net increase (decrease) in shares outstanding before conversion	50,434,614	343,139,045
Shares issued upon conversion from other share class(es)	363,933	2,442,152
Shares reacquired upon conversion into other share class(es)	(34,169)	(234,692)

Net increase (decrease) in shares outstanding	50,764,378	$345,346,505

Year ended October 31, 2017:
Shares sold	47,261,389	$313,958,980
Shares issued in reinvestment of dividends and distributions	1,444,921	9,699,415
Shares reacquired	(7,318,705)	(48,729,428)

Net increase (decrease) in shares outstanding before conversion	41,387,605	274,928,967
Shares issued upon conversion from other share class(es)	17,086,484	110,223,269
Shares reacquired upon conversion into other share class(es)	(117,532)	(758,283)

Net increase (decrease) in shares outstanding	58,356,557	$384,393,953

*	Commencement of offering was December 27, 2017.

7. Borrowings

The Company, on behalf of the Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 4, 2018 through October 3, 2019. The Funds pay an annualized commitment fee of 0.15% of the unused portion of the SCA. The Fund’s portion of the commitment fee for the unused amount, allocated based upon a method approved by the Board, is accrued daily and paid quarterly. Prior to October 4, 2018, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of 0.15% of the unused portion of the SCA. The interest on borrowings under both SCAs is paid monthly and at a per annum interest rate based upon a contractual spread plus the higher of (1) the effective federal funds rate, (2) the 1-month LIBOR rate or (3) zero percent.

Other affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Fund did not utilize the SCA during the reporting period ended October 31, 2018.

PGIM Global Total Return Fund	165

Notes to Financial Statements (continued)

8. Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below:

Bond Obligations Risk: The Fund’s holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed-income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may not be able to reinvest at the same level and therefore would earn less income.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivative transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many OTC derivative instruments will not have liquidity beyond the counterparty to the instrument. OTC derivative instruments also involve the risk that the other party will not meet its obligations to the Fund.

Emerging Markets Risk: The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-US investors, or that prevent non-US investors from withdrawing their money at will.

Foreign Securities Risk: The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than US markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability.

166

Interest Rate Risk: The value of an investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk. The Fund may face a heightened level of interest rate risk as a result of the US Federal Reserve Board’s policies. The Fund’s investments may lose value if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Liquidity Risk: The Fund may invest in instruments that trade in lower volumes and are less liquid than other investments. Liquidity risk exists when particular investments made by the Fund are difficult to purchase or sell. Liquidity risk includes the risk that the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. The reduction in dealer market-making capacity in the fixed-income markets that has occurred in recent years also has the potential to reduce liquidity. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Non-diversification Risk: The Fund is non-diversified, meaning that the Fund may invest a greater percentage of its assets in the securities of a single company or industry than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund.

9. Recent Accounting Pronouncements and Reporting Updates

In August 2018, the Securities and Exchange Commission (the “SEC”) adopted amendments to Regulation S-X to update and simplify the disclosure requirements for registered investment companies by eliminating requirements that are redundant or duplicative of US GAAP requirements or other SEC disclosure requirements. The new amendments require the presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and the total, rather than the components, of dividends from net investment income and distributions from net realized gains on the Statements of Changes in Net Assets. The amendments also removed the requirement for the parenthetical disclosure of undistributed net investment income on the Statements of Changes in Net Assets and certain tax adjustments that were reflected in the Notes to Financial Statements. All of these have been reflected in the Fund’s financial statements.

PGIM Global Total Return Fund	167

Notes to Financial Statements (continued)

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the Fund’s policy for the timing of transfers between levels. The amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management has evaluated the implications of certain provisions of the ASU and has determined to early adopt aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

168

Financial Highlights

Class A Shares
	Year Ended October 31,
	2018	2017	2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$6.75	$6.64	$6.45	$6.88	$6.92
Income (loss) from investment operations:
Net investment income (loss)	0.14	0.14	0.17	0.17	0.19
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.31)	0.19	0.25	(0.37)	0.06
Total from investment operations	(0.17)	0.33	0.42	(0.20)	0.25
Less Dividends and Distributions:
Dividends from net investment income*	(0.22)	(0.13)	(0.12)	(0.04)	(0.15)
Tax return of capital distributions	-	(0.05)	(0.03)	(0.19)	(0.14)
Distributions from net realized gains	-	(0.04)	(0.08)	-	-
Total dividends and distributions	(0.22)	(0.22)	(0.23)	(0.23)	(0.29)
Net asset value, end of year	$6.36	$6.75	$6.64	$6.45	$6.88
Total Return(b):	(2.65)%	5.12%	6.60%	(2.90)%	3.67%

Ratios/Supplemental Data:
Net assets, end of year (000)	$184,064	$174,732	$202,770	$157,404	$190,394
Average net assets (000)	$187,975	$175,014	$169,299	$175,942	$163,155
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.88%	0.88%	0.97%	1.05%	1.25%
Expenses before waivers and/or expense reimbursement	1.02% (e)	0.99%	1.14%	1.24%	1.30%
Net investment income (loss)	2.11%	2.12%	2.57%	2.50%	2.79%
Portfolio turnover rate(f)	40%	75%	86%	95%	65%

*	Dividends from net investment income may include other items that are ordinary income for tax purposes.
(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The distributor of the Fund had contractually agreed to limit its distribution and service (12b-1) fees to 0.25% of the average daily net assets through March 8, 2015. Effective March 9, 2015, the contractual distribution and service (12b-1) fees were reduced from 0.30% to 0.25% of the average daily net assets.

(e)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Global Total Return Fund	169

Financial Highlights (continued)

Class B Shares
	Year Ended October 31,
	2018	2017	2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$6.74	$6.64	$6.44	$6.88	$6.92
Income (loss) from investment operations:
Net investment income (loss)	0.09	0.09	0.12	0.12	0.14
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.30)	0.18	0.26	(0.38)	0.06
Total from investment operations	(0.21)	0.27	0.38	(0.26)	0.20
Less Dividends and Distributions:
Dividends from net investment income*	(0.17)	(0.10)	(0.08)	(0.03)	(0.10)
Tax return of capital distributions	-	(0.03)	(0.02)	(0.15)	(0.14)
Distributions from net realized gains	-	(0.04)	(0.08)	-	-
Total dividends and distributions	(0.17)	(0.17)	(0.18)	(0.18)	(0.24)
Net asset value, end of year	$6.36	$6.74	$6.64	$6.44	$6.88
Total Return(b):	(3.23)%	4.20%	5.99%	(3.75)%	2.90%

Ratios/Supplemental Data:
Net assets, end of year (000)	$2,168	$3,212	$4,202	$4,660	$6,548
Average net assets (000)	$2,885	$3,559	$4,457	$5,469	$6,790
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.63%	1.63%	1.72%	1.80%	2.00%
Expenses before waivers and/or expense reimbursement	2.37% (d)	1.74%	1.89%	1.97%	2.00%
Net investment income (loss)	1.34%	1.39%	1.85%	1.77%	2.05%
Portfolio turnover rate(e)	40%	75%	86%	95%	65%

*	Dividends from net investment income may include other items that are ordinary income for tax purposes.
(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

170

Class C Shares
	Year Ended October 31,
	2018	2017	2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$6.73	$6.63	$6.44	$6.86	$6.90
Income (loss) from investment operations:
Net investment income (loss)	0.09	0.09	0.12	0.12	0.14
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.30)	0.18	0.25	(0.36)	0.06
Total from investment operations	(0.21)	0.27	0.37	(0.24)	0.20
Less Dividends and Distributions:
Dividends from net investment income*	(0.17)	(0.10)	(0.08)	(0.03)	(0.10)
Tax return of capital distributions	-	(0.03)	(0.02)	(0.15)	(0.14)
Distributions from net realized gains	-	(0.04)	(0.08)	-	-
Total dividends and distributions	(0.17)	(0.17)	(0.18)	(0.18)	(0.24)
Net asset value, end of year	$6.35	$6.73	$6.63	$6.44	$6.86
Total Return(b):	(3.24)%	4.19%	5.82%	(3.48)%	2.90%

Ratios/Supplemental Data:
Net assets, end of year (000)	$34,889	$31,509	$35,848	$29,427	$34,691
Average net assets (000)	$36,335	$31,191	$30,873	$33,144	$30,378
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.63%	1.63%	1.72%	1.80%	2.00%
Expenses before waivers and/or expense reimbursement	1.73% (d)	1.74%	1.89%	1.97%	2.00%
Net investment income (loss)	1.37%	1.39%	1.83%	1.76%	2.05%
Portfolio turnover rate(e)	40%	75%	86%	95%	65%

*	Dividends from net investment income may include other items that are ordinary income for tax purposes.
(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Global Total Return Fund	171

Financial Highlights (continued)

Class Z Shares
	Year Ended October 31,
	2018	2017	2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$6.78	$6.67	$6.47	$6.90	$6.94
Income (loss) from investment operations:
Net investment income (loss)	0.16	0.15	0.18	0.18	0.21
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.31)	0.20	0.27	(0.36)	0.06
Total from investment operations	(0.15)	0.35	0.45	(0.18)	0.27
Less Dividends and Distributions:
Dividends from net investment income*	(0.23)	(0.15)	(0.14)	(0.05)	(0.17)
Tax return of capital distributions	-	(0.05)	(0.03)	(0.20)	(0.14)
Distributions from net realized gains	-	(0.04)	(0.08)	-	-
Total dividends and distributions	(0.23)	(0.24)	(0.25)	(0.25)	(0.31)
Net asset value, end of year	$6.40	$6.78	$6.67	$6.47	$6.90
Total Return(b):	(2.25)%	5.35%	7.00%	(2.66)%	3.92%

Ratios/Supplemental Data:
Net assets, end of year (000)	$765,708	$390,194	$303,960	$115,119	$119,628
Average net assets (000)	$648,173	$340,627	$153,146	$129,045	$71,247
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.63%	0.63%	0.72%	0.80%	1.00%
Expenses before waivers and/or expense reimbursement	0.71% (d)	0.74%	0.89%	0.96%	1.00%
Net investment income (loss)	2.39%	2.35%	2.77%	2.73%	3.00%
Portfolio turnover rate(e)	40%	75%	86%	95%	65%

*	Dividends from net investment income may include other items that are ordinary income for tax purposes.
(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

172

Class R2 Shares
	December 27, 2017(a) through October 31, 2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$6.90
Income (loss) from investment operations:
Net investment income (loss)	0.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.38)
Total from investment operations	(0.29)
Less Dividends and Distributions:
Dividends from net investment income*	(0.17)
Net asset value, end of period	$6.44
Total Return(c):	(4.24)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$10
Average net assets (000)	$10
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.08%	(e)
Expenses before waivers and/or expense reimbursement	236.32%	(e)
Net investment income (loss)	1.67%	(e)
Portfolio turnover rate(f)	40%

*	Dividends from net investment income may include other items that are ordinary income for tax purposes.
(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Global Total Return Fund	173

Financial Highlights (continued)

Class R4 Shares
	December 27, 2017(a) through October 31, 2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$6.90
Income (loss) from investment operations:
Net investment income (loss)	0.12
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.38)
Total from investment operations	(0.26)
Less Dividends and Distributions:
Dividends from net investment income*	(0.19)
Net asset value, end of period	$6.45
Total Return(c):	(3.88)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$127
Average net assets (000)	$33
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.83%	(e)
Expenses before waivers and/or expense reimbursement	70.94%	(e)
Net investment income (loss)	2.23%	(e)
Portfolio turnover rate(f)	40%

*	Dividends from net investment income may include other items that are ordinary income for tax purposes.
(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

174

Class R6 Shares
	Year Ended October 31,
	2018	2017	2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$6.82	$6.72	$6.53	$6.97	$6.94
Income (loss) from investment operations:
Net investment income (loss)	0.16	0.16	0.19	0.17	0.23
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.30)	0.18	0.26	(0.36)	0.12
Total from investment operations	(0.14)	0.34	0.45	(0.19)	0.35
Less Dividends and Distributions:
Dividends from net investment income*	(0.24)	(0.15)	(0.15)	(0.05)	(0.18)
Tax return of capital distributions	-	(0.05)	(0.03)	(0.20)	(0.14)
Distributions from net realized gains	-	(0.04)	(0.08)	-	-
Total dividends and distributions	(0.24)	(0.24)	(0.26)	(0.25)	(0.32)
Net asset value, end of year	$6.44	$6.82	$6.72	$6.53	$6.97
Total Return(b):	(2.19)%	5.21%	6.90%	(2.71)%	5.09%

Ratios/Supplemental Data:
Net assets, end of year (000)	$761,927	$460,700	$61,713	$27,141	$869
Average net assets (000)	$636,670	$271,620	$40,135	$19,157	$295
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.58%	0.58%	0.59%	0.72%	0.87%
Expenses before waivers and/or expense reimbursement	0.58% (d)	0.59%	0.76%	0.82%	0.87%
Net investment income (loss)	2.39%	2.33%	2.86%	2.64%	3.24%
Portfolio turnover rate(e)	40%	75%	86%	95%	65%

*	Dividends from net investment income may include other items that are ordinary income for tax purposes.
(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Global Total Return Fund	175

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders

Prudential Global Total Return Fund, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of PGIM Global Total Return Fund (formerly Prudential Global Total Return Fund) (the “Fund”), a series of Prudential Global Total Return Fund, Inc., including the schedule of investments, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for the years or periods indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2018, by correspondence with the custodians, transfer agents and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Retail investment companies since 2003.

New York, New York

December 18, 2018

176

Federal Income Tax Information (unaudited)

For the year ended October 31, 2018, the Fund reports the maximum amount allowable but not less than 27.56% as interest related dividends in accordance with Sections 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

In January 2019, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of distributions received by you in calendar year 2018.

PGIM Global Total Return Fund	177

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS  (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding (60) Board Member Portfolios Overseen: 93	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (since 2009); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon (66) Board Member Portfolios Overseen: 93	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

Linda W. Bynoe (66) Board Member Portfolios Overseen: 93	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

PGIM Global Total Return Fund

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Barry H. Evans (58) Board Member Portfolios Overseen: 92	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014– 2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Director, Manulife Trust Company (since 2011); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein (62) Board Member & Independent Chair Portfolios Overseen: 93	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick (56) Board Member Portfolios Overseen: 92	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Corporate Capital Trust (since April 2017) (a business development company); Independent Director, Kabbage, Inc. (since July 2018) (financial services).	Since September 2017

Michael S. Hyland, CFA (73) Board Member Portfolios Overseen: 93	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Richard A. Redeker (75) Board Member Portfolios Overseen: 93	Retired Mutual Fund Senior Executive (50 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.	Since October 1993

PGIM Global Total Return Fund

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Brian K. Reid (56)# Board Member Portfolios Overseen: 92	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

#	Mr. Reid joined the Board effective as of March 1, 2018.

Interested Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker (56) Board Member & President Portfolios Overseen: 93	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

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Interested Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin (45) Board Member & Vice President Portfolios Overseen:93	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Grace C. Torres* (59) Board Member Portfolios Overseen: 92	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

* Note: Prior to her retirement in 2014, Ms. Torres was employed by PGIM Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.

PGIM Global Total Return Fund

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Raymond A. O’Hara (63) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012

Chad A. Earnst (43) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of PGIM Investments LLC; Chief Compliance Officer (September 2014-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global Short Duration High Yield Income Fund, Inc., PGIM Short Duration High Yield Fund, Inc. and PGIM Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since September 2014

Dino Capasso (44) Deputy Chief Compliance Officer	Vice President and Deputy Chief Compliance Officer (June 2017-Present) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

Andrew R. French (56) Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

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Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Jonathan D. Shain (60) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005

Claudia DiGiacomo (44) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Charles H. Smith (45) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007 – December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998 —January 2007).	Since January 2017

Brian D. Nee (52) Treasurer and Principal Financial and Accounting Officer	Vice President and Head of Finance of PGIM Investments LLC (since August 2015) and PGIM Global Partners (since February 2017); formerly, Vice President, Treasurer’s Department of Prudential (September 2007-August 2015).	Since July 2018

Peter Parrella (60) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since June 2007

Lana Lomuti (51) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Linda McMullin (57) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since April 2014

Kelly A. Coyne (50) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

PGIM Global Total Return Fund

∎

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM Short Duration High Yield Fund, Inc., PGIM Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM Global Total Return Fund1 (the “Fund”) consists of twelve individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”), the Fund’s subadvisory agreement with PGIM, Inc. (“PGIM”), on behalf of its PGIM Fixed Income unit, and the Fund’s sub-subadvisory agreement with PGIM Limited (“PGIML”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 7, 2018 and on June 19-21, 2018 and approved the renewal of the agreements through July 31, 2019, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments, PGIM, and where appropriate, affiliates of PGIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments, the subadviser, and, as relevant, its affiliates, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout

[1]	PGIM Global Total Return Fund is a series of Prudential Global Total Return Fund, Inc.

PGIM Global Total Return Fund

Approval of Advisory Agreements (continued)

the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7, 2018 and on June 19-21, 2018.

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, between PGIM Investments and PGIM, which, through its PGIM Fixed Income unit, serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, and between PGIM and PGIML, which serves as the Fund’s sub-subadviser pursuant to the terms of a sub-subadvisory agreement with PGIM, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments, PGIM Fixed Income, and PGIML. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser and sub-subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PGIM Investments’ oversight of the subadviser and sub-subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser and sub-subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Fixed Income and PGIML, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser and sub-subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser and sub-subadviser, to renew the subadvisory and sub-subadvisory agreements.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund, PGIM Fixed

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Income, and PGIML, and also considered the qualifications, backgrounds and responsibilities of PGIM Fixed Income’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’, PGIM Fixed Income’s, and PGIML’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments, PGIM Fixed Income, and PGIML. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments, PGIM Fixed Income, and PGIML. The Board noted that PGIM Fixed Income and PGIML are affiliated with PGIM Investments.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments, the subadvisory services provided to the Fund by PGIM Fixed Income, and the sub-subadvisory services provided by PGIML, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments, PGIM Fixed Income, and PGIML under the management, subadvisory and sub-subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board noted that the cost of services provided by PGIM Investments to the Fund during the year ended December 31, 2017 exceeded the management fees paid by the Fund, resulting in an operating loss to PGIM Investments. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’

PGIM Global Total Return Fund

Approval of Advisory Agreements (continued)

investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments, PGIM Fixed Income, and PGIML

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Fixed Income, PGIML and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Fixed Income and PGIML included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PGIM Investments, PGIM Fixed Income, and PGIML were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2017.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2017. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

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The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also may have provided supplemental Peer Universe or Peer Group information, for reasons addressed with the Board. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Gross Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	1st Quartile	1st Quartile	1st Quartile
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund outperformed its benchmark index over all periods.
•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap, which (exclusive of certain fees and expenses) caps the Fund’s annual operating expenses at 0.88% for Class A shares, 1.63% for Class B shares, 1.63% for Class C shares, 0.63% for Class Z shares, 1.08% for Class R2 shares, 0.83% for Class R4 shares, and 0.58% for Class R6 shares through February 29, 2020.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Global Total Return Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.pgiminvestments.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Brian D. Nee, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Andrew R. French, Secretary • Chad A. Earnst, Chief Compliance Officer • Dino Capasso, Vice President and Deputy Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	225 Liberty Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Global Total Return Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM GLOBAL TOTAL RETURN FUND

SHARE CLASS	A	B	C	Z	R2	R4	R6*
NASDAQ	GTRAX	PBTRX	PCTRX	PZTRX	PGTOX	PGTSX	PGTQX
CUSIP	74439A103	74439A202	74439A301	74439A400	74439A863	74439A855	74439A509

*Formerly known as Class Q shares.

MF169E

PGIM GLOBAL TOTAL RETURN (USD HEDGED) FUND

(Formerly known as Prudential Global Total Return (USD Hedged) Fund)

ANNUAL REPORT

OCTOBER 31, 2018

COMING SOON: PAPERLESS SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.pgiminvestments.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-225-1852 or by sending an e-mail request to PGIM Investments at shareholderreports@pgim.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary or follow instructions included with this notice to elect to continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-225-1852 or send an email request to shareholderreports@pgim.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

To enroll in e-delivery, go to pgiminvestments.com/edelivery

Objective: Total return, through a combination of current income and capital appreciation

Highlights (unaudited)

•

The Fund underperformed the Bloomberg Barclays Global Aggregate (USD Hedged) Index, with duration and yield curve positioning, currency selection, and sector and security selection all detracting from performance.

•	Positioning in developed market Treasuries and high-quality structured products added to performance.

•

Although overall yield curve and duration positioning hurt performance, in developed market rates a yield curve flattener positioning in the euro added to performance. In emerging markets, long-duration positioning in Brazilian rates was a strong contributor.

•	Positioning in developed and emerging market sovereign debt, and security selection in investment-grade corporate bonds, hurt performance.

•

In developed market rates, long-duration positioning and yield curve-flattener positioning in the US was the largest detractor from performance. Long-duration positioning in Norwegian rates also limited results. In emerging markets, positioning in Mexican rates hurt performance.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2018 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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PGIM FUNDS — UPDATE

The Board of Directors/Trustees for the Fund has approved the implementation of an automatic conversion feature for Class C shares, effective as of April 1, 2019. To reflect these changes, effective April 1, 2019, the section of the Fund’s Prospectus entitled “How to Buy, Sell and Exchange Fund Shares—How to Exchange Your Shares—Frequent Purchases and Redemptions of Fund Shares” is restated to read as follows:

This supplement should be read in conjunction with your Summary Prospectus, Statutory Prospectus and Statement of Additional Information, be retained for future reference and is in addition to any existing Fund supplements.

1.	In each Fund’s Statutory Prospectus, the following is added at the end of the section entitled “Fund Distributions And Tax Issues—If You Sell or Exchange Your Shares”:

Automatic Conversion of Class C Shares

The conversion of Class C shares into Class A shares—which happens automatically approximately 10 years after purchase—is not a taxable event for federal income tax purposes. For more information about the automatic conversion of Class C shares, see Class C Shares Automatically Convert to Class A Shares in How to Buy, Sell and Exchange Fund Shares.

2.

In each Fund’s Statutory Prospectus, the following sentence is added at the end of the section entitled “How to Buy, Sell and Exchange Shares—Closure of Certain Share Classes to New Group Retirement Plans”:

Shareholders owning Class C shares may continue to hold their Class C shares until the shares automatically convert to Class A shares under the conversion schedule, or until the shareholder redeems their Class C shares.

3.

In each Fund’s Statutory Prospectus, the following disclosure is added immediately following the section entitled “How to Buy, Sell and Exchange Shares—How to Buy Shares—Class B Shares Automatically Convert to Class A Shares”:

Class C Shares Automatically Convert to Class A Shares

Starting on or about April 1, 2019 (the “Effective Date”), Class C shares will be eligible for automatic conversion into Class A shares on a monthly basis approximately ten years after the original date of purchase (the “Conversion Date”). Conversion will take place based on the relative NAV of the two classes, without the imposition of any sales load, fee or other charge. All such automatic conversions of Class C shares will constitute tax-free exchanges for federal income tax purposes.

For shareholders investing in Class C shares through retirement plans or omnibus accounts, and in certain other instances, the Fund and its agents may not have

PGIM Global Total Return (USD Hedged) Fund	3

transparency into how long a shareholder has held Class C shares for purposes of determining whether such Class C shares are eligible for automatic conversion into Class A shares, and the relevant financial intermediary may not have the ability to track purchases in order to credit individual shareholders’ holding periods. In these circumstances, the Fund will not be able to automatically convert Class C shares into Class A shares as described above. In order to determine eligibility for conversion in these circumstances, it is the responsibility of the financial intermediary to notify the Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the financial intermediary may be required to maintain and provide the Fund with records that substantiate the holding period of Class C shares. It is the financial intermediary’s (and not the Fund’s) responsibility to keep records of transactions made in accounts it holds and to ensure that the shareholder is credited with the proper holding period based on such records or those provided to the financial intermediary by the shareholder. Please consult with your financial intermediary for the applicability of this conversion feature to your shares.

A financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or different eligibility requirements for the exchange of Class C shares for Class A shares (see Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries of the Prospectus). Please consult with your financial intermediary if you have any questions regarding your shares’ conversion from Class C shares to Class A shares.

4.

In Part II of each Fund’s Statement of Additional Information, the following disclosure is added immediately following the section entitled “Purchase, Redemption and Pricing of Fund Shares—Share Classes—Automatic Conversion of Class B Shares”:

AUTOMATIC CONVERSION OF CLASS C SHARES. Starting on or about April 1, 2019 (the “Effective Date”), Class C shares will be eligible for automatic conversion into Class A shares on a monthly basis approximately ten years after the original date of purchase (the “Conversion Date”). Conversion will take place based on the relative NAV of the two classes, without the imposition of any sales load, fee or other charge. Class C shares of a Fund acquired through automatic reinvestment of dividends or distributions will convert to Class A shares of the Fund on the Conversion Date pro rata with the converting Class C shares of the Fund that were not acquired through reinvestment of dividends or distributions. All such automatic conversions of Class C shares will constitute tax-free exchanges for federal income tax purposes.

For shareholders investing in Class C shares through retirement plans or omnibus accounts, and in certain other instances, the Fund and its agents may not have transparency into how long a shareholder has held Class C shares for purposes of determining whether such Class C shares are eligible for automatic conversion into Class A shares, and the relevant financial intermediary may not have the ability to track purchases in order to credit individual shareholders’ holding periods. In these circumstances, the

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Fund will not be able to automatically convert Class C shares into Class A shares as described above. In order to determine eligibility for conversion in these circumstances, it is the responsibility of the financial intermediary to notify the Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the financial intermediary may be required to maintain and provide the Fund with records that substantiate the holding period of Class C shares. It is the financial intermediary’s (and not the Fund’s) responsibility to keep records of transactions made in accounts it holds and to ensure that the shareholder is credited with the proper holding period based on such records or those provided to the financial intermediary by the shareholder. Please consult with your financial intermediary for the applicability of this conversion feature to your shares.

Class C shares were generally closed to investments by new group retirement plans effective June 1, 2018. Group retirement plans (and their successor, related and affiliated plans) that have Class C shares of the Fund available to participants on or before the Effective Date may continue to open accounts for new participants in such share class and purchase additional shares in existing participant accounts.

The Fund has no responsibility for monitoring or implementing a financial intermediary’s process for determining whether a shareholder meets the required holding period for conversion. A financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or different eligibility requirements for the exchange of Class C shares for Class A shares, as set forth on Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries of the Prospectus. In these cases, Class C shareholders may have their shares exchanged for Class A shares under the policies of the financial intermediary. Financial intermediaries will be responsible for making such exchanges in those circumstances. Please consult with your financial intermediary if you have any questions regarding your shares’ conversion from Class C shares to Class A shares.

LR1094

- Not part of the Annual Report -

PGIM Global Total Return (USD Hedged) Fund	5

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Letter from the President

Dear Shareholder:

We hope you find the annual report for PGIM Global Total Return (USD Hedged) Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2018.

We have important information to share with you. Effective June 11, 2018.

Prudential Mutual Funds were renamed PGIM Funds. This renaming is part of our ongoing effort to further build our reputation and establish our global brand, which began when our firm adopted PGIM Investments as its name in April 2017. Please note that only the Fund’s name has changed. Your Fund’s management and operation, along with its symbols, remained the same.*

During the reporting period, the global economy continued to grow, and central banks gradually tightened monetary policy. In the US, the economy expanded and employment increased. In September, the Federal Reserve hiked interest rates for the eighth time since 2015, based on confidence in the economy.

Equity returns on the whole were strong, due to optimistic earnings expectations and investor sentiment. Global equities, including emerging markets, generally posted positive returns. However, they trailed the performance of US equities, which rose on higher corporate profits, new regulatory policies, and tax reform benefits. Volatility spiked briefly early in the period on inflation concerns, rising interest rates, and a potential global trade war, and again late in the period on worries that profit growth might slow in 2019.

The overall bond market declined modestly during the period, as measured by the Bloomberg Barclays US Aggregate Bond Index. The best performance came from higher-yielding, economically sensitive sectors, such as high yield bonds and bank loans, which posted small gains. US investment-grade corporate bonds and US Treasury bonds both finished the period with negative returns. A major trend during the period was the flattening of the US Treasury yield curve, which increased the yield on fixed income investments with shorter maturities and made them more attractive to investors.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This investment expertise allows us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Stuart S. Parker, President

PGIM Global Total Return (USD Hedged) Fund

December 14, 2018

*The Prudential Day One Funds did not change their names.

PGIM Global Total Return (USD Hedged) Fund	7

Your Fund’s Performance (unaudited)

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852.

Total Returns as of 10/31/18 (without sales charges)
Since Inception* (%)
Class A	–2.54 (12/12/17)
Class C	–3.19 (12/12/17)
Class Z	–2.34 (12/12/17)
Class R6**	–2.29 (12/12/17)
Bloomberg Barclays Global Aggregate (USD Hedged) Index	0.05
Lipper Global Income Funds Average	–2.50

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Bloomberg Barclays Global Aggregate (USD Hedged) Index by portraying the initial account values at the commencement of operations for Class Z shares (December 12, 2017) and the account values at the end of the current fiscal period (October 31, 2018) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including

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management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC and Lipper Inc.

*Not annualized

**Formerly known as Class Q shares.

Since Inception returns for the Index and the Lipper Average are measured from the closest month-end to the Fund’s inception date.

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6*
Maximum initial sales charge	4.50% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	1.00%	None	None

*Formerly known as Class Q shares.

Benchmark Definitions

Bloomberg Barclays Global Aggregate (USD Hedged) Index—The Bloomberg Barclays Global Aggregate (USD Hedged) Index is an unmanaged index of global investment-grade fixed income markets. The three major components of this index are the US Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. Returns for the index are hedged to the US Dollar.

PGIM Global Total Return (USD Hedged) Fund	9

Your Fund’s Performance (continued)

Lipper Global Income Funds Average—The Lipper Global Income Funds Average (Lipper Average) is based on the average return of all funds in the Lipper Global Income Funds universe. Funds in the Lipper Average invest primarily in US dollar and non-US dollar debt securities of issuers located in at least three countries, one of which may be the United States.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes.

Distributions and Yields as of 10/31/18
	Total Distributions Paid for the Period* ($)	SEC 30-Day Subsidized Yield** (%)	SEC 30-Day Unsubsidized Yield*** (%)
Class A	0.26	2.42	–166.13
Class C	0.19	1.78	–199.97
Class Z	0.28	2.78	–80.73
Class R6****	0.28	2.83	0.11

*Inception date: 12/27/17

**SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements).

***SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses. The investor experience is represented by the SEC 30-Day Subsidized Yield.

****Formerly known as Class Q shares.

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Credit Quality expressed as a percentage of total investments as of 10/31/18 (%)
AAA	29.3
AA	9.8
A	13.4
BBB	26.4
BB	8.0
B	4.2
CCC	0.2
Not Rated	5.2
Cash/Cash Equivalents	3.6
Total	100.0

Source: PGIM Fixed Income

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by a NRSRO. Credit ratings are subject to change. Values may not sum to 100.0% due to rounding.

PGIM Global Total Return (USD Hedged) Fund	11

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM Global Total Return (USD Hedged) Fund’s Class Z shares returned –2.34% since the Fund’s inception on December 12, 2017, through October 31, 2018 (the reporting period), underperforming the 0.05% return of the Bloomberg Barclays Global Aggregate (USD Hedged) Index (the Index) and outperforming the –2.50% return of the Lipper Global Income Funds Average.

What were market conditions?

•

At the beginning of the reporting period, the newly passed US tax law package was expected to continue to pressure future budget deficits, which would heighten the need for international deficit financing via increased Treasury issuance. Some thought that this could offset the positive effects of potential regulatory reform and pause the widening in long-dated swap spreads. In Europe, market expectations of diminished asset purchases by the European Central Bank (ECB) improved access to lending channels, and slightly larger bank balance sheets were thought to contribute to higher euro rates, especially in Germany.

•

Long-term interest rates in developed markets continued their ascent in the first quarter of 2018 amid further signs of synchronized global growth and the expected effects of US fiscal stimulus. While the increase in rates was notable for its breadth, the scale of the sell-off created numerous opportunities in developed markets as the second quarter got underway. In the US, yields rose across the curve on hawkish Federal Reserve (Fed) rhetoric, anticipated fiscal stimulus from the recently passed tax law and budget deals, and increased Treasury supply, particularly at the front (short-term) end of the yield curve. In Europe, the ECB’s continued quantitative easing (QE) asset purchases meant there would be zero net issuance. That said, the ECB tapered its monthly QE purchases from $60 billion to $30 billion in the first quarter. Many expected it could have announced a conclusion to the purchases in September 2018, albeit with reinvestments likely to continue. PGIM Fixed Income believes the ECB’s first rate hike could emerge by the second quarter of 2019.

•

In the second quarter of 2018, US rates diverged from other developed-market interest rates. With inflation on target, unemployment down, and the Fed continuing its cautious rate-hiking cycle, US long-term yields finished the quarter relatively unchanged. In contrast, the ECB emphasized downside risks in the economy, primarily stemming from trade, indicating the likely need for low rates through the summer of 2019. Similarly, the Bank of Japan (BoJ) signaled easy policy for the long haul as it delayed and lowered its expected path for rising inflation. In line with the central banks’ reading, long-term rates in Japan and Europe ended the second quarter at lows for the year. In China, rates rallied substantially, with yields falling to three-year lows as its central bank eased policy in an effort to support growth.

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•

In the third quarter and October 2018, while the markets were volatile, the underlying causes were more or less constant with minor variations. After a decade of balance sheet expansion, the G3 (US, Japan, and eurozone) central banks are finally—at least in aggregate—turning off the liquidity spigot. The Fed is in the lead, hiking rates and implementing its roll-off of securities from its balance sheet at an accelerating pace. The ECB is in the final months of its asset-purchase program, which undoubtedly will be followed by rising anxiety surrounding the timing and pace of eventual rate hikes, in PGIM Fixed Income’s view. Meanwhile, the BoJ is sending mixed messages. Realizing it is taking longer than initially expected to hit its 2% inflation target, the BoJ is trying to improve its long-term policy effectiveness. It has taken steps, such as reducing its amounts of bond purchases and widening its target range for the 10-year Japanese government bond (JGB) yield, with the intent of reducing its stranglehold on the market and steepening the yield curve. These policy changes have tipped the scales, switching the G3 central bank balance sheets from aggressive growth to a path of stasis. The switch from “net buy” to “net hold” means the market’s primary source of steady capital injections over the last decade is more or less gone, leaving open markets to adjust to supply and demand on their own.

What worked?

•	Positioning in developed market Treasuries and high-quality structured products added to performance.

•

Although overall yield curve and duration positioning hurt performance, in developed market rates a yield curve flattener positioning in the euro added to performance. In emerging markets, long-duration positioning in Brazilian rates was a strong contributor.

•	Although overall currency positioning hurt performance, underweights in the Chilean peso, Chinese yuan, and Swiss franc helped offset some of the losses.

What didn’t work?

•	The Fund underperformed its Index during the reporting period, with duration and yield curve positioning, currency selection, and sector and security selection all detracting from performance.

•	Positioning in developed and emerging market sovereign debt, and security selection in investment-grade corporate bonds, hurt performance.

•

In developed market rates, long-duration positioning and yield curve-flattener positioning in the US was the largest detractor from performance. Long-duration positioning in Norwegian rates also limited results. In emerging markets, positioning in Mexican rates hurt performance.

•	Currency positioning hurt performance in the period. Overweights in the Indian rupee, Brazilian real, Russian ruble, and Indonesian rupiah were the largest detractors.

PGIM Global Total Return (USD Hedged) Fund	13

Strategy and Performance Overview (continued)

Did the Fund hold derivatives, and how did they affect performance?

•

The Fund used interest rate futures and swaps to implement its investment strategy, as well as to help manage duration and yield curve exposure. The use of interest rate futures and swaps had a positive impact on the Fund’s performance in the reporting period.

•	To implement most currency strategies, the Fund employed foreign exchange derivatives, which negatively impacted performance.

Current outlook

•

As of the end of the period, PGIM Fixed Income maintained its positive view of fundamentals in the credit sectors of the fixed income market. The Fund held positions in spread sectors, including high yield, emerging market (EM), and structured products such as commercial mortgage-backed securities (CMBS), collateralized loan obligations (CLOs), non-agency mortgage-backed securities, and asset-backed securities (ABS). It also ended the period with an underweight in investment-grade corporates.

•

At period-end, the Fund was overweight debt of European peripheral countries as well as a select group of emerging market issuers (mostly sovereign debt). Relative to its benchmark, the Fund held an underweight in the Swiss franc and the euro and an overweight in the US dollar. The Fund maintained a select set of small underweights and overweights within emerging market and “commodity” currencies. Examples include overweights in the Peruvian nuevo sol, Thai baht, and Indian rupee, and underweights in the Chinese yuan, Hungarian forint, and South Africa rand.

•

In investment-grade corporates, PGIM Fixed Income continues to favor higher-quality financials and electric utilities over industrials subject to event risk. Within industrials, the Fund is focusing on select issuers where an “event” has passed as higher-quality corporates continue to lever up and merger-and-acquisition (M&A) activity remains a concern.

•

A combination of solid fundamentals (strong earnings and low defaults) and favorable technicals (limited net supply and persistent institutional demand from Asia) has left PGIM Fixed Income with a modestly positive view on US high yield in the near term. However, concerns over current valuations, risk appetite on recent lower-quality M&A transactions reminiscent of 2007, as well as broader concerns about trade wars and the timing of the next recession, have prompted PGIM Fixed Income to take a cautious view longer term.

•

Within CMBS, PGIM Fixed Income continues to find value in high-quality securities of new-issue conduit deals. In ABS, the Fund has maintained a fundamentally driven, up-in-quality focus, favoring select securitizations from originators of unsecured consumer, subprime auto, and private refinance student loans that practice strong underwriting and display robust structural features.

•

The Fund has a very small allocation to government-related sectors such as Treasuries and agency mortgage-backed securities, as PGIM Fixed Income finds more compelling value in the aforementioned sectors.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2018. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period

PGIM Global Total Return (USD Hedged) Fund	15

Fees and Expenses (continued)

and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Global Total Return (USD Hedged) Fund		Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$982.90	0.88%	$4.40
	Hypothetical	$1,000.00	$1,020.77	0.88%	$4.48
Class C	Actual	$1,000.00	$979.20	1.63%	$8.13
	Hypothetical	$1,000.00	$1,016.99	1.63%	$8.29
Class Z	Actual	$1,000.00	$984.10	0.63%	$3.15
	Hypothetical	$1,000.00	$1,022.03	0.63%	$3.21
Class R6**	Actual	$1,000.00	$984.40	0.58%	$2.90
	Hypothetical	$1,000.00	$1,022.28	0.58%	$2.96

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2018, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2018 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

**Formerly known as Class Q shares.

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Schedule of Investments

as of October 31, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
LONG-TERM INVESTMENTS 94.1%

ASSET-BACKED SECURITIES 20.6%

Cayman Islands 14.2%
Bain Capital Credit CLO, Series 2018-01A, Class A1, 144A, 3 Month LIBOR + 0.960%	3.437	%(c)	04/23/31	250	$249,825
Brookside Mill CLO Ltd., Series 2013-01A, Class BR, 144A, 3 Month LIBOR + 1.350%	3.799	(c)	01/17/28	250	248,205
Carlyle Global Market Strategies CLO Ltd., Series 2014-01A, Class A1R2, 144A, 3 Month LIBOR + 0.970%	3.419	(c)	04/17/31	250	250,241
Cent CLO Ltd., Series C17A, Class A1AR, 144A, 3 Month LIBOR + 1.030%	3.330	(c)	04/30/31	250	249,610
Greenwood Park CLO Ltd., Series 2018-01A, Class A2, 144A, 3 Month LIBOR + 1.010%	3.446	(c)	04/15/31	250	249,265
Greywolf CLO Ltd., Series 2018-01A, Class A1, 144A, 3 Month LIBOR + 1.030%	3.538	(c)	04/26/31	250	248,499
MidOcean Credit CLO,
Series 2018-08A, Class A1, 144A, 3 Month LIBOR + 1.150%	3.472	(c)	02/20/31	250	249,592
Series 2018-08A, Class B, 144A, 3 Month LIBOR + 1.650%	3.972	(c)	02/20/31	250	248,943
OZLM Ltd., Series 2014-06A, Class A2AS, 144A, 3 Month LIBOR + 1.750%	4.199	(c)	04/17/31	250	249,828
Telos CLO Ltd., Series 2013-04A, Class AR, 144A, 3 Month LIBOR + 1.240%	3.689	(c)	01/17/30	250	249,256
TICP CLO Ltd., Series 2015-01A, Class BR, 144A, 3 Month LIBOR + 1.300%	3.769	(c)	07/20/27	250	248,277
Tryon Park CLO Ltd., Series 2013-01A, Class A2R, 144A, 3 Month LIBOR + 1.500%	3.936	(c)	04/15/29	250	249,451

See Notes to Financial Statements.

PGIM Global Total Return (USD Hedged) Fund	17

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
ASSET-BACKED SECURITIES (Continued)

Cayman Islands (cont’d.)
Venture CLO Ltd., Series 2016-24A, Class A1D, 144A, 3 Month LIBOR + 1.420%	3.889	%(c)	10/20/28		250	$250,095
Voya CLO Ltd., Series 2013-02A, Class A1R, 144A, 3 Month LIBOR + 0.970%	3.460	(c)	04/25/31		250	248,598

						3,489,685

Ireland 2.3%
Arbour CLO Ltd., Series 2018-03A, Class B1R, 144A	1.920	(cc)	03/15/29	EUR	250	282,707
Armada Euro CLO, Series 2018-02A, Class A3, 144A	1.500	(cc)	11/15/31	EUR	250	282,964

						565,671

Spain 0.6%
TFS, Series 2018-03, Class A1, 1 Month EURIBOR + 2.900%	2.900	(c)	03/16/23	EUR	140	158,272

United States 3.5%
Battalion CLO Ltd., Series 2018-12A, Class A1, 144A, 3 Month LIBOR + 1.070%	3.400	(c)	05/17/31		250	248,814
Citibank Credit Card Issuance Trust, Series 2018-A07, Class A7	3.960		10/13/30		100	100,619
Credit Suisse Mortgage Trust, Series 2018-03R, Class 1A1, 144A, 1 Month LIBOR + 1.200%	3.474	(c)	12/25/46		63	62,853
Oportun Funding LLC, Series 2018-A, Class A, 144A	3.610		03/08/24		250	246,698
PNMAC GMSR Issuer Trust,
Series 2018-GT01, Class A, 144A, 1 Month LIBOR + 2.850%	5.131	(c)	02/25/23		100	101,068
Series 2018-GT02, Class A, 144A, 1 Month LIBOR + 2.650%	4.931	(c)	08/25/25		100	100,699

						860,751

TOTAL ASSET-BACKED SECURITIES (cost $5,136,325)						5,074,379

See Notes to Financial Statements.

18

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES 9.6%

United States
BANK, Series 2018-BN10, Class A4	3.428%		02/15/61		250	$238,370
Benchmark Mortgage Trust,
Series 2018-B02, Class A3	3.544		02/15/51		200	196,476
Series 2018-B03, Class A3	3.746		04/10/51		125	123,894
Series 2018-B1, Class A3	3.355		01/15/51		175	170,904
Citigroup Commercial Mortgage Trust, Series 2018-B02, Class A3	3.744		03/10/51		150	147,094
FHLMC Multifamily Structured Pass-Through Certificates, Series K052, Class X1, IO	0.669	(cc)	11/25/25		4,648	175,441
GS Mortgage Securities Trust, Series 2018-GS09, Class A3	3.727		03/10/51		125	121,990
UBS Commercial Mortgage Trust,
Series 2017-C07, Class A3	3.418		12/15/50		750	714,857
Series 2018-C08, Class A3	3.720		02/15/51		250	243,653
Wells Fargo Commercial Mortgage Trust, Series 2016-LC24, Class A3	2.684		10/15/49		250	229,424

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $2,462,279)						2,362,103

CORPORATE BONDS 21.7%

Canada 1.0%
Bombardier, Inc., Sr. Unsec’d. Notes, 144A	7.500		12/01/24		25	25,406
Hydro-Quebec, Local Gov’t. Gtd. Notes	9.375		04/15/30		150	224,406

						249,812

China 0.9%
CNAC HK Finbridge Co. Ltd., Gtd. Notes	1.750		06/14/22	EUR	100	112,641
Sinopec Group Overseas Development Ltd., Gtd. Notes	1.000		04/28/22	EUR	100	114,752

						227,393

France 0.5%
Credit Agricole Assurances SA, Sub. Notes	4.250		01/29/49	EUR	100	117,123

See Notes to Financial Statements.

PGIM Global Total Return (USD Hedged) Fund	19

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

Germany 1.9%
Deutsche Bahn Finance GmbH, Gtd. Notes, MTN	3.800%	09/27/27	AUD	100	$72,673
Deutsche Bank AG, Sr. Unsec’d. Notes	3.150	01/22/21		200	195,017
Nidda Healthcare Holding GmbH, Sr. Sec’d. Notes	3.500	09/30/24	EUR	100	111,565
Takko Luxembourg SCA, Sr. Sec’d. Notes, MTN	5.375	11/15/23	EUR	100	82,400

					461,655

Italy 1.7%
Assicurazioni Generali SpA, Sub. Notes, EMTN	5.500	10/27/47	EUR	100	117,548
Intesa Sanpaolo SpA, Sr. Unsec’d. Notes, 144A	3.375	01/12/23		200	181,109
Rossini Sarl, Sr. Sec’d. Notes, 144A	6.750	10/30/25	EUR	100	115,247

					413,904

Kazakhstan 0.2%
Kazakhstan Temir Zholy National Co. JSC, Gtd. Notes	3.638	06/20/22	CHF	50	51,637

Mexico 1.3%
Petroleos Mexicanos, Gtd. Notes	3.625	11/24/25	EUR	300	327,900

Netherlands 0.6%
Nederlandse Waterschapsbank NV, Sr. Unsec’d. Notes, MTN	3.400	07/22/25	AUD	200	144,841

Russia 0.5%
Gazprom OAO Via Gaz Capital SA, Sr. Unsec’d. Notes	4.250	04/06/24	GBP	100	127,853

Spain 0.5%
Adif-Alta Velocidad, Sr. Unsec’d. Notes, EMTN	1.875	01/28/25	EUR	100	117,916

See Notes to Financial Statements.

20

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

Supranational Bank 0.5%
African Development Bank, Sr. Unsec’d. Notes, EMTN	0.500%	09/21/21	NZD	200	$122,177

Switzerland 0.8%
UBS Group Funding Switzerland AG, Gtd. Notes, 144A	4.125	09/24/25		200	196,760

United Kingdom 1.7%
CPUK Finance Ltd., Sec’d. Notes	4.875	02/28/47	GBP	100	127,431
DS Smith PLC, Sr. Unsec’d. Notes, MTN	1.375	07/26/24	EUR	100	109,227
Royal Bank of Scotland Group PLC, Sr. Unsec’d. Notes	3.875	09/12/23		200	192,403

					429,061

United States 9.6%
American International Group, Inc., Sr. Unsec’d. Notes	1.875	06/21/27	EUR	100	112,198
Beazer Homes USA, Inc., Gtd. Notes	8.750	03/15/22		50	50,375
Calpine Corp., Sr. Unsec’d. Notes	5.375	01/15/23		100	94,750
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec’d. Notes, 144A	5.000	02/01/28		75	69,891
Celgene Corp., Sr. Unsec’d. Notes	3.450	11/15/27		100	91,124
CHS/Community Health Systems, Inc., Sr. Sec’d. Notes	6.250	03/31/23		50	45,985
Discovery Communications LLC, Gtd. Notes	4.900	03/11/26		100	101,125
DISH DBS Corp., Gtd. Notes	7.750	07/01/26		75	67,125
First Data Corp., Gtd. Notes, 144A	7.000	12/01/23		100	103,700
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	3.815	11/02/27		200	171,962
General Motors Financial Co., Inc., Gtd. Notes	3.850	01/05/28		100	88,462
Kinder Morgan, Inc., Gtd. Notes	4.300	03/01/28		200	193,347

See Notes to Financial Statements.

PGIM Global Total Return (USD Hedged) Fund	21

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

United States (cont’d.)
Kraft Heinz Foods Co., Gtd. Notes	3.000%	06/01/26		100	$89,245
L Brands, Inc., Gtd. Notes	5.250	02/01/28		40	34,112
Liberty Mutual Group, Inc., Gtd. Notes	2.750	05/04/26	EUR	100	120,040
Morgan Stanley,
Sr. Unsec’d. Notes, EMTN	1.342	10/23/26	EUR	100	110,591
Sub. Notes, GMTN	4.350	09/08/26		100	97,385
MPLX LP, Sr. Unsec’d. Notes	4.000	03/15/28		25	23,479
Nationstar Mortgage Holdings, Inc., Gtd. Notes, 144A	8.125	07/15/23		15	15,262
Newell Brands, Inc., Sr. Unsec’d. Notes	4.200	04/01/26		100	91,870
NRG Energy, Inc., Gtd. Notes	5.750	01/15/28		53	52,867
Sally Holdings LLC/Sally Capital, Inc., Gtd. Notes	5.500	11/01/23		50	48,125
Scientific Games International, Inc., Gtd. Notes	6.625	05/15/21		50	48,375
Shire Acquisitions Investments Ireland DAC, Gtd. Notes	3.200	09/23/26		25	22,656
United Rentals North America, Inc., Gtd. Notes	5.500	05/15/27		100	94,875
Vistra Energy Corp., Gtd. Notes	5.875	06/01/23		50	50,750
Vistra Operations Co. LLC, Gtd. Notes, 144A	5.500	09/01/26		10	9,850
William Lyon Homes, Inc., Gtd. Notes	6.000	09/01/23		50	45,625
Williams Cos., Inc. (The), Sr. Unsec’d. Notes	3.600	03/15/22		100	98,372
Zimmer Biomet Holdings, Inc., Sr. Unsec’d. Notes	1.414	12/13/22	EUR	100	115,441

					2,358,964

TOTAL CORPORATE BONDS (cost $5,725,632)					5,346,996

See Notes to Financial Statements.

22

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES 1.0%

Bermuda 0.7%
Bellemeade Re Ltd., Series 2018-01A, Class M1B, 144A, 1 Month LIBOR + 1.600%	3.881	%(c)	04/25/28		167	$167,871

United States 0.3%
LSTAR Securities Investment Trust, Series 2018-02, Class A1, 144A, 1 Month LIBOR + 1.500%	3.756	(c)	04/01/23		80	79,618

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $246,568)						247,489

SOVEREIGN BONDS 37.3%

Argentina 2.0%
Argentine Republic Government International Bond,
Sr. Unsec’d. Notes	3.375		01/15/23	EUR	200	189,206
Sr. Unsec’d. Notes	7.820		12/31/33	EUR	137	140,751
Sr. Unsec’d. Notes	7.820		12/31/33	EUR	69	70,138
Provincia de Buenos Aires, Sr. Unsec’d. Notes	5.375		01/20/23	EUR	100	92,822

						492,917

Austria 0.6%
Republic of Austria Government International Bond, Sr. Unsec’d. Notes, 144A, MTN	5.375		12/01/34	CAD	160	148,088

Brazil 0.8%
Brazil Minas SPE via State of Minas Gerais, Gov’t. Gtd. Notes	5.333		02/15/28		200	193,750

Bulgaria 0.5%
Bulgaria Government International Bond, Unsec’d. Notes, GMTN	3.125		03/26/35	EUR	100	120,060

Canada 0.5%
City of Toronto Canada, Unsec’d. Notes	3.500		12/06/21	CAD	150	116,288

See Notes to Financial Statements.

PGIM Global Total Return (USD Hedged) Fund	23

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
SOVEREIGN BONDS (Continued)

Chile 0.5%
Chile Government International Bond, Sr. Unsec’d. Notes	1.440%		02/01/29	EUR	115	$128,157

Colombia 1.0%
Colombia Government International Bond, Sr. Unsec’d. Notes, EMTN	3.875		03/22/26	EUR	200	254,845

Croatia 0.9%
Croatia Government International Bond, Sr. Unsec’d. Notes	6.000		01/26/24		200	215,423

Cyprus 1.7%
Cyprus Government International Bond,
Sr. Unsec’d. Notes, EMTN	4.250		11/04/25	EUR	50	65,230
Unsec’d. Notes, EMTN	2.750		06/27/24	EUR	300	361,323

						426,553

Dominican Republic 0.4%
Dominican Republic International Bond, Sr. Unsec’d. Notes	5.950		01/25/27		100	99,500

France 1.4%
French Republic Government Bond OAT, Bonds	2.750		10/25/27	EUR	260	350,558

Greece 1.9%
Hellenic Republic Government Bond,
Bonds	0.000	(cc)	10/15/42	EUR	6,000	20,387
Bonds	3.000	(cc)	02/24/37	EUR	400	374,172
Sr. Unsec’d. Notes, 144A	3.375		02/15/25	EUR	20	21,956
Hellenic Republic Government International Bond, Sr. Unsec’d. Notes	5.200		07/17/34	EUR	50	56,473

						472,988

Hungary 0.7%
Hungary Government International Bond,
Sr. Unsec’d. Notes	1.750		10/10/27	EUR	100	114,297
Sr. Unsec’d. Notes	6.375		03/29/21		50	52,925

						167,222

See Notes to Financial Statements.

24

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
SOVEREIGN BONDS (Continued)

Indonesia 0.8%
Indonesia Government International Bond, Sr. Unsec’d. Notes, MTN	4.125%		01/15/25		200	$192,043

Israel 0.5%
Israel Government International Bond, Sr. Unsec’d. Notes, EMTN	1.500		01/18/27	EUR	100	114,741

Italy 5.8%
Italy Buoni Poliennali del Tesoro,
Bonds	2.000		12/01/25	EUR	275	291,200
Bonds	2.000		02/01/28	EUR	180	183,975
Bonds	9.000		11/01/23	EUR	300	439,585
Bonds, 144A	2.800		03/01/67	EUR	105	95,166
Unsec’d. Notes	4.500		03/01/26	EUR	250	309,318
Republic of Italy Government International Bond, Sr. Unsec’d. Notes, EMTN, EURIBOR ICE SWAP 11:00 Fft 10Y Index + 0.000% (Cap 7.000%, Floor 2.000%)	2.000	(c)	06/15/20	EUR	100	114,402

						1,433,646

Malaysia 0.4%
Malaysia Government Bond, Sr. Unsec’d. Notes, Ser. 0314	4.048		09/30/21	MYR	457	110,361

Mexico 1.4%
Mexico Government International Bond,
Sr. Unsec’d. Notes, EMTN	1.750		04/17/28	EUR	100	107,230
Sr. Unsec’d. Notes, EMTN	2.375		04/09/21	EUR	100	118,871
Sr. Unsec’d. Notes, GMTN	5.500		02/17/20	EUR	100	120,946

						347,047

New Zealand 0.6%
New Zealand Local Government Funding Agency Bond, Sr. Unsec’d. Notes	4.500		04/15/27	NZD	200	142,096

Panama 0.8%
Panama Government International Bond, Sr. Unsec’d. Notes	3.875		03/17/28		200	192,102

See Notes to Financial Statements.

PGIM Global Total Return (USD Hedged) Fund	25

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
SOVEREIGN BONDS (Continued)

Peru 0.5%
Peruvian Government International Bond, Sr. Unsec’d. Notes	2.750%	01/30/26	EUR	100	$122,779

Poland 0.8%
Republic of Poland Government International Bond, Sr. Unsec’d. Notes	5.000	03/23/22		200	209,198

Portugal 2.6%
Portugal Obrigacoes do Tesouro OT,
Sr. Unsec’d. Notes, 144A	3.875	02/15/30	EUR	435	578,134
Sr. Unsec’d. Notes, 144A	4.100	04/15/37	EUR	55	75,255

					653,389

Romania 0.5%
Romanian Government International Bond, Sr. Unsec’d. Notes, EMTN	3.875	10/29/35	EUR	100	112,302

Saudi Arabia 0.8%
Saudi Government International Bond, Sr. Unsec’d. Notes, EMTN	2.875	03/04/23		200	190,040

Senegal 0.4%
Senegal Government International Bond, Sr. Unsec’d. Notes, 144A	4.750	03/13/28	EUR	100	105,574

Spain 5.6%
Instituto de Credito Oficial, Gov’t. Gtd. Notes, GMTN	0.963	09/22/22	SEK	1,000	109,548
Spain Government Bond,
Bonds, 144A	5.150	10/31/28	EUR	200	301,587
Sr. Unsec’d. Notes, 144A	3.450	07/30/66	EUR	60	76,581
Sr. Unsec’d. Notes, 144A	5.500	04/30/21	EUR	400	515,716
Sr. Unsec’d. Notes, 144A	5.900	07/30/26	EUR	250	380,980

					1,384,412

See Notes to Financial Statements.

26

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
SOVEREIGN BONDS (Continued)

Sweden 1.2%
Svensk Exportkredit AB, Sr. Unsec’d. Notes, EMTN	0.500%	03/15/22	ZAR	2,000	$99,945
Sweden Government International Bond, Sr. Unsec’d. Notes, 144A, MTN	0.125	04/24/23	EUR	180	204,874

					304,819

Turkey 0.5%
Turkey Government International Bond, Sr. Unsec’d. Notes	4.125	04/11/23	EUR	100	112,083

United Arab Emirates 0.8%
Abu Dhabi Government International Bond, Sr. Unsec’d. Notes	2.500	10/11/22		200	191,664

Uruguay 0.4%
Uruguay Government International Bond, Sr. Unsec’d. Notes	4.375	10/27/27		100	98,750

TOTAL SOVEREIGN BONDS (cost $9,962,167)					9,203,395

U.S. GOVERNMENT AGENCY OBLIGATION 0.5%
Indonesia Government USAID Bond Gov’t. Gtd. Notes (cost $137,017)	9.300	07/01/20		129	135,760

U.S. TREASURY OBLIGATIONS 3.4%
U.S. Treasury Bonds(k)	2.750	08/15/47		830	730,205
U.S. Treasury Notes	2.875	10/31/23		35	34,818
U.S. Treasury Notes	2.875	08/15/28		65	63,459

TOTAL U.S. TREASURY OBLIGATIONS (cost $920,233)					828,482

TOTAL LONG-TERM INVESTMENTS (cost $24,590,221)					23,198,604

See Notes to Financial Statements.

PGIM Global Total Return (USD Hedged) Fund	27

Schedule of Investments (continued)

as of October 31, 2018

Description	Shares	Value
SHORT-TERM INVESTMENTS 2.2%

AFFILIATED MUTUAL FUND 2.2%
PGIM Core Ultra Short Bond Fund (cost $527,951)(w)	527,951	$527,951

OPTIONS PURCHASED*~ 0.0% (cost $6,773)		8,993

TOTAL SHORT-TERM INVESTMENTS (cost $534,724)		536,944

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN 96.3% (cost $25,124,945)		23,735,548

OPTIONS WRITTEN*~ (0.0)% (premiums received $6,010)		(2,703)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN 96.3% (cost $25,118,935)		23,732,845
Other assets in excess of liabilities(z) 3.7%		919,362

NET ASSETS 100.0%		$24,652,207

The following abbreviations are used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

A—Annual payment frequency for swaps

BBR—New Zealand Bank Bill Rate

BBSW—Australian Bank Bill Swap Reference Rate

BIBOR—Bangkok Interbank Offered Rate

BROIS—Brazil Overnight Index Swap

BUBOR—Budapest Interbank Offered Rate

CDX—Credit Derivative Index

CLO—Collateralized Loan Obligation

CLOIS—Sinacofi Chile Interbank Rate Average

CMBX—Commercial Mortgage-Backed Index

CMS—Constant Maturity Swap

COOIS—Colombia Overnight Interbank Reference Rate

EIBOR—Emirates Interbank Offered Rate

EMTN—Euro Medium Term Note

EURIBOR—Euro Interbank Offered Rate

FHLMC—Federal Home Loan Mortgage Corporation

GMTN—Global Medium Term Note

ICE—Intercontinental Exchange

IO—Interest Only (Principal amount represents notional)

iTraxx—International Credit Derivative Index

JIBAR—Johannesburg Interbank Agreed Rate

LIBOR—London Interbank Offered Rate

M—Monthly payment frequency for swaps

MIBOR—Mumbai Interbank Offered Rate

See Notes to Financial Statements.

28

MTN—Medium Term Note

NIBOR—Norwegian Interbank Offered Rate

OAT—Obligations Assimilables du Tresor

OTC—Over-the-counter

Q—Quarterly payment frequency for swaps

S—Semiannual payment frequency for swaps

SAIBOR—Saudi Arabian Interbank Offered Rate

STIBOR—Stockholm Interbank Offered Rate

T—Swap payment upon termination

TELBOR—Tel Aviv Interbank Offered Rate

USAID—United States Agency for International Development

USOIS—United States Overnight Index Swap

WIBOR—Warsaw Interbank Offered Rate

AED—United Arab Emirates Dirham

ARS—Argentine Peso

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CLP—Chilean Peso

CNH—Chinese Renminbi

COP—Colombian Peso

CZK—Czech Koruna

EUR—Euro

GBP—British Pound

HUF—Hungarian Forint

IDR—Indonesian Rupiah

ILS—Israeli Shekel

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

MYR—Malaysian Ringgit

NOK—Norwegian Krone

NZD—New Zealand Dollar

PEN—Peruvian Nuevo Sol

PHP—Philippine Peso

PLN—Polish Zloty

RUB—Russian Ruble

SAR—Saudi Arabian Riyal

SEK—Swedish Krona

SGD—Singapore Dollar

THB—Thai Baht

TRY—Turkish Lira

TWD—New Taiwanese Dollar

USD—US Dollar

ZAR—South African Rand

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
~	See tables subsequent to the Schedule of Investments for options detail.
^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $(1,411) and (0.0)% of net assets.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at October 31, 2018.

See Notes to Financial Statements.

PGIM Global Total Return (USD Hedged) Fund	29

Schedule of Investments (continued)

as of October 31, 2018

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of October 31, 2018. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Options Purchased:

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
2- Year 10 CMS Curve CAP	Call	Barclays Bank PLC	07/12/21	0.11%	—	325	$305
2- Year 10 CMS Curve CAP	Call	Barclays Bank PLC	07/13/21	0.11%	—	315	296
2- Year 10 CMS Curve CAP	Call	Bank of America	08/16/21	0.15%	—	790	728
2- Year 10 CMS Curve CAP	Call	Bank of America	08/20/21	0.15%	—	1,565	4,493
2- Year 10 CMS Curve CAP	Call	Bank of America	09/13/21	0.14%	—	1,600	1,722

Total OTC Traded (cost $4,713)							$7,544

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value
CDX.NA.HY.31.V1, 12/20/23	Call	Bank of America	03/20/19	$107.50	5.00%(Q)	CDX.NA.HY. 31.V1(Q)	185	$173
CDX.NA.HY.31.V1, 12/20/23	Call	Deutsche Bank AG	03/20/19	$107.50	5.00%(Q)	CDX.NA.HY. 31.V1(Q)	185	173
CDX.NA.HY.31.V1, 12/20/23	Call	Bank of America	03/20/19	$106.50	5.00%(Q)	CDX.NA.HY. 31.V1(Q)	170	385
iTraxx.XO.29.V1, 06/20/23	Call	BNP Paribas	12/19/18	275.00	5.00%(Q)	iTraxx.XO.29.V1(Q)	EUR 400	718

Total OTC Swaptions (cost $2,060)								$1,449

Total Options Purchased (cost $6,773)								$8,993

Options Written:

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
Lebanese Republic, 8.25%, 04/12/21^	Put	Deutsche Bank AG	04/08/19	$66.00	—	70	$(82)

(premiums received $371)

See Notes to Financial Statements.

30

Options Written (continued):

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive		Pay		Notional Amount (000)#	Value
CDX.NA.HY.31.V1, 12/20/23	Put	Deutsche Bank AG	03/20/19	$98.00	5.00	%(Q)	CDX.NA.HY. 31.V1	(Q)	185	$(1,113)
CDX.NA.HY.31.V1, 12/20/23	Put	Bank of America	03/20/19	$98.00	5.00	%(Q)	CDX.NA.HY. 31.V1	(Q)	185	(1,113)
iTraxx.XO.29.V1, 06/20/23	Put	BNP Paribas	12/19/18	400.00	5.00	%(Q)	iTraxx.XO.29.V1	(Q)	EUR 400	(395)

Total OTC Swaptions (premiums received $5,639)										$(2,621)

Total Options Written (premiums received $6,010)										$(2,703)

Futures contracts outstanding at October 31, 2018:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
	Long Positions:
4	90 Day Euro Dollar	Dec. 2020	$967,950	$(2,575)
5	10 Year U.K. Gilt	Dec. 2018	782,322	550
25	10 Year U.S. Treasury Notes	Dec. 2018	2,960,938	984
6	20 Year U.S. Treasury Bonds	Dec. 2018	828,750	(32,102)
8	30 Year U.S. Ultra Treasury Bonds	Dec. 2018	1,193,750	(82,668)
116	5 Year U.S. Treasury Notes	Dec. 2018	13,036,406	(108,523)

				(224,334)

	Short Positions:
3	10 Year Euro-Bund	Dec. 2018	544,553	(759)
4	90 Day Euro Dollar	Dec. 2021	968,300	1,950
20	2 Year U.S. Treasury Notes	Dec. 2018	4,213,125	4,178
1	30 Year Euro Buxl	Dec. 2018	200,365	(68)
24	5 Year Euro-Bobl	Dec. 2018	3,572,993	(45)
23	Euro Schatz. DUA Index	Dec. 2018	2,917,039	(1,048)

				4,208

				$(220,126)

See Notes to Financial Statements.

PGIM Global Total Return (USD Hedged) Fund	31

Schedule of Investments (continued)

as of October 31, 2018

Forward foreign currency exchange contracts outstanding at October 31, 2018:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Argentine Peso,
Expiring 11/30/18	BNP Paribas	ARS	428	$11,191	$11,476	$285	$—
Expiring 11/30/18	BNP Paribas	ARS	426	11,164	11,418	254	—
Australian Dollar,
Expiring 01/18/19	Toronto Dominion	AUD	146	104,000	103,214	—	(786)
Expiring 01/18/19	Toronto Dominion	AUD	136	97,000	96,292	—	(708)
British Pound,
Expiring 01/25/19	Toronto Dominion	GBP	81	104,000	104,057	57	—
Canadian Dollar,
Expiring 01/18/19	Citibank NA	CAD	144	110,300	109,309	—	(991)
Expiring 01/18/19	Goldman Sachs International	CAD	147	112,300	111,771	—	(529)
Expiring 01/18/19	Toronto Dominion	CAD	119	91,000	90,650	—	(350)
Expiring 01/18/19	Toronto Dominion	CAD	109	83,000	82,615	—	(385)
Chilean Peso,
Expiring 12/19/18	JPMorgan Chase	CLP	58,000	86,850	83,397	—	(3,453)
Colombian Peso,
Expiring 12/14/18	Citibank NA	COP	187,171	59,250	58,024	—	(1,226)
Expiring 12/14/18	JPMorgan Chase	COP	184,658	57,717	57,245	—	(472)
Czech Koruna,
Expiring 01/25/19	UBS AG	CZK	1,876	84,000	82,577	—	(1,423)
Euro,
Expiring 01/25/19	Deutsche Bank AG	EUR	22	25,000	24,872	—	(128)
Indian Rupee,
Expiring 01/11/19	Goldman Sachs International	INR	6,460	86,234	86,603	369	—
Expiring 01/11/19	Goldman Sachs International	INR	6,176	82,899	82,792	—	(107)
Expiring 01/11/19	JPMorgan Chase	INR	24,043	322,772	322,335	—	(437)
Expiring 01/11/19	JPMorgan Chase	INR	19,379	257,619	259,809	2,190	—
Indonesian Rupiah,
Expiring 12/19/18	Barclays Bank PLC	IDR	4,540,938	297,858	296,708	—	(1,150)
Expiring 12/19/18	Barclays Bank PLC	IDR	3,207,072	211,883	209,552	—	(2,331)
Expiring 12/19/18	Barclays Bank PLC	IDR	1,378,980	90,000	90,104	104	—
Expiring 12/19/18	JPMorgan Chase	IDR	2,642,210	174,012	172,644	—	(1,368)
Expiring 12/19/18	JPMorgan Chase	IDR	603,453	39,558	39,430	—	(128)
Israeli Shekel,
Expiring 01/28/19	Barclays Bank PLC	ILS	118	32,000	31,996	—	(4)
Japanese Yen,
Expiring 01/25/19	Toronto Dominion	JPY	7,722	69,000	68,980	—	(20)
New Taiwanese Dollar,
Expiring 01/11/19	Citibank NA	TWD	2,150	70,000	69,896	—	(104)
Expiring 01/11/19	JPMorgan Chase	TWD	2,242	73,000	72,903	—	(97)

See Notes to Financial Statements.

32

Forward foreign currency exchange contracts outstanding at October 31, 2018 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
New Taiwanese Dollar (cont’d.),
Expiring 01/11/19	JPMorgan Chase	TWD	2,196	$70,999	$71,388	$389	$—
Expiring 01/11/19	Morgan Stanley	TWD	2,720	88,000	88,433	433	—
New Zealand Dollar,
Expiring 01/18/19	Toronto Dominion	NZD	117	77,000	76,183	—	(817)
Expiring 01/18/19	Toronto Dominion	NZD	108	71,000	70,570	—	(430)
Norwegian Krone,
Expiring 01/25/19	Bank of America	NOK	1,197	145,707	142,636	—	(3,071)
Peruvian Nuevo Sol,
Expiring 12/19/18	BNP Paribas	PEN	952	287,785	281,776	—	(6,009)
Expiring 12/19/18	BNP Paribas	PEN	124	37,000	36,584	—	(416)
Expiring 12/19/18	Citibank NA	PEN	546	163,965	161,609	—	(2,356)
Expiring 12/19/18	JPMorgan Chase	PEN	279	84,182	82,713	—	(1,469)
Expiring 12/19/18	JPMorgan Chase	PEN	278	83,993	82,406	—	(1,587)
Expiring 12/19/18	UBS AG	PEN	224	67,000	66,305	—	(695)
Philippine Peso,
Expiring 12/14/18	Barclays Bank PLC	PHP	6,878	126,000	128,170	2,170	—
Expiring 12/14/18	Barclays Bank PLC	PHP	4,860	89,000	90,554	1,554	—
Expiring 12/14/18	Barclays Bank PLC	PHP	3,763	69,000	70,124	1,124	—
Expiring 12/14/18	Citibank NA	PHP	5,149	95,000	95,946	946	—
Expiring 12/14/18	JPMorgan Chase	PHP	4,453	82,000	82,985	985	—
Expiring 12/14/18	JPMorgan Chase	PHP	3,618	67,000	67,417	417	—
Expiring 12/14/18	JPMorgan Chase	PHP	1,838	34,400	34,244	—	(156)
Expiring 12/14/18	Morgan Stanley	PHP	6,463	119,000	120,433	1,433	—
Expiring 12/14/18	Morgan Stanley	PHP	6,210	114,000	115,709	1,709	—
Expiring 12/14/18	Morgan Stanley	PHP	4,550	83,000	84,785	1,785	—
Russian Ruble,
Expiring 12/19/18	Barclays Bank PLC	RUB	5,607	85,000	84,585	—	(415)
Expiring 12/19/18	Barclays Bank PLC	RUB	4,699	71,000	70,893	—	(107)
Singapore Dollar,
Expiring 11/09/18	Citibank NA	SGD	115	84,000	82,821	—	(1,179)
Expiring 11/09/18	Deutsche Bank AG	SGD	189	138,000	136,508	—	(1,492)
Expiring 11/09/18	JPMorgan Chase	SGD	101	74,000	72,712	—	(1,288)
Expiring 11/09/18	UBS AG	SGD	125	92,000	90,612	—	(1,388)
Expiring 11/09/18	UBS AG	SGD	117	86,000	84,777	—	(1,223)
South African Rand,
Expiring 12/07/18	JPMorgan Chase	ZAR	1,150	79,000	77,601	—	(1,399)
Expiring 12/07/18	UBS AG	ZAR	1,256	88,000	84,768	—	(3,232)
South Korean Won,
Expiring 01/16/19	JPMorgan Chase	KRW	100,211	88,816	88,184	—	(632)
Thai Baht,
Expiring 11/09/18	Citibank NA	THB	3,731	114,000	112,561	—	(1,439)
Expiring 11/09/18	Citibank NA	THB	3,621	112,157	109,245	—	(2,912)

See Notes to Financial Statements.

PGIM Global Total Return (USD Hedged) Fund	33

Schedule of Investments (continued)

as of October 31, 2018

Forward foreign currency exchange contracts outstanding at October 31, 2018 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Thai Baht (cont’d.),
Expiring 11/09/18	Citibank NA	THB	3,303	$101,000	$99,675	$—	$(1,325)
Expiring 11/09/18	Citibank NA	THB	2,779	86,000	83,835	—	(2,165)
Expiring 11/09/18	Citibank NA	THB	2,740	83,000	82,680	—	(320)
Expiring 11/09/18	Citibank NA	THB	2,517	76,000	75,929	—	(71)
Expiring 11/09/18	Deutsche Bank AG	THB	3,865	119,000	116,602	—	(2,398)
Turkish Lira,
Expiring 12/07/18	Barclays Bank PLC	TRY	549	86,000	95,968	9,968	—
Expiring 12/07/18	JPMorgan Chase	TRY	350	55,946	61,129	5,183	—
Expiring 12/07/18	Morgan Stanley	TRY	441	72,000	77,067	5,067	—
Expiring 12/07/18	UBS AG	TRY	483	83,000	84,483	1,483	—

				$6,772,557	$6,754,274	37,905	(56,188)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/18/19	Bank of America	AUD	79	$55,730	$55,780	$—	$(50)
Expiring 01/18/19	Morgan Stanley	AUD	106	75,000	75,043	—	(43)
Expiring 01/18/19	Toronto Dominion	AUD	471	335,003	333,663	1,340	—
Brazilian Real,
Expiring 12/04/18	Goldman Sachs International	BRL	138	37,108	36,971	137	—
Expiring 12/04/18	Goldman Sachs International	BRL	93	22,895	24,906	—	(2,011)
Expiring 12/04/18	JPMorgan Chase	BRL	140	37,572	37,584	—	(12)
Expiring 12/04/18	UBS AG	BRL	92	24,440	24,610	—	(170)
British Pound,
Expiring 12/19/18	Bank of America	GBP	536	694,685	686,745	7,940	—
Expiring 01/25/19	UBS AG	GBP	12	14,886	14,896	—	(10)
Canadian Dollar,
Expiring 01/18/19	Deutsche Bank AG	CAD	216	165,895	164,428	1,467	—
Expiring 01/18/19	Goldman Sachs International	CAD	144	111,119	109,750	1,369	—
Expiring 01/18/19	Toronto Dominion	CAD	95	73,000	72,085	915	—
Chilean Peso,
Expiring 12/19/18	BNP Paribas	CLP	274,260	407,627	394,351	13,276	—
Chinese Renminbi,
Expiring 01/28/19	Deutsche Bank AG	CNH	775	111,000	110,529	471	—
Expiring 01/28/19	Deutsche Bank AG	CNH	551	79,000	78,610	390	—

See Notes to Financial Statements.

34

Forward foreign currency exchange contracts outstanding at October 31, 2018 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Chinese Renminbi (cont’d.),
Expiring 01/28/19	Morgan Stanley	CNH	4,662	$668,350	$665,207	$3,143	$—
Colombian Peso,
Expiring 12/14/18	Barclays Bank PLC	COP	226,471	75,000	70,208	4,792	—
Expiring 12/14/18	Barclays Bank PLC	COP	207,571	69,000	64,348	4,652	—
Expiring 12/14/18	Citibank NA	COP	534,990	171,402	165,851	5,551	—
Czech Koruna,
Expiring 01/25/19	Citibank NA	CZK	5,879	261,303	258,816	2,487	—
Expiring 01/25/19	Deutsche Bank AG	CZK	5,879	262,869	258,817	4,052	—
Euro,
Expiring 12/19/18	UBS AG	EUR	8,220	9,400,835	9,352,656	48,179	—
Expiring 01/25/19	Morgan Stanley	EUR	80	91,886	91,365	521	—
Expiring 01/25/19	Toronto Dominion	EUR	77	88,000	88,022	—	(22)
Expiring 01/25/19	Toronto Dominion	EUR	62	71,000	70,749	251	—
Expiring 01/25/19	UBS AG	EUR	29	33,150	33,080	70	—
Hungarian Forint,
Expiring 01/25/19	JPMorgan Chase	HUF	51,535	185,811	181,156	4,655	—
Expiring 01/25/19	Toronto Dominion	HUF	70,103	251,365	246,428	4,937	—
Expiring 01/25/19	Toronto Dominion	HUF	34,528	124,015	121,374	2,641	—
Expiring 01/25/19	UBS AG	HUF	20,377	72,000	71,629	371	—
Indian Rupee,
Expiring 01/11/19	JPMorgan Chase	INR	9,645	130,000	129,312	688	—
Expiring 01/11/19	JPMorgan Chase	INR	2,570	34,400	34,459	—	(59)
Indonesian Rupiah,
Expiring 12/19/18	Barclays Bank PLC	IDR	2,194,549	143,000	143,394	—	(394)
Expiring 12/19/18	Barclays Bank PLC	IDR	1,359,405	90,000	88,825	1,175	—
Expiring 12/19/18	Barclays Bank PLC	IDR	1,305,020	86,000	85,271	729	—
Expiring 12/19/18	JPMorgan Chase	IDR	1,635,417	108,000	106,859	1,141	—
Expiring 12/19/18	JPMorgan Chase	IDR	1,566,675	104,000	102,368	1,632	—
Expiring 12/19/18	JPMorgan Chase	IDR	1,551,865	101,000	101,400	—	(400)
Expiring 12/19/18	JPMorgan Chase	IDR	1,473,333	97,000	96,269	731	—
Expiring 12/19/18	JPMorgan Chase	IDR	1,465,069	97,000	95,729	1,271	—
Expiring 12/19/18	JPMorgan Chase	IDR	1,037,898	69,000	67,817	1,183	—
Expiring 12/19/18	JPMorgan Chase	IDR	779,225	51,451	50,915	536	—
Expiring 12/19/18	JPMorgan Chase	IDR	607,460	39,549	39,692	—	(143)
Expiring 12/19/18	Morgan Stanley	IDR	848,527	55,953	55,443	510	—
Israeli Shekel,
Expiring 01/28/19	Citibank NA	ILS	941	256,956	254,869	2,087	—
Japanese Yen,
Expiring 01/25/19	UBS AG	JPY	1,912	17,065	17,076	—	(11)
Mexican Peso,
Expiring 12/19/18	JPMorgan Chase	MXN	499	25,998	24,370	1,628	—
Expiring 12/19/18	UBS AG	MXN	3,277	172,991	159,978	13,013	—

See Notes to Financial Statements.

PGIM Global Total Return (USD Hedged) Fund	35

Schedule of Investments (continued)

as of October 31, 2018

Forward foreign currency exchange contracts outstanding at October 31, 2018 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
New Taiwanese Dollar,
Expiring 01/11/19	JPMorgan Chase	TWD	2,155	$70,000	$70,055	$—	$(55)
Expiring 01/11/19	UBS AG	TWD	4,108	135,010	133,580	1,430	—
New Zealand Dollar,
Expiring 01/18/19	Toronto Dominion	NZD	395	256,974	257,775	—	(801)
Peruvian Nuevo Sol,
Expiring 12/19/18	JPMorgan Chase	PEN	302	91,000	89,515	1,485	—
Expiring 12/19/18	JPMorgan Chase	PEN	283	85,000	83,902	1,098	—
Philippine Peso,
Expiring 12/14/18	Barclays Bank PLC	PHP	3,585	66,150	66,809	—	(659)
Expiring 12/14/18	JPMorgan Chase	PHP	6,920	128,000	128,940	—	(940)
Expiring 12/14/18	JPMorgan Chase	PHP	6,674	122,000	124,358	—	(2,358)
Expiring 12/14/18	JPMorgan Chase	PHP	3,216	59,850	59,927	—	(77)
Expiring 12/14/18	Morgan Stanley	PHP	7,047	129,101	131,313	—	(2,212)
Polish Zloty,
Expiring 01/25/19	Goldman Sachs International	PLN	1,623	434,768	424,015	10,753	—
Russian Ruble,
Expiring 12/19/18	JPMorgan Chase	RUB	7,821	116,424	117,987	—	(1,563)
Expiring 12/19/18	JPMorgan Chase	RUB	3,204	47,468	48,333	—	(865)
Singapore Dollar,
Expiring 11/09/18	Citibank NA	SGD	242	177,236	174,899	2,337	—
Expiring 11/09/18	Citibank NA	SGD	92	67,764	66,780	984	—
Expiring 11/09/18	Deutsche Bank AG	SGD	101	73,000	72,989	11	—
Expiring 11/09/18	Deutsche Bank AG	SGD	98	71,000	71,031	—	(31)
Expiring 11/09/18	JPMorgan Chase	SGD	137	100,000	98,944	1,056	—
Expiring 11/09/18	UBS AG	SGD	109	79,000	78,848	152	—
South African Rand,
Expiring 11/09/18	Citibank NA	ZAR	994	69,136	67,332	1,804	—
Expiring 12/07/18	Barclays Bank PLC	ZAR	3,091	202,153	208,572	—	(6,419)
Expiring 12/07/18	Barclays Bank PLC	ZAR	3,091	202,153	208,572	—	(6,419)
Expiring 12/07/18	Citibank NA	ZAR	800	56,030	53,962	2,068	—
Expiring 12/07/18	Citibank NA	ZAR	615	42,702	41,467	1,235	—
Expiring 12/07/18	Citibank NA	ZAR	387	26,659	26,108	551	—
Expiring 12/07/18	Citibank NA	ZAR	265	18,219	17,877	342	—
Expiring 12/07/18	Goldman Sachs International	ZAR	693	44,780	46,742	—	(1,962)
Expiring 12/07/18	JPMorgan Chase	ZAR	676	45,016	45,643	—	(627)
South Korean Won,
Expiring 01/16/19	Barclays Bank PLC	KRW	194,174	170,927	170,870	57	—
Expiring 01/16/19	Barclays Bank PLC	KRW	62,794	55,946	55,257	689	—
Expiring 01/16/19	Goldman Sachs International	KRW	130,976	116,000	115,256	744	—

See Notes to Financial Statements.

36

Forward foreign currency exchange contracts outstanding at October 31, 2018 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
South Korean Won (cont’d.),
Expiring 01/16/19	JPMorgan Chase	KRW	86,648	$76,000	$76,248	$—	$(248)
Swedish Krona,
Expiring 01/25/19	Goldman Sachs International	SEK	2,481	278,258	273,474	4,784	—
Swiss Franc,
Expiring 01/25/19	BNP Paribas	CHF	399	403,764	399,934	3,830	—
Expiring 01/25/19	Toronto Dominion	CHF	399	404,151	399,932	4,219	—
Expiring 01/25/19	Toronto Dominion	CHF	77	77,000	76,956	44	—
Thai Baht,
Expiring 11/09/18	Citibank NA	THB	2,364	71,000	71,316	—	(316)
Expiring 11/09/18	Citibank NA	THB	2,319	70,000	69,983	17	—
Turkish Lira,
Expiring 12/07/18	JPMorgan Chase	TRY	285	49,000	49,828	—	(828)
Expiring 12/07/18	JPMorgan Chase	TRY	71	12,220	12,433	—	(213)

				$20,551,168	$20,401,465	179,621	(29,918)

						$217,526	$(86,106)

Cross currency exchange contracts outstanding at October 31, 2018:

Settlement	Type	Notional Amount (000)	In Exchange For (000)		Unrealized Appreciation	Unrealized Depreciation	Counterparty
OTC Cross Currency Exchange Contract:
01/25/19	Buy	CHF 74	EUR	65	$—	$(31)	Toronto Dominion

Credit default swap agreements outstanding at October 31, 2018:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Buy Protection(1):
Assicurazioni Generali SpA	06/20/23	1.000%(Q)	EUR	100	$7,067	$6,597	$470	Barclays Bank PLC
Kingdom of Spain	06/20/23	1.000%(Q)		100	(2,146)	(2,474)	328	Bank of America
Republic of Argentina	03/20/19	5.000%(Q)		100	(1,426)	(560)	(866)	Hong Kong & Shanghai Bank
Republic of Italy	06/20/19	1.000%(Q)	EUR	60	(114)	(127)	13	Barclays Bank PLC
Republic of Italy	06/20/23	1.000%(Q)		205	4,542	2,949	1,593	Citibank NA
Republic of Italy	06/20/23	1.000%(Q)	EUR	90	5,154	1,296	3,858	Barclays Bank PLC

See Notes to Financial Statements.

PGIM Global Total Return (USD Hedged) Fund	37

Schedule of Investments (continued)

as of October 31, 2018

Credit default swap agreements outstanding at October 31, 2018 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues—Buy Protection(1)(cont’d.):
Republic of Italy	06/20/28	1.000%(Q)	EUR	45	$5,826	$2,796	$3,030	Barclays Bank PLC
Republic of Turkey	06/20/19	1.000%(Q)		80	927	2,315	(1,388)	BNP Paribas
Republic of Turkey	06/20/19	1.000%(Q)		40	463	1,032	(569)	BNP Paribas

					$20,293	$13,824	$6,469

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2018(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues—Sell Protection(2):
Arab Republic of Egypt	06/20/19	1.000%(Q)	70	1.882%	$(308)	$(209)	$(99)	Citibank NA
Kingdom of Spain	06/20/23	1.000%(Q)	100	0.773%	1,085	1,515	(430)	Bank of America
Kingdom of Spain	06/20/23	1.000%(Q)	375	0.773%	4,066	3,949	117	Bank of America
Republic of Indonesia	06/20/23	1.000%(Q)	475	1.440%	(8,215)	(3,003)	(5,212)	Citibank NA
Republic of Italy	06/20/23	1.000%(Q)	205	2.605%	(12,944)	(10,702)	(2,242)	Citibank NA
Republic of Kazakhstan	06/20/23	1.000%(Q)	85	0.688%	1,243	—	1,243	Citibank NA
Republic of Portugal	06/20/23	1.000%(Q)	455	0.927%	1,936	(1,726)	3,662	Goldman Sachs International
Republic of Portugal	12/20/23	1.000%(Q)	50	0.993%	74	(29)	103	Morgan Stanley
Republic of Turkey	06/20/23	1.000%(Q)	40	3.775%	(4,311)	(5,331)	1,020	BNP Paribas
Republic of Turkey	06/20/23	1.000%(Q)	80	3.775%	(8,623)	(10,983)	2,360	BNP Paribas
Russian Federation	12/20/22	1.000%(Q)	50	1.272%	(460)	(125)	(335)	Citibank NA
Russian Federation	06/20/23	1.000%(Q)	50	1.380%	(743)	(980)	237	BNP Paribas
Russian Federation	06/20/23	1.000%(Q)	100	1.380%	(1,486)	(1,665)	179	Morgan Stanley
Russian Federation	06/20/23	1.000%(Q)	150	1.380%	(2,229)	(2,987)	758	Morgan Stanley

					$(30,915)	$(32,276)	$1,361

See Notes to Financial Statements.

38

Credit default swap agreements outstanding at October 31, 2018 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Value at Trade Date	Value at October 31, 2018	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreements on credit indices—Buy Protection(1):
CDX.NA.IG.30.V1	06/20/28	1.000%(Q)		220	$660	$1,666	$1,006
iTraxx.EUR.28.V1	12/20/27	1.000%(Q)	EUR	186	(583)	523	1,106

					$77	$2,189	$2,112

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2018(4)	Value at Trade Date	Value at October 31, 2018	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreement on credit indices—Sell Protection(2):
CDX.NA.HY.30.V1	06/20/23	5.000%(Q)	61	3.457%	$4,496	$4,017	$(479)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2018(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreement on credit indices—Sell Protection(2):
CMBX.NA.6.AA	05/11/63	1.500%(M)	200	*	$1,687	$(1,136)	$2,823	JPMorgan Securities

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Notes to Financial Statements.

PGIM Global Total Return (USD Hedged) Fund	39

Schedule of Investments (continued)

as of October 31, 2018

(3)

Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Fund is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

*

When an implied credit spread is not available, reference the fair value of credit default swap agreements on credit indices and asset-backed securities. Where the Fund is the seller of protection, it serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Forward rate agreements outstanding at October 31, 2018:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Forward Rate Agreements^:
275	07/16/19	3.145%(T)	CM MUNI 30 Year(2)(T)	$(5,190)	$—	$(5,190)	Citibank NA
275	07/16/19	2.180%(T)	CM MUNI 5 Year(1)(T)	3,861	—	3,861	Citibank NA

				$(1,329)	$—	$(1,329)

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.

Inflation swap agreements outstanding at October 31, 2018:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2018	Unrealized Appreciaton (Depreciation)
	Centrally Cleared Inflation Swap Agreements:
EUR	200	05/15/23	1.485%(T)	France CPI ex Tobacco Household(1)(T)	$—	$(595)	$(595)
EUR	200	05/15/23	1.510%(T)	Eurostat Eurozone HICP ex Tobacco(2)(T)	—	(168)	(168)

					$—	$(763)	$(763)

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.

See Notes to Financial Statements.

40

Interest rate swap agreements outstanding at October 31, 2018:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2018	Unrealized Appreciaton (Depreciation)
	Centrally Cleared Interest Rate Swap Agreements:
AUD	920	06/21/23	2.532%(S)	6 Month BBSW(1)(S)	$(1,410)	$(4,244)	$(2,834)
AUD	400	12/18/27	2.696%(S)	6 Month BBSW(2)(S)	—	(1,160)	(1,160)
BRL	569	01/02/25	9.943%(T)	1 Day BROIS(2)(T)	—	7,345	7,345
BRL	609	01/02/25	11.080%(T)	1 Day BROIS(2)(T)	—	17,142	17,142
BRL	293	01/02/25	12.050%(T)	1 Day BROIS(2)(T)	—	12,683	12,683
BRL	98	01/02/25	12.090%(T)	1 Day BROIS(2)(T)	—	4,291	4,291
BRL	78	01/04/27	12.040%(T)	1 Day BROIS(2)(T)	—	3,945	3,945
CAD	5,350	01/09/20	1.716%(S)	3 Month Canadian Banker’s Acceptance(2)(S)	(14,644)	(40,762)	(26,118)
CAD	1,260	05/08/22	1.367%(S)	3 Month Canadian Banker’s Acceptance(1)(S)	27,453	47,314	19,861
CAD	50	01/09/38	2.720%(S)	3 Month Canadian Banker’s Acceptance(2)(S)	—	(1,703)	(1,703)
CAD	50	05/30/47	2.240%(S)	3 Month Canadian Banker’s Acceptance(2)(S)	(1,614)	(5,705)	(4,091)
CAD	40	01/09/48	2.640%(S)	3 Month Canadian Banker’s Acceptance(1)(S)	—	2,122	2,122
CHF	40	04/03/28	0.410%(A)	6 Month CHF LIBOR(2)(S)	—	(18)	(18)
CHF	20	04/03/33	0.687%(A)	6 Month CHF LIBOR(2)(S)	—	(177)	(177)
EUR	915	05/11/20	(0.054)%(A)	6 Month EURIBOR(2)(S)	1,838	2,093	255
EUR	880	05/11/23	0.390%(A)	6 Month EURIBOR(1)(S)	(2,662)	(6,879)	(4,217)
EUR	390	05/15/23	0.221%(A)	6 Month EURIBOR(2)(S)	—	(1,066)	(1,066)
EUR	500	05/15/23	0.266%(A)	6 Month EURIBOR(2)(S)	—	(170)	(170)
EUR	380	08/15/23	0.390%(A)	6 Month EURIBOR(2)(S)	(332)	1,147	1,479
EUR	235	10/30/32	1.302%(A)	6 Month EURIBOR(2)(S)	5,922	1,909	(4,013)
EUR	150	01/26/48	1.853%(A)	3 Month EURIBOR(2)(Q)	—	1,270	1,270
EUR	150	01/26/48	1.863%(A)	6 Month EURIBOR(1)(S)	—	(1,106)	(1,106)

See Notes to Financial Statements.

PGIM Global Total Return (USD Hedged) Fund	41

Schedule of Investments (continued)

as of October 31, 2018

Interest rate swap agreements outstanding at October 31, 2018 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2018	Unrealized Appreciaton (Depreciation)
	Centrally Cleared Interest Rate Swap Agreements (cont’d.):
EUR	100	03/19/48	1.650%(A)	3 Month EURIBOR(2)(Q)	$—	$(26)	$(26)
EUR	100	03/19/48	1.658%(A)	6 Month EURIBOR(1)(S)	—	78	78
GBP	260	10/24/23	1.365%(S)	6 Month GBP LIBOR(1)(S)	103	192	89
GBP	475	12/21/31	1.534%(S)	6 Month GBP LIBOR(2)(S)	15,273	(7,735)	(23,008)
GBP	420	05/08/37	1.450%(S)	6 Month GBP LIBOR(2)(S)	(3,902)	(21,615)	(17,713)
GBP	290	05/08/47	1.400%(S)	6 Month GBP LIBOR(1)(S)	6,890	25,623	18,733
HUF	197,600	07/02/20	1.065%(A)	6 Month BUBOR(2)(S)	(327)	2,460	2,787
HUF	43,000	03/18/26	2.140%(A)	6 Month BUBOR(2)(S)	9,737	(5,135)	(14,872)
HUF	90,865	06/12/28	3.750%(A)	6 Month BUBOR(2)(S)	—	(5,426)	(5,426)
INR	20,000	05/16/23	7.020%(S)	1 Month MIBOR(2)(S)	(8)	(2,368)	(2,360)
JPY	11,500	01/04/23	0.115%(S)	6 Month JPY LIBOR(2)(S)	—	79	79
JPY	69,000	05/11/23	0.130%(S)	6 Month JPY LIBOR(1)(S)	(110)	(723)	(613)
JPY	59,000	12/18/27	0.290%(S)	6 Month JPY LIBOR(2)(S)	—	58	58
JPY	53,000	12/18/32	0.516%(S)	6 Month JPY LIBOR(2)(S)	—	29	29
JPY	176,500	12/18/37	0.715%(S)	6 Month JPY LIBOR(2)(S)	—	(2,337)	(2,337)
JPY	4,500	01/04/38	0.757%(S)	6 Month JPY LIBOR(2)(S)	—	227	227
JPY	5,000	07/04/43	0.763%(S)	6 Month JPY LIBOR(2)(S)	—	(1,095)	(1,095)
JPY	16,700	12/18/47	0.918%(S)	6 Month JPY LIBOR(2)(S)	—	(830)	(830)
MXN	1,150	12/23/27	7.845%(M)	28 Day Mexican Interbank Rate(2)(M)	—	(4,317)	(4,317)
MXN	3,330	06/30/28	8.065%(M)	28 Day Mexican Interbank Rate(2)(M)	—	(11,022)	(11,022)

See Notes to Financial Statements.

42

Interest rate swap agreements outstanding at October 31, 2018 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2018	Unrealized Appreciaton (Depreciation)
	Centrally Cleared Interest Rate Swap Agreements (cont’d.):
NOK	11,800	05/23/23	1.895%(A)	6 Month NIBOR(2)(S)	$546	$3,041	$2,495
NOK	1,680	03/15/27	2.103%(A)	6 Month NIBOR(2)(S)	5,750	791	(4,959)
NZD	1,010	07/18/23	2.513%(S)	3 Month BBR(1)(Q)	(5,170)	(10,624)	(5,454)
PLN	1,030	08/24/23	2.390%(A)	6 Month WIBOR(2)(S)	—	(884)	(884)
PLN	2,100	09/09/23	1.900%(A)	6 Month WIBOR(2)(S)	(19,526)	(14,784)	4,742
PLN	570	06/12/28	3.070%(A)	6 Month WIBOR(1)(S)	—	(2,960)	(2,960)
PLN	45	07/11/28	2.935%(A)	6 Month WIBOR(2)(S)	—	77	77
SEK	2,000	04/25/23	0.750%(A)	3 Month STIBOR(2)(Q)	4,078	3,371	(707)
SEK	11,700	09/12/23	0.497%(A)	3 Month STIBOR(2)(Q)	(4,410)	(3,283)	1,127
SEK	2,325	06/22/27	1.031%(A)	3 Month STIBOR(2)(Q)	(351)	(712)	(361)
	2,000	02/15/19	1.820%(T)	1 Day USOIS(1)(T)	—	3,408	3,408
	6,100	09/08/19	1.290%(A)	1 Day USOIS(1)(A)	47,587	71,283	23,696
	3,525	12/31/19	1.840%(A)	1 Day USOIS(1)(A)	12,785	32,770	19,985
	2,120	12/31/19	1.950%(A)	1 Day USOIS(1)(A)	—	15,550	15,550
	2,750	12/31/19	2.040%(A)	1 Day USOIS(1)(A)	31	16,030	15,999
	5,385	03/31/20	2.369%(A)	1 Day USOIS(1)(A)	—	15,645	15,645
	650	04/24/20	2.311%(A)	1 Day USOIS(1)(A)	—	2,155	2,155
	915	05/31/22	2.353%(A)	1 Day USOIS(1)(A)	—	11,766	11,766
	5,715	08/31/22	2.550%(A)	1 Day USOIS(1)(A)	—	42,843	42,843
	360	06/22/23	2.911%(S)	3 Month LIBOR(2)(Q)	(3,564)	(488)	3,076
	300	07/17/24	2.926%(S)	3 Month LIBOR(2)(Q)	—	(3,665)	(3,665)
	1,595	11/15/24	2.334%(S)	3 Month LIBOR(1)(Q)	11,002	62,621	51,619
	590	02/28/25	2.454%(A)	1 Day USOIS(1)(A)	—	10,673	10,673
	600	02/28/25	3.019%(S)	3 Month LIBOR(1)(Q)	—	3,857	3,857
	360	05/31/25	2.998%(S)	3 Month LIBOR(1)(Q)	(215)	3,130	3,345
	595	07/31/25	2.802%(A)	1 Day USOIS(1)(A)	—	669	669
	475	07/31/25	3.105%(S)	3 Month LIBOR(1)(Q)	375	1,960	1,585

See Notes to Financial Statements.

PGIM Global Total Return (USD Hedged) Fund	43

Schedule of Investments (continued)

as of October 31, 2018

Interest rate swap agreements outstanding at October 31, 2018 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2018	Unrealized Appreciaton (Depreciation)
	Centrally Cleared Interest Rate Swap Agreements (cont’d.):
	592	07/31/25	3.109%(S)	3 Month LIBOR(1)(Q)	$94	$2,287	$2,193
	145	11/15/43	2.659%(S)	3 Month LIBOR(1)(Q)	—	15,444	15,444
	65	07/17/49	2.914%(S)	3 Month LIBOR(1)(Q)	—	4,999	4,999
ZAR	3,700	11/07/27	8.360%(Q)	3 Month JIBAR(2)(Q)	3,468	(3,069)	(6,537)
ZAR	3,200	07/16/28	8.170%(Q)	3 Month JIBAR(2)(Q)	(45)	(6,825)	(6,780)

					$94,642	$281,464	$186,822

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciaton (Depreciation)	Counterparty
	OTC Interest Rate Swap Agreements:
AED	1,500	04/05/21	3.005%(A)	3 Month EIBOR(1)(Q)	$(2,325)	$—	$(2,325)	BNP Paribas
CLP	95,000	12/20/27	4.260%(S)	1 Day CLOIS(2)(S)	7	—	7	JPMorgan Chase
CLP	100,000	05/17/28	4.270%(S)	1 Day CLOIS(2)(S)	86	—	86	Citibank NA
CNH	700	08/15/23	3.115%(Q)	7 Day China Fixing Repo Rates(2)(Q)	161	—	161	UBS AG
COP	485,000	12/20/27	5.970%(Q)	1 Day COOIS(2)(Q)	(4,678)	—	(4,678)	JPMorgan Chase
COP	500,000	05/17/28	5.990%(Q)	1 Day COOIS(2)(Q)	(5,019)	—	(5,019)	Citibank NA
COP	503,000	08/03/28	6.160%(Q)	1 Day COOIS(2)(Q)	(3,274)	—	(3,274)	JPMorgan Chase
ILS	550	04/26/28	1.915%(A)	3 Month TELBOR(2)(Q)	(2,297)	—	(2,297)	BNP Paribas
ILS	510	07/16/28	2.045%(A)	3 Month TELBOR(2)(Q)	(1,532)	—	(1,532)	JPMorgan Chase
SAR	1,500	04/05/21	3.020%(A)	3 Month SAIBOR(2)(Q)	2,199	—	2,199	BNP Paribas
SAR	640	04/05/25	3.480%(A)	3 Month SAIBOR(1)(Q)	286	—	286	BNP Paribas
THB	10,000	08/08/20	1.840%(S)	6 Month BIBOR(2)(S)	708	—	708	Citibank NA

					$(15,678)	$—	$(15,678)

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.

Balances Reported in the Statement of Assets and Liabilities for OTC Forward Rate and Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Rate Agreements	$—	$—	$3,861	$(5,190)
OTC Swap Agreements	$22,449	$(42,037)	$25,241	$(30,266)

See Notes to Financial Statements.

44

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral to cover requirements for open centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
JPMorgan Chase	$300,463	$730,205

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Cayman Islands	$—	$3,489,685	$—
Ireland	—	565,671	—
Spain	—	158,272	—
United States	—	860,751	—
Commercial Mortgage-Backed Securities
United States	—	2,362,103	—
Corporate Bonds
Canada	—	249,812	—
China	—	227,393	—
France	—	117,123	—
Germany	—	461,655	—
Italy	—	413,904	—
Kazakhstan	—	51,637	—
Mexico	—	327,900	—
Netherlands	—	144,841	—
Russia	—	127,853	—
Spain	—	117,916	—
Supranational Bank	—	122,177	—
Switzerland	—	196,760	—
United Kingdom	—	429,061	—
United States	—	2,358,964	—
Residential Mortgage-Backed Securities
Bermuda	—	167,871	—
United States	—	79,618	—

See Notes to Financial Statements.

PGIM Global Total Return (USD Hedged) Fund	45

Schedule of Investments (continued)

as of October 31, 2018

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Sovereign Bonds
Argentina	$—	$492,917	$—
Austria	—	148,088	—
Brazil	—	193,750	—
Bulgaria	—	120,060	—
Canada	—	116,288	—
Chile	—	128,157	—
Colombia	—	254,845	—
Croatia	—	215,423	—
Cyprus	—	426,553	—
Dominican Republic	—	99,500	—
France	—	350,558	—
Greece	—	472,988	—
Hungary	—	167,222	—
Indonesia	—	192,043	—
Israel	—	114,741	—
Italy	—	1,433,646	—
Malaysia	—	110,361	—
Mexico	—	347,047	—
New Zealand	—	142,096	—
Panama	—	192,102	—
Peru	—	122,779	—
Poland	—	209,198	—
Portugal	—	653,389	—
Romania	—	112,302	—
Saudi Arabia	—	190,040	—
Senegal	—	105,574	—
Spain	—	1,384,412	—
Sweden	—	304,819	—
Turkey	—	112,083	—
United Arab Emirates	—	191,664	—
Uruguay	—	98,750	—
U.S. Government Agency Obligation	—	135,760	—
U.S. Treasury Obligations	—	828,482	—
Affiliated Mutual Fund	527,951	—	—
Options Purchased	—	8,993	—
Options Written	—	(2,621)	(82)
Other Financial Instruments*
Futures Contracts	(220,126)	—	—
OTC Forward Foreign Currency Exchange Contracts	—	131,420	—
OTC Cross Currency Exchange Contract	—	(31)	—
Centrally Cleared Credit Default Swap Agreements	—	1,633	—
OTC Credit Default Swap Agreements	—	(8,935)	—
OTC Forward Rate Agreements	—	—	(1,329)
Centrally Cleared Inflation Swap Agreements	—	(763)	—

See Notes to Financial Statements.

46

	Level 1	Level 2	Level 3
Other Financial Instruments* (continued)
Centrally Cleared Interest Rate Swap Agreements	$—	$186,822	$—
OTC Interest Rate Swap Agreements	—	(15,678)	—

Total	$307,825	$23,499,444	$(1,411)

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of October 31, 2018 were as follows (unaudited):

Sovereign Bonds	37.3%
Collateralized Loan Obligations	17.5
Commercial Mortgage-Backed Securities	9.6
Banks	4.5
U.S. Treasury Obligations	3.4
Oil & Gas	2.3
Affiliated Mutual Fund	2.2
Residential Mortgage-Backed Securities	1.9
Insurance	1.9
Consumer Loans	1.8
Electric	1.7
Pipelines	1.3
Pharmaceuticals	1.1
Auto Manufacturers	1.0
Media	1.0
Commercial Services	0.9
Entertainment	0.7
U.S. Government Agency Obligation	0.5
Transportation	0.5
Multi-National	0.5
Healthcare-Products	0.5
Chemicals	0.4

Packaging & Containers	0.4%
Software	0.4
Credit Card	0.4
Home Builders	0.4
Housewares	0.4
Biotechnology	0.4
Foods	0.4
Apparel	0.3
Retail	0.3
Healthcare-Services	0.2
Aerospace & Defense	0.1
Diversified Financial Services	0.1
Options Purchased	0.0	*

	96.3
Options Written	(0.0	)*
Other assets in excess of liabilities	3.7

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, foreign exchange contracts risk and interest rate contracts risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

See Notes to Financial Statements.

PGIM Global Total Return (USD Hedged) Fund	47

Schedule of Investments (continued)

as of October 31, 2018

Fair values of derivative instruments as of October 31, 2018 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Due from/to broker—variation margin swaps	$2,112	*	Due from/to broker—variation margin swaps	$479	*
Credit contracts	Premiums paid for OTC swap agreements	22,449		Premiums received for OTC swap agreements	42,037
Credit contracts	Unaffiliated investments	1,449		Options written outstanding, at value	2,621
Credit contracts	Unrealized appreciation on OTC swap agreements	21,794		Unrealized depreciation on OTC swap agreements	11,141
Foreign exchange contracts	—	—		Unrealized depreciation on OTC cross currency exchange contracts	31
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	217,526		Unrealized depreciation on OTC forward foreign currency exchange contracts	86,106
Interest rate contracts	Due from/to broker-variation margin futures	7,662	*	Due from/to broker-variation margin futures	227,788	*
Interest rate contracts	Due from/to broker-variation margin swaps	349,421	*	Due from/to broker-variation margin swaps	163,362	*
Interest rate contracts	Unaffiliated investments	7,544		Options written outstanding, at value	82
Interest rate contracts	Unrealized appreciation on OTC forward rate agreements	3,861		Unrealized depreciation on OTC forward rate agreements	5,190
Interest rate contracts	Unrealized appreciation on OTC swap agreements	3,447		Unrealized depreciation on OTC swap agreements	19,125

		$637,265			$557,962

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements.

48

The effects of derivative instruments on the Statement of Operations for the period ended October 31, 2018 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Credit contracts	$(568)	$4,404	$—	$—	$(13,027)
Foreign exchange contracts	—	—	—	442,613	—
Interest rate contracts	3,195	(1,816)	(22,587)	—	51,016

Total	$2,627	$2,588	$(22,587)	$442,613	$37,989

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Forward Rate Agreements	Swaps
Credit contracts	$(611)	$3,018	$—	$—	$—	$12,286
Foreign exchange contracts	—	—	—	131,389	—	—
Interest rate contracts	2,831	289	(220,126)	—	(1,329)	170,381

Total	$2,220	$3,307	$(220,126)	$131,389	$(1,329)	$182,667

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the period ended October 31, 2018, the Fund’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)	Forward Foreign Currency Exchange Contracts— Purchased(3)
$3,843	$944,445	$11,442,074	$9,934,279	$6,452,643

Forward Foreign Currency Exchange Contracts— Sold(3)	Cross Currency Exchange Contracts(4)	Forward Rate Agreements(2)	Interest Rate Swap Agreements(2)	Credit Default Swap Agreements— Buy Protection(2)
$17,237,425	$248,788	$275,000	$59,131,782	$932,693

Credit Default Swap Agreements— Sell Protection(2)	Inflation Swap Agreements(2)
$2,563,200	$425,428

See Notes to Financial Statements.

PGIM Global Total Return (USD Hedged) Fund	49

Schedule of Investments (continued)

as of October 31, 2018

(1)	Cost.
(2)	Notional Amount in USD.
(3)	Value at Settlement Date.
(4)	Value at Trade Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives where the legal right to set-off exists, is presented in the summary below.

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Bank of America	$21,350	$(7,138)	$14,212	$—	$14,212
Barclays Bank PLC	45,675	(18,025)	27,650	—	27,650
BNP Paribas	27,812	(30,693)	(2,881)	—	(2,881)
Citibank NA	30,849	(46,540)	(15,691)	—	(15,691)
Deutsche Bank AG	6,564	(5,244)	1,320	—	1,320
Goldman Sachs International	21,818	(6,335)	15,483	(10,000)	5,483
Hong Kong & Shanghai Bank	—	(1,426)	(1,426)	—	(1,426)
JPMorgan Chase	26,275	(30,358)	(4,083)	—	(4,083)
JPMorgan Securities	2,823	(1,136)	1,687	—	1,687
Morgan Stanley	15,641	(6,936)	8,705	—	8,705
Toronto Dominion	14,404	(4,350)	10,054	—	10,054
UBS AG	64,859	(8,152)	56,707	—	56,707

	$278,070	$(166,333)	$111,737	$(10,000)	$101,737

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Fund is limited to the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

50

Statement of Assets & Liabilities

as of October 31, 2018

Assets
Investments at value:
Unaffiliated investments (cost $24,596,994)	$23,207,597
Affiliated investments (cost $527,951)	527,951
Foreign currency, at value (cost $288,824)	286,613
Deposit with broker for centrally cleared/exchange-traded derivatives	300,463
Dividends and interest receivable	224,410
Unrealized appreciation on OTC forward foreign currency exchange contracts	217,526
Due from Manager	85,820
Unrealized appreciation on OTC swap agreements	25,241
Premiums paid for OTC swap agreements	22,449
Due from broker—variation margin swaps	7,942
Unrealized appreciation on OTC forward rate agreements	3,861
Prepaid expenses	844

Total Assets	24,910,717

Liabilities
Unrealized depreciation on OTC forward foreign currency exchange contracts	86,106
Due to broker—variation margin futures	46,044
Premiums received for OTC swap agreements	42,037
Unrealized depreciation on OTC swap agreements	30,266
Custodian and accounting fees payable	29,626
Accrued expenses and other liabilities	16,418
Unrealized depreciation on OTC forward rate agreements	5,190
Options written outstanding, at value (proceeds received $6,010)	2,703
Affiliated transfer agent fee payable	64
Unrealized depreciation on OTC cross currency exchange contracts	31
Distribution fee payable	25

Total Liabilities	258,510

Net Assets	$24,652,207

Net assets were comprised of:
Common stock, at par	$25,993
Paid-in capital in excess of par	25,940,588
Total distributable earnings (loss)	(1,314,374)

Net assets, October 31, 2018	$24,652,207

See Notes to Financial Statements.

PGIM Global Total Return (USD Hedged) Fund	51

Statement of Assets & Liabilities

as of October 31, 2018

Class A
Net asset value, offering price and redemption price per share, ($49,364 ÷ 5,206 shares of common stock issued and outstanding)	$9.48
Maximum sales charge (4.50% of offering price)	0.45

Maximum offering price to public	$9.93

Class C
Net asset value, offering price and redemption price per share, ($17,158 ÷ 1,809 shares of common stock issued and outstanding)	$9.48

Class Z
Net asset value, offering price and redemption price per share, ($164,281 ÷ 17,322 shares of common stock issued and outstanding)	$9.48

Class R6
Net asset value, offering price and redemption price per share, ($24,421,404 ÷ 2,574,939 shares of common stock issued and outstanding)	$9.48

See Notes to Financial Statements.

52

Statement of Operations

Period Ended October 31, 2018*

Net Investment Income (Loss)
Income
Interest income (net of $5,424 foreign withholding tax)	$577,309
Affiliated dividend income	20,217

Total income	597,526

Expenses
Management fee	110,025
Distribution fee(a)	215
Registration fees(a)	130,100
Custodian and accounting fees	93,316
Shareholders’ reports	39,517
Audit fee	38,000
Legal fees and expenses	33,885
Directors’ fees	10,343
Transfer agent’s fees and expenses (including affiliated expense of $272)(a)	368
Miscellaneous	9,434

Total expenses	465,203
Less: Fee waiver and/or expense reimbursement(a)	(337,262)

Net expenses	127,941

Net investment income (loss)	469,585

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(252,438)
Futures transactions	(22,587)
Forward and cross currency contract transactions	442,613
Options written transactions	2,588
Swap agreement transactions	37,989
Foreign currency transactions	28,598

236,763

Net change in unrealized appreciation (depreciation) on:
Investments	(1,389,397)
Futures	(220,126)
Forward rate agreements	(1,329)
Forward and cross currency contracts	131,389
Options written	3,307
Swap agreements	182,667
Foreign currencies	(7,137)

(1,300,626)

Net gain (loss) on investment and foreign currency transactions	(1,063,863)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(594,278)

*	Commencement of operations was December 12, 2017.

See Notes to Financial Statements.

PGIM Global Total Return (USD Hedged) Fund	53

Statement of Operations

Period Ended October 31, 2018*

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6
Distribution fee	102	113	—	—
Registration fees	32,325	32,325	32,725	32,725
Transfer agent’s fees and expenses	105	63	130	70
Fee waiver and/or expense reimbursement	(32,800)	(32,492)	(34,127)	(237,843)

See Notes to Financial Statements.

54

Statement of Changes in Net Assets

December 12, 2017** through October 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$469,585
Net realized gain (loss) on investment and foreign currency transactions	236,763
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(1,300,626)

Net increase (decrease) in net assets resulting from operations	(594,278)

Dividends and Distributions
Distributions from distributable earnings*
Class A	(1,243)
Class C	(258)
Class Z	(4,661)
Class R6	(717,845)

(724,007)

Fund share transactions
Net proceeds from shares sold	25,246,480
Net asset value of shares issued in reinvestment of dividends and distributions	724,012

Net increase (decrease) in net assets from Fund share transactions	25,970,492

Total increase (decrease)	24,652,207

Net Assets:
Beginning of period	—

End of period	$24,652,207

*	For the period ended October 31, 2018, the Fund has adopted amendments to Regulation S-X (refer to Note 9).
**	Commencement of operations.

See Notes to Financial Statements.

PGIM Global Total Return (USD Hedged) Fund	55

Notes to Financial Statements

Prudential Global Total Return Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company and currently consists of two funds: PGIM Global Total Return (USD Hedged) Fund and PGIM Global Total Return Fund, each of which are non-diversified funds for purposes of the 1940 Act. These financial statements relate only to the PGIM Global Total Return (USD Hedged) Fund (the “Fund”). The Fund commenced operations on December 12, 2017. Effective June 11, 2018, the names of the Fund and the other funds which comprise the Company were changed by replacing “Prudential” with “PGIM” and each fund’s Class Q shares were renamed Class R6 shares.

The investment objective of the Fund is total return, through a combination of current income and capital appreciation.

1. Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Company’s Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, a Valuation Committee has been established as two persons, being one or more officers of the Company, including: the Company’s Treasurer (or the Treasurer’s direct reports); and the Company’s Chief or Deputy Chief Compliance Officer (or Vice-President-level direct reports of the Chief or Deputy Chief Compliance Officer). Under the current valuation procedures, the Valuation Committee of the Board is responsible for supervising the valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

56

For the fiscal reporting period-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820—Fair Value Measurements and Disclosures.

Derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

OTC derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach when quoted prices in broker-dealer markets are available but also includes consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing OTC derivatives such as interest rate

PGIM Global Total Return (USD Hedged) Fund	57

Notes to Financial Statements (continued)

swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated OTC derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain OTC derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are generally valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Fund may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous

58

by its subadviser and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s subadviser under the guidelines adopted by the Board of the Company. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation (depreciation) on investments and foreign

PGIM Global Total Return (USD Hedged) Fund	59

Notes to Financial Statements (continued)

currencies. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Options: The Fund purchased or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Fund currently owns or intends to purchase. The Fund may also use options to gain additional market exposure. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Fund, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Fund, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

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When the Fund writes an option on a swap, an amount equal to any premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Fund becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Fund becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Fund will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Forward Rate Agreements: Forward rate agreements represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount on a fixed future date. The Fund entered into forward rate agreements to gain yield exposure based on anticipated market conditions at the specified termination date of the agreement.

Swap Agreements: The Fund may enter into credit default, interest rate and other types of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in

PGIM Global Total Return (USD Hedged) Fund	61

Notes to Financial Statements (continued)

the net unrealized appreciation (depreciation) on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. Any upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objective. The Fund used interest rate swaps to maintain its ability to generate steady cash flow by receiving a stream of fixed-rate payments and to increase exposure to prevailing market rates by receiving floating rate payments. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

Inflation Swaps: The Fund entered into inflation swap agreements to protect against fluctuations in inflation rates. Inflation swaps are characterized by one party paying a fixed rate in exchange for a floating rate that is derived from an inflation index, such as the Consumer Price Index or UK Retail Price Index. Inflation swaps subject the Fund to interest rate risk.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives, and as such, has entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Fund’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

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As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Fund is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Master Netting Arrangements: The Fund is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

The Company, on behalf of the Fund, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general

PGIM Global Total Return (USD Hedged) Fund	63

Notes to Financial Statements (continued)

obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of October 31, 2018, the Fund has not met conditions under such agreements which give the counterparty the right to call for an early termination.

Forward currency contracts, forward rate agreements, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is

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marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to declare dividends of its net investment income daily and pay such dividends monthly. Distributions of net realized capital and currency gains, if any, are declared and paid at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the

PGIM Global Total Return (USD Hedged) Fund	65

Notes to Financial Statements (continued)

ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Agreements

The Company, on behalf of the Fund, has a management agreement with PGIM Investments. Pursuant to this agreement, PGIM Investments has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. In addition, under the management agreement, PGIM Investments provides all of the administrative functions necessary for the organization, operation and management of the Fund. PGIM Investments administers the corporate affairs of the Fund and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund’s custodian and the Fund’s transfer agent. PGIM Investments is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Fund. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Fund, including, but not limited to, the custodian, transfer agent, and accounting agent.

PGIM Investments has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its PGIM Fixed Income unit. The subadvisory agreement provides that furnish investment advisory services in connection with the management of the Fund. In connection therewith, is obligated to keep certain books and records of the Fund. PGIM Investments pays the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PGIM Investments is accrued daily and payable monthly at an annual rate of 0.500% of the Fund’s average daily net assets up to $2 billion and 0.485% of such assets in excess of $2 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.500% for the period ended October 31, 2018.

PGIM Investments has contractually agreed, through February 28, 2019, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 0.88% of average daily net assets for Class A shares, 1.63% of average daily net assets for Class C shares, 0.63% of average daily net assets for Class Z shares, and 0.58% of average daily net

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assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Expenses waived/reimbursed by the Manager in accordance with this agreement may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. Effective November 1, 2018 this waiver agreement was extended through February 29, 2020.

Where applicable, PGIM Investments voluntarily agreed through October 31, 2018, to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class and, in addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Effective November 1, 2018 this voluntary agreement became part of the Fund’s contractual waiver agreement through February 29, 2020 and is subject to recoupment by the Manager within the same fiscal year during which such wavier/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Company, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z or Class R6 shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.25% and 1% of the average daily net assets of the Class A and Class C shares, respectively.

PIMS has advised the Fund that it received $980 in front-end sales charges resulting from sales of Class A shares during the period ended October 31, 2018. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the period ended October 31, 2018, it has not received any contingent deferred sales charges imposed upon redemptions by certain Class A and Class C shareholders, respectively.

PGIM Investments, PGIM, Inc. and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

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Notes to Financial Statements (continued)

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that, subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board. For the reporting period ended October 31, 2018, no such transactions were entered into by the Fund.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Earnings from the Core Fund are disclosed on the Statement of Operations as “Affiliated dividend income”.

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the period ended October 31, 2018, were $30,187,311 and $6,540,821, respectively.

A summary of the cost of purchases and proceeds from sales of shares of an affiliated mutual fund for the period ended October 31, 2018, is presented as follows:

Value, Beginning of Period	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Period	Shares, End of Period	Income
PGIM Core Ultra Short Bond Fund*
$—	$33,821,374	$33,293,423	$—	$—	$527,951	527,951	$20,217

*	The Fund did not have any capital gain distributions during the reporting period.

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are

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recorded on the ex-date. In order to present total distributable earnings (loss) and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to total distributable earnings (loss) and paid-in capital in excess of par. For the period ended October 31, 2018, the adjustments were to decrease total distributable loss and decrease paid-in capital in excess of par by $3,911 due to non-deductible offering costs. Net investment income, net realized gain (loss) on investments and foreign currency transactions and net assets were not affected by this change.

For the period ended October 31, 2018, the tax character of dividends paid by the Fund was $724,007 of ordinary income.

As of October 31, 2018, the accumulated undistributed earnings on a tax basis was $600,943 of ordinary income.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of October 31, 2018 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$25,187,656	$400,984	$(1,782,782)	$(1,381,798)

The differences between book basis and tax basis is primarily attributable to bond premium amortization, futures and forward contracts and other cost basis differences between financial and tax accounting.

For federal income tax purposes, the Fund had a capital loss carryforward as of October 31, 2018 of approximately $534,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

Management has analyzed the Fund’s tax positions and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

6. Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 4.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase

PGIM Global Total Return (USD Hedged) Fund	69

Notes to Financial Statements (continued)

Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class Z and Class R6 shares are not subject to any sales or redemption charge and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock.

There are 1.5 billion shares of common stock, at $0.01 par value per share, authorized and divided into four classes, designated Class A, Class C, Class Z and Class R6, each of which consists of 200 million, 300 million, 600 million and 400 million authorized shares, respectively.

As of October 31, 2018, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned 1,027 Class A shares, 1,020 Class C shares, 1,029 Class Z shares and 2,574,939 Class R6 shares of the Fund. At reporting period end, one shareholders of record held 99% of the Fund’s outstanding shares on behalf of multiple beneficial owners, of which 99% were held by an affiliate of Prudential.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Period ended October 31, 2018*:
Shares sold	5,077	$50,519
Shares issued in reinvestment of dividends and distributions	129	1,248

Net increase (decrease) in shares outstanding	5,206	$51,767

Class C
Period ended October 31, 2018*:
Shares sold	1,782	$17,520
Shares issued in reinvestment of dividends and distributions	27	258

Net increase (decrease) in shares outstanding	1,809	$17,778

Class Z
Period ended October 31, 2018*:
Shares sold	16,841	$168,445
Shares issued in reinvestment of dividends and distributions	481	4,661

Net increase (decrease) in shares outstanding	17,322	$173,106

Class R6
Period ended October 31, 2018*:
Shares sold	2,501,000	$25,009,996
Shares issued in reinvestment of dividends and distributions	73,939	717,845

Net increase (decrease) in shares outstanding	2,574,939	$25,727,841

*	Commencement of offering was December 12, 2017.

70

7. Borrowings

The Company, on behalf of the Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 4, 2018 through October 3, 2019. The Funds pay an annualized commitment fee of 0.15% of the unused portion of the SCA. The Fund’s portion of the commitment fee for the unused amount, allocated based upon a method approved by the Board, is accrued daily and paid quarterly. Prior to October 4, 2018, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of 0.15% of the unused portion of the SCA. The interest on borrowings under both SCAs is paid monthly and at a per annum interest rate based upon a contractual spread plus the higher of (1) the effective federal funds rate, (2) the 1-month LIBOR rate or (3) zero percent.

Other affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Fund did not utilize the SCA during the reporting period ended October 31, 2018.

8. Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below:

Bond Obligations Risk: The Fund’s holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed-income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may not be able to reinvest at the same level and therefore would earn less income.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivative transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Other risks

PGIM Global Total Return (USD Hedged) Fund	71

Notes to Financial Statements (continued)

arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many OTC derivative instruments will not have liquidity beyond the counterparty to the instrument. OTC derivative instruments also involve the risk that the other party will not meet its obligations to the Fund.

Emerging Markets Risk: The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-US investors, or that prevent non-US investors from withdrawing their money at will.

Foreign Securities Risk: The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than US markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability.

Interest Rate Risk: The value of an investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk. The Fund may face a heightened level of interest rate risk as a result of the US Federal Reserve Board’s policies. The Fund’s investments may lose value if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Liquidity Risk: The Fund may invest in instruments that trade in lower volumes and are less liquid than other investments. Liquidity risk exists when particular investments made by the Fund are difficult to purchase or sell. Liquidity risk includes the risk that the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund

72

may have to accept a lower price or may not be able to sell the instrument at all. The reduction in dealer market-making capacity in the fixed-income markets that has occurred in recent years also has the potential to reduce liquidity. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Non-diversification Risk: The Fund is non-diversified, meaning that the Fund may invest a greater percentage of its assets in the securities of a single company or industry than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund.

9. Recent Accounting Pronouncements and Reporting Updates

In August 2018, the Securities and Exchange Commission (the “SEC”) adopted amendments to Regulation S-X to update and simplify the disclosure requirements for registered investment companies by eliminating requirements that are redundant or duplicative of US GAAP requirements or other SEC disclosure requirements. The new amendments require the presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and the total, rather than the components, of dividends from net investment income and distributions from net realized gains on the Statements of Changes in Net Assets. The amendments also removed the requirement for the parenthetical disclosure of undistributed net investment income on the Statements of Changes in Net Assets and certain tax adjustments that were reflected in the Notes to Financial Statements. All of these have been reflected in the Fund’s financial statements.

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the Fund’s policy for the timing of transfers between levels. The amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management has evaluated the implications of certain provisions of the ASU and has determined to early adopt aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

PGIM Global Total Return (USD Hedged) Fund	73

Financial Highlights

Class A Shares
	December 12, 2017(a) through October 31, 2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.16
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.42)
Total from investment operations	(0.26)
Less Dividends and Distributions:
Dividends from net investment income	(0.26)
Net asset value, end of period	$9.48
Total Return(c):	(2.65)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$49
Average net assets (000)	$46
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.88%	(e)
Expenses before waivers and/or expense reimbursement	80.88%	(e)
Net investment income (loss)	1.86%	(e)
Portfolio turnover rate(f)	67%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

74

Class C Shares
	December 12, 2017(a) through October 31, 2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.10
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.43)
Total from investment operations	(0.33)
Less Dividends and Distributions:
Dividends from net investment income	(0.19)
Net asset value, end of period	$9.48
Total Return(c):	(3.29)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$17
Average net assets (000)	$13
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.63%	(e)
Expenses before waivers and/or expense reimbursement	290.47%	(e)
Net investment income (loss)	1.13%	(e)
Portfolio turnover rate(f)	67%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Global Total Return (USD Hedged) Fund	75

Financial Highlights (continued)

Class Z Shares
	December 12, 2017(a) through October 31, 2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.18
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.42)
Total from investment operations	(0.24)
Less Dividends and Distributions:
Dividends from net investment income	(0.28)
Net asset value, end of period	$9.48
Total Return(c):	(2.44)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$164
Average net assets (000)	$160
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.63%	(e)
Expenses before waivers and/or expense reimbursement	24.70%	(e)
Net investment income (loss)	2.11%	(e)
Portfolio turnover rate(f)	67%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

76

Class R6 Shares
	December 12, 2017(a) through October 31, 2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.18
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.42)
Total from investment operations	(0.24)
Less Dividends and Distributions:
Dividends from net investment income	(0.28)
Net asset value, end of period	$9.48
Total Return(c):	(2.40)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$24,421
Average net assets (000)	$24,571
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.58%	(e)
Expenses before waivers and/or expense reimbursement	1.67%	(e)
Net investment income (loss)	2.14%	(e)
Portfolio turnover rate(f)	67%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Global Total Return (USD Hedged) Fund	77

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders

Prudential Global Total Return Fund, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of PGIM Global Total Return (USD Hedged) Fund (the “Fund”), a series of Prudential Global Total Return Fund, Inc., including the schedule of investments, as of October 31, 2018, the related statements of operations and changes in net assets for the period from December 12, 2017 (commencement of operations) to October 31, 2018, and the related notes (collectively, the financial statements) and the financial highlights for the period from December 12, 2017 to October 31, 2018. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations, the changes in its net assets, and the financial highlights for the period from December 12, 2017 to October 31, 2018, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2018, by correspondence with the custodians, transfer agents and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Retail investment companies since 2003.

New York, New York

December 18, 2018

78

Federal Income Tax Information (unaudited)

For the period ended October 31, 2018, the Fund reports the maximum amount allowable but not less than 38.01% as interest related dividends in accordance with Sections 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

In January 2019, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of distributions received by you in calendar year 2018.

PGIM Global Total Return (USD Hedged) Fund	79

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS  (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding (60) Board Member Portfolios Overseen: 93	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (since 2009); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon (66) Board Member Portfolios Overseen: 93	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

Linda W. Bynoe (66) Board Member Portfolios Overseen: 93	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

PGIM Global Total Return (USD Hedged) Fund

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Barry H. Evans (58) Board Member Portfolios Overseen: 92	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014– 2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Director, Manulife Trust Company (since 2011); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein (62) Board Member & Independent Chair Portfolios Overseen: 93	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

Visit our website at pgiminvestments.com

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick (56) Board Member Portfolios Overseen: 92	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Corporate Capital Trust (since April 2017) (a business development company); Independent Director, Kabbage, Inc. (since July 2018) (financial services).	Since September 2017

Michael S. Hyland, CFA (73) Board Member Portfolios Overseen: 93	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Richard A. Redeker (75) Board Member Portfolios Overseen: 93	Retired Mutual Fund Senior Executive (50 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.	Since October 1993

PGIM Global Total Return (USD Hedged) Fund

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Brian K. Reid (56)# Board Member Portfolios Overseen: 92	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

#	Mr. Reid joined the Board effective as of March 1, 2018.

Interested Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker (56) Board Member & President Portfolios Overseen: 93	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

Visit our website at pgiminvestments.com

Interested Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin (45) Board Member & Vice President Portfolios Overseen:93	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Grace C. Torres* (59) Board Member Portfolios Overseen: 92	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

* Note: Prior to her retirement in 2014, Ms. Torres was employed by PGIM Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.

PGIM Global Total Return (USD Hedged) Fund

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Raymond A. O’Hara (63) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012

Chad A. Earnst (43) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of PGIM Investments LLC; Chief Compliance Officer (September 2014-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global Short Duration High Yield Income Fund, Inc., PGIM Short Duration High Yield Fund, Inc. and PGIM Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since September 2014

Dino Capasso (44) Deputy Chief Compliance Officer	Vice President and Deputy Chief Compliance Officer (June 2017-Present) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

Andrew R. French (56) Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

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Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Jonathan D. Shain (60) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005

Claudia DiGiacomo (44) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Charles H. Smith (45) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007 – December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998 —January 2007).	Since January 2017

Brian D. Nee (52) Treasurer and Principal Financial and Accounting Officer	Vice President and Head of Finance of PGIM Investments LLC (since August 2015) and PGIM Global Partners (since February 2017); formerly, Vice President, Treasurer’s Department of Prudential (September 2007-August 2015).	Since July 2018

Peter Parrella (60) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since June 2007

Lana Lomuti (51) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Linda McMullin (57) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since April 2014

Kelly A. Coyne (50) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

PGIM Global Total Return (USD Hedged) Fund

∎

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM Short Duration High Yield Fund, Inc., PGIM Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements (unaudited)

Initial Approval of the Fund’s Advisory Agreements

As required by the Investment Company Act of 1940 (the 1940 Act), the Board of Prudential Global Total Return Fund considered the proposed management agreement with PGIM Investments LLC (the Manager) and the proposed subadvisory agreement between the Manager, PGIM, Inc. (PGIM) on behalf of its PGIM Fixed Income unit, and PGIM Limited (PGIML, and together with PGIM, the Subadviser), with respect to the Prudential Global Total Return (USD Hedged) Fund (the Fund) prior to the Fund’s commencement of operations. The Board, including a majority of the Independent Directors, met on September 12-14, 2017 and approved the agreements for an initial two-year period, after concluding that approval of the agreements was in the best interests of the Fund.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including, among other things, the nature, quality and extent of services to be provided to the Fund by the Manager, PGIM and PGIML; any relevant comparable performance and the qualifications and track record of PGIM and PGIML in serving other affiliated mutual funds; the fees proposed to be paid by the Fund to the Manager and by the Manager to the Subadviser, under the agreements; and the potential for economies of scale that may be shared with the Fund and its shareholders. In connection with its deliberations, the Board considered information provided by the Manager, PGIM and PGIML at or in advance of the meetings on September 12-14, 2017. The Board also considered information provided by the Manager with respect to other funds managed by the Manager, PGIM and PGIML, which information had been provided throughout the year at regular Board meetings. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund.

The Directors determined that the overall arrangements between the Fund and the Manager, which will serve as the Fund’s investment manager pursuant to a management agreement, and between the Manager, PGIM and PGIML, which will serve as the Fund’s subadvisers pursuant to the terms of a subadvisory agreement, were in the best interests of the Fund in light of the services to be performed and the fees to be charged under the agreements and such other matters as the Directors considered relevant in the exercise of their business judgment.

Certain factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the agreements are separately discussed below.

PGIM Global Total Return (USD Hedged) Fund

Approval of Advisory Agreements (continued)

Nature, quality and extent of services

With respect to the Manager, the Board noted that it had received and considered information about the Manager at the June 6-8, 2017 meetings in connection with the renewal of the management agreements between the Manager and the other Prudential Retail Funds. The Board also noted that it received and considered information at other regular meetings throughout the year, regarding the nature, quality and extent of services provided by the Manager to other Prudential Retail Funds. The Board considered the services to be provided by the Manager, including but not limited to the oversight of PGIM and PGIML, as well as the provision of fund recordkeeping, compliance and other services to the Fund. With respect to the Manager’s oversight of PGIM and PGIML, the Board noted that the Manager’s Strategic Investment Research Group, which is a business unit of the Manager, is responsible for monitoring and reporting to the Manager’s senior management on the performance and operations of PGIM and PGIML. The Board also noted that the Manager pays the salaries of all the officers and interested Directors of the Fund who are members of management. The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s senior management responsible for the oversight of the Fund, PGIM and PGIML, and was also provided with information pertaining to the Manager’s organizational structure, senior management, investment operations and other relevant information. The Board further noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer as to the Manager. The Board noted that it had concluded that it was satisfied with the nature, quality and extent of the services provided by the Manager to other Prudential Retail Funds and determined that it was reasonable to conclude that the nature, quality and extent of services to be provided by the Manager under the management agreement for the Fund would be similar in nature to those provided under other similar management agreements.

With respect to the Subadviser, the Board noted that it had received and considered information about PGIM and PGIML at the June 6-8, 2017 meetings in connection with the renewal of the subadvisory agreements between the Manager and PGIM and sub-subadvisory agreements between PGIM and PGIML with respect to other Prudential Retail Funds. The Board also noted that it received and considered information at other regular meetings throughout the year, regarding the nature, quality and extent of services provided by PGIM and PGIML to other Prudential Retail Funds. The Board considered, among other things, the qualifications, background and experience of PGIM’s and PGIML’s portfolio managers who will be responsible for the day-to-day management of the Fund’s portfolio, as well as information on the organizational structure, senior management, investment operations and other relevant information of PGIM and PGIML. The Board further noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer as to PGIM and PGIML. The Board noted that PGIM and PGIML are affiliated with the Manager. The Board noted that it was satisfied with the nature, quality and extent of

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services provided by PGIM and PGIML with respect to the other Prudential Retail Funds served by PGIM and PGIML and determined that it was reasonable to conclude that the nature, quality and extent of services to be provided by PGIM and PGIML under the subadvisory agreement for the Fund would be similar in nature to those provided under other similar subadvisory agreements.

Performance

Because the Fund had not yet commenced operations, no investment performance for the Fund existed for Board review. The Board considered the background and professional experience of the proposed portfolio management team for the Fund. The Board noted that the Manager will provide information relating to performance to the Board in connection with future annual reviews of the management agreement and subadvisory agreement.

Fee Rates

The Board considered the proposed management fees to be paid by the Fund to the Manager and the proposed subadvisory fees to be paid by the Manager to the Subadviser. The Board considered information provided by the Manager comparing the Fund’s proposed management fee rate and net total expenses for Class A shares to a Peer Group of comparable funds chosen by Broadridge. The Board noted that the Fund’s proposed contractual management fee was in the first quartile of the Broadridge Peer Group (first quartile being among the lowest fees). The Board further noted that the Fund’s net total expense ratio, after waivers and reimbursements, ranked in the first quartile of the Broadridge Peer Group (first quartile being among the lowest expenses).

The Board noted that the Manager has contractually agreed, through February 28, 2019, to limit Total annual Fund operating expenses.

Profitability

Because the Fund had not yet commenced operations and the actual asset base of the Fund has not yet been determined, the Board noted that there was no historical profitability information with respect to the Fund to be reviewed. The Board noted that PGIM and PGIML were affiliated with the Manager and, as a result, their profitability will be reflected in the Manager’s profitability report. The Board noted that it would review profitability information in connection with the annual renewal of the advisory and subadvisory agreements after their initial two-year terms.

Economies of Scale

The Board noted that the proposed management fees payable by the Fund to the Manager contained breakpoints that would reduce the fee rates on assets above specified levels, as

PGIM Global Total Return (USD Hedged) Fund

Approval of Advisory Agreements (continued)

did the subadvisory fees payable by the Manager to the Subadviser. The Board considered the potential for the Manager and the Subadviser to experience economies of scale as the amount of assets managed by the Manager and the Subadviser, respectively, increased in size. Because the Fund had not yet commenced operations and the actual asset base of the Fund has not yet been determined, the Board noted that there was no historical information regarding economies of scale with respect to the Fund to be reviewed. The Board noted that it would review such information in connection with the annual renewal of the advisory and subadvisory agreements after their initial two-year terms.

Other Benefits to the Manager and the Subadviser

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by the Manager, PGIM, PGIML and their affiliates as a result of their relationships with the Fund. The Board concluded that any potential benefits to be derived by the Manager were likely to be similar to benefits derived by the Manager in connection with its management of other Prudential Retail Funds, which are reviewed on an annual basis. The Board also concluded that any potential benefits to be derived by PGIM and PGIML were likely to be consistent with those generally derived by subadvisers to the Prudential Retail Funds, and that those benefits are reviewed on an annual basis. The Board concluded that any potential benefits derived by the Manager, PGIM and PGIML were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

*    *    *

After full consideration of these factors, among others, the Board concluded that the approval of the agreements was in the best interests of the Fund.

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∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.pgiminvestments.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Brian D. Nee, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Andrew R. French, Secretary • Chad A. Earnst, Chief Compliance Officer • Dino Capasso, Vice President and Deputy Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	225 Liberty Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Global Total Return (USD Hedged) Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM GLOBAL TOTAL RETURN (USD HEDGED) FUND

SHARE CLASS	A	C	Z	R6*
NASDAQ	PHEAX	PHECX	PHEZX	PHEQX
CUSIP	74439A707	74439A806	74439A871	74439A889

*Formerly known as Class Q shares.

MF238E

Item 2 – Code of Ethics – – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Kevin J. Bannon, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended October 31, 2018 and October 31, 2017, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $105,318 and $66,651 respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended October 31, 2018 and October 31, 2017: none.

(c) Tax Fees

For the fiscal years ended October 31, 2018 and October 31, 2017: none.

(d) All Other Fees

For the fiscal years ended October 31, 2018 and October 31, 2017: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

➣	Annual Fund financial statement audits
➣	Seed audits (related to new product filings, as required)

➣	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

➣	Accounting consultations
➣	Fund merger support services
➣	Agreed Upon Procedure Reports
➣	Attestation Reports
➣	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

➣	Tax compliance services related to the filing or amendment of the following:
◾	Federal, state and local income tax compliance; and,
◾	Sales and use tax compliance
➣	Timely RIC qualification reviews
➣	Tax distribution analysis and planning
➣	Tax authority examination services
➣	Tax appeals support services
➣	Accounting methods studies
➣	Fund merger support services
➣	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

➣        Bookkeeping or other services related to the accounting records or financial statements of the Fund

➣        Financial information systems design and implementation

➣        Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

➣        Actuarial services

➣        Internal audit outsourcing services

➣        Management functions or human resources

➣        Broker or dealer, investment adviser, or investment banking services

➣        Legal services and expert services unrelated to the audit

➣        Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal years ended October 31, 2018 and October 31, 2017: none.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended October 31, 2018 and October 31, 2017 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 –	Audit Committee of Listed Registrants – Not applicable.

Item 6 –	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 –	Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 –	Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Global Total Return Fund, Inc.

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	December 18, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	December 18, 2018

By:	/s/ Brian D. Nee
Brian D. Nee
Treasurer and Principal Financial and Accounting Officer

Date:	December 18, 2018